UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  811-22027

                             FundVantage Trust

(Exact name of registrant as specified in charter)

301 Bellevue Parkway

                                     Wilmington, DE 19809

(Address of principal executive offices) (Zip code)

Joel L. Weiss

BNY Mellon Investment Servicing (US) Inc.

103 Bellevue Parkway

                                     Wilmington, DE 19809

(Name and address of agent for service)

Registrant’s telephone number, including area code:  302-791-1851

Date of fiscal year end:  April 30

Date of reporting period:  April 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Reports to Shareholders are attached herewith.

BRADESCO LATIN AMERICAN EQUITY FUND

Annual Investment Adviser’s Report

April 30, 2016

(Unaudited)

Dear Shareholder,

From April 30, 2015, to April 30, 2016, all eyes were firmly fixed on the US Federal Reserve (the “Fed”) and the next steps they would take with interest rates. At the start of the period, the Fed had indicated that a rate rise was imminent and subsequent increases would be gradual. At the same time, data prints for the first quarter of the year showed that activity was negatively influenced by the cold spell at the start of the year. By the middle of the year, the labor market and GDP had recovered, however, the Fed decided to postpone rate hikes due to uncertainty in the global markets. Internally, the situation was looking better, revised GDP for the second quarter showed growth of 3.9% (as opposed to 3.7% in the first reading); in addition, the labor market had also delivered consistent results. By December, the Fed had decided the economy was strong enough and increased interest rates – the first time since May 2006. The key interest rate was raised to 0.5% per year, in a unanimous decision of the Federal Open Market Committee (the “FOMC”). The Fed stressed that the good performance in the labor market and the expected acceleration of inflation justified the hike by the Central Bank. However, by January, the view had turned somewhat pessimistic once again with the global economy and the Fed kept rates unchanged at its two meetings in the first quarter 2016. By April, earnings season closed with mixed results. With 310 companies having reported at the end of the month, the majority beat earnings expectations, however, the result masks softer results compared to last year due to downward revisions to expectations. The FOMC left interest rates unchanged while showing little sign it was in a hurry to tighten monetary policy.

In Europe, the economic recovery continued, however, inflation remained a concern. At the start of the period, GDP for the quarter increased in line with market consensus (0.4%), following growth of 0.3% in the previous quarter. Low inflation and moderate recovery continued through the middle of the year, which led the ECB to adjust its stimulus measures with ECB president, Mario Draghi announcing the extension of the monthly purchase program assets (€ 60 billion/month) until March 2017, along with the inclusion of regional securities. The ECB continued its preoccupation with low inflation and growth into 2016 and surprised the market with further stimulus measures at the start of the year. Anxious to bring inflation close to 2% per year, the ECB cut its main interest and refinancing rates by 5 basis points, to 0.0% and 0.25% per annum, respectively. The deposit rate was cut by 10 bps to 0.4% per annum. In addition to interest rate cuts, the ECB increased the value of monthly bond purchases of €60 billion to €80 billion and enabled the purchase of securities of non-financial, investment grade securities. By the end of the period, figures for the first quarter of the year had been disclosed with a real GDP advance of 0.6% in the first quarter of 2016, beating consensus expectations of 0.4%. In the UK, the approaching EU referendum continued to make headlines with the polls increasingly close. In terms of other data, April’s German purchasing managers’ index (PMI) supported the message that growth in the Eurozone’s largest economy remains fairly sluggish. PMIs in other Euro zone countries were also softer.

In Latin America, there were further concerns about the health of the economies of the region. The area fell into deep recession towards the end of the year with no sign of recovery in the near term. In 2015, the region’s overall economic activity shrank 0.1%, which followed a five-year period in which the

1

BRADESCO LATIN AMERICAN EQUITY FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2016

(Unaudited)

economy grew, on average, 3.6%. The last time Latin America experienced an economic downturn was in 2009 when the global financial crisis hit the economy. Brazil accounts for most of the contraction within the continent while overall economic weakness was observed in the rest of the region. Chile, Mexico and Peru were resilient to the downturn in 2015 and actually grew faster than in 2014. Economic weakness persisted at the start of 2016 and the region continued to face strong headwinds in the form of lower commodities prices, a deterioration in investor confidence, heightened financial volatility – particularly in foreign exchange markets – and a more challenging global economic backdrop. Consequently, Latam’s already severe economic contraction observed at the end 2015 deepened further in the first quarter of this year.

In Brazil, after months of volatility due to political turmoil, the lower house of Congress voted to move forward with impeachment proceedings against President Dilma Rousseff on 17 April. The impeachment hearing will now move to the Senate and if a majority of senators vote to continue with the proceedings, Rousseff will have to step down for a maximum of 180 days while the trial continues. Brazil entered the deepest recession in over two decades last year as high inflation, abysmal confidence levels and low prices for exports rocked the economy. At the outset of 2016, the recession showed no sign of abating. Industrial production tallied the largest drop since December 2013 in February and consumer confidence fell in March.

Mexico, the second-largest economy in Latin America, grew 2.5% in 2015 and also held up well at the beginning of 2016. A modest expansion in economic activity in January eased concerns raised by the latest GDP data that the economy may be decelerating more rapidly than expected. Meanwhile, the manufacturing sector continued to be robust and received an extra boost from its US counterpart in March. Strong consumer fundamentals – growing employment, rising real wages, and increasing remittances and credit – will continue to support private consumption and, in turn, overall economic growth this year. However, persistently low oil prices, public expenditure cuts and sluggish growth in the US manufacturing sector will limit more meaningful growth.

In Peru, the result of the 10 April presidential elections showed that populist right-wing Keiko Fujimori and center-right Pedro Pablo Kuczynski will face one another in a runoff election on 5 June. Despite the runoff, the two right-wing candidates are expected to guarantee Peru’s market-friendly economic model, while in Colombia, a final agreement for the peace process between the government and leftist guerilla groups is not likely to materialize anytime soon. The longer the negotiations take, the more concerns could grow, thus affecting President Juan Manuel Santos’ already-low approval ratings and his ability to mobilize political capital.

2

BRADESCO LATIN AMERICAN EQUITY FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2016

(Unaudited)

	MSCI Performance (US$)
	April 30, 2015	April 30, 2016	Yearly Change
MSCI LATAM	2,693	2,292	-14.90%
MSCI BRAZIL	1,801	1,454	-19.20%
MSCI CHILE	1,640	1,469	-10.40%
MSCI COLOMBIA	751	585	-22.10%
MSCI MEXICO	6,170	5,672	-8.10%
MSCI PERU	1,238	1,159	-6.40%

	Local Markets Index Performance (Local Currency)
	April 30, 2015	April 30, 2016	Yearly Change
Brazil (IBOV)	51,627	56,229	8.9%
Chile (IPSA)	3,910	4,043	3.4%
Colombia (COLCAP)	1,672	1,396	-16.50%
Mexico (MEXBOL)	40,712	44,582	9.5%
Peru (IGBVL)	15,528	13,367	-13.90%

	Currency Performance ( x US$)
	April 30, 2015	April 30, 2016	Yearly Change
Brazil (BRL)	3.01	3.44	-12.30%
Chile (CLP)	612	660	-7.40%
Colombia (COP)	2,383	2,850	-16.40%
Mexico (MXN)	15.35	17.18	-10.60%
Peru (PEN)	3.13	3.29	-4.70%

3

BRADESCO LATIN AMERICAN EQUITY FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2016

(Unaudited)

Portfolio Review and Outlook

The Latin American market was highly volatile throughout the period. One of the factors that contributed to the volatility was the strong devaluation of local currencies, which was caused by the slowdown of global growth, uncertainty surrounding US rates and the sharp drop in oil prices. The fall of oil was also a major problem for countries that export the product, such as Colombia and Mexico. In Colombia, the risk perception of the economy has increased significantly as economic indicators have deteriorated and shares of companies have fallen – the problems were also amplified by the depreciation of the Colombian peso. In Mexico, the slump in oil prices has also brought down economic growth expectations and government investment; there is also speculation that energy reforms will be delayed. Finally, the Brazilian political scenario added a lot of volatility in the local market but, by the end of the period, a strong rally was underway due to the potential impeachment of current president, President Dilma Rousseff.

Over the last 12 months, the Bradesco Latin American Equity Fund (the “Fund”) Institutional Class shares performed -13.82% while the MSCI EM (Emerging Markets) Latin America Net Total Return Index returned -12.71%, underperforming the benchmark by 111 basis points (“bps”). The Retail Class shares during the same period returned -14.07%.

The underperformance of the Fund was due to the deterioration of the stock exchanges of Latin America during the period due to the problems described above. At the start of the period, the main highlight was Petrobras (Energy). The state-owned oil company eventually released the 2014 audited balance sheet with a loss of -R$ 21 billion and no payment of dividends; R$ 51 billion was accounted for as write-offs, of which R$ 6 billion was named as corruption in contracts from 2004 to 2012. Despite the negative numbers announced, the stock reacted well in the market reducing pressure over the accounting issue and presented a short-term recovery.

Later in the year, the equity markets continued to underperform in Latin America. Brazil was the main drag on returns during the quarter due to the economic and political crisis. This continued to until the end of the year with stock exchanges around the globe finishing 2015 weakly. The sharp decline in the price of oil (-11% during December 2015 and -39% for the year) was also a negative, in addition to lower prices of metal commodities such as copper and iron ore.

After a challenging start to the year, with equities and commodities under pressure due to worries over global growth, fears about China and the fall of the oil price, sentiment improved by the middle of February. This was especially observed in Latin America due to a rebound in commodity prices and currency appreciation. There was also progress in the political arena in Brazil, where the chance of impeachment of the current president increased. This has widely been seen as an opportunity for changes in the economic policy of the country. The Brazilian stock exchange has been one of the best performers in the world due to the potential change in politics.

4

BRADESCO LATIN AMERICAN EQUITY FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2016

(Unaudited)

The outlook for Latin America is still uncertain. Due to the global fall in commodities prices, anemic global growth prospects and volatility in financial markets, Latin American should continue to see deterioration in trade and capital outflows. The outlook for Brazil – the largest economy in the region – remains dreary as political developments are drawing the government’s attention away from much-needed reforms and the economy is expected to stay in recession if poor fundamentals are not addressed.

Based on fundamentals, we maintain our preference for Mexico among the countries of Latin America. Mexico should continue its trend of sustainable growth compared to the other countries of Latin America, supported by the strength of the US economy. The positive fundamentals of the labor market and well-behaved inflation support the positive cycle of consumption and economic activity. We are also positive on Peru – despite having few investment alternatives – which also stands out in the region with positive and sustainable prospects for the economy.

Latin America is also subject to global economic risks. External factors such as a slowdown in the Chinese economy (with the consequent impact on commodities) and increased interest rates in the US should affect the exchanges and currencies of Latin American countries further.

These conditions increase the relevance of stock picking to combine protection and superior returns. The quality of assets and the capacity to deliver returns, even during uncertain moments, are the focus of the portfolio. We remain selective about opportunities in the region with a bias towards Mexico, even despite gradual growth.

Roberto Sadao Arai Shinkai – Portfolio Manager

May 20, 2016

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2016 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risks.

5

BRADESCO LATIN AMERICAN HARD CURRENCY BOND FUND

Annual Investment Adviser’s Report

April 30, 2016

(Unaudited)

Dear Fund Shareholder,

From April 30, 2015, to April 30, 2016, all eyes were firmly fixed on the US Federal Reserve (the “Fed”) and the next steps they would take with interest rates. At the start of the period, the Fed had indicated that a rate rise was imminent and subsequent increases would be gradual. At the same time, data prints for the first quarter of the year showed that activity was negatively influenced by the cold spell at the start of the year. By the middle of the year, the labor market and GDP had recovered, however, the Fed decided to postpone rate hikes due to uncertainty in the global markets. Internally, the situation was looking better, revised GDP for the second quarter showed growth of 3.9% (as opposed to 3.7% in the first reading); in addition, the labor market had also delivered consistent results. By December, the Fed had decided the economy was strong enough and increased interest rates – the first time since May 2006. The key interest rate was raised to 0.5% per year, in a unanimous decision of the Federal Open Market Committee (the “FOMC”). The Fed stressed that the good performance in the labor market and the expected acceleration of inflation justified the hike by the Central Bank. However, by January, the view had turned somewhat pessimistic once again with the global economy and the Fed kept rates unchanged at its two meetings in the first quarter 2016. By April, earnings season closed with mixed results. With 310 companies having reported at the end of the month, the majority beat earnings expectations, however, the result masks softer results compared to last year due to downward revisions to expectations. The FOMC left interest rates unchanged while showing little sign it was in a hurry to tighten monetary policy.

In Europe, the economic recovery continued, however, inflation remained a concern. At the start of the period, GDP for the quarter increased in line with market consensus (0.4%), following growth of 0.3% in the previous quarter. Low inflation and moderate recovery continued through the middle of the year, which led the ECB to adjust its stimulus measures with ECB president, Mario Draghi announcing the extension of the monthly purchase program assets (€ 60 billion/month) until March 2017, along with the inclusion of regional securities. The ECB continued its preoccupation with low inflation and growth into 2016 and surprised the market with further stimulus measures at the start of the year. Anxious to bring inflation close to 2% per year, the ECB cut its main interest and refinancing rates by 5 basis points, to 0.0% and 0.25% per annum, respectively. The deposit rate was cut by 10 bps to 0.4% per annum. In addition to interest rate cuts, the ECB increased the value of monthly bond purchases of €60 billion to €80 billion and enabled the purchase of securities of non-financial, investment grade securities. By the end of the period, figures for the first quarter of the year had been disclosed with a real GDP advance of 0.6% in the first quarter of 2016, beating consensus expectations of 0.4%. In the UK, the approaching EU referendum continued to make headlines with the polls increasingly close. In terms of other data, April’s German purchasing managers’ index (PMI) supported the message that growth in the Eurozone’s largest economy remains fairly sluggish. PMIs in other Euro zone countries were also softer.

In Latin America, there were further concerns about the health of the economies of the region. The area fell into deep recession towards the end of the year with no sign of recovery in the near term. In 2015, the region’s overall economic activity shrank 0.1%, which followed a five-year period in which the

6

BRADESCO LATIN AMERICAN HARD CURRENCY BOND FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2016

(Unaudited)

economy grew, on average, 3.6%. The last time Latin America experienced an economic downturn was in 2009 when the global financial crisis hit the economy. Brazil accounts for most of the contraction within the continent while overall economic weakness was observed in the rest of the region. Chile, Mexico and Peru were resilient to the downturn in 2015 and actually grew faster than in 2014. Economic weakness persisted at the start of 2016 and the region continued to face strong headwinds in the form of lower commodities prices, a deterioration in investor confidence, heightened financial volatility – particularly in foreign exchange markets – and a more challenging global economic backdrop. Consequently, Latam’s already severe economic contraction observed at the end 2015 deepened further in the first quarter of this year.

In Brazil, after months of volatility due to political turmoil, the lower house of Congress voted to move forward with impeachment proceedings against President Dilma Rousseff on 17 April. The impeachment hearing will now move to the Senate and if a majority of senators vote to continue with the proceedings, Rousseff will have to step down for a maximum of 180 days while the trial continues. Brazil entered the deepest recession in over two decades last year as high inflation, abysmal confidence levels and low prices for exports rocked the economy. At the outset of 2016, the recession showed no sign of abating. Industrial production tallied the largest drop since December 2013 in February and consumer confidence fell in March.

Mexico, the second largest economy in Latin America, grew 2.5% in 2015 and also held up well at the beginning of 2016. A modest expansion in economic activity in January eased concerns raised by the latest GDP data that the economy may be decelerating more rapidly than expected. Meanwhile, the manufacturing sector continued to be robust and received an extra boost from its US counterpart in March. Strong consumer fundamentals – growing employment, rising real wages, and increasing remittances and credit – will continue to support private consumption and, in turn, overall economic growth this year. However, persistently low oil prices, public expenditure cuts and sluggish growth in the US manufacturing sector will limit more meaningful growth.

In Peru, the result of the 10 April presidential elections showed that populist right-wing Keiko Fujimori and center-right Pedro Pablo Kuczynski will face one another at a runoff election on 5 June. Despite the runoff, the two right-wing candidates are expected to guarantee Peru’s market-friendly economic model, while in Colombia, a final agreement for the peace process between the government and leftist guerilla groups is not likely to materialize anytime soon. The longer the negotiations take, the more concerns could grow, thus affecting President Juan Manuel Santos’ already-low approval ratings and his ability to mobilize political capital.

7

BRADESCO LATIN AMERICAN HARD CURRENCY BOND FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2016

(Unaudited)

	Index Performance (US$)
	April 30, 2015	April 30, 2016	Yearly Change
CS Latam Corporate Index 0-6Y A/B Buckets	249.75	251.00	0.50%

	Local Interest Rates (%)
	April 30, 2015	April 30, 2016	Last Change
US (FED FUNDS RATE)	0.25	0.50	December 16, 2015
BRAZIL (SELIC)	13.25	14.25	July 29, 2015
CHILE (TPM)	3.00	3.50	December 17, 2015
COLOMBIA	4.50	7.00	April 29, 2016
MEXICO (BANXICO)	3.00	3.75	February 17, 2016
PERU	3.25	4.25	February 11, 2016

	Currency Performance ( x US$)
	April 30, 2015	April 30, 2016	Yearly Change
Brazil (BRL)	3.01	3.44	-12.30%
Chile (CLP)	612	660	-7.40%
Colombia (COP)	2,383	2,850	-16.40%
Mexico (MXN)	15.35	17.18	-10.60%
Peru (PEN)	3.13	3.29	-4.70%

8

BRADESCO LATIN AMERICAN HARD CURRENCY BOND FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2016

(Unaudited)

Portfolio Review and Outlook

From April 30, 2015 to April 30, 2016 the Bradesco Latin American Hard Currency Bond Fund (the “Fund”) Institutional Class shares returned -4.72% while the Retail Class shares returned -4.83%. The CS (Credit Suisse) Latin America Corporate Index 0-6Y A/B Buckets, the Fund’s benchmark, performed 0.50% during the same period.

At the start of the period, the Fund underperformed due to longer-duration papers suffering from rising rates in the US. However, financials made a positive contribution to the portfolio. Banks, mainly in Brazil and Chile, showed robust margins, focusing on cost efficiency and selectiveness in credit. Pulp and paper in Brazil also made a positive contribution to the portfolio (Suzano and Klabin). Positions in Peruvian banks were reduced due to higher risk in a stronger dollar environment. By the middle of the period, the major negative contribution were Brazilian positions, due to the challenging political scenario, while Chilean and Mexican positions had a relatively better contribution to the portfolio returns. Financials continued to perform well as did Brazilian pulp and paper. The Fund continued to reduce positions in Colombia due to its heavy economic response to lower oil prices.

At the end of 2015, Latin America continued to retain a weak tone. During last quarter of the year, underperformance came from Brazilian papers, however, financials gave a positive contribution to the portfolio once again, mainly in Brazil, but also the Chilean issues performed well, due to robust financial systems in both countries with good margins, focusing on cost-efficiency and selectiveness in credit. Pulp and paper in Brazil also made a positive contribution to the portfolio, namely Suzano and Klabin. In light of the change of the economic team in Brazil at the end of the year, the cash position of the Fund was raised to absorb the risk of change.

In the last month of the period, there was a stiff rebound in the prices of Brazilian assets, driven by the hope of political changes. In light of this, the Fund returned 6.15% with the major contribution coming from Brazilian papers, mainly long-dated sovereigns where our bet of excessive punishment of Brazil paid off. Banks, iron/steel and pulp and paper were also the highest positive contribution to the portfolio. In addition, the Mexican and Chilean portion of the portfolio delivered steady but not outstanding performance.

The outlook for Latin America is still uncertain. Due to the global fall in commodities prices, anemic global growth prospects and volatility in financial markets, Latin American should continue to see a deterioration in trade, capital outflows and pressure on the exchange rates. Moreover, a strong El Niño weather phenomenon is likely to aggravate the region’s economic outlook, as the damage to some countries’ harvests was worse than expected.

The outlook for Brazil remains dreary as political developments are drawing the government’s attention away from much-needed reforms and the economy is expected to stay in recession if poor fundamentals

9

BRADESCO LATIN AMERICAN HARD CURRENCY BOND FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2016

(Unaudited)

are not addressed, but on the other hand, the road is paved to a change as Brazilian population is urging for it. If this change comes in a responsible manner, towards structural reforms and market-friendly measures, this path of recovery on Brazilian assets is set to continue. Mexico, the second-largest economy in the region, will continue to face headwinds from the fall in oil prices and the recent slowdown in the US industrial sector – to which Mexico is closely tied – and renewed cuts in government spending.

Regarding monetary policy, in Brazil, an easing cycle could be implemented towards the end of the year on lower inflation. In the case of Chile and Mexico, even though reduced pressure on exchange rates gives more room for monetary policy, there are no more hikes expected. In Peru, one additional hike is expected and, in Colombia, additional hikes are likely due to inflation.

Our medium to long-term overweight in the portfolio continues to be Brazil: We don’t foresee any changes to our view and the same reasons we prefer to hold a larger chunk in Brazil remain, as it is basically risk-adjusted and paying well for this risk.

Clayton Rodrigues – Portfolio Manager

May 20, 2016

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2016 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risks.

10

BRADESCO LATIN AMERICAN EQUITY FUND

Annual Report

Performance Data

April 30, 2016

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Bradesco Latin American Equity Fund’s Institutional Class vs. MSCI EM (Emerging Markets) Latin America Net Total Return Index.

Average Annual Total Returns for the Periods Ended April 30, 2016
	1 Year	Since Inception
Institutional Class	-13.82%	-12.15%*
MSCI EM (Emerging Markets) Latin America Net Total Return Index	-12.71%	-10.26%**

*	Institutional Class shares of the Bradesco Latin American Equity Fund (the “Fund”) commenced operations on December 20, 2013.

**	Benchmark performance is from the commencement date of Institutional Class shares of the Fund (December 20, 2013) and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 640-5705.

As stated in the current prospectus dated September 1, 2015, the Fund’s “Total Annual Fund Operating Expenses” are 3.28%, and the Fund’s “Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement are 1.76% for Institutional Class shares, of the Fund’s average daily net assets. These rates may differ from the actual expenses incurred by the Fund for the period covered by this report. A 2.00% redemption fee applies to shares redeemed within 30 days of purchase. The redemption fee is not reflected in the returns shown above. BRAM US LLC (“BRAM US” or the “Adviser”) has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund to the extent necessary to ensure that the Fund’s “Total Annual Fund Operating Expenses”, excluding taxes, any class-specific fees and expenses (such as Rule 12b-1 distribution fees, shareholder service

11

BRADESCO LATIN AMERICAN EQUITY FUND

Annual Report

Performance Data

April 30, 2016

(Unaudited)

fees or transfer agency fees) “Acquired Fund” fees and expenses, interest, extraordinary items and brokerage commissions, do not exceed 1.75% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2016, unless the Board of Trustees of the FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and/or expenses not been waived and/or reimbursed.

The Fund intends to evaluate performance as compared to that of the MSCI EM (Emerging Markets) Latin America Net Total Return Index (net of foreign withholding taxes) (the “Index”). The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets in Latin America. The MSCI EM (Emerging Markets) Latin America Net Total Return Index consists of the following 5 emerging market country indexes: Brazil, Chile, Colombia, Mexico, and Peru. An index is unmanaged and it is not possible to invest in an index.

The Fund is non-diversified which means it may be invested in a limited number of issuers geographically particularly Latin America and more susceptible to any economic, political and regulatory events. The Fund invests primarily in markets of emerging countries which are riskier and may be considered speculative. In addition, many emerging securities markets have far lower trading volumes, currency devaluation risk and less liquidity than developed markets. The Fund may invest in derivatives (futures, options, and swaps), depositary receipts and small to mid-capitalization companies all of which may cause greater volatility and less liquidity. Funds that invest in derivatives are subject to the risks of the underlying securities which may be more sensitive to changes in market conditions and may amplify risks. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns.

Foreign securities are subject to political, social, or economic risks including instability in the country of the issuer of a security, variation in international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on movement to currency or other assets and nationalization of assets.

12

BRADESCO LATIN AMERICAN EQUITY FUND

Annual Report

Performance Data

April 30, 2016

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Bradesco Latin American Equity Fund’s Retail Class vs. MSCI EM (Emerging Markets) Latin America Net Total Return Index.

Average Annual Total Returns for the Periods Ended April 30, 2016
	1 Year	Since Inception
Retail Class	-14.07%	-18.78%*
MSCI EM (Emerging Markets) Latin America Net Total Return Index	-12.71%	-16.64%**

*	Retail Class shares of the Bradesco Latin American Equity Fund (the “Fund”) commenced operations on June 9, 2014.

**	Benchmark performance is from the commencement date of Retail Class shares of the Fund (June 9, 2014) only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 640-5705.

As stated in the current prospectus dated September 1, 2015, the Fund’s “Total Annual Fund Operating Expenses” are 3.53%, and the Fund’s “Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement are 2.01% for Retail Class shares, of the Fund’s average daily net assets. These rates may differ from the actual expenses incurred by the Fund for the period covered by this report. A 2.00% redemption fee applies to shares redeemed within 30 days of purchase. The redemption fee is not reflected in the returns shown above. BRAM US LLC (“BRAM US” or the “Adviser”) has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund to the extent necessary to ensure that the Fund’s “Total Annual Fund Operating Expenses”, excluding taxes, any class-specific fees and expenses (such as Rule 12b-1 distribution fees, shareholder service fees or transfer

13

BRADESCO LATIN AMERICAN EQUITY FUND

Annual Report

Performance Data (Concluded)

April 30, 2016

(Unaudited)

agency fees), “Acquired Fund” fees and expenses, interest, extraordinary items and brokerage commissions, do not exceed 1.75% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2016, unless the Board of Trustees of the FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and/or expenses not been waived and/or reimbursed.

The Fund intends to evaluate performance as compared to that of the MSCI EM (Emerging Markets) Latin America Net Total Return Index (net of foreign withholding taxes) (the “Index”). The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets in Latin America. The MSCI EM (Emerging Markets) Latin America Net Total Return Index consists of the following 5 emerging market country indexes: Brazil, Chile, Colombia, Mexico, and Peru. An index is unmanaged and it is not possible to invest in an index.

The Fund is non-diversified which means it may be invested in a limited number of issuers geographically particularly Latin America and more susceptible to any economic, political and regulatory events. The Fund invests primarily in markets of emerging countries which are riskier and may be considered speculative. In addition, many emerging securities markets have far lower trading volumes, currency devaluation risk and less liquidity than developed markets. The Fund may invest in derivatives (futures, options, and swaps), depositary receipts and small to mid-capitalization companies all of which may cause greater volatility and less liquidity. Funds that invest in derivatives are subject to the risks of the underlying securities which may be more sensitive to changes in market conditions and may amplify risks. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns.

Foreign securities are subject to political, social, or economic risks including instability in the country of the issuer of a security, variation in international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on movement to currency or other assets and nationalization of assets.

14

BRADESCO LATIN AMERICAN HARD CURRENCY BOND FUND

Annual Report

Performance Data

April 30, 2016

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Bradesco Latin American Hard Currency Bond Fund’s Institutional Class vs. CS (Credit Suisse) Latin America Corporate Index 0-6Y A/B Buckets.

Average Annual Total Returns for the Periods Ended April 30, 2016
	1 Year	Since Inception
Institutional Class	-4.72%	-0.31%*
CS (Credit Suisse) Latin America Corporate Index 0-6Y A/B Buckets	0.50%	2.00%**

*	Institutional Class shares of the Bradesco Latin American Hard Currency Bond Fund (the “Fund”) commenced operations on December 20, 2013.

**	Benchmark performance is from the commencement date of Institutional Class shares of the Fund (December 20, 2013) and is not the commencement date of the benchmark itself.

The performance data includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 640-5705.

As stated in the current prospectus dated September 1, 2015, the Fund’s “Total Annual Fund Operating Expenses” are 2.84%, and the Fund’s “Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement are 1.53% for Institutional Class shares, of the Fund’s average daily net assets. These rates may differ from the actual expenses incurred by the Fund for the period covered by this report. A 2.00% redemption fee applies to shares redeemed within 30 days of purchase. The redemption fee is not reflected in the returns shown above. BRAM US

15

BRADESCO LATIN AMERICAN HARD CURRENCY BOND FUND

Annual Report

Performance Data

April 30, 2016

(Unaudited)

LLC (“BRAM US” or the “Adviser”) has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund to the extent necessary to ensure that the Fund’s “Total Annual Fund Operating Expenses”, excluding taxes, any class-specific fees and expenses (such as Rule 12b-1 distribution fees, shareholder service fees or transfer agency fees), “Acquired Fund” fees and expenses, interest, extraordinary items and brokerage commissions, do not exceed 1.50% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2016, unless the Board of Trustees of the FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and/or expenses not been waived and/or reimbursed.

The Fund intends to evaluate performance as compared to that of the CS (Credit Suisse) Latin America Corporate Index 0-6Y A/B Buckets (the “Index”). The Index is a subset index of the Credit Suisse-Latin America Corporate Index (“LACI”). It contains bonds with less than 6 years to maturity and rated “B-” or higher [composite of Moody’s, S&P, and Fitch ratings as determined by Credit Suisse’s methodology]. LACI is a diversified basket of liquid, tradable Latin American corporate bond issues that are denominated in US dollars. This index provides a region-specific benchmark that represents characteristics, pricing, and total return performance of different asset classes within the Latin American corporate bond universe. The index is divided into three different categories, including supranational, quasi-sovereign, and corporate bonds and can be broken down by country of issuance. An index is unmanaged and it is not possible to invest in an index.

The Fund is non-diversified which means it may be invested in a limited number of issuers particularly in Latin America and more susceptible to any economic, political and regulatory events. The Fund invests primarily in markets of emerging countries which are riskier and may be considered speculative as well as derivatives which may amplify volatility. In addition, many emerging securities markets have far lower trading volumes, currency devaluation risk and less liquidity than developed markets. The Fund invests in below investment grade bonds (known as “junk bonds”) and may be less liquid and subject to greater volatility. The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, sovereign debt, call and interest rate risk. As interest rates rise the value of bond prices will decline.

Foreign securities are subject to political, social, or economic risks including instability in the country of the issuer of a security, variation in international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on movement to currency or other assets and nationalization of assets.

16

BRADESCO LATIN AMERICAN HARD CURRENCY BOND FUND

Annual Report

Performance Data

April 30, 2016

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Bradesco Latin American Hard Currency Bond Fund’s Retail Class vs. CS (Credit Suisse) Latin America Corporate Index 0-6Y A/B Buckets.

Average Annual Total Returns for the Period Ended April 30, 2016
	1 Year	Since Inception
Retail Class	-4.83%	-3.60%*
CS (Credit Suisse) Latin America Corporate Index 0-6Y A/B Buckets	0.50%*	-0.55%**

*	Retail Class shares of the Bradesco Latin American Hard Currency Bond Fund (the “Fund”) commenced operations on June 9, 2014.

**	Benchmark performance is from the commencement date of Retail Class shares of the Fund (June 9, 2014) only and is not the commencement date of the benchmark itself.

The performance data includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 640-5705.

As stated in the current prospectus dated September 1, 2015, the Fund’s “Total Annual Fund Operating Expenses” are 3.09%, and the Fund’s “Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement are 1.78% for Retail Class shares, of the Fund’s average daily net assets. These rates may differ from the actual expenses incurred by the Fund for the period covered by this report. A 2.00% redemption fee applies to shares redeemed within 30 days of purchase. The redemption fee is not reflected in the returns shown above. BRAM US LLC (“BRAM

17

BRADESCO LATIN AMERICAN HARD CURRENCY BOND FUND

Annual Report

Performance Data (Concluded)

April 30, 2016

(Unaudited)

US” or the “Adviser”) has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund to the extent necessary to ensure that the Fund’s “Total Annual Fund Operating Expenses”, excluding taxes, any class-specific fees and expenses (such as Rule 12b-1 distribution fees, shareholder service fees or transfer agency fees), “Acquired Fund” fees and expenses, interest, extraordinary items and brokerage commissions, do not exceed 1.50% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2016, unless the Board of Trustees of the FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and/or expenses not been waived and/or reimbursed.

The Fund intends to evaluate performance as compared to that of the CS (Credit Suisse) Latin America Corporate Index 0-6Y A/B Buckets (the “Index”). The Index is a subset index of the Credit Suisse Latin America Corporate Index (“LACI”). It contains bonds with less than 6 years to maturity and rated “B-” or higher [composite of Moody’s, S&P, and Fitch ratings as determined by Credit Suisse’s methodology]. LACI is a diversified basket of liquid, tradable Latin American corporate bond issues that are denominated in US dollars. This index provides a region-specific benchmark that represents characteristics, pricing, and total return performance of different asset classes within the Latin American corporate bond universe. The index is divided into three different categories, including supranational, quasi-sovereign, and corporate bonds and can be broken down by country of issuance. An index is unmanaged and it is not possible to invest in an index.

The Fund is non-diversified which means it may be invested in a limited number of issuers particularly in Latin America and more susceptible to any economic, political and regulatory events. The Fund invests primarily in markets of emerging countries which are riskier and may be considered speculative as well as derivatives which may amplify volatility. In addition, many emerging securities markets have far lower trading volumes, currency devaluation risk and less liquidity than developed markets. The Fund invests in below investment grade bonds (known as “junk bonds”) and may be less liquid and subject to greater volatility. The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, sovereign debt, call and interest rate risk. As interest rates rise the value of bond prices will decline.

Foreign securities are subject to political, social, or economic risks including instability in the country of the issuer of a security, variation in international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on movement to currency or other assets and nationalization of assets.

18

BRADESCO FUNDS

Fund Expense Disclosure

April 30, 2016

(Unaudited)

As a shareholder of the Bradesco Funds (each a “Fund” and together, the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested from November 1, 2015, through April 30, 2016 and held for the entire period.

Actual Expenses

The first line for each Fund in the accompanying tables provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the accompanying tables provide information about hypothetical account values and hypothetical expenses based on such Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund(s) and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

19

BRADESCO FUNDS

Fund Expense Disclosure (Concluded)

April 30, 2016

(Unaudited)

	Bradesco Latin American Equity Fund
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period*
Institutional Class
Actual	$1,000.00	$1,120.20	$ 9.23
Hypothetical (5% return before expenses)	1,000.00	1,016.16	8.77
Retail Class
Actual	$1,000.00	$1,119.10	$10.54
Hypothetical (5% return before expenses)	1,000.00	1,014.92	10.02

	Bradesco Latin American Hard Currency Bond Fund
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period**
Institutional Class
Actual	$1,000.00	$1,035.10	$7.59
Hypothetical (5% return before expenses)	1,000.00	1,017.40	7.52
Retail Class
Actual	$1,000.00	$1,034.80	$8.85
Hypothetical (5% return before expenses)	1,000.00	1,016.16	8.77

*

Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2016 of 1.75% and 2.00% for the Institutional Class and the Retail Class shares, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (182), then divided by 366 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual six-month total returns for the Fund of 12.02% and 11.91% for the Institutional Class and the Retail Class shares, respectively.

**

Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2016 of 1.50% and 1.75% for the Institutional Class and the Retail Class shares, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (182), then divided by 366 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual six-month total returns for the Fund of 3.51% and 3.48% for the Institutional Class and the Retail Class shares, respectively.

20

BRADESCO LATIN AMERICAN EQUITY FUND

Portfolio Holdings Summary Table

April 30, 2016

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCK:
Banks	15.5%	$ 2,100,881
Beverages	13.8	1,874,119
Building Materials	6.8	930,529
Electric	5.4	731,129
Retail	5.0	672,413
Oil & Gas	4.5	606,520
REITS	4.2	565,694
Commercial Services	3.7	502,592
Holding Companies-Diversified	3.5	476,802
Food	3.4	468,926
Diversified Financial Services	3.4	460,447
Auto Parts & Equipment	3.1	428,422
Iron/Steel	3.1	428,122
Insurance	3.0	407,140
Telecommunications	2.6	359,664
Chemicals	2.1	282,747
Media	1.3	175,380
Software	1.0	137,353
Aerospace/Defense	1.0	129,360
Investment Companies	0.9	116,229
Preferred Stocks	8.3	1,124,476
Registered Investment Company	4.3	592,454
Other Assets in Excess of Liabilities	0.1	6,921

NET ASSETS	100.0%	$13,578,320

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

21

BRADESCO LATIN AMERICAN EQUITY FUND

Portfolio of Investments

April 30, 2016

	Number of Shares	Value

COMMON STOCKS — 87.3%
Belgium — 3.2%
Anheuser-Busch InBev NV, SP ADR	3,550	$440,839

Brazil — 39.4%
AMBEV SA, SP ADR	67,700	378,443
Banco do Brasil SA	22,500	142,684
BB Seguridade Participacoes SA	46,800	407,140
BRF SA, ADR	15,800	224,676
CCR SA	23,500	109,531
CETIP SA - Mercados Organizados	17,500	214,524
CPFL Energia SA	28,500	165,319
Embraer SA, ADR	5,600	129,360
Itau Unibanco Holding SA, ADR	118,200	1,126,446
JBS SA	18,000	47,470
Kroton Educacional SA	43,200	161,030
Linx SA	9,700	137,353
Localiza Rent a Car SA	23,800	232,031
Lojas Renner SA	12,700	76,254
Multiplan Empreendimentos Imobiliarios SA	5,200	89,659
Petroleo Brasileiro SA, SP ADR*	102,800	606,520
Raia Drogasil SA	8,800	142,059
Ultrapar Participacoes SA	13,400	282,747
Vale SA, SP ADR	94,300	428,122
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	24,473	245,923

		5,347,291

	Number of Shares	Value

COMMON STOCKS — (Continued)
Chile — 7.3%
Colbun SA	1,166,000	$314,216
Empresas COPEC SA	19,300	192,788
Parque Arauco SA	80,339	155,577
SACI Falabella	17,800	137,758
Vina Concha Y Toro SA	117,500	197,305

		997,644

Colombia — 0.9%
Grupo De Inversiones Suramericana SA	8,600	116,229

Mexico — 33.9%
Alfa SAB de CV, Class A	151,000	284,014
America Movil SAB de CV, SP ADR, Class L	25,400	359,664
Banregio Grupo Financiero SAB de CV	59,000	354,247
Cemex SAB de CV, SP ADR*	18,390	137,008
Concentradora Fibra Danhos SA de CV, REIT	125,450	281,384
Fomento Economico Mexicano SAB de CV, SP ADR	9,200	857,532
Gruma SAB de CV, Class B	13,500	196,780
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	7,000	325,010
Grupo Aeroportuario Del Sureste SAB de CV, Class B	24,600	378,852
Grupo Financiero Banorte SAB de CV, Class O	22,600	128,496
Grupo Televisa SA, SP ADR	6,000	175,380

The accompanying notes are an integral part of the financial statements.

22

BRADESCO LATIN AMERICAN EQUITY FUND

Portfolio of Investments (Concluded)

April 30, 2016

	Number of Shares	Value

COMMON STOCKS — (Continued)
Mexico — (Continued)
Infraestructura Energetica Nova SAB de CV	64,500	$251,594
PLA Administradora Industrial S de RL de CV REIT	70,000	128,733
Rassini SAB de CV	91,700	428,422
Wal-Mart de Mexico SAB de CV	128,000	316,342

		4,603,458

Peru — 2.6%
Credicorp Ltd.	2,400	349,008

TOTAL COMMON STOCKS (Cost $12,216,472)		11,854,469

PREFERRED STOCKS — 8.3%
Brazil — 6.4%
Gerdau SA	45,200	103,168
Itausa - Investimentos Itau SA	287,000	718,491
Suzano Papel e Celulose SA	12,400	47,484

		869,143

Colombia — 1.9%
Banco Davivienda SA	27,100	255,333

TOTAL PREFERRED STOCKS (Cost $1,144,967)		1,124,476

	Number of Shares	Value

REGISTERED INVESTMENT COMPANY — 4.3%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.20%(a)	592,454	$592,454

TOTAL REGISTERED INVESTMENT COMPANY (Cost $592,454)		592,454

TOTAL INVESTMENTS - 99.9% (Cost $13,953,893)		13,571,399
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%		6,921

NET ASSETS - 100.0%		$13,578,320

*	Non-income producing.
(a)	Rate periodically changes. Rate disclosed is the daily yield on April 30, 2016.

ADR	American Depository Receipt
REIT	Real Estate Investment Trust
SP ADR	Sponsored American Depository Receipt

The accompanying notes are an integral part of the financial statements.

23

BRADESCO LATIN AMERICAN HARD CURRENCY BOND FUND

Portfolio Holdings Summary Table

April 30, 2016

(Unaudited)

The following table presents a summary by security type of the portfolio holdings of the Fund:

	% of Net Assets	Value
SECURITY TYPE:
Corporate Bonds and Notes	77.8%	$11,416,281
Government Bonds	14.4	2,112,750
Registered Investment Company	5.6	821,280
Other Assets in Excess of Liabilities	2.2	321,312

NET ASSETS	100.0%	$14,671,623

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

24

BRADESCO LATIN AMERICAN HARD CURRENCY BOND FUND

Portfolio of Investments

April 30, 2016

Par Value	Value

CORPORATE BONDS AND NOTES — 77.8%
Austria — 0.0%
Oas Investments GmbH 8.25%, 10/19/2019(a)(b)	$200,000	$10

Brazil — 30.5%
Banco do Brasil SA 5.88%, 01/19/2023	700,000	651,000
Banco Santander Brasil SA 4.63%, 02/13/2017	200,000	203,520
BM&FBovespa SA 5.50%, 07/16/2020	1,500,000	1,548,750
Caixa Economica Federal 4.50%, 10/03/2018	500,000	490,050
Embraer SA 5.15%, 06/15/2022	500,000	522,500
Itau Unibanco Holding SA 5.75%, 01/22/2021	200,000	203,876
Itau Unibanco Holding SA 5.65%, 03/19/2022	300,000	304,470
Itau Unibanco Holding SA 5.50%, 08/06/2022	200,000	200,000
Votorantim Cimentos SA 7.25%, 04/05/2041	400,000	353,880

		4,478,046

Cayman Islands — 24.0%
BFF International Ltd. 7.25%, 01/28/2020	500,000	541,250
BR Malls International Finance Ltd. 8.50%, 01/29/2049(b)(c)	400,000	370,000
Braskem Finance Ltd. 7.00%, 05/07/2020	250,000	260,000
Cosan Overseas Ltd. 8.25%, 11/29/2049(b)(c)	600,000	530,400

Par Value	Value

CORPORATE BONDS AND NOTES — (Continued)
Cayman Islands — (Continued)
Suzano Trading Ltd. 5.88%, 01/23/2021	$900,000	$918,000
Vale Overseas Ltd. 6.88%, 11/10/2039	500,000	438,750
Vale Overseas Ltd. 4.38%, 01/11/2022	500,000	462,500

		3,520,900

Chile — 1.4%
Corpbanca SA 3.88%, 09/22/2019	200,000	206,294

Colombia — 2.9%
Bancolombia SA 5.95%, 06/03/2021	400,000	429,680

Luxembourg — 2.4%
Klabin Finance SA 5.25%, 07/16/2024	360,000	351,900

Mexico — 12.3%
Alfa SAB de CV 5.25%, 03/25/2024(b)	500,000	530,625
America Movil SAB de CV 5.00%, 03/30/2020	300,000	331,389
Cemex SAB de CV 5.88%, 03/25/2019(b)	500,000	511,200
Grupo Bimbo SAB de CV 4.50%, 01/25/2022	400,000	426,997

		1,800,211

Netherlands — 1.0%
Cimpor Financial Operations BV 5.75%, 07/17/2024(b)	200,000	151,740

The accompanying notes are an integral part of the financial statements.

25

BRADESCO LATIN AMERICAN HARD CURRENCY BOND FUND

Portfolio of Investments (Concluded)

April 30, 2016

Par Value	Value

CORPORATE BONDS AND NOTES — (Continued)
Virgin Islands — 3.3%
Gerdau Trade, Inc. 5.75%, 01/30/2021	$500,000	$477,500

TOTAL CORPORATE BONDS AND NOTES (Cost $11,951,366)		11,416,281

GOVERNMENT BONDS — 14.4%
Brazilian Government International Bond 5.88%, 01/15/2019	700,000	761,250

Brazilian Government International Bond 2.63%, 01/05/2023	1,200,000	1,041,000

Brazilian Government International Bond 7.13%, 01/20/2037	300,000	310,500

TOTAL GOVERNMENT BONDS (Cost $2,036,750)		2,112,750

	Number of Shares	Value

REGISTERED INVESTMENT COMPANY — 5.6%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.20%(d)	821,280	$821,280

TOTAL REGISTERED INVESTMENT COMPANY (Cost $821,280)		821,280

TOTAL INVESTMENTS - 97.8% (Cost $14,809,396)		14,350,311
OTHER ASSETS IN EXCESS OF LIABILITIES - 2.2%		321,312

NET ASSETS - 100.0%		$14,671,623

(a)	Investment with a total aggregate value of $10 or 0.00% of net assets was in default as of April 30, 2016.
(b)	This security is callable.
(c)	Security is perpetual. Date shown is next call date.
(d)	Rate periodically changes. Rate disclosed is the daily yield on April 30, 2016.

The accompanying notes are an integral part of the financial statements.

26

BRADESCO FUNDS

Statements of Assets and Liabilities

April 30, 2016

	Bradesco Latin American Equity Fund	Bradesco Latin American Hard Currency Bond Fund
Assets
Investments, at value (Cost $13,953,893 and $14,809,396, respectively)	$13,571,399	$14,350,311
Foreign Currency (Cost $1,904 and $0, respectively)	1,935	—
Futures receivable	—	146,087
Dividends and interest receivable	42,013	194,084
Prepaid expenses and other assets	33,833	35,227

Total assets	13,649,180	14,725,709

Liabilities
Payable for audit fees	17,508	17,501
Payable for administration and accounting fees	12,269	12,805
Payable for transfer agent fees	11,591	11,093
Payable to Investment Adviser	8,836	2,855
Payable for printing fees	8,674	2,466
Payable for legal fees	6,486	4,928
Payable for custodian fees	3,752	2,124
Payable for distribution fees	20	19
Accrued expenses	1,724	295

Total liabilities	70,860	54,086

Net Assets	$13,578,320	$14,671,623

Net Assets Consisted of:
Capital stock, $0.01 par value	$18,446	$15,905
Paid-in capital	18,116,503	16,094,952
Accumulated net investment income/(loss)	(11,810)	18,636
Accumulated net realized loss from investments, foreign currency transactions, futures contracts and translation of assets and liabilities denominated in foreign currency	(4,162,651)	(998,785)
Net unrealized depreciation on investments and foreign currency translations	(382,168)	(459,085)

Net Assets	$13,578,320	$14,671,623

Institutional Class:
Net asset value, offering and redemption price per share ($13,481,433 / 1,831,345) and ($14,579,920 / 1,580,536 shares)	$7.36	$9.22

Retail Class:
Net asset value, offering and redemption price per share ($96,887 / 13,214) and ($91,703 / 9,919 shares)	$7.33	$9.25

The accompanying notes are an integral part of the financial statements.

27

BRADESCO FUNDS

Statements of Operations

For the Year Ended April 30, 2016

	Bradesco Latin American Equity Fund	Bradesco Latin American Hard Currency Bond Fund
Investment Income
Dividends	$391,356	$—
Less: foreign taxes withheld	(32,907)	—
Interest	157	693,952

Total investment income	358,606	693,952

Expenses
Advisory fees (Note 2)	126,819	107,369
Administration and accounting fees	76,839	76,626
Transfer agent fees (Note 2)	35,690	38,630
Registration and filing fees	30,651	30,038
Legal fees	28,835	25,951
Custodian fees (Note 2)	24,047	16,914
Trustees’ and officers’ fees (Note 2)	15,511	15,068
Printing and shareholder reporting fees	15,374	11,122
Audit fees	14,661	13,620
Distribution fees (Retail Class) (Note 2)	204	224
Other expenses	9,314	10,000

Total expenses	377,945	345,562

Less: waivers and reimbursements (Note 2)	(155,890)	(130,601)

Net expenses after waivers and reimbursements	222,055	214,961

Net investment income	136,551	478,991

Net realized and unrealized gain/(loss) from investments
Net realized loss from investments	(2,373,242)	(836,769)
Net realized loss from foreign currency transactions	(86,511)	(21,904)
Net realized loss from futures contracts*	—	(15,908)
Net change in unrealized appreciation/(depreciation) on investments	154,410	(322,417)
Net change in unrealized appreciation/(depreciation) on foreign currency translations	454	—

Net realized and unrealized loss on investments	(2,304,889)	(1,196,998)

Net decrease in net assets resulting from operations	$(2,168,338)	$(718,007)

*	Primary risk exposure is interest rate contracts.

The accompanying notes are an integral part of the financial statements.

28

BRADESCO LATIN AMERICAN EQUITY FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015
Increase/(Decrease) in net assets from operations:
Net investment income	$136,551	$63,539
Net realized loss from investments and foreign currency transactions	(2,459,753)	(1,904,417)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	154,864	(566,064)

Net decrease in net assets resulting from operations	(2,168,338)	(2,406,942)

Less Dividends and Distributions to Shareholders:
Net investment income:
Institutional Class	—	(17,181)

Total from net investment income	—	(17,181)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	27,302	17,119,767

Total increase/(decrease) in net assets	(2,141,036)	14,695,644

Net assets
Beginning of year	15,719,356	1,023,712

End of year	$13,578,320	$15,719,356

Accumulated net investment loss, end of year	$(11,810)	$(67,502)

The accompanying notes are an integral part of the financial statements.

29

BRADESCO LATIN AMERICAN HARD CURRENCY BOND FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015
Increase/(Decrease) in net assets from operations:
Net investment income	$478,991	$300,757
Net realized loss from investments, foreign currency transactions and futures contracts	(874,581)	(96,884)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(322,417)	(287,924)

Net decrease in net assets resulting from operations	(718,007)	(84,051)

Less Dividends and Distributions to Shareholders from:
Net investment income:
Institutional Class	(473,674)	(281,401)
Retail Class	(2,776)	(2,140)

Total from net investment income	(476,450)	(283,541)

Net realized capital gains:
Institutional Class	—	(65,450)
Retail Class	—	(670)

Total from net realized capital gains	—	(66,120)

Net decrease in net assets from dividends and distributions to shareholders	(476,450)	(349,661)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	406,479	11,189,553

Total increase/(decrease) in net assets	(787,978)	10,755,841

Net assets
Beginning of year	15,459,601	4,703,760

End of year	$14,671,623	$15,459,601

Accumulated net investment income, end of year	$18,636	$37,999

The accompanying notes are an integral part of the financial statements.

30

BRADESCO LATIN AMERICAN EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for each of the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015		For the Period December 20, 2013* to April 30, 2014
Per Share Operating Performance
Net asset value, beginning of period	$8.54	$10.24		$10.00

Net investment income(1)	0.07	0.06		0.06
Net realized and unrealized gain/(loss) on investments	(1.25)	(1.75	)(2)	0.18

Net increase/(decrease) in net assets resulting from operations	(1.18)	(1.69)		0.24

Dividends and distributions to shareholders from:
Net investment income	—	(0.01)		—

Net asset value, end of period	$7.36	$8.54		$10.24

Total investment return(3)	(13.82)%	(16.51	)%(2)	2.40%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$13,481	$15,637		$1,024
Ratio of expenses to average net assets	1.75%	1.75%		1.75	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	2.98%	3.27%		23.40	%(4)
Ratio of net investment income to average net assets	1.08%	0.60%		1.70	%(4)
Portfolio turnover rate	76.71%	120.72%		15.55	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	During the year, the Adviser reimbursed the Fund for a loss on an investment not meeting the Fund’s investment guidelines. Had this reimbursement not occurred, the Net realized and unrealized gain/(loss) on investments and the Total investment return would have been $(1.83) and (17.29)%, respectively.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

31

BRADESCO LATIN AMERICAN EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for Retail Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Retail Class
	For the Year Ended April 30, 2016	For the Period June 9, 2014* to April 30, 2015
Per Share Operating Performance
Net asset value, beginning of period	$8.53	$10.86

Net investment income(1)	0.06	0.02
Net realized and unrealized loss on investments	(1.26)	(2.35	)(2)

Net decrease in net assets resulting from operations	(1.20)	(2.33)

Net asset value, end of period	$7.33	$8.53

Total investment return(3)	(14.07)%	(21.46	)%(2)

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$97	$83
Ratio of expenses to average net assets	2.00%	2.00	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	3.21%	4.58	%(4)
Ratio of net investment income to average net assets	0.83%	0.25	%(4)
Portfolio turnover rate	76.71%	120.72	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	During the period, the Adviser reimbursed the Fund for a loss on an investment not meeting the Fund’s investment guidelines. Had this reimbursement not occurred, the Net realized and unrealized gain/(loss) on investments and the Total investment return would have been $(2.49) and (22.65)%, respectively.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Reflects portfolio turnover for the Fund for the year ended April 30, 2015.

The accompanying notes are an integral part of the financial statements.

32

BRADESCO LATIN AMERICAN HARD CURRENCY BOND FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for each of the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Period December 20 2013* to April 30, 2014
Per Share Operating Performance
Net asset value, beginning of period	$10.01	$10.34	$10.00

Net investment income(1)	0.31	0.25	0.13
Net realized and unrealized gain/(loss) on investments	(0.79)	(0.24)	0.28

Net increase/(decrease) in net assets resulting from operations	(0.48)	0.01	0.41

Dividends and distributions to shareholders from:
Net investment income	(0.31)	(0.27)	(0.07)
Net realized gains	—	(0.07)	—

Total dividends and distributions to shareholders	(0.31)	(0.34)	(0.07)

Net asset value, end of period	$9.22	$10.01	$10.34

Total investment return(2)	(4.72)%	0.07%	4.10%
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$14,580	$15,362	$4,704
Ratio of expenses to average net assets	1.50%	1.50%	1.50	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	2.41%	2.81%	7.61	%(3)
Ratio of net investment income to average net assets	3.35%	2.48%	3.59	%(3)
Portfolio turnover rate	50.22%	109.19%	6.52	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

33

BRADESCO LATIN AMERICAN HARD CURRENCY BOND FUND

Financial Highlights

Contained below is per share operating performance data for Retail Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Retail Class
	For the Year Ended April 30, 2016	For the Period June 9, 2014* to April 30, 2015
Per Share Operating Performance
Net asset value, beginning of period	$10.03	$10.53

Net investment income(1)	0.28	0.20
Net realized and unrealized loss on investments	(0.78)	(0.41)

Net decrease in net assets resulting from operations	(0.50)	(0.21)

Dividends and distributions to shareholders from:
Net investment income	(0.28)	(0.22)
Net realized gains	—	(0.07)

Total dividends and distributions to shareholders	(0.28)	(0.29)

Net asset value, end of period	$9.25	$10.03

Total investment return(2)	(4.83)%	(1.97)%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$92	$97
Ratio of expenses to average net assets	1.75%	1.75	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	2.66%	3.11	%(3)
Ratio of net investment income to average net assets	3.10%	2.27	%(3)
Portfolio turnover rate	50.22%	109.19	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(3)	Annualized.
(4)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

34

BRADESCO FUNDS

Notes to Financial Statements

April 30, 2016

1. Organization and Significant Accounting Policies

The Bradesco Latin American Equity Fund and the Bradesco Latin American Hard Currency Bond Fund (each a “Fund” and together the “Funds”) are non-diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds commenced operations on December 20, 2013. The Funds are each a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Funds are each authorized to issue and offer Class A, Class C, Institutional Class and Retail Class shares. As of April 30, 2016, Class A and Class C shares had not been issued for the Funds.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation  —  Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by each Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the FundVantage Trust’s Board of Trustees (“Board of Trustees”). Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Futures contracts are generally valued using the settlement price determined by the relevant exchange. Valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities. Any assets held by the Funds that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds determine the daily NAV per share. Foreign securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in any mutual fund are

35

BRADESCO FUNDS

Notes to Financial Statements (Continued)

April 30, 2016

valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses). Securities that do not have a readily available current market value are valued in accordance with procedure adopted by the Trust’s Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to the Adviser the responsibility for applying the valuation methods. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of each Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	quoted prices in active markets for identical securities;

● Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

● Level 3 —	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The fair value of a Fund’s bonds are generally based on quotes received from brokers of independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.

Significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that each Fund calculates its NAV (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. As a result, each Fund fair values foreign securities using an independent pricing service which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy.

36

BRADESCO FUNDS

Notes to Financial Statements (Continued)

April 30, 2016

The following is a summary of the inputs used, as of April 30, 2016, in valuing each Fund’s investments carried at fair value:

	Bradesco Latin American Equity Fund
	Total Value at 04/30/16	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks	$11,854,469	$11,854,469	$—	$—
Preferred Stocks	1,124,476	1,124,476	—	—
Registered Investment Company	592,454	592,454	—	—

Total Assets	$13,571,399	$13,571,399	$—	$—

	Bradesco Latin American Hard Currency Bond Fund
	Total Value at 04/30/16	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Corporate Bonds and Notes	$11,416,281	$—	$11,416,281	$—
Government Bonds	2,112,750	—	2,112,750	—
Registered Investment Company	821,280	821,280	—	—

Total Assets	$14,350,311	$821,280	$13,529,031	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market value, the fair value of each Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values each Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

37

BRADESCO FUNDS

Notes to Financial Statements (Continued)

April 30, 2016

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires each Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when such Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2016, there were no significant transfers among Levels 1, 2 and 3 for the Funds.

Forward Foreign Currency Contracts — A forward foreign currency contract (“Forward Contract”) is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward Contracts can help a fund manage the risk of changes in currency exchange rates. These contracts are marked-to-market daily at the applicable forward currency translation rates. A fund records realized gains or losses at the time the Forward Contract is closed. A Forward Contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. The fund’s maximum risk of loss from counterparty credit risk related to Forward Contracts is the fair value of the contract.

Futures Contracts — The Funds may use futures contracts for hedging or speculative purposes consistent with its investment objective. Upon entering into a futures contract, the Funds must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. Pursuant to the futures contract, the Funds agree to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as “variation margin” and is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds’ basis in the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Funds to risk of loss in excess of the amount shown on the Statements of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Funds to unlimited risk of loss.

38

BRADESCO FUNDS

Notes to Financial Statements (Continued)

April 30, 2016

For the year ended April 30, 2016, the Bradesco Latin American Hard Currency Bond Fund’s average volume of derivatives was as follows:

Long Futures Notional Cost	Short Futures Notional Cost
$31,706	$(1,316,914)

As of April 30, 2016, the Fund had no open future contracts.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities, which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund. The Funds’ investment income, expenses (other than class-specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

Each Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in a Fund’s Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in a Fund’s Statement of Operations.

39

BRADESCO FUNDS

Notes to Financial Statements (Continued)

April 30, 2016

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually to shareholders of the Bradesco Latin American Equity Fund and dividends from net investment income, if any, are declared and paid quarterly to shareholders of the Bradesco Latin American Hard Currency Bond Fund. Distributions from net realized capital gains, if any, will be declared and paid at least annually to shareholders and recorded on ex-date for both Funds. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, each Fund may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against each Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Currency Risk — Each Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which each Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect each Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for each Fund is determined on the basis of U.S. dollars, each Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of each Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of each Fund’s holdings in foreign securities.

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

40

BRADESCO FUNDS

Notes to Financial Statements (Continued)

April 30, 2016

Emerging Markets Risk — The Bradesco Latin American Equity Fund and the Bradesco Latin American Hard Currency Bond Fund invests in emerging market instruments which are subject to certain credit and market risks. The securities and currency markets of emerging market countries are generally smaller, less developed, less liquid and more volatile than the securities and currency markets of the United States and other developed markets. Disclosure and regulatory standards in many respects are less stringent than in other developed markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations may be extremely limited. Political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristics of more developed countries.

Debt Investment Risk — Debt investments are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates. There is a risk that an issuer of a Fund’s debt investments may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Securities such as high-yield/high-risk bonds, e.g., bonds with low credit ratings by Moody’s (Ba or lower) or Standard & Poor’s (BB and lower) or if unrated are of comparable quality as determined by the manager, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Debt investments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise.

2. Transactions with Affiliates and Related Parties

BRAM US LLC (“BRAM US” or the “Adviser”) serves as investment adviser to each Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 1.00% of the Bradesco Latin American Equity Fund’s average daily net assets, and 0.75% of the Bradesco Latin American Hard Currency Bond Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of each Fund to the extent necessary to ensure that the “Total Annual Fund Operating Expenses”, excluding taxes, any class specific fees and expenses (such as Rule 12b-1 distribution fees, shareholder service fees or transfer agency fees), “Acquired Fund” fees and expenses, interest, extraordinary items and brokerage commissions, do not exceed 1.75% and 1.50% (on an annual basis) of the Bradesco Latin American Equity Fund and the Bradesco Latin American Hard Currency Bond Fund’s average daily net assets (the “Expense Limitations”), respectively. The Expense Limitations will remain in place with

41

BRADESCO FUNDS

Notes to Financial Statements (Continued)

April 30, 2016

respect to each Fund until August 31, 2016, unless the Board of Trustees of the Trust approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for each Fund. No recoupment will occur with respect to a Fund unless such Fund’s expenses are below the Expense Limitation amount.

For the year ended April 30, 2016, investment advisory fees accrued and waived were $126,819 and $107,369 for the Bradesco Latin American Equity Fund and the Bradesco Latin American Hard Currency Bond Fund, respectively. Additionally, the Adviser reimbursed expenses and other fees of $29,071 and $23,232 for the Bradesco Latin American Equity Fund and Bradesco Latin American Hard Currency Bond Fund, respectively.

As of April 30, 2016, the amounts of potential recoupment by the Adviser were as follows:

		Expiration
	04/30/2017	04/30/2018	04/30/2019	Total

Bradesco Latin American Equity Fund	$53,081	$161,787	$155,890	$370,758
Bradesco Latin American Hard Currency Bond Fund	56,142	158,963	130,601	345,706

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Funds. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annualized percentage rate of each Funds’ average daily net assets and is subject to certain minimum monthly fees. For providing transfer agency services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived if each Fund terminates its agreements with BNY Mellon or the Custodian within three years of signing the agreements.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Funds pursuant to an underwriting agreement between the Trust and the Underwriter.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Retail Class shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Retail Class shares plan, the Fund compensates the Underwriter for direct and indirect costs and

42

BRADESCO FUNDS

Notes to Financial Statements (Continued)

April 30, 2016

expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of the Fund’s Retail Class shares.

The Trustees of the Trust who are not officers or employees of an investment adviser, sub-adviser or other service provider to the Trust receive compensation in the form of an annual retainer and per meeting fees for their services as a Trustee. The remuneration paid to the Trustees by the Funds during the year ended April 30, 2016 was $3,510 and $3,549 for the Bradesco Latin American Equity Fund and the Bradesco Latin American Hard Currency Bond Fund, respectively. Certain employees of BNY Mellon serve as Officers of the Trust. They are not compensated by the Funds or the Trust.

3. Investment in Securities

For the year ended April 30, 2016, aggregate purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

	Purchases	Sales
Bradesco Latin American Equity Fund	$9,708,271	$9,353,968
Bradesco Latin American Hard Currency Bond Fund	8,486,715	6,523,140

4. Capital Share Transactions

For the years ended April 30, 2016 and 2015, transactions in capital shares (authorized shares unlimited) were as follows:

	Bradesco Latin American Equity Fund
	For the Year Ended April 30, 2016		For the Year Ended April 30, 2015
	Shares	Amount	Shares	Amount
Institutional Class
Sales	—	$—	1,729,667	$17,000,000
Reinvestments	—	—	1,678	14,632

Net Increase	—	$—	1,731,345	$17,014,632

Retail Class
Sales	3,513	$27,302	9,701	$105,135

Net Increase	3,513	$27,302	9,701	$105,135

Total Net Increase	3,513	$27,302	1,741,046	$17,119,767

43

BRADESCO FUNDS

Notes to Financial Statements (Continued)

April 30, 2016

	Bradesco Latin American Hard Currency Bond Fund
	For the Year Ended April 30, 2016		For the Year Ended April 30, 2015
	Shares	Amount	Shares	Amount
Institutional Class
Sales	800,010	$7,208,092	1,072,919	$11,022,743
Reinvestments	45,121	404,420	28,734	287,587
Redemptions	(800,010)	(7,208,092)	(21,221)	(222,744)

Net Increase	45,121	$404,420	1,080,432	$11,087,586

Retail Class
Sales	13	$115	9,497	$100,000
Reinvestments	216	1,944	193	1,967

Net Increase	229	$2,059	9,690	$101,967

Total Net Increase	45,350	$406,479	1,090,122	$11,189,553

There is a 2.00% redemption fee that may be charged on shares redeemed which have been held for 30 days or less. The redemption fee is retained by the Funds for the benefit of the remaining shareholders and recorded as paid-in-capital. For the year ended April 30, 2016, there were no redemption fees charged.

5. Federal Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. Net assets were not affected by these adjustments.

44

BRADESCO FUNDS

Notes to Financial Statements (Continued)

April 30, 2016

The following permanent differences as of April 30, 2016, primarily attributed to gains and losses on foreign currency transactions, were reclassified among the following accounts:

	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in-Capital
Bradesco Latin American Equity Fund	$(80,859)	$86,511	$(5,652)
Bradesco Latin American Hard Currency Bond Fund	(21,904)	21,904	—

For the year ended April 30, 2016, there were no distributions for the Bradesco Latin American Equity Fund, and the tax character of distributions paid by the Bradesco Latin American Hard Currency Bond Fund was $476,450 of ordinary income dividends. For the year ended April 30, 2015, the tax character of distributions paid by Bradesco Latin American Equity Fund and Bradesco Latin American Hard Currency Bond Fund was $17,181 and $349,661, respectively of ordinary income dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2016, the components of distributable earnings on a tax basis were as follows:

	Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Depreciation	Qualified Late-Year Losses
Bradesco Latin American Equity Fund	$(2,730,536)	$ —	$—	$(763,162)	$(1,062,931)
Bradesco Latin American Hard Currency Bond Fund	(397,523)	44,925	—	(534,316)	(552,320)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Foreign currency and short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2016, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Funds were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Bradesco Latin American Equity Fund	$14,334,887	$952,436	$(1,715,924)	$(763,488)
Bradesco Latin American Hard Currency Bond Fund	14,884,627	156,867	(691,183)	(534,316)

45

BRADESCO FUNDS

Notes to Financial Statements (Concluded)

April 30, 2016

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2016, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2016. For the fiscal year ended April 30, 2016, the Funds deferred to May 1, 2016 the following losses:

	Late-Year Ordinary Losses Deferral	Short-Term Capital Loss Deferral	Long-Term Capital Loss Deferral
Bradesco Latin American Equity Fund	$—	$794,027	$268,904
Bradesco Latin American Hard Currency Bond Fund	—	478,782	73,538

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2016 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2016, the Bradesco Latin American Equity Fund had capital loss carryforwards of $2,730,536, of which $1,886,572 are short-term losses and $843,964 are long-term losses. As of April 30, 2016, the Bradesco Latin American Hard Currency Bond Fund had capital loss carryforwards of $397,523, of which $328,897 are short-term losses and $68,626 are long-term losses.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on each Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

46

BRADESCO FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

Bradesco Latin American Equity Fund and Bradesco Latin American Hard Currency Bond Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Bradesco Latin American Equity Fund and Bradesco Latin American Hard Currency Bond Fund (the “Funds”), each a series of FundVantage Trust as of April 30, 2016, and the related statements of operations, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended April 30, 2015 and the financial highlights for the year ended April 30, 2015 and the period ended April 30, 2014 were audited by other independent registered public accountants whose report thereon, dated June 22, 2015, expressed and unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bradesco Latin American Equity Fund and Bradesco Latin American Hard Currency Bond Fund, as of April 30, 2016, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

June 24, 2016

47

BRADESCO FUNDS

Shareholder Tax Information

(Unaudited)

The Funds are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise their shareholders of the U.S. federal tax status of distributions received by the Funds’ shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2016, there were no distributions for the Bradesco Latin American Equity Fund. The Bradesco Latin American Hard Currency Bond Fund paid $476,450 of ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 0.14% for the Bradesco Latin American Hard Currency Bond Fund. There was no percentage of qualified interest income for the Bradesco Latin American Equity Fund.

The Bradesco Latin American Equity Fund recognized foreign source income of $396,329.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2016. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2017.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by a Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in a Fund.

48

BRADESCO FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (866) 670-5705 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

49

BRADESCO FUNDS

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (866) 640-5705.

50

BRADESCO FUNDS

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Funds contains additional information about the Trustees and is available, without charge, upon request by calling (866) 640-5705.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	33	Optimum Fund Trust (registered investment company) (6 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	33	None.

51

BRADESCO FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2016.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	33	None.
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	33	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).

52

BRADESCO FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	33	None.

1Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing - the administrator and accounting agent and transfer agent to the Trust.

53

BRADESCO FUNDS

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
DAVID C. LEBISKY Date of Birth: 5/72	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2015.

Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

54

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Investment Adviser

BRAM US LLC

Park Avenue, 32nd Floor

New York, New York, 10022

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

BRA-0416

BRADESCO LATIN

AMERICAN

EQUITY FUND

BRADESCO LATIN AMERICAN HARD

CURRENCY

BOND FUND

of

FundVantage Trust

Institutional Class

Retail Class

ANNUAL REPORT

April 30, 2016

This report is submitted for the general information of the shareholders of the Bradesco Latin American Equity Fund and the Bradesco Latin American Hard Currency Bond Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Bradesco Latin American Equity Fund and the Bradesco Latin American Hard Currency Bond Fund.

DUPONT CAPITAL EMERGING MARKETS FUND

Annual Investment Adviser’s Report

April 30, 2016

(Unaudited)

Dear Fund Shareholder,

The DuPont Capital Emerging Markets Fund returned -19.23% for the twelve month period ending April 30, 2016, underperforming the MSCI Emerging Markets Net Dividend Index (the “Index”) by -1.36%.

The Index fell -17.87% over the trailing twelve-month period ending April 30, 2016, materially underperforming developed equity markets. Nearly all major emerging stock markets posted losses, in U.S. Dollar terms. Economic growth and credit concerns in China drove emerging market equities and currencies lower for the period. The stock markets within China and countries seen as being the most negatively impacted by falling commodity prices were among the worst performing. In addition to slower Chinese growth, negative political dynamics in multiple countries created headwinds for emerging market equities.

Within emerging market countries, China was the largest contributor to the Index’s negative return for the period. The sell-off in Chinese equities was broad based, with every sector within the country posting negative returns for the period. Brazil, Colombia and South Africa were among the countries most negatively impacted by falling commodity prices. Adverse political dynamics in Brazil, Egypt, Greece and Poland also negatively impacted emerging market equity returns.

From a sector perspective, the financial sector was the worst performing, while the consumer staples and health care sectors held up better than the overall market. The financial sector fell due to concerns regarding growing debt levels within emerging markets, particularly within China. Consumer staples and health care fell less than the overall market due to the perceived stability of their earnings during periods of economic uncertainty.

The Fund’s performance relative to the benchmark was negatively impacted by it’s under allocation to the consumer staples and health care sectors, which fell less than the overall market. The Fund has been under allocated to these sectors due to their high valuation relative to the overall market and over allocated to areas of the market that have greater sensitivity to changes in economic activity, such as automobile manufacturing, mining, ship building and steel manufacturing.

The Fund’s relative performance was also negatively impacted by stock selection within the countries of India and Thailand, partially offset by favorable stock selection with China and Korea. Relative performance within India was hurt by unfavorable stock selection within the technology and financial sectors, whereas Thailand was negatively impacted by its energy holding within the country that fell along with oil prices. The favorable relative stock selection within China was due to conservative positioning within Chinese financials, while relative performance in Korea benefited from favorable stock selection among Korean autos and department stores.

1

DUPONT CAPITAL EMERGING MARKETS FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2016

(Unaudited)

From a sector perspective, the Fund’s relative performance was negatively impacted by stock selection in energy and industrials, while favorably impacted by more conservative positioning within the financial sector.

Investment Environment and Outlook

We expect global growth to remain positive but moderate in the coming year. The United States and Europe continue to slowly recover from the financial crisis, which was nearly seven years ago. Moderate growth in developed Asia still seems likely despite the negative influence from slowing Chinese growth. While emerging market growth has slowed, economic growth remains positive in aggregate and reasonably strong in many countries. Economic growth in China, the driver of emerging market growth, has slowed but still remains at a healthy level and favorable relative to developed market growth levels. High debt levels are also a challenge for China, though we believe the Chinese government has significant financial resources to address the issue.

We expect moderate global growth and stabilizing commodity prices to bring a normalization of interest rates. This normalization is slowly occurring in the United States. The first of several widely anticipated interest rate hikes by the U.S. Federal Reserve occurred in December, with multiple increases likely, in our view, over the coming year. This normalization of interest rates may bring added volatility to emerging markets.

The Fund is positioned to benefit from a positive global growth environment. Relative to the Index, the Fund is more heavily allocated to sectors of the global economy geared toward economic growth, such as auto and machinery manufactures, steel and cement companies. These type of companies trade at a material discount to companies seen as offering greater defensive characteristics such as those in consumer staples and health care. Given the uncertain economic environment we have diversified the Fund’s exposures to avoid concentrations in any particular geography or industry.

The Fund is more cautiously positioned within the financial sector, relative to the benchmark. The normalization of interest rates in the U.S. may cause stress on the currencies and banks of countries reliant on U.S. Dollar financing.

Attractive valuations and good long-term growth prospects cause us to maintain our favorable outlook for emerging markets. Within emerging markets, we remain focused on investing in financially strong companies, with reasonable long-term growth outlooks and trading at low valuations relative to peers.

2

DUPONT CAPITAL EMERGING MARKETS FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2016

(Unaudited)

We appreciate your investment in the Fund and look forward to communicating with you in the future.

DuPont Capital Management Corporation

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2016 and reflects the views of the investment advisor at the time of this writing. These views may change and do not guarantee future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risks.

Mutual fund investing involves risks, including possible loss of principal. The Fund invests primarily in markets of emerging countries which are riskier than more developed markets and may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly or may never fully develop. Emerging markets are more likely to experience hyperinflation and currency valuations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.

Foreign securities are subject to political, social, and economic risks including instability in the country of the issuer of a security, variation in international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on movement to currency or other assets and nationalization of assets. The value of debt securities generally falls when interest rates rise.

3

DUPONT CAPITAL EMERGING MARKETS FUND

Annual Report

Performance Data

April 30, 2016

(Unaudited)

Comparison of Change in Value of $1,000,000 (investment minimum) Investment in the DuPont Capital Emerging Markets Fund

Class I Shares vs MSCI Emerging Markets Net Dividend Index

Average Annual Total Returns for the Periods Ended April 30, 2016
	1 Year	3 Year	5 Year	Since Inception*
Class I Shares	-19.23%	-9.24%	-7.55%	-6.35%
MSCI Emerging Markets Net Dividend Index	-17.87%	-4.57%	-4.61%	-2.96%**

*	The DuPont Capital Emerging Markets Fund (the “Fund”) commenced operations on December 6, 2010.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 447-0014.

As stated in the current prospectus dated September 1, 2015, the Fund’s “Total Annual Fund Operating Expenses”, are 1.37% of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. DuPont Capital Management Corporation (the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, “Acquired Fund” fees and expenses, interest, extraordinary items, and brokerage commissions, do not exceed 1.60% (on an annual basis) of the Fund’s average

4

DUPONT CAPITAL EMERGING MARKETS FUND

Annual Report

Performance Data (Concluded)

April 30, 2016

(Unaudited)

daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2016, unless the Board of Trustees of FundVantage Trust approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and/or expenses not been waived and/or reimbursed.

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. The redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the MSCI Emerging Markets Net Dividend Index. The MSCI Emerging Markets Net Dividend Index is a float-adjusted market capitalization index consisting of 21 emerging economies. This index is net total return which reinvests dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. MSCI Emerging Markets Net Dividend Index uses the maximum withholding tax rate applicable to institutional investors. The returns for this index do not include any transaction costs, management fees or other costs. It is impossible to invest directly in an index.

5

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Annual Investment Adviser’s Report

April 30, 2016

(Unaudited)

Dear Fund Shareholder,

The DuPont Capital Emerging Markets Debt Fund returned +10.82% for the twelve month period ending April 30, 2016. The J.P. Morgan EMBI Global Diversified Index rose +4.33% over the trailing twelve-months ending April 30, 2016, making emerging markets debt (EMD) one of the best performing fixed income asset classes for the period.

Financial markets including EMD exhibited high levels of volatility due to uncertainty over global economic growth, declines in oil prices and other commodities, geopolitical tensions in many regions, weakness in most currencies against the U.S. dollar and the uncertainty as to the timing and magnitude of interest rate hikes by the Federal Reserve. Despite the volatility, U.S. dollar EMD performed well over the twelve-month period, outpacing equities and most other fixed income asset classes including high yield and investment grade corporates. The strength in EMD relative to other asset classes was driven by a combination of attractive valuations, low global inflation, rising U.S. Treasury prices and moderate economic growth in the U.S. Emerging Markets local currency had difficulties for most of the period due to the weaker economic growth in many EM countries as well as the concerns about future growth in China. Oil prices and many EM currencies rebounded late in the period as the U.S economy weakened, the Fed revised their outlook for rate increases, and growth picked up slightly in the Eurozone. Investors continued to be attracted by both valuations and yields relative to other fixed income sectors.

EM U.S. Dollar sovereigns outperformed local-currency EMD. Within U.S. Dollar sovereigns, high yield sovereigns greatly outperformed investment grade sovereigns. The best performing country, by far, was Ukraine with a return of over +80% over the past twelve months. Some of the other high performing countries included Argentina, Belarus, Bolivia and Russia. Many African countries had negative returns, partly due to the significant decline in oil and other commodity prices. In all of EMD, spreads widened by 49 basis points during the last twelve months to 389 over Treasuries, while the yield of the index rose 31 bps and closed at 5.71%.

In regards to current positioning, the primary overweight exposures in the Fund include Mexico, Brazil, Ukraine, Venezuela and Israel. In local currency bonds, the main positions are in Mexico and Brazil. The Fund is underweight several higher quality countries that the investment team believes are overvalued including Peru, Poland, Panama and Malaysia. The Fund has a yield advantage when compared to the benchmark, mostly due to the overweights to Venezuela, Ukraine and the local currency exposure to Mexico and Brazil.

Investment Environment and Outlook

We continue to maintain a positive long-term outlook for EMD. This outlook is based on our country credit and valuation models, fundamental analysis, and technical considerations, particularly within the dollar denominated sovereign and quasi-sovereign sectors. Our confidence in the asset class has been

6

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2016

(Unaudited)

further strengthened by the extremely low, even negative, yields seen in an increasing number of developed countries including Japan, Switzerland, Germany, France, Netherlands, and Sweden. As most Central Banks continue to provide liquidity, and yields and spreads remain attractive in EMD, we expect the asset class will attract additional investors. Valuations are more attractive now compared to 2014 or earlier in 2015 as more countries have moved to “undervalued” in our model. However, EMD could encounter headwinds again if global growth weakens, commodity prices decline or if equity market volatility increases. Also, the dollar has weakened against many currencies in 2016 and this short-term trend could reverse if the Fed hikes rates later in 2016. We remain cautious of local currency due to this uncertainty. As such, the portfolio only holds a 6% allocation to local currency. In hard currency, the risk-adjusted returns for Ukraine, Venezuela, Indonesia and Mexico remain attractive.

We appreciate your investment in the Fund and look forward to communicating with you in the future.

DuPont Capital Management Corporation

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2016 and reflects the views of the investment advisor at the time of this writing. These views may change and do not guarantee future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risks.

Mutual fund investing involves risks, including possible loss of principal. The Fund invests primarily in markets of emerging countries which are riskier than more developed markets and may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly or may never fully develop. Emerging markets are more likely to experience hyperinflation and currency valuations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund. Investing in foreign securities entails special risks, such as fluctuations in currency exchange rates and possible lax regulation of securities markets and accounting practices.

Foreign securities are subject to political, social, and economic risks including instability in the country of the issuer of a security, variation in international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on movement to currency or other assets and nationalization of assets. The value of debt securities generally falls when interest rates rise. The Fund may invest without limit in below-investment grade debt securities commonly called “high yield” securities or “junk bonds.” Such securities may have greater default risk, less liquidity, and greater price volatility than investment-grade bonds.

7

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Annual Report

Performance Data

April 30, 2016

(Unaudited)

Comparison of Change in Value of $1,000,000 (investment minimum) Investment in the DuPont Capital Emerging Markets Debt Fund

Class I Shares vs J.P. Morgan EMBI Global Diversified Index

Average Annual Total Returns for the Periods Ended April 30, 2016
	1 Year	Since Inception*
Class I Shares	10.82%	7.68%
J.P. Morgan EMBI Global Diversified Index	4.33%	6.46%**

*	The DuPont Capital Emerging Markets Debt Fund (the “Fund”) commenced operations on September 27, 2013.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 447-0014.

As stated in the current prospectus dated September 1, 2015, the Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” are 2.25% and 0.89%, respectively, of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. DuPont Capital Management Corporation (the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, “Acquired Fund” fees and expenses, interest, extraordinary items, and brokerage commissions, do not exceed 0.89% (on an annual basis) of the Fund’s average

8

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Annual Report

Performance Data (Concluded)

April 30, 2016

(Unaudited)

daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2016, unless the Board of Trustees of FundVantage Trust approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and/or expenses not been waived and/or reimbursed.

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. The redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared that of the J.P. Morgan Emerging Markets Bond Global Diversified Index (EMBI Global), currently covers 27 emerging market countries. Included in the EMBI Global are U.S.-dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities. It is impossible to invest directly in an index.

9

DUPONT CAPITAL FUNDS

Fund Expense Disclosure

April 30, 2016

(Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period from November 1, 2015 through April 30, 2016 and held for the entire period.

Actual Expenses

The first line for each Fund in the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the accompanying table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

DUPONT CAPITAL FUNDS

Fund Expense Disclosure (Concluded)

April 30, 2016

(Unaudited)

	DuPont Capital Emerging Markets Fund
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period*
Class I
Actual	$1,000.00	$992.20	$8.72
Hypothetical (5% return before expenses)	1,000.00	1,016.11	8.82

	DuPont Capital Emerging Markets Debt Fund
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period**
Class I
Actual	$1,000.00	$1,067.00	$4.57
Hypothetical (5% return before expenses)	1,000.00	1,020.44	4.47

*

Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2016 of 1.76% for Class I Shares of the DuPont Capital Emerging Markets Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (182), then divided by 366 to reflect the period. The DuPont Capital Emerging Markets Fund’s ending account value on the first line in the table is based on the actual total return for the six-month period ended April 30, 2016 for the Fund of (0.78)%.

**

Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2016 of 0.89% for Class I Shares of the DuPont Capital Emerging Markets Debt Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (182), then divided by 366 to reflect the period. The DuPont Capital Emerging Markets Debt Fund’s ending account value on the first line in the table is based on the actual total return for the six-month period for the Fund of 6.70%.

11

DUPONT CAPITAL EMERGING MARKETS FUND

Portfolio Holdings Summary Table

April 30, 2016

(Unaudited)

The following table presents a summary by industry of the portfolio holdings of the Fund:

	% of Net
	Assets	Value
INDUSTRY CATEGORIES:
Commercial Banks	17.0%	$9,201,663
Oil, Gas & Consumable Fuels	7.5	4,044,821
Technology Hardware, Storage & Peripherals	5.9	3,192,860
Wireless Telecommunication Services	4.6	2,513,437
Semiconductors & Semiconductor Equipment	3.5	1,882,590
Automobiles	2.9	1,546,932
Exchange Traded Funds	2.4	1,295,987
Media	2.4	1,286,989
Metals & Mining	2.3	1,224,522
Machinery	2.2	1,213,497
Chemicals	2.1	1,167,347
Construction Materials	2.1	1,125,326
Beverages	1.8	993,705
Industrial Conglomerates	1.7	934,673
Real Estate Management & Development	1.5	831,658
Auto Components	1.5	801,986
Hotels, Restaurants & Leisure	1.5	796,018
Internet Software & Services	1.3	719,540
Insurance	1.0	551,993
Food & Staples Retailing	1.0	530,108
Electronic, Equipment, Instruments & Components	1.0	525,364
Airlines	0.9	486,048
Air Freight & Logistics	0.9	460,798
IT Services	0.8	451,808
Aerospace & Defense	0.8	410,519
Road & Rail	0.8	406,217
Water Utilities	0.7	394,779
Textiles, Apparel & Luxury Goods	0.7	387,715
Multiline Retail	0.6	336,402
Diversified Telecommunication Services	0.5	282,804
Household Durables	0.4	218,158
Electric Equipment	0.4	212,875
Other Assets in Excess of Liabilities	25.3	13,707,802

NET ASSETS	100.0%	$54,136,941

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

12

DUPONT CAPITAL EMERGING MARKETS FUND

Portfolio of Investments

April 30, 2016

	Number
	of Shares	Value

COMMON STOCKS — 70.1%
Argentina — 1.1%
Banco Macro SA, ADR	6,291	$394,005
YPF SA, SP ADR	10,256	206,658

		600,663

Brazil — 3.9%
AMBEV SA	178,000	993,705
Embraer SA	70,700	410,519
Even Construtora e Incorporadora SA	205,000	218,158
Iochpe Maxion SA	64,000	272,618
Multiplus SA	22,000	240,454

		2,135,454

Chile — 0.7%
Aguas Andinas SA, Class A	681,368	394,779

China — 14.8%
Air China Ltd., Class H	642,000	486,048
China Construction Bank Corp., Class H	1,830,000	1,162,282
China Mobile, Ltd.	119,168	1,368,141
China Overseas Land & Investment, Ltd.	262,000	831,658
China Overseas Property Holdings, Ltd.*	1	—
CIMC Enric Holdings, Ltd.	584,000	305,910
CNOOC, Ltd.	544,000	672,015
Dongfeng Motor Group Co., Ltd., Class H	524,000	572,621
Haitian International Holdings, Ltd.	102,000	174,029
Industrial & Commercial Bank of China, Ltd., Class H	714,000	382,276
NetEase, Inc., ADR	5,114	719,540

	Number
	of Shares	Value

COMMON STOCKS — (Continued)
China — (Continued)
PetroChina Co., Ltd., Class H	673,181	$492,520
Shenzhou International Group Holdings, Ltd.	75,000	387,715
Sinotrans, Ltd., Class H	997,000	460,798

		8,015,553

Czech Republic — 0.9%
Komercni Banka AS	2,249	462,553

Hungary — 1.4%
OTP Bank PLC	28,024	742,554

India — 4.7%
Coal India, Ltd.	107,826	467,797
HCL Technologies, Ltd.	40,021	451,808
ICICI Bank, Ltd., SP ADR	60,377	425,658
Oil India, Ltd.	122,073	610,133
Reliance Industries Ltd., SP GDR(a)	20,241	599,134

		2,554,530

Indonesia — 2.1%
Astra International Tbk PT	838,000	425,247
Bank Mandiri Persero Tbk PT	439,300	319,338
Bank Rakyat Indonesia Persero Tbk PT	492,200	384,647

		1,129,232

Malaysia — 1.7%
Genting Bhd	201,096	454,606
Malayan Banking Bhd	197,566	451,046

		905,652

Mexico — 3.0%
Cemex SAB de CV, SP ADR*	79,040	588,848

The accompanying notes are an integral part of the financial statements.

13

DUPONT CAPITAL EMERGING MARKETS FUND

Portfolio of Investments (Continued)

April 30, 2016

	Number of Shares	Value

COMMON STOCKS — (Continued)
Mexico — (Continued)
Grupo Financiero Inbursa SAB de CV	255,000	$499,784
Ternium SA, SP ADR	25,650	523,516

		1,612,148

Pakistan — 1.0%
Lucky Cement Ltd., GDR	27,869	536,478

Poland — 1.7%
Bank Handlowy w Warszawie SA*	14,549	282,203
Bank Pekao SA	15,733	639,818

		922,021

Russia — 3.3%
Globaltrans Investment PLC, SP GDR	106,479	406,217
Magnit PJSC, SP GDR	15,291	530,108
Novolipetsk Steel OJSC, GDR	21,262	293,377
PhosAgro OAO, GDR	37,575	582,413

		1,812,115

South Africa — 6.8%
Barclays Africa Group, Ltd.	47,898	485,026
MTN Group, Ltd.	42,560	445,540
Naspers, Ltd.	7,605	1,046,535
Reunert, Ltd.	78,541	394,712
Sasol, Ltd.	20,096	657,343
Telkom SA SOC, Ltd.	70,930	282,804
Tsogo Sun Holdings, Ltd.	182,575	341,412

		3,653,372

South Korea — 11.3%
Hyundai Department Store Co., Ltd.	2,607	336,402
Hyundai Mobis	3,519	801,986

	Number of Shares	Value

COMMON STOCKS — (Continued)
South Korea — (Continued)
Hyundai Motor Co.	4,376	$549,064
LG Chem, Ltd.	2,255	584,934
POSCO, SP ADR	7,836	407,629
Samsung Electronics Co., Ltd.	1,999	2,178,573
Samsung Life Insurance Co., Ltd.	5,754	551,993
Shinhan Financial Group Co., Ltd.	19,730	723,419

		6,134,000

Taiwan — 7.6%
Asustek Computer, Inc.	64,000	561,048
Chicony Electronics Co., Ltd.	189,202	453,239
Chipbond Technology Corp.	263,000	348,966
CTBC Financial Holding Co., Ltd.	970,295	491,722
Hon Hai Precision Industry Co., Ltd.	220,550	525,364
Novatek Microelectronics Corp.	116,692	406,612
Taiwan Semiconductor Manufacturing Co., Ltd., SP ADR	47,775	1,127,012
Teco Electric And Machinery Co., Ltd.	270,000	212,875

		4,126,838

Thailand — 2.2%
Advanced Info Service PCL	50,800	226,384
Bangkok Bank PCL NVDR	62,300	291,985
Kasikornbank PCL NVDR	72,570	344,077

The accompanying notes are an integral part of the financial statements.

14

DUPONT CAPITAL EMERGING MARKETS FUND

Portfolio of Investments (Concluded)

April 30, 2016

	Number of Shares	Value

COMMON STOCKS — (Continued)
Thailand — (Continued)
PTT Exploration & Production PCL	157,900	$339,221

		1,201,667

Turkey — 1.9%
Enka Insaat Ve Sanayi AS	311,046	539,961
Turkcell Iletisim Hizmetleri AS	109,389	473,372

		1,013,333

TOTAL COMMON STOCKS
(Cost $38,764,666)		37,952,942

PREFERRED STOCKS — 2.2%
Brazil — 2.2%
Itau Unibanco Holding SA	75,190	719,270
Marcopolo SA	663,300	460,940

		1,180,210

TOTAL PREFERRED STOCKS
(Cost $1,203,155)		1,180,210

EXCHANGE TRADED FUNDS — 2.4%
iShares MSCI Emerging Market Index Fund	37,685	1,295,987

TOTAL EXCHANGE TRADED FUNDS
(Cost $1,246,879)		1,295,987

TOTAL INVESTMENTS - 74.7%
(Cost $41,214,700)		40,429,139
OTHER ASSETS IN EXCESS OF LIABILITIES - 25.3%		13,707,802

NET ASSETS - 100.0%		$54,136,941

*	Non-income producing.
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security was purchased in accordance with the guidelines approved by the Fund’s Board of Trustees and may be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 2016 this security amounted to $599,134 or 1.1% of net assets. This security has been determined by the Adviser to be a liquid security.

ADR	American Depository Receipt
GDR	Global Depository Receipt
NVDR	Non-voting Depository Receipt
PCL	Public Company Limited
PLC	Public Limited Company
SP ADR	Sponsored American Depository Receipt
SP GDR	Sponsored Global Depository Receipt

The accompanying notes are an integral part of the financial statements.

15

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Portfolio Holdings Summary Table

April 30, 2016

(Unaudited)

The following table presents a summary by security type of the portfolio holdings of the Fund:

	% of Net Assets	Value
SECURITY TYPE:
Foreign Government Bonds and Notes	60.1%	$3,490,871
Corporate Bonds and Notes	37.3	2,165,536
Common Stocks	0.0	2,104
Other Assets in Excess of Liabilities	2.6	151,716

NET ASSETS	100.0%	$5,810,227

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

16

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Portfolio of Investments

April 30, 2016

	Par* Value	Value

CORPORATE BONDS AND NOTES — 37.3%
Austria — 0.0%
OGX Austria GmbH 8.38%, 04/01/2022(a)	$ 200,000	$2

Cayman Islands — 3.4%
Evergrande Real Estate Group Ltd. 8.75%, 10/30/2018	200,000	194,760

Chile — 3.8%
Corp Nacional del Cobre de Chile 5.63%, 10/18/2043(b)	200,000	218,106

Indonesia — 4.7%
Perusahaan Penerbit SBSN Indonesia 6.13%, 03/15/2019(b)	250,000	273,750

Israel — 4.1%
Israel Electric Corp., Ltd. 6.88%, 06/21/2023(b)	200,000	238,307

Netherlands — 5.8%
Majapahit Holding BV 7.88%, 06/29/2037(b)	150,000	181,875
Petrobras Global Finance BV 4.38%, 05/20/2023	100,000	78,950
Petrobras Global Finance BV 6.88%, 01/20/2040	100,000	78,375

		339,200

Russia — 5.9%
Gazprom OAO Via Gaz Capital SA 8.63%, 04/28/2034	150,000	181,927

	Par* Value	Value

CORPORATE BONDS AND NOTES — (Continued)
Russia — (Continued)
Russian Agricultural Bank OJSC Via RSHB Capital SA 7.75%, 05/29/2018	$ 150,000	$161,104

		343,031

Turkey — 3.6%
Export Credit Bank of Turkey 5.88%, 04/24/2019(b)	200,000	211,545

Venezuela — 6.0%
Petroleos de Venezuela SA 6.00%, 11/15/2026(b)	300,000	102,570
Petroleos de Venezuela SA 6.00%, 11/15/2026	200,000	68,380
Petroleos de Venezuela SA 5.38%, 04/12/2027	350,000	123,025
Petroleos de Venezuela SA 5.50%, 04/12/2037	150,000	52,860

		346,835

TOTAL CORPORATE BONDS AND NOTES (Cost $2,359,913)		2,165,536

The accompanying notes are an integral part of the financial statements.

17

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Portfolio of Investments (Continued)

April 30, 2016

	Par* Value	Value

FOREIGN GOVERNMENT BONDS & NOTES — 60.1%
Argentina — 3.2%
Argentine Republic Government International Bond 7.63%, 04/22/2046(b)	$ 190,000	$186,865

Brazil — 4.9%
Brazil Notas do Tesouro Nacional Serie F 10.00%, 01/01/2017	BRL 75,000	21,311
Brazil Notas do Tesouro Nacional Serie F 10.00%, 01/01/2021	BRL 1,000,000	265,966

		287,277

Colombia — 3.8%
Colombia Government International Bond 10.38%, 01/28/2033	150,000	218,250

Croatia — 3.8%
Croatia Government International Bond 6.00%, 01/26/2024	200,000	218,750

Dominican Republic — 3.6%
Dominican Republic International Bond 7.45%, 04/30/2044	200,000	212,000

Egypt — 1.5%
Egypt Government International Bond 6.88%, 04/30/2040	100,000	86,020

Greece — 1.4%
Hellenic Republic Government Bond 3.00%, 02/24/2027(c)	100,000	76,254

	Par* Value	Value

FOREIGN GOVERNMENT BONDS & NOTES — (Continued)
Greece — (Continued)
Hellenic Republic Government Bond 3.00%, 02/24/2035(c)	$ 10,000	$6,741

		82,995

Hungary — 1.2%
Hungary Government International Bond 7.63%, 03/29/2041	50,000	70,618

Mexico — 9.5%
Mexican Bonos 10.00%, 12/05/2024	MXN 1,200,000	89,893
Mexican Bonos 10.00%, 11/20/2036	MXN 2,000,000	163,690
Petroleos Mexicanos 6.50%, 06/02/2041	125,000	124,750
Petroleos Mexicanos 5.50%, 06/27/2044	200,000	176,000

		554,333

Morocco — 3.6%
Morocco Government International Bond 4.25%, 12/11/2022(b)	200,000	206,750

Pakistan — 1.6%
Pakistan Government International Bond 7.88%, 03/31/2036	100,000	90,016

Philippines — 4.6%
Philippine Government International Bond 7.50%, 09/25/2024	200,000	266,731

The accompanying notes are an integral part of the financial statements.

18

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Portfolio of Investments (Continued)

April 30, 2016

	Par* Value	Value

FOREIGN GOVERNMENT BONDS & NOTES — (Continued)
Romania — 2.0%
Romanian Government International Bond 4.88%, 01/22/2024	$ 50,000	$54,688
Romanian Government International Bond 6.13%, 01/22/2044	50,000	61,312

		116,000

Serbia — 0.3%
Republic of Serbia 6.75%, 11/01/2024(c)	15,448	15,893

South Africa — 3.2%
Eskom Holdings SOC Ltd. 6.75%, 08/06/2023	200,000	188,250

Sri Lanka — 3.5%
Sri Lanka Government International Bond 6.00%, 01/14/2019(b)	200,000	204,759

Ukraine — 8.0%
Privatbank CJSC Via UK SPV Credit Finance PLC 11.00%, 02/09/2021	100,000	63,520
Ukraine Government International Bond 3.36%, 05/31/2040(b)(d)	50,000	15,614
Ukreximbank Via Biz Finance PLC 9.75%, 01/22/2025(b)	250,000	227,500
Ukreximbank Via Biz Finance PLC 7.51%, 02/09/2023(b)(c)	210,000	157,542

		464,176

Par* Value		Value

FOREIGN GOVERNMENT BONDS & NOTES — (Continued)
Venezuela — 0.4%
Venezuela Government International Bond 11.75%, 10/21/2026	$ 50,000	$21,188

TOTAL FOREIGN GOVERNMENT BONDS & NOTES (Cost $3,605,483)		3,490,871

	Number of Shares

COMMON STOCKS — 0.0%
Brazil — 0.0%
OGX Petroleo e Gas SA, SP ADR**	3,188	2,104

TOTAL COMMON STOCKS (Cost $ —)		2,104

TOTAL INVESTMENTS - 97.4% (Cost $5,965,396)		5,658,511
OTHER ASSETS IN EXCESS OF LIABILITIES - 2.6%		151,716

NET ASSETS - 100.0%		$5,810,227

*	Par amount denominated in USD unless otherwise noted.
**	Non-income producing.
(a)	Investments with a total aggregate value of $2 or 0.00% of net assets were in default as of April 30, 2016.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities were purchased in accordance with the guidelines approved by the Fund’s Board of Trustees and may be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 2016 these securities

The accompanying notes are an integral part of the financial statements.

19

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Portfolio of Investments (Concluded)

April 30, 2016

amounted to $2,225,183 or 38% of net assets. This security has been determined by the Adviser to be a liquid security.
(c)	Multi-Step Coupon. Rate disclosed is as of April 30, 2016.
(d)	Rate disclosed represents the discount rate at the time of purchase.

Forward foreign currency contracts outstanding as of April 30, 2016 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation/ (Depreciation)
BRL	1,000,000	USD	281,849	05/02/16	BRC	$ 8,615
USD	241,400	BRL	1,000,000	05/02/16	BRC	(49,064)
USD	274,160	BRL	1,000,000	08/02/16	BRC	(7,922)
USD	69,077	EUR	62,709	06/10/16	TDB	(2,820)
Net unrealized appreciation on forward foreign currency contracts:						$(51,191)

BRC	Barclays
BRL	Brazilian Real
EUR	Euro
MXN	Mexican Peso
PLC	Public Limited Company
TDB	TD Securities Ltd
USD	United States Dollar

The accompanying notes are an integral part of the financial statements.

20

DUPONT CAPITAL FUNDS

Statements of Assets and Liabilities

April 30, 2016

	DuPont Capital Emerging Markets Fund	DuPont Capital Emerging Markets Debt Fund
Assets
Investments, at value (Cost $41,214,700 and $5,965,396, respectively)	$ 40,429,139	$5,658,511
Cash	7,815,754	17,500
Foreign Currency (Cost $626,444 and $95,151, respectively)	628,434	101,138
Forward foreign currency contracts appreciation*	—	8,615
Receivable for investments sold	5,159,109	—
Dividends and interest receivable	196,732	114,948
Receivable from Investment Adviser	—	8,350
Prepaid expenses and other assets	40,841	8,437
Total assets	54,270,009	5,917,499

Liabilities
Payable for audit fees	28,235	24,040
Payable for administration and accounting fees	24,974	10,640
Forward foreign currency contracts depreciation*	—	59,806
Payable for printing fees	19,683	2,005
Payable for custodian fees	18,684	2,844
Payable to Investment Adviser	16,372	—
Payable for transfer agent fees	11,811	4,626
Payable for legal fees	11,580	2,714
Payable for foreign taxes	875	—
Accrued expenses	854	597
Total liabilities	133,068	107,272
Net Assets	$ 54,136,941	$5,810,227

Net Assets Consisted of:
Capital stock, $0.01 par value	$ 81,502	$ 6,079
Paid-in capital	146,099,445	6,103,389
Accumulated net investment income	5,688	104,475
Accumulated net realized loss from investments and foreign currency transactions	(91,261,167)	(52,086)
Net unrealized depreciation on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currency	(788,527)	(351,630)
Net Assets	$ 54,136,941	$5,810,227

Class I:
Net asset value, offering and redemption price per share ($54,136,941 / 8,150,197 shares) and ($5,810,227 / 607,913 shares), respectively	$6.64	$9.56

*	Primary risk exposure is foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

21

DUPONT CAPITAL FUNDS

Statements of Operations

For the Year Ended April 30, 2016

	DuPont Capital Emerging Markets Fund	DuPont Capital Emerging Markets Debt Fund
Investment Income
Dividends	$ 3,364,915	$ —
Interest	236	566,836
Less: foreign taxes withheld	(401,573)	—
Total investment income	2,963,578	566,836
Expenses
Advisory fees (Note 2)	912,208	38,611
Administration and accounting fees	119,308	73,104
Custodian fees (Note 2)	107,134	18,680
Printing and shareholder reporting fees	67,700	1,693
Legal fees	55,463	1,575
Trustees’ and officers’ fees (Note 2)	49,726	9,374
Audit fees	39,050	31,538
Transfer agent fees (Note 2)	30,249	26,857
Registration and filing fees.	24,041	2,900
Other expenses	15,331	10,179
Total expenses	1,420,210	214,511
Less: waivers and reimbursements (Note 2)	(30,175)	(157,238)
Net expenses after waivers and reimbursements	1,390,035	57,273
Net investment income	1,573,543	509,563
Net realized and unrealized gain/(loss) from investments
Net realized gain/(loss) from investments	(14,290,084)	34,349
Net realized loss from foreign currency transactions	(325,187)	(13,738)
Net realized gain from forward foreign currency contracts*	—	33,597
Net change in unrealized appreciation/(depreciation) on investments(a)	(14,216,756)	61,732
Net change in unrealized appreciation/(depreciation) on foreign currency translations	25,628	6,099
Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts*	—	(41,927)
Net realized and unrealized gain/(loss) on investments	(28,806,399)	80,112
Net increase/(decrease) in net assets resulting from operations	$(27,232,856)	$ 589,675

*	Primary risk exposure is foreign currency contracts.
(a)	Net change in unrealized appreciation/(depreciation) on foreign currency translations for the DuPont Capital Emerging Markets Fund was net of a decrease in deferred foreign capital gains tax of $875.

The accompanying notes are an integral part of the financial statements.

22

DUPONT CAPITAL EMERGING MARKETS FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015
Increase/(Decrease) in net assets from operations:
Net investment income	$1,573,543	$7,262,875
Net realized loss from investments and foreign currency transactions	(14,615,271)	(46,817,355)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(14,191,128)	11,262,468

Net decrease in net assets resulting from operations	(27,232,856)	(28,292,012)

Less Dividends and Distributions to Shareholders from:
Net investment income:
Class I	(417,312)	(5,917,672)

Net decrease in net assets from dividends and distributions to shareholders	(417,312)	(5,917,672)

Decrease in Net Assets Derived from Capital Share Transactions (Note 4)	(85,206,627)	(291,403,521)

Total decrease in net assets	(112,856,795)	(325,613,205)

Net assets
Beginning of year	166,993,736	492,606,941

End of year	$54,136,941	$166,993,736

Accumulated net investment income/(loss), end of year	$5,688	$(818,759)

The accompanying notes are an integral part of the financial statements.

23

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015
Increase/(decrease) in net assets from operations:
Net investment income	$509,563	$498,428
Net realized gain from investments, forward foreign currency contracts and foreign currency transactions	54,208	207,399
Net change in unrealized appreciation/(depreciation) on investments, forward foreign currency contracts and foreign currency translations	25,904	(516,653)

Net increase in net assets resulting from operations	589,675	189,174

Less Dividends and Distributions to Shareholders from:
Net investment income:
Class I	(640,975)	(314,756)
Net realized capital gains:
Class I	(119,428)	(215,182)

Net decrease in net assets from dividends and distributions to shareholders	(760,403)	(529,938)

Increase/(Decrease) in Net Assets Derived from Capital Share Transactions (Note 4)	(1,445,645)	363,816

Total increase/(decrease) in net assets	(1,616,373)	23,052

Net assets
Beginning of year	7,426,600	7,403,548

End of year	$5,810,227	$7,426,600

Accumulated net investment income, end of year	$104,475	$231,953

The accompanying notes are an integral part of the financial statements.

24

DUPONT CAPITAL EMERGING MARKETS FUND

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I Shares
	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012
Per Share Operating Performance
Net asset value, beginning of year	$8.28	$8.79	$9.23	$9.26	$10.39

Net investment income	0.13 (1)	0.17 (1)	0.11 (1)	0.11 (1)	0.12
Net realized and unrealized loss on investments	(1.73)	(0.53)	(0.44)	(0.05)	(1.19)

Net increase/(decrease) in net assets resulting from operations	(1.60)	(0.36)	(0.33)	0.06	(1.07)

Dividends and distributions to shareholders from:
Net investment income	(0.04)	(0.15)	(0.11)	(0.09)	(0.06)

Net asset value, end of year	$6.64	$8.28	$8.79	$9.23	$9.26

Total investment return(2)	(19.23)%	(3.97)%	(3.61)%	0.59%	(10.19)%

Ratio/Supplemental Data
Net assets, end of year (000’s omitted)	$54,137	$166,994	$492,607	$467,901	$270,324
Ratio of expenses to average net assets	1.60%	1.35%	1.31%	1.32%	1.41%
Ratio of expenses to average net assets without waivers and expense reimbursements(3)	1.63%	1.35%	1.31%	1.32%	1.41%
Ratio of net investment income to average net assets	1.81%	1.95%	1.20%	1.21%	1.30%
Portfolio turnover rate	53.3%	86.4%	69.9%	118.5%	148.6	%(4)

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.
(3)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(4)	Portfolio turnover rate excludes securities received from processing two subscriptions-in-kind.

The accompanying notes are an integral part of the financial statements.

25

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I Shares
	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Period Ended September 27, 2013* to April 30, 2014
Per Share Operating Performance
Net asset value, beginning of period	$ 9.77	$10.26	$10.00

Net investment income(1)	0.74	0.67	0.40
Net realized and unrealized gain/(loss) on investments	0.21	(0.43)	0.26
Net increase in net assets resulting from operations	0.95	0.24	0.66
Dividends and distributions to shareholders from:
Net investment income	(0.98)	(0.44)	(0.40)
Net realized capital gains	(0.18)	(0.29)	—
Total dividends and distributions to shareholders	(1.16)	(0.73)	(0.40)
Net asset value, end of period	$ 9.56	$ 9.77	$10.26
Total investment return(2)	10.82%	2.41%	6.72%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$5,810	$7,427	$7,404
Ratio of expenses to average net assets	0.89%	0.89%	0.89	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	3.34%	2.25%	4.42	%(3)
Ratio of net investment income to average net assets	7.93%	6.70%	6.83	%(3)
Portfolio turnover rate	24.6%	23.7%	21.6	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

26

DUPONT CAPITAL FUNDS

Notes to Financial Statements

April 30, 2016

1. Organization and Significant Accounting Policies

The DuPont Capital Emerging Markets Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The DuPont Capital Emerging Markets Debt Fund is a non-diversified, open-end management investment company registered under the 1940 Act (the DuPont Capital Emerging Markets Fund and DuPont Capital Emerging Markets Debt Fund are each a “Fund”, and together, the “Funds”). The DuPont Capital Emerging Markets Fund commenced operations on December 6, 2010 and the DuPont Capital Emerging Markets Debt Fund commenced operations on September 27, 2013. The Funds are each a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Funds are each authorized to issue and offer Class I Shares.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by each Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service approved by the Board of Trustees. Fixed income securities having remaining maturities of 60 days or less are generally valued at amortized cost, provided such amounts approximates market value. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Due to continued volatility in the current market, valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities. Any assets held by the Funds that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds determine the daily NAV per share. Foreign securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds. Foreign securities are valued

27

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2016

based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Forward exchange contracts are valued at the forward rate. Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses). Securities that do not have a readily available current market value are valued in accordance with the procedure adopted by the Trust’s Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to the Adviser the responsibility for applying the valuation methods. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of each Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 —	quoted prices in active markets for identical securities;

●	Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 —	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The fair value of each Fund’s bonds is generally based on quotes received from brokers of independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.

Significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that each Fund calculates its NAV (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. As a result, each Fund fair values foreign securities using an independent pricing service which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the

28

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2016

hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following is a summary of the inputs used, as of April 30, 2016, in valuing each Fund’s investments carried at fair value:

	DuPont Capital Emerging Markets Fund
	Total Value at 04/30/16	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks
Argentina	$600,663	$600,663	$—	$—
Brazil	2,135,454	2,135,454	—	—
Chile	394,779	394,779	—	—
China	8,015,553	719,540	7,296,013	—
Czech Republic	462,553	—	462,553	—
Hungary	742,554	—	742,554	—
India	2,554,530	1,024,792	1,529,738	—
Indonesia	1,129,232	—	1,129,232	—
Malaysia	905,652	—	905,652	—
Mexico	1,612,148	1,612,148	—	—
Pakistan	536,478	536,478	—	—
Poland	922,021	—	922,021	—
Russia	1,812,115	1,812,115	—	—
South Africa	3,653,372	394,712	3,258,660	—
South Korea	6,134,000	407,629	5,726,371	—
Taiwan	4,126,838	1,127,012	2,999,826	—
Thailand	1,201,667	—	1,201,667	—
Turkey	1,013,333	—	1,013,333	—
Preferred Stocks	1,180,210	1,180,210	—	—
Exchange Traded Funds	1,295,987	1,295,987	—	—

Total Investments	$40,429,139	$13,241,519	$27,187,620	$—

29

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2016

	DuPont Capital Emerging Markets Debt Fund
Assets	Total Value at 04/30/16	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes	$2,165,536	$—	$2,165,536	$—
Foreign Government Bonds & Notes	3,490,871	—	3,490,871	—
Common Stocks	2,104	2,104	—	—
Derivatives:
Foreign Currency Contracts
Forward Foreign Currency Contracts	8,615	—	8,615	—

Total Assets	$5,667,126	$2,104	$5,665,022	$—

Liabilities	Total Value at 04/30/16	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Derivatives:
Foreign Currency Contracts
Forward Foreign Currency Contracts	$(59,806)	$—	$(59,806)	$—

Total Liabilities	$(59,806)	$—	$(59,806)	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market value, the fair value of each Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values each Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

30

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2016

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires each Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when each Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when each Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2016, there were transfers from Level 1 to Level 2 of $1,086,168 due to foreign fair value adjustments in the DuPont Capital Emerging Markets Fund. The DuPont Capital Emerging Markets Debt Fund had no transfers between Levels 1, 2 and 3.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities, which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

Each Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in the Statement of Operations.

31

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2016

Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually to shareholders of the DuPont Capital Emerging Markets Fund and dividends from net investment income are declared daily and paid monthly to shareholders of the DuPont Capital Emerging Markets Debt Fund. Distributions from net realized capital gains, if any, will be declared and paid at least annually to shareholders and recorded on ex-date for both Funds. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, each Fund may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against each Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Forward Foreign Currency Contracts — A forward foreign currency contract (“Forward Contract”) is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward Contracts can help a fund manage the risk of changes in currency exchange rates. These contracts are marked-to-market daily at the applicable forward currency translation rates. A fund records realized gains or losses at the time the Forward Contract is closed. A Forward Contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. The Fund’s maximum risk of loss from counterparty credit risk related to Forward Contracts is the fair value of the contract.

32

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2016

For the year ended April 30, 2016, the DuPont Capital Emerging Markets Debt Fund’s average monthly volume of forward foreign currency contracts was as follows:

Forward Foreign Currency Contracts - Payable (Value At Trade Date)	Forward Foreign Currency Contracts - Receivable (Value At Trade Date)
$(179,675)	$179,675

Currency Risk — Each Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which each Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect each Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for each Fund is determined on the basis of U.S. dollars, each Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of each Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of each Fund’s holdings in foreign securities.

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Emerging Markets Risk — The DuPont Capital Emerging Markets Fund and the DuPont Capital Emerging Markets Debt Fund invest in emerging market instruments which are subject to certain credit and market risks. The securities and currency markets of emerging market countries are generally smaller, less developed, less liquid and more volatile than the securities and currency markets of the United States and other developed markets. Disclosure and regulatory standards in many respects are less stringent than in other developed markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations may be extremely limited. Political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristics of more developed countries.

33

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2016

Debt Investment Risk — Debt investments are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates. There is a risk that an issuer of a Fund’s debt investments may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Securities such as high-yield/high-risk bonds, e.g., bonds with low credit ratings by Moody’s (Ba or lower) or Standard & Poor’s (BB and lower) or if unrated are of comparable quality as determined by the manager, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Debt investments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise.

2. Transactions with Affiliates and Related Parties

DuPont Capital Management Corporation (“DuPont Capital” or the “Adviser”) serves as investment adviser to each Fund pursuant to an investment advisory agreement with the Trust. For its services, the Adviser is paid a monthly fee at the annual rate of 1.05% of the DuPont Capital Emerging Markets Fund’s average daily net assets; and 0.60% of the DuPont Capital Emerging Markets Debt Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of each Fund to the extent necessary to ensure that the Funds’ total operating expenses, excluding taxes, “Acquired Fund” fees and expenses, interest, extraordinary items, and brokerage commissions, do not exceed 1.60% and 0.89%, respectively, (on an annual basis) of the DuPont Capital Emerging Markets Fund and DuPont Capital Emerging Markets Debt Fund’s average daily net assets (the “Expense Limitation”), respectively. The Expense Limitations will remain in place until August 31, 2016, unless the Board of Trustees of the Trust approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for each Fund. No recoupment will occur unless each Funds’ expenses are below the Expense Limitation amount.

For the year ended April 30, 2016, the Adviser earned advisory fees of $912,208 and $38,611 for the DuPont Capital Emerging Markets Fund and DuPont Capital Emerging Markets Debt Fund, respectively. For the year ended April 30, 2016, the Adviser waived fees and reimbursed expenses of $30,175 and $157,238 for the DuPont Capital Emerging Markets Fund and DuPont Capital Emerging Markets Debt Fund, respectively.

34

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2016

As of April 30, 2016, the amount of potential recoupment by the Adviser was as follows:

	Expiration 04/30/2017	Expiration 04/30/2018	Expiration 04/30/2019
DuPont Capital Emerging Markets Fund	$—	$—	$30,175
DuPont Capital Emerging Markets Debt Fund	123,234	101,163	157,238

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Funds. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annualized percentage rate of each Funds’ average daily net assets and is subject to certain minimum monthly fees. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived if each Fund terminates its agreements with BNY Mellon or the Custodian within three years of signing the agreements.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Funds pursuant to an underwriting agreement between the Trust and the Underwriter.

The Trustees of the Trust who are not officers or employees of an investment adviser, sub-adviser or other service provider to the Trust receive compensation in the form of an annual retainer and per meeting fees for their services as a Trustee. The remuneration paid to the Trustees by the Funds during the year ended April 30, 2016 was $9,648. Certain employees of BNY Mellon serve as Officers of the Trust. They are not compensated by the Funds or the Trust.

3. Investment in Securities

For the year ended April 30, 2016, aggregate purchases and sales of investment securities (excluding U.S. Government and agency short-term investments and other short-term investments) of the Funds were as follows:

	Purchases	Sales
DuPont Capital Emerging Markets Fund	$45,423,131	$139,831,833
DuPont Capital Emerging Markets Debt Fund	1,472,731	2,932,306

35

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2016

4. Capital Share Transactions

For the years ended April 30, 2016 and 2015, transactions in capital shares (authorized shares unlimited) were as follows:

	DuPont Capital Emerging Markets Fund
	For the Year Ended April 30, 2016		For the Year Ended April 30, 2015
	Shares	Amount	Shares	Amount
Class I
Sales	584,749	$ 3,962,487	1,808,289	$ 15,541,131
Reinvestments	64,398	403,779	711,136	5,475,752
Redemptions	(12,662,309)	(89,572,893)	(38,366,720)	(312,420,404)
Net decrease	(12,013,162)	$(85,206,627)	(35,847,295)	$(291,403,521)

	DuPont Capital Emerging Markets Debt Fund
	For the Year Ended April 30, 2016		For the Year Ended April 30, 2015
	Shares	Amount	Shares	Amount
Class I
Sales	—	$ —	31,250	$ 291,254
Reinvestments	65,825	600,524	53,366	529,936
Redemptions	(217,761)	(2,046,169)	(46,484)	(457,374)
Net increase/(decrease)	(151,936)	$(1,445,645)	38,132	$ 363,816

As of April 30, 2016, the following Funds had shareholders that held 10% or more of the outstanding shares of the Funds:

DuPont Capital Emerging Markets Fund (Unaffiliated Shareholders)	98%
DuPont Capital Emerging Markets Debt Fund (Unaffiliated Shareholder)	100%

5. Federal Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Each Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

36

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2016

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. Net investment income, net realized gains and net assets were not affected by these adjustments. The following permanent differences as of April 30, 2016, primarily attributed to redesignations of distributions, foreign currency reclass, and India capital gains tax, were reclassified among the following accounts:

	Increase/(Decrease) Undistributed Net Investment Income	Increase/(Decrease) Accumulated Net Realized Loss	Increase/(Decrease) Additional Paid-In Capital
DuPont Capital Emerging Markets Fund	$(331,784)	$331,784	$—
DuPont Capital Emerging Markets Debt Fund	3,934	(3,933)	(1)

For the year ended April 30, 2016, the tax character of distributions paid by the DuPont Capital Emerging Markets Fund was $417,312 of ordinary income dividends and the DuPont Capital Emerging Markets Debt Fund were $743,335 and $17,068 of ordinary income dividends and long-term capital gains, respectively. For the year ended April 30, 2015, the tax character of distributions paid by the DuPont Capital Emerging Markets Fund and DuPont Capital Emerging Markets Debt Fund were $5,917,671 and $529,938 of ordinary income dividends, respectively. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2016, the components of distributable earnings on a tax basis were as follows:

	Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Depreciation	Qualified Late-Year Losses
DuPont Capital Emerging Markets Fund	$(83,891,892)	$ 7,469	$—	$(3,697,909)	$(4,461,672)
DuPont Capital Emerging Markets Debt Fund	$—	$47,489	$—	$(294,643)	$(52,085)

37

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2016

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Foreign currency and short-term capital gains are reported as ordinary income for federal income tax purposes.

At April 30, 2016, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Funds were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation
DuPont Capital Emerging Markets Fund	$44,124,083	$3,627,781	$(7,322,725)	$(3,694,944)
DuPont Capital Emerging Markets Debt Fund	5,968,216	297,810	(607,515)	(309,705)

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain net capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2016, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2016. For the year ended April 30, 2016, the DuPont Capital Emerging Markets Fund had $4,461,672 net capital loss deferrals (comprised of long-term loss deferrals of $3,287,153 and short-term loss deferrals of $1,174,519). The DuPont Capital Emerging Markets Debt Fund had $52,085 net capital loss deferrals (comprised of long-term loss deferrals of $138,092 and short-term gain deferrals of $86,007).

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2016 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2016, the DuPont Capital Emerging Markets Fund had capital loss carryforwards of $83,891,892, of which $59,909,542 are long-term losses and $23,982,350 are short-term losses and have an unlimited period of capital loss carryforward. As of April 30, 2016, the DuPont Capital Emerging Markets Debt Fund had no capital loss carryforwards. On November 27, 2015, the DuPont Capital Emerging Markets Fund experienced a more than 50% change of ownership as defined by Internal Revenue Code Section 382(g) giving rise to an annual capital loss carryforward limitation on the use of pre-ownership change capital losses. At the time of the change the DuPont Capital Emerging Markets Fund had $ 83,500,000 of capital loss carryforwards impacted by the ownership change and the use of those losses against capital gains will be limited to $ 1,618,329 per tax year. The permitted annual capital loss, if not applied to capital gains in the tax year, will accumulate and be available in next year for use.

38

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Concluded)

April 30, 2016

6. Subsequent Events

Management has evaluated the impact of all subsequent events on each Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

39

DUPONT CAPITAL FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

DuPont Capital Emerging Markets Fund and the DuPont Capital Emerging Markets Debt Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the DuPont Capital Emerging Markets Fund and the DuPont Capital Emerging Markets Debt Fund (the “Funds”) at April 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended and the financial highlights for the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 28, 2016

40

DUPONT CAPITAL FUNDS

Shareholder Tax Information

(Unaudited)

The DuPont Capital Emerging Markets Fund and DuPont Capital Emerging Markets Debt Fund are required by Subchapter M of the Internal Revenue Code to advise its shareholders of the U.S. federal tax status of distributions received by the Funds’ shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2016, DuPont Capital Emerging Markets Fund paid $417,312 of ordinary income dividends to its shareholders and DuPont Capital Emerging Markets Debt Fund paid $743,335 and $17,068 of ordinary income dividends and long-term capital gains, respectively, to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The DuPont Capital Emerging Markets Fund and DuPont Capital Emerging Markets Debt Fund designate 100.00% and 0.00%, respectively, of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations for DuPont Capital Emerging Markets Fund and DuPont Capital Emerging Markets Debt Fund is 0.00% and 0.01%, respectively.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction for DuPont Capital Emerging Markets Fund and DuPont Capital Emerging Markets Debt Fund is 2.00% and 0.00%, respectively.

The DuPont Capital Emerging Markets Debt Fund designates 100.00% of the ordinary income distributions as qualified short-term gain pursuant to the American Jobs Creation Act of 2004. There was no percentage of qualified short-term capital gain for the DuPont Capital Emerging Markets Fund .

The DuPont Capital Emerging Markets Fund paid foreign taxes and recognized foreign source income as follows:

Foreign Taxes Paid	Foreign Source Income
$214,278	$3,227,139

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the DuPont Capital Emerging Markets Fund and DuPont Capital Emerging Markets Debt Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2016. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2017.

41

DUPONT CAPITAL FUNDS

Shareholder Tax Information

(Unaudited)

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

42

DUPONT CAPITAL FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 447-0014 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

43

DUPONT CAPITAL FUNDS

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 447-0014.

44

DUPONT CAPITAL FUNDS

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and Officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for each Fund contains additional information about the Trustees and is available, without charge, upon request by calling (888) 447-0014.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	33	Optimum Fund Trust (registered investment company) (6 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	33	None.

45

DUPONT CAPITAL FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2016.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	33	None.
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	33	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).

46

DUPONT CAPITAL FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	33	None.

1Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

47

DUPONT CAPITAL FUNDS

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
DAVID C. LEBISKY Date of Birth: 5/72	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2015.

Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

48

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Investment Adviser

DuPont Capital Management Corporation

One Righter Parkway

Suite 3200

Wilmington, DE 19803

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

DUP-0416

DUPONT CAPITAL EMERGING MARKETS FUND

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

of

FundVantage Trust

Class I Shares

ANNUAL REPORT

April 30, 2016

This report is submitted for the general information of the shareholders of the DuPont Capital Emerging Markets Fund and the DuPont Capital Emerging Markets Debt Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the DuPont Capital Emerging Markets Fund and the DuPont Capital Emerging Markets Debt Fund.

EIC VALUE FUND

Annual Investment Adviser’s Report

April 30, 2016

(Unaudited)

Dear Fellow Shareholder,

Thank you for reviewing our annual report. In it, we discuss our perspective on the market, the EIC Value Fund’s (the “Fund”) performance, and some of our recent purchase and sale activity in the Fund. A listing of the Fund’s investments and other financial information follow our comments.

Perspective on the Market

Protecting clients in down markets has often meant being proactive to avoid risks others may be ignoring. For example, the strong performance of our All-Cap Value strategy in 2001-2002 was due to avoiding over-priced mega-cap and internet stocks in the preceding years. Thus, client portfolios were well positioned when the tech bubble burst. Similarly, the strategy’s strong performance during the 2008 financial crisis was due largely to moving away from financial firms, especially those exposed to aggressive real-estate risks, as early as 2004-2005. Today, we think the biggest risks to investors are interest rates that seem unsustainably low and earnings that seem unsustainably high, concerns we started writing about in 2013.

Neither concern has yet to be significantly stress-tested in equity markets. 10-year US bond rates did rise from 1.6% to 2.7% in mid-2013, causing a minor 5.4% fall in the Russell 3000® Value Index (with the EIC Value Fund falling about 74% as much).1 And the market’s decline in January and February of this year was largely driven by concerns about weakening corporate profits, but it was short-lived. Our high-level view of today’s market remains that broad revenue growth continues to be slow and difficult to achieve, even outside of the energy sector. Moreover, the reported earnings growth on a per share basis has been over-stated through the use of financial engineering, particularly the use of leverage to fund stock buy-backs and “accretive” acquisitions. Some of this presumed growth is getting capitalized in today’s markets. Since firms borrowed when interest rates were low and earnings were high, many will not be well prepared for any eventual reversal (i.e., higher rates and lower earnings).

In addition, non-GAAP (Generally Accepted Accounting Principles) measures are increasingly employed by companies to portray earnings as higher than actual through pro-forma add-backs of stock-based compensation, intangible amortization, restructuring charges, and other “one-time” expenses. In a world where investors are seeking some alternative to zero-yielding cash, such non-GAAP measures have now become “generally accepted.” Therefore, investors may be misallocating capital by paying more for true earnings than they realize.

Regarding equity prices, in most areas where earnings growth seems real, we believe prices are too high. In most areas where prices seem reasonable, earnings seem to be of lower quality. Thus, we believe the investment opportunity set remains one where caution is warranted. Consequently, Fund cash levels remain elevated, totaling approximately 15.3% at the end of April.

1From the market’s peak on May 21, 2013, through its bottom on June 24, 2013, the Russell 3000® Value Index fell 5.4%, while the EIC Value Fund Institutional share class declined 4.0% (net of fees), for a down-capture ratio of 74%. (The S&P 500 dropped 5.6%). Down Capture Ratio is a measure of performance in down markets relative to the benchmark index. The lower the ratio, the better the performance in a declining market.

1

EIC VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2016

(Unaudited)

As we wrote in the October 31 Semi-Annual Report, 2015 was a challenging year for value-oriented investors like us. The table on the following page shows the recent divergence in performance between value and growth styles. In 2015, the value-growth spread exceeded 9% for the Russell 3000® Index, the largest gap since 2009. Moreover, value-oriented investors faced a substantial headwind for almost nine years, with growth outpacing value at a ratio of slightly over 2:1 from 2007 through 2015. That’s the longest winning streak for growth since the advent of the Russell Indices.

	Value-Growth Style Divergence
	1/1/2016 - 4/30/2016			1/1/2015 - 12/31/2015			1/1/2007 - 12/31/2015
Cap-Size Index	Value	Growth	Difference	Value	Growth	Difference	Value	Growth	Difference
Russell 200® (Mega-Cap)	2.7%	-0.5%	3.2%	-3.4%	8.2%	-11.6%	39.8%	113.5%	-73.6%
Russell Mid-Cap®	6.2%	0.5%	5.7%	-4.8%	-0.2%	-4.6%	73.1%	98.0%	-24.9%
Russell 2000® (Small-Cap)	3.9%	-3.7%	7.6%	-7.5%	-1.4%	-6.1%	39.3%	89.6%	-50.3%
Russell 3000® (All-Cap)	3.8%	-0.4%	4.2%	-4.1%	5.1%	-9.2%	47.9%	106.4%	-58.5%

Source: Morningstar DirectSM

So far in 2016, we’ve seen a reversal of this pattern, as value has outperformed growth across the cap-size spectrum. Notably, several of last year’s top performing growth stocks have declined in 2016. For example, Alphabet (Google’s parent company), Amazon, Netflix, and Starbucks fell 9.0%, 2.4%, 21.3%, and 6.0%, respectively, through April 30th. Whether the tide really has turned and growth has fallen out of favor remains to be seen. Four months don’t constitute a trend. Nevertheless, we view the year-to-date shift in results as a promising development.

Fund Performance

For the fiscal year ended April 30, 2016, the Fund’s Institutional Class shares fell 3.15% net of expenses. The Russell 3000® Value Index, the Fund’s primary benchmark, declined 0.68%, while the S&P 500® Index increased 1.21%.

At first glance, the Fund’s twelve-month return appears to have diverged from its historical pattern of declining less than the indices in down markets. Appearances, however, can be deceiving. For example, the Fund decreased 7.8% during August and September, holding up better than the Russell 3000 Value and S&P 500 Indices, which dropped 8.8% and 8.4%, respectively. Likewise, during December and January, the Fund declined 4.5%, while the Russell 3000 Value Index lost 7.6% and the S&P 500 decreased 6.5%.

Though the Fund held up better in the down months, it lagged the indices in the up months. For instance, during October’s rebound, the Fund gained 4.8%, losing ground to the Russell 3000 Value Index, which gained 7.4%, and the S&P 500, which rose 8.4%. And during March and April, the Fund climbed 5.8%, versus increases of 9.5% and 7.2% for the Russell 3000 Value and S&P 500 Indices, respectively.

Overall, we view last year as one with some significant investment disappointments. High stock prices (especially among companies able to deliver real growth), low earnings quality, and weak underlying growth clearly played a role. While the environment was partly to blame, we made our fair share of mistakes, which we discuss below.

But first, with this as backdrop, we were pleased that the Fund’s twelve-month results came as close to the value indices as they did. This is testimony to both our under-betting of investment decisions via conservative position sizes, and to the fact that a high proportion of the Fund’s investments worked out well. These included the Fund’s

2

EIC VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2016

(Unaudited)

financial holdings (Chubb and Travelers), its two REITs (Mack-Cali Realty and Annaly Capital Management), its health care positions (Baxter/Baxalta, Johnson & Johnson, and Medtronic), its investments in consumer staples (Molson Coors and PepsiCo), and finally, Microsoft and Exelon Corp.

The largest detractor from the Fund’s twelve-month performance was the energy sector. Historically, we have navigated this sector well by moving from popular to out-of-favor areas, shifting our exposure between oil and natural gas, and among integrated, drilling, and exploration and production (E&P) companies. In late 2014, as oil prices fell, the integrated firms held up better than most in the sector. This led us to reduce our integrated exposure and to add positions in harder-hit energy areas, including a driller (Diamond Offshore) and an E&P company (Southwestern Energy). Unfortunately, the subsequent collapse in both oil and natural gas prices further impacted both, resulting in significant stock declines. While we correctly underweighted energy for the year, these two purchases did not incorporate enough of a margin of safety to reflect the earnings volatility, given the dramatic fall in energy prices. In retrospect, we should have stayed with our late-2014 energy posture, with greater weighting in the more stable integrated oils.

Our other stock selection disappointments were driven in part by concerns to keep cash from creeping too high, knowing that previous monetary-induced liquidity cycles lasted longer than expected (1995-2000 and 2003-2007) and that excessive cash can create other investment issues. Each of our new stock additions in 2015 (Qualcomm, Franklin Resources, and Whole Foods Market) proved to be untimely, as earnings suffered after our purchase when business conditions continued to deteriorate. In general, we try to purchase long-term productive business franchises when they are experiencing some short-term difficulty that causes investors to shorten their time horizons and sell, rather than to view themselves as long-term owners. However, experience has shown that purchases made before earnings stabilize (presaging a return to growth) are usually disappointing and have higher failure rates since more issues often arise with time. In today’s difficult earnings environment, where growth seems to matter more than price, we must increase our focus on earnings sustainability.

We have said for some time that today’s investment environment is a difficult one to navigate. The impact of low interest rates and liquidity has been quite broad, and there are few obvious areas in which to avoid the risk. Over a full-market cycle, we believe our most important contribution in protecting investor capital will be through paying reasonable prices for companies with sustainable earnings growth, while avoiding those with excessive balance-sheet risk.

Portfolio Activity

Recent activity in the Fund included one sale and several trims, as well as one new purchase and a few adds. We’ll begin with a review of the sale and trims.

We trimmed Microsoft in November of 2015 after strong quarterly earnings led to an increase in its stock price. The company is performing well, but we reduced our position because risks remain pertaining to its personal computer dependence, particularly in its Office franchise. We also trimmed our positions in Bed Bath & Beyond and Franklin Resources on weak fundamentals.

3

EIC VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2016

(Unaudited)

We sold our position in Southwestern Energy Company after it rallied in January of this year. The Fund continues to own an underweight position in the energy sector, including investments in Exxon Mobil Corporation, Chevron Corporation, and Diamond Offshore Drilling.

We originally purchased Southwestern in late 2014. At the time, we were attracted to the company’s commitment to its natural gas resource base, which we viewed as more depressed than oil. Southwestern had maintained its focus almost exclusively on natural gas and had a long history of conservatism and good capital discipline.

Just before our purchase, Southwestern relaxed its discipline to complete a single large acquisition of acreage in the Marcellus and Utica shales from Chesapeake Energy Corporation. Even with this sizable acquisition, Southwestern maintained a conservative tilt by funding over half of the purchase price with equity. Nonetheless, the deal involved Southwestern borrowing a substantial amount of money, more than they had borrowed previously. At 2014 natural gas prices, the borrowing level was reasonable, so we knowingly accepted the leverage risk. Unfortunately, as natural gas prices fell through 2015, the amounts borrowed became more significant relative to current profits and cash flow. While we believe the company does not have near-term refinancing risk, maturities due within a couple of years could prove problematic if gas prices deteriorate further. Given this increased refinancing risk and the company’s inability to control the timing of a potential rebound in the price of natural gas, we decided to sell our position and take our loss. While Southwestern was a poor performer over our full holding period, it rebounded in early 2016, and we used that as an opportunity to exit our position.

Finally, we trimmed our position in Whole Foods Market in January. We continue to like Whole Foods’ long-term growth prospects as well as the high quality characteristics of its business and market position. However, increased competition from other specialty retailers and mainline grocers continues to present significant headwinds for the firm to overcome, so we reduced our position.

We’ll turn now to the buy side.

In February, we purchased a new position in Charles Schwab & Co., a stock we owned previously, having sold it from the Fund in late 2014. Schwab declined in the first quarter along with other interest-sensitive financials as weak macroeconomic data caused an expectation that the Federal Reserve Bank will delay short-term interest rate increases. Financial companies that depend on interest income for earnings are adversely impacted by the low rate environment, so a continuation of low rates works to their detriment.

Schwab is more interest-rate sensitive than most financials. Its earnings suffer both from depressed net interest income and from its waiver of management fees on money fund assets. (Schwab waives management fees it would otherwise earn so that very-low yields on money market funds will not fall into negative territory.) These interest-rate impacts have obscured the underlying earnings progress Schwab continues to make by growing its base of assets under management. Importantly, Schwab is winning in the marketplace and continues to see strong net inflows of assets to its platform. While not predicting when short-term interest rates will rise – in fact, we wouldn’t be surprised if the market is correct that such increases will be deferred – we nonetheless believe that a normalized short-term interest rate is higher than zero. Accordingly, we think that current earnings at Schwab considerably understate its earnings power. In sum, we believe that current earnings are well below normal, prospects for continued growth are good, and our purchase price offers an attractive entry point.

4

EIC VALUE FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2016

(Unaudited)

Finally, we added to our existing financial holdings as their prices likewise declined on lowered interest-rate expectations and on concerns that weaker economic fundamentals may foretell higher loan losses. Most notably, we increased modestly our position in SunTrust on its pullback. We also added to American Express.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2016 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

The above commentary is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

5

EIC VALUE FUND

Annual Report

Performance Data

April 30, 2016

(Unaudited)

Comparison of Change in Value of $10,000 Investment in EIC Value Fund’s Class A

vs. Russell 3000® Value Index and S&P 500® Index

Class A of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.50%. This results in a net investment of $9,450. Performance of Class C will vary from Class A due to differences in class-specific fees.

Average Annual Total Returns for the Periods Ended April 30, 2016
	1 Year	3 Years	Since Inception*
Class A (with sales charge)	-8.75%	4.48%	6.65%
Class A (without sales charge)	-3.44%	6.46%	7.87%
Russell 3000® Value Index	-0.68%	9.34%	10.28%*	*
S&P 500® Index	1.21%	11.26%	11.43%*	*

Class C (with CDSC charge)	-5.11%	5.66%	7.64%
Class C (without CDSC charge)	-4.17%	5.66%	7.65%
Russell 3000® Value Index	-0.68%	9.34%	11.60%*	*
S&P 500® Index	1.21%	11.26%	12.44%*	*

 *   Class A and Class C of the EIC Value Fund (the “Fund”) commenced operations on May 19, 2011 and July 18, 2011, respectively.

**	Benchmark performance is from commencement date of the Class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (855) 430-6487.

6

EIC VALUE FUND

Annual Report

Performance Data (Continued)

April 30, 2016

(Unaudited)

Comparison of Change in Value of $100,000 (investment minimum) Investment in EIC Value Fund’s Institutional Class

vs. Russell 3000® Value Index and S&P 500® Index

Average Annual Total Returns for the Periods Ended April 30, 2016
	1 Year	3 Years	5 Years	Since Inception*
Institutional Class	-3.15%	6.74%	8.06%	8.06%
Return After Taxes on Distributions	-3.92%	5.86%	7.47%	7.47%
Return After Taxes on Distributions and Sale of Shares	-1.18%	5.19%	6.35%	6.35%
Russell 3000® Value Index	-0.68%	9.34%	9.85%	9.85%	**
S&P500® Index	1.21%	11.26%	11.01%	11.01%	**

 *   Institutional Class shares of the EIC Value Fund (the “Fund”) inception date was April 29, 2011. Operations commenced on May 1,      2011.

**	Benchmark performance is from commencement date of the Class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (855) 430-6487.

7

EIC VALUE FUND

Annual Report

Performance Data (Concluded)

April 30, 2016

(Unaudited)

The returns shown for Class A shares reflect a deduction for the maximum front-end sales charge of 5.50%. The returns shown for Class C shares reflect a maximum deferred sales charge of 1.00%. All of the Fund’s share classes apply a 2.00% fee to the value of shares redeemed within 30 days of purchase. This redemption fee is not reflected in the returns shown above. As stated in the current prospectus dated September 1, 2015, the Fund’s “Total Annual Fund Operating Expenses” are 1.23%, 1.98% and 0.98%, and the Fund’s “Total Annual Fund Operating Expenses After Recoupment” are 1.30%, 2.05% and 1.05% for Class A, Class C and Institutional Class shares, respectively, of the Fund’s average daily net assets. The ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Equity Investment Corporation (the “Adviser”) has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund to the extent necessary to ensure that the Fund’s “Total Annual Fund Operating Expenses,” excluding taxes, any class-specific fees and expenses (such as Rule 12b-1 distribution fees or shareholder service fees), “Acquired Fund” fees and expenses, interest, extraordinary items and brokerage commissions, do not exceed 1.00% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2016, unless the Board of Trustees of FundVantage Trust (“the Trust”) approves its earlier termination. Total returns would be lower had such fees and/or expenses not been waived and/or reimbursed. Furthermore, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund, which is reflected in the net expense ratio. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Institutional Shares only; after-tax returns for Class A and Class C shares will vary.

Mutual fund investing involves risk, including possible loss of principal. Value investing involves the risk that the Fund’s investing in companies believed to be undervalued will not appreciate as anticipated. The Fund may invest in the stocks of smaller- and medium-sized companies which may be more vulnerable to adverse business or economic events than larger, more established companies.

The Fund intends to evaluate performance as compared to that of the S&P 500® Index and the Russell 3000® Value Index. The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Russell 3000® Value Index is an unmanaged index that measures the performance of the 3,000 largest U.S. stocks, representing about 98% of the total capitalization of the entire U.S. stock market. It is impossible to invest directly in an index.

8

EIC VALUE FUND

Fund Expense Disclosure

April 30, 2016

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments (if any) or redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2015 through April 30, 2016 and held for the entire period.

Actual Expenses

The first line of each accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of each accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any) or redemption fees. Therefore, the second line of each accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

EIC VALUE FUND

Fund Expense Disclosure (Concluded)

April 30, 2016

(Unaudited)

	EIC Value Fund
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period*
Class A
Actual	$1,000.00	$1,016.80	$ 6.27
Hypothetical (5% return before expenses)	1,000.00	1,018.65	6.27
Class C
Actual	$1,000.00	$1,013.60	$10.01
Hypothetical (5% return before expenses)	1,000.00	1,014.92	10.02
Institutional Class
Actual	$1,000.00	$1,018.90	$ 5.02
Hypothetical (5% return before expenses)	1,000.00	1,019.89	5.02

*

Expenses are equal to the Fund’s annualized expense ratio for the six-month period ended April 30, 2016 of 1.25%, 2.00%, and 1.00% for Class A, Class C, and Institutional Class shares, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (182), then divided by 366 to reflect the period. The Fund’s ending account values on the first line in each table are based on the actual six-month total returns for the Fund of 1.68%, 1.36%, and 1.89% for Class A, Class C, and Institutional Class shares, respectively.

10

EIC VALUE FUND

Portfolio Holdings Summary Table

April 30, 2016

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Consumer, Non-cyclical	23.3%	$73,254,079
Financial	23.3	73,038,101
Consumer, Cyclical	11.6	36,283,370
Energy	7.5	23,450,708
Technology	6.4	20,090,327
Communications	5.0	15,705,869
Utilities	4.2	13,115,063
REITs-Diversified	1.6	5,201,612
REITs-Office Property	1.6	5,063,436
Short-Term Investment	15.3	48,023,545
Other Assets in Excess of Liabilities	0.2	586,410

NET ASSETS	100.0%	$313,812,520

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

11

EIC VALUE FUND

Portfolio of Investments

April 30, 2016

	Number of Shares	Value

COMMON STOCKS — 84.5%
Communications — 5.0%
Cisco Systems, Inc.	218,255	$5,999,830
eBay, Inc.*	397,300	9,706,039

		15,705,869

Consumer, Cyclical — 11.6%
Bed Bath & Beyond, Inc.*	92,200	4,353,684
Honda Motor Co. Ltd., SP ADR	286,900	7,734,824
Target Corp.	130,560	10,379,520
Wal-mart Stores, Inc.	206,600	13,815,342

		36,283,370

Consumer, Non-cyclical — 23.3%
Baxalta, Inc.	109,400	4,589,330
Baxter International, Inc.	135,520	5,992,694
Express Scripts Holding Co.*	120,000	8,847,600
GlaxoSmithKline PLC, SP ADR	184,820	7,930,626
Johnson & Johnson	75,135	8,421,131
Medtronic PLC	118,875	9,408,956
Pepsico, Inc.	117,970	12,146,191
Procter & Gamble Co. (The)	120,890	9,685,707
Whole Foods Market, Inc.	214,300	6,231,844

		73,254,079

Energy — 7.5%
Chevron Corp.	66,900	6,835,842
Diamond Offshore Drilling, Inc.	205,590	4,987,614
Exxon Mobil Corp.	131,530	11,627,252

		23,450,708

	Number of Shares	Value

COMMON STOCKS — (Continued)
Financial — 23.3%
American Express Co.	153,600	$10,050,048
Charles Schwab Corp. (The)	243,500	6,917,835
Franklin Resources, Inc.	164,700	6,149,898
PNC Financial Services Group, Inc. (The)	111,900	9,822,582
SunTrust Banks, Inc.	170,125	7,101,018
Torchmark Corp.	87,525	5,066,822
Travelers Cos, Inc. (The)	80,850	8,885,415
US Bancorp	233,500	9,968,115
Wells Fargo & Co.	181,600	9,076,368

		73,038,101

REITs-Diversified — 1.6%
Annaly Capital Management, Inc. REIT	499,195	5,201,612

REITs-Office Property — 1.6%
Mack-Cali Realty Corp. REIT	198,100	5,063,436

Technology — 6.4%
Microsoft Corp.	147,000	7,330,890
QUALCOMM, Inc.	103,000	5,203,560
Taiwan Semiconductor Manufacturing Co., Ltd., SP ADR	320,300	7,555,877

		20,090,327

Utilities — 4.2%
Exelon Corp.	373,755	13,115,063

TOTAL COMMON STOCKS (Cost $231,615,790)		265,202,565

The accompanying notes are an integral part of the financial statements.

12

EIC VALUE FUND

Portfolio of Investments (Concluded)

April 30, 2016

	Number of Shares	Value

SHORT-TERM INVESTMENT — 15.3%
Money Market Fund — 15.3%
Dreyfus Institutional Treasury Securities Advantage Fund 0.12%(a)	48,023,545	$48,023,545

TOTAL SHORT-TERM INVESTMENT (Cost $48,023,545)		48,023,545

TOTAL INVESTMENTS - 99.8% (Cost $279,639,335)		313,226,110
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%		586,410

NET ASSETS - 100.0%		$313,812,520

*	Non-income producing.
(a)	Rate periodically changes. Rate disclosed is the daily yield on April 30, 2016.

PLC	Public Limited Company
REIT	Real Estate Investment Trust
SP ADR	Sponsored American Depository Receipt

The accompanying notes are an integral part of the financial statements.

13

EIC VALUE FUND

Statement of Assets and Liabilities

April 30, 2016

Assets
Investments, at value (Cost $279,639,335)	$313,226,110
Receivable for investments sold	2,295,679
Receivable for capital shares sold	248,439
Dividends and interest receivable	182,550
Prepaid expenses and other assets	85,956

Total assets	316,038,734

Liabilities
Payable for investments purchased	1,295,074
Payable for capital shares redeemed	548,745
Payable to Adviser	192,406
Payable for distribution fees	45,578
Payable for administration and accounting fees	35,336
Payable for transfer agent fees	28,723
Payable for audit fees	24,469
Payable for shareholder servicing fees	10,616
Payable for custodian fees	7,674
Accrued expenses	37,593

Total liabilities	2,226,214

Net Assets	$313,812,520

Net Assets Consisted of:
Capital stock, $0.01 par value	$241,027
Paid-in capital	280,008,323
Accumulated net investment income	462,946
Accumulated net realized loss from investments	(486,551)
Net unrealized appreciation on investments	33,586,775

Net Assets	$313,812,520

Class A:
Net asset value, redemption price per share ($65,881,737 / 5,059,214 shares)	$13.02

Maximum offering price per share (100/94.5 of $13.02)	$13.78

Class C:
Net asset value, offering and redemption price per share ($51,145,653 / 3,973,279 shares)	$12.87

Institutional Class:
Net asset value, offering and redemption price per share ($196,785,130 / 15,070,232 shares)	$13.06

The accompanying notes are an integral part of the financial statements.

14

EIC VALUE FUND

Statement of Operations

For the Year Ended April 30, 2016

Investment Income
Dividends	$6,614,486
Less: foreign taxes withheld	(56,484)

Total investment income	6,558,002

Expenses
Advisory fees (Note 2)	2,347,585
Distribution fees (Class C) (Note 2)	415,715
Administration and accounting fees (Note 2)	202,917
Distribution fees (Class A) (Note 2)	183,982
Transfer agent fees (Note 2)	153,343
Shareholder servicing fees (Class C) (Note 2)	138,572
Registration and filing fees	73,938
Printing and shareholder reporting fees	53,586
Trustees’ and officers’ fees (Note 2)	46,592
Legal fees	46,080
Custodian fees (Note 2)	32,579
Audit fees	26,505
Other expenses	20,951

Total expenses before recoupment	3,742,345

Plus: Net expenses recouped (Note 2)	109,578

Net expenses after recoupment	3,851,923

Net investment income	2,706,079

Net realized and unrealized gain/(loss) from investments:
Net realized loss from investments	(486,551)
Net change in unrealized appreciation/(depreciation) on investments	(13,745,752)

Net realized and unrealized loss on investments	(14,232,303)

Net decrease in net assets resulting from operations	$(11,526,224)

The accompanying notes are an integral part of the financial statements.

15

EIC VALUE FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015
Increase/(Decrease) in net assets from operations:
Net investment income	$2,706,079	$2,685,790
Net realized gain/(loss) from investments	(486,551)	13,470,516
Net change in unrealized appreciation/(depreciation) on investments	(13,745,752)	7,174,199

Net increase/(decrease) in net assets resulting from operations	(11,526,224)	23,330,505

Less Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(732,542)	(585,643)
Class C	(147,071)	(95,226)
Institutional Class	(2,258,668)	(1,761,398)

Total net investment income	(3,138,281)	(2,442,267)

Net realized capital gains:
Class A	(1,409,072)	(2,708,245)
Class C	(1,111,461)	(1,908,882)
Institutional Class	(3,416,089)	(5,602,971)

Total net realized capital gains	(5,936,622)	(10,220,098)

Net decrease in net assets from dividends and distributions to shareholders	(9,074,903)	(12,662,365)

Increase/(Decrease) in Net Assets Derived from Capital Share Transactions (Note 4)	(3,478,118)	72,541,924

Total increase/(decrease) in net assets	(24,079,245)	83,210,064

Net assets
Beginning of year	337,891,765	254,681,701

End of year	$313,812,520	$337,891,765

Accumulated net investment income, end of year	$462,946	$895,166

The accompanying notes are an integral part of the financial statements.

16

EIC VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Class A shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Period May 19, 2011* to April 30, 2012
Per Share Operating Performance
Net asset value, beginning of period	$13.91	$13.37	$11.91	$10.65	$10.00

Net investment income(1)	0.11	0.12	0.12	0.12	0.08
Net realized and unrealized gain/(loss) on investments	(0.60)	0.98	1.70	1.22	0.61

Net increase/(decrease) in net assets resulting from operations	(0.49)	1.10	1.82	1.34	0.69

Dividends and distributions to shareholders from:
Net investment income	(0.14)	(0.10)	(0.11)	(0.08)	(0.04)
Net realized capital gains	(0.26)	(0.46)	(0.25)	— (2)	—

Total dividends and distributions to shareholders	(0.40)	(0.56)	(0.36)	(0.08)	(0.04)

Redemption fees	— (2)	— (2)	— (2)	— (2)	—	(2)

Net asset value, end of period	$13.02	$13.91	$13.37	$11.91	$10.65

Total investment return(3)	(3.44)%	8.22%	15.46%	12.73%	6.97%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$65,882	$85,653	$130,805	$83,932	$33,969
Ratio of expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.25	%(4)
Ratio of expenses to average net assets without waivers, expense reimbursements and recoupments, if any(5)	1.21%	1.18%	1.24%	1.35%	2.07	%(4)
Ratio of net investment income to average net assets	0.85%	0.90%	0.95%	1.12%	0.81	%(4)
Portfolio turnover rate	34.03%	26.89%	19.08%	12.06%	12.68	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total return for periods less than one year are not annualized. Total investment return does not reflect the impact of the maximum front-end sales load of 5.50%. If reflected, the return would be lower.
(4)	Annualized.
(5)	During the period, certain fees were waived, reimbursed and/or recouped. If such fee waivers, reimbursements and/or recoupments had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Reflects portfolio turnover of the Fund for the year ended April 30, 2012.

The accompanying notes are an integral part of the financial statements.

17

EIC VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Class C shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class C
	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Period July 18, 2011* to April 30, 2012
Per Share Operating Performance
Net asset value, beginning of period	$13.75	$13.24	$11.84	$10.61	$9.88

Net investment income/(loss)(1)	0.01	0.02	0.03	0.04	(0.01)
Net realized and unrealized gain/(loss) on investments	(0.60)	0.97	1.67	1.22	0.77

Net increase/(decrease) in net assets resulting from operations	(0.59)	0.99	1.70	1.26	0.76

Dividends and distributions to shareholders from:
Net investment income	(0.03)	(0.02)	(0.05)	(0.03)	(0.03)
Net realized capital gains	(0.26)	(0.46)	(0.25)	— (2)	—

Total dividends and distributions to shareholders	(0.29)	(0.48)	(0.30)	(0.03)	(0.03)

Redemption fees	— (2)	— (2)	— (2)	— (2)	—	(2)

Net asset value, end of period	$12.87	$13.75	$13.24	$11.84	$10.61

Total investment return(3)	(4.17)%	7.49%	14.52%	11.93%	7.75%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$51,146	$62,378	$48,016	$31,129	$13,756
Ratio of expenses to average net assets	2.00%	2.00%	2.00%	2.00%	2.00	%(4)
Ratio of expenses to average net assets without waivers, expense reimbursements and recoupments, if any(5)	1.96%	1.93%	1.99%	2.10%	2.69	%(4)
Ratio of net investment income/(loss) to average net assets	0.10%	0.15%	0.21%	0.38%	(0.01	)%(4)
Portfolio turnover rate	34.03%	26.89%	19.08%	12.06%	12.68	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total return does not reflect any applicable sales charge.
(4)	Annualized.
(5)	During the period, certain fees were waived, reimbursed and/or recouped. If such fee waivers, reimbursements and/or recoupments had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Reflects portfolio turnover of the Fund for the year ended April 30, 2012.

The accompanying notes are an integral part of the financial statements.

18

EIC VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012
Per Share Operating Performance
Net asset value, beginning of year	$13.95	$13.41	$11.94	$10.67	$10.00

Net investment income(1)	0.14	0.16	0.15	0.15	0.11
Net realized and unrealized gain/(loss) on investments	(0.60)	0.98	1.70	1.22	0.61

Net increase/(decrease) in net assets resulting from operations	(0.46)	1.14	1.85	1.37	0.72

Dividends and distributions to shareholders from:
Net investment income	(0.17)	(0.14)	(0.13)	(0.10)	(0.05)
Net realized capital gains	(0.26)	(0.46)	(0.25)	— (2)	—

Total dividends and distributions to shareholders	(0.43)	(0.60)	(0.38)	(0.10)	(0.05)

Redemption fees	— (2)	— (2)	— (2)	— (2)	— (2)

Net asset value, end of year	$13.06	$13.95	$13.41	$11.94	$10.67

Total investment return(3)	(3.15)%	8.54%	15.68%	12.99%	7.24%

Ratio/Supplemental Data
Net assets, end of year (000’s omitted)	$196,785	$189,860	$75,860	$53,367	$18,754
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets without waivers, expense reimbursements and recoupments, if any(4)	0.96%	0.93%	0.99%	1.10%	2.40%
Ratio of net investment income to average net assets	1.10%	1.14%	1.21%	1.37%	1.13%
Portfolio turnover rate	34.03%	26.89%	19.08%	12.06%	12.68%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.
(4)	During the period, certain fees were waived, reimbursed and/or recouped. If such fee waivers, reimbursements and/or recoupments had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

19

EIC VALUE FUND

Notes to Financial Statements

April 30, 2016

1. Organization and Significant Accounting Policies

The EIC Value Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced operations on May 1, 2011. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A, Class C, Institutional Class and Retail Class shares. Class A shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”) may be applicable to the redemption of Class A shares. A CDSC, as a percentage of the lower of the original purchase price or net asset value at redemption, of up to 1.00% may be imposed on full or partial redemptions of Class A shares made within eighteen months of purchase where $1 million or more of Class A shares were purchased without an initial sales charge and (ii) the Fund’s principal underwriter, Foreside Funds Distributors LLC (the “Underwriter”), paid a commission to the selling broker-dealer for such sale. A CDSC of up to 1.00% is assessed on redemptions of Class C Shares made within eighteen months after a purchase. As of April 30, 2016, the Retail Class Shares have not been issued.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, provided such amount approximates market value. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

20

EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2016

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	quoted prices in active markets for identical securities;

● Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

● Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2016, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/16	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$265,202,565	$265,202,565	$—	$—
Short-Term Investment	48,023,545	48,023,545	—	—

Total Investments	$313,226,110	$313,226,110	$—	$—

*	Please refer to Portfolio of Investments for further details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities.

21

EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2016

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2016, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund. The Fund’s investment income, expenses (other than class-specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

22

EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2016

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Equity Investment Corporation (“EIC” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.75% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund to the extent necessary to ensure that the Fund’s “Total Annual Fund Operating Expenses,” excluding taxes, any class-specific fees and expenses (such as Rule 12b-1 distribution fees or shareholder service fees), “Acquired Fund” fees and expenses, interest, extraordinary items and brokerage commissions, do not exceed 1.00% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2016, unless the Board of Trustees approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount.

For the year ended April 30, 2016, the Adviser earned advisory fees of $2,347,585, and recouped fees of $109,578 waived in prior periods. As of April 30, 2016, there is no amount of advisory fees available to be recouped.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

23

EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2016

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A and Class C shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class C shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% and 1.00% (0.75% Rule 12b-1 distribution fee and 0.25% shareholder service fee) on an annualized basis of the average daily net assets of the Fund’s Class A and Class C shares, respectively.

The Trustees of the Trust who are not officers or employees of an investment adviser or other service provider to the Trust receive compensation in the form of an annual retainer and per meeting fees for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2016 was $12,367. Certain employees of BNY Mellon serve as Officers of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2016, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$92,338,436	$117,943,127

24

EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2016

4. Capital Share Transactions

For the years ended April 30, 2016 and 2015, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended		For the Year Ended
	April 30, 2016		April 30, 2015
	Shares	Amount	Shares	Amount
Class A
Sales	857,572	$11,438,619	2,620,678	$35,984,103
Reinvestments	147,895	1,860,520	217,630	3,010,927
Redemption Fees*	—	1,173	—	1,904
Redemptions	(2,103,805)	(27,595,274)	(6,467,061)	(89,457,487)

Net decrease	(1,098,338)	$(14,294,962)	(3,628,753)	$(50,460,553)

Class C
Sales	323,756	$4,227,322	1,247,837	$17,023,666
Reinvestments	93,907	1,171,014	138,449	1,899,521
Redemption Fees*	—	916	—	1,304
Redemptions	(981,575)	(12,691,541)	(475,094)	(6,510,018)

Net increase/(decrease)	(563,912)	$(7,292,289)	911,192	$12,414,473

Institutional Class
Sales	6,677,541	$86,642,713	10,068,275	$139,955,946
Reinvestments	424,318	5,346,409	488,937	6,781,569
Redemption Fees*	—	3,156	—	3,848
Redemptions	(5,639,081)	(73,883,145)	(2,605,086)	(36,153,359)

Net increase	1,462,778	$18,109,133	7,952,126	$110,588,004

Total net increase/(decrease)	(199,472)	$(3,478,118)	5,234,565	$72,541,924

*	There is a 2.00% redemption fee that may be charged on shares redeemed which have been held for 30 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in-capital.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based

25

EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2016

on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. For the year ended April 30, 2016, these adjustments were to decrease undistributed net investment income and increase accumulated net realized gain/(loss) by $19. These permanent differences were primarily attributable to the redesignation of dividends paid. Net investment income, net realized losses and net assets were not affected by these adjustments.

For the year ended April 30, 2016, the tax character of distributions paid by the Fund was $3,138,300 of ordinary income dividends and $5,936,603 of long-term capital gains dividends. For the year ended April 30, 2015, the tax character of distributions paid by the Fund was $2,442,267 of ordinary income dividends and $10,220,098 of long-term capital gains dividends. Distributions from net investment income and short term gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2016, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation	Qualified Late-Year Losses
$(215,534)	$462,946	$—	$33,586,775	$(271,017)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2016, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$279,639,335

Gross unrealized appreciation	$40,437,672
Gross unrealized depreciation	(6,850,897)

Net unrealized appreciation	$33,586,775

26

EIC VALUE FUND

Notes to Financial Statements (Concluded)

April 30, 2016

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain net capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2016, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2016. For the year ended April 30, 2016, the Fund had $271,017 net capital loss deferrals (comprised of long-term capital gain deferrals of $2,519,342 and short-term capital loss deferrals of $2,790,359).

Accumulated capital losses represent net capital loss carry forwards as of April 30, 2016 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2016, the Fund had short-term capital loss carryforwards of $215,534. All losses will be carried forward indefinitely and will retain their character as short-term capital losses.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

27

EIC VALUE FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the FundVantage Trust and

Shareholders of the EIC Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the EIC Value Fund (one of the series constituting FundVantage Trust) (the “Fund”) as of April 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the EIC Value Fund (one of the series constituting FundVantage Trust) at April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 27, 2016

28

EIC VALUE FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2016, the Fund paid $3,138,300 of ordinary income dividends and $5,936,603 of long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 100.00% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 100.00%.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2016. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2017.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

29

EIC VALUE FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (855) 430-6487 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Advisory Agreement

At an in-person meeting held on December 2-3, 2015 (the “Meeting”), the Board of Trustees (the “Board” or “Trustees”) of FundVantage Trust (“Trust”), including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the advisory agreement (the “Agreement”) between Equity Investment Corporation (the “Adviser” or “EIC”) and the Trust on behalf of the EIC Value Fund (the “Fund”). In determining whether to continue the Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser provided regarding (i) services performed for the Fund, (ii) the size and qualifications of their portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Fund, (iv) investment performance, (v) the capitalization and financial condition of the Adviser, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Fund and other clients, (viii) results of any regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Fund, and (x) compliance with the Fund’s investment objectives, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements. The Trustees noted the reports provided at Board meetings throughout the year covering matters such as the relative performance of the Fund; compliance with the investment objectives, policies, strategies and limitations for the Fund; the compliance of management personnel with the applicable code of ethics; and the adherence to fair value pricing procedures as established by the Board. The Trustees also noted that they had previously received and reviewed a memorandum from legal counsel regarding the legal standard applicable to their review of the Agreement.

30

EIC VALUE FUND

Other Information

(Unaudited) (Continued)

A representative from EIC attended the Meeting in-person and discussed EIC’s history, performance and investment strategy in connection with the proposed continuation of the Agreement and answered questions from the Board.

The Trustees considered the investment performance for the Fund and the Adviser. The Trustees reviewed the historical performance charts for each of the Fund’s share classes, as compared to the Russell 3000 Total Return Index, and the Lipper Large-Cap Value Fund category, the Fund’s applicable Lipper peer group, for the calendar year-to-date, one-year, two-year, three-year and since inception periods ended September 30, 2015. The Trustees noted that the Fund’s Class A shares, Class C shares and Institutional Class shares, which had differing inception dates, underperformed the median of the Lipper Large-Cap Value Fund category for all periods ended September 30, 2015, with the exception of the one year returns for Class A and Institutional Class shares. The Trustees also received performance information for the Fund’s Institutional Class shares as compared to the Fund’s comparable separately managed account composite (gross of fees) and the Russell 3000 Value Index, for the one-year, three-year and since inception periods ended October 31, 2015, as applicable. The Trustees noted that the Fund underperformed each of the Russell 3000 Value Index and the Fund’s separately managed account composite (gross of fees) for the one-year, three-year and since inception periods.

The Trustees also considered EIC’s commentary regarding the performance data and the various factors contributing to the Fund’s shorter- and longer-term performance, as applicable. The Trustees took note of the various periods where the Fund underperformed its Lipper peer group and Russell 3000 Value Index. The Trustees noted that while absolute performance was positive for various periods ended September 30, 2015, the Fund’s relative performance lagged its Lipper peer group averages for certain measurement periods. The Trustees considered explanations provided by the Adviser regarding the various factors contributing to the relative underperformance of the Fund, including, among other things, differences in the Fund’s investment strategies and portfolio construction in comparison to the peer funds included in its Lipper peer groups. The Board discussed with the Adviser the reasons behind such results for the Fund. The Trustees considered other factors that supported the continuation of the Advisory Agreement, including the following: (i) that the Adviser’s investment decisions, such as security selection and sector allocation, contributing to such underperformance were consistent with the Fund’s investment objective and policies; and (ii) that shorter-term or longer-term performance, as applicable, was competitive when compared to the performance of relevant peer groups or benchmarks. Taking note of EIC’s discussion of (i) the various factors contributing to the Fund’s performance and (ii) its continuing commitment to the Fund’s current investment strategy, , the Trustees concluded that the performance of the Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

31

EIC VALUE FUND

Other Information

(Unaudited) (Continued)

The Trustees also noted that the Adviser had provided information regarding its advisory fees and an analysis of these fees in relation to the delivery of services to the Fund and any other ancillary benefit resulting from the Adviser’s relationship with the Fund. The Trustees considered the fees that the Adviser charges to each comparable account and/or investment company advised by EIC, and evaluated the explanations provided by the Adviser as to differences in fees charged to the Fund and such accounts. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the Fund versus other similarly managed funds. The Trustees noted that the gross advisory fee and net total expense ratio of the Fund’s Institutional Class, Class A and Class C shares were all higher than the median of the gross advisory fees and net total expense ratios of funds with similar share classes in the Lipper Large-Cap Value Equity category with $500 million or less in assets. The Trustees concluded that the advisory fee and services provided by the Adviser are sufficiently consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund based on the information provided at the Meeting.

The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of senior personnel. In evaluating the quality of services provided by the Adviser, the Board took into account its familiarity with the Adviser’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Adviser’s compliance policies and procedures and reports regarding the Adviser’s compliance operations from the Trust’s Chief Compliance Officer. The Board also considered any potential conflicts of interest that may arise in a portfolio manager’s management of the Fund’s investments on the one hand, and the investments of other accounts, on the other. The Trustees reviewed the services provided to the Fund by the Adviser and concluded that the nature, extent and quality of the services provided were appropriate and consistent with the terms of the Agreement, that the quality of the services appeared to be consistent with industry norms and that the Fund is likely to benefit from the continued receipt of those services. They also concluded that the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated their ability to attract and retain qualified personnel.

The Trustees considered the costs of the services provided by the Adviser, the compensation and benefits received by the Adviser in providing services to the Fund, as well as the Adviser’s profitability. The Trustees were provided with the Adviser’s most recent unaudited balance sheet and profit and loss statement. The Trustees noted that the Adviser’s level of profitability is an appropriate factor to consider, and the Trustees should be satisfied that the Adviser’s profits are sufficient to continue as a healthy concern generally and as investment adviser of the Fund specifically. The Trustees concluded that the Adviser’s contractual advisory fee level was reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall expense ratio of the Fund was reasonable, taking into account the quality of services provided by the Adviser and the current size and projected growth of the Fund during the renewal term.

32

EIC VALUE FUND

Other Information

(Unaudited) (Concluded)

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board noted that economies of scale may be achieved at higher asset levels for the Fund for the benefit of fund shareholders, but that the advisory did not currently include breakpoint reductions as asset levels increase.

In voting to approve the continuation of the Agreement, the Board considered all factors it deemed relevant and the information presented to the Board by the Adviser. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his or her own judgment. The Board determined that the continuation of the Agreement would be in the best interests of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, unanimously approved the continuation of the Agreement for an additional one year period.

33

EIC VALUE FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (855) 430-6487.

34

EIC VALUE FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (855) 430-6487.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	33	Optimum Fund Trust (registered investment company) (6 portfolios).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	33	None.

35

EIC VALUE FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2016.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	33	None.

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	33	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).

36

EIC VALUE FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE[1]

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	33	None.

1Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

37

EIC VALUE FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.

JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.

DAVID C. LEBISKY Date of Birth: 5/72	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2015.

Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

38

[THIS PAGE INTENTIONALLY LEFT BLANK.]

Investment Adviser

Equity Investment Corporation

3007 Piedmont Road, NE

Suite 200

Atlanta, GA 30305

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103-7096

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

of

FundVantage Trust

Class A

Class C

Institutional Class

ANNUAL REPORT

April 30, 2016

This report is submitted for the general information of the shareholders of the EIC Value Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the EIC Value Fund.

      EIC-0416

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Annual Investment Adviser’s Report

April 30, 2016

(Unaudited)

Dear Shareholders,

The Estabrook Investment Grade Fixed Fund (the “Fund”) lagged the Barclays Intermediate Government/Credit Bond Index (the “Barclays Index”) for the year ending April 30, 2016. The Fund returned 1.39% underperforming the benchmark by 98 basis points. Much of the deficit in performance was experienced in the 1st calendar quarter of 2016 as credit markets became dislocated.

The first three fiscal quarters were favorable for the Fund as rates slowly rose and credit spreads tightened. 2016 began in similar fashion to previous years as investors shunned risk as volatility increased in the face of global economic uncertainty. Capital sought safety as the commodity complex deteriorated and fears of a global slowdown increased with weak data coming out of Europe and China. Much of this volatility arose as the Federal Reserve took an aggressive stance coming into the year contemplating four rate increases in 2016. One can reasonably argue that much of the currency and commodity volatility was a secondary effect of this aggressive stance. As such, risk markets rallied as Fed Chairman Yellen seemed to reverse course signaling a more dovish stance.

Although the portfolio underperformed during this period, we were able to pick up newly issued bonds at extremely attractive levels. We were very active as spreads widened and investors shunned corporate credit. This gave us the opportunity to pick up names such as Proctor and Gamble, AT&T, Apple, Johnson and Johnson, and Exxon all at very reasonable levels. As an example, we purchased newly issued 10 year Apple paper on February 16th at 150 basis points over Treasuries. In May of the previous year, Apple issued 10 year paper with a spread of 100 basis points over Treasuries. We found this to be exceptional value for an Aa1 credit. Currently, the bond we purchased trades approximately 50 basis points tighter. Our activity has since slowed as the credit market has normalized. As we move forward, we believe we are well positioned from a credit perspective.

At the beginning of the year, 10-Year U.S. Treasury yields were 2.27% and have fallen from that level ever since. Rates fell as low as 1.65% and ended the fiscal year at 1.83%. The period was another example of the pervasiveness of central banks’ influence across the globe. Risk assets and bonds rallied as central banks including China’s PBOC, the European Central Bank, and Federal Reserve reiterated their support for additional easing in the form of lower rates and asset purchases. The expectation of four Federal Reserve rate hikes in 2016 quickly diminished to as little as one. The last reading of the non-farm payrolls have put into question the ability for the Federal Reserve to aggressively move forward. During the year we have increased our duration as we believe we continue to trade in a range.

Going forward, we continue to see opportunity in the credit space as spreads likely get pushed tighter as cash from interest and maturities outstrip the level of new bond issuance. In addition, we believe the European Central Bank’s new corporate bond buying program will create demand for dollar denominated corporate paper. In addition, we believe Treasury yields will remain in a range as once again the US Treasury looks cheap to sovereign debt abroad.

1

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2016

(Unaudited)

Thank you for investing in the Estabrook Investment Grade Fixed Income Fund and please contact us if you have any questions or concerns.

 Daniel Oh

Portfolio Manager

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2016 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

2

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Annual Report

Performance Data

April 30, 2016

(Unaudited)

Comparison of Change in Value of $100,000 (investment minimum) Investment in

Estabrook Investment Grade Fixed Income Fund Class I

vs. Barclays Intermediate Government/Credit Bond Index

and Barclays U.S. Aggregate Bond Index

Average Annual Total Returns for the Periods Ended April 30, 2016
	1 Year	3 Years	5 Years	Since Inception*
Class I	1.39%	1.20%	3.18%	3.15%
Barclays Intermediate Government/Credit Bond Index	2.37%	1.71%	2.83%	2.81%**
Barclays U.S. Aggregate Bond Index	2.72%	2.29%	3.60%	3.49%**

*	The Estabrook Investment Grade Fixed Income Fund (the “Fund”) commenced operations on July 23, 2010.

**	Benchmark performance is from the inception date of the Fund only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 447-7443. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

As stated in the current prospectus dated September 1, 2015, the Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After FeeWaiver and/or Reimbursement” are 1.34%, and 0.70%, respectively, for the Class I Shares, of the Fund’s average daily net assets. These ratios may differ from the actual expenses

3

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Annual Report

Performance Data (Concluded)

April 30, 2016

(Unaudited)

incurred by the Fund for the period covered by this report. Estabrook Capital Management LLC (the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, any class-specific fees and expenses (such as Rule 12b-1 distribution fees, shareholder service fees, or transfer agency fees), “Acquired Fund” fees and expenses, interest, extraordinary items, and brokerage commissions, do not exceed 0.70% (on an annual basis) of the average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2016, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and/or expenses not been waived and/or reimbursed.

A 1% redemption fee applies to shares redeemed within 90 days of purchase. This redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the Barclays Intermediate Government/Credit Bond Index (“Barclays Int. Gov./Cr. Index”). The Fund uses the Barclays U.S. Aggregate Bond Index (“Barclays U.S. Aggregate Bond Index”) as a secondary index. The Barclays Int. Gov./Cr. Index is an unmanaged market index that tracks performance of intermediate term U.S. government and corporate bonds. The Barclays U.S. Aggregate Bond Index is an intermediate term, broad-based index comprised of most U.S traded investment grade bonds. Barclays U.S. Aggregate Bond Index covers the USD-denominated, investment-grade (rated Baa3 or above by Moody’s), fixed-rate, and taxable areas of the bond market. This is the broadest measure of the taxable U.S. bond market, including most Treasury, agency, corporate, mortgage-backed, asset-backed, and international dollar-denominated issues, all with maturities of 1 year or more. It is impossible to invest directly in an index.

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, call and interest rate risk. As interest rates rise the value of bond prices will decline. The Fund may invest in high yield debt (also known as junk bonds) which may cause greater volatility and less liquidity. You may lose money by investing in the Fund.

4

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Fund Expense Disclosure

April 30, 2016

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2015 through April 30, 2016 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Fund Expense Disclosure (Concluded)

April 30, 2016

(Unaudited)

	Estabrook Investment Grade Fixed Income Fund – Class I

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period*
Actual	$1,000.00	$1,017.00	$3.51
Hypothetical (5% return before expenses)	1,000.00	1,021.38	3.52

*

Expenses are equal to the Fund’s annualized expense ratio for the six-month period ended April 30, 2016 of 0.70%, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (182) then divided by 366 days to reflect the period. The Fund’s ending account value on the first line in the table is based on the actual six-month total return for the Fund of 1.70%.

6

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Portfolio Holdings Summary Table

April 30, 2016

(Unaudited)

The following table presents a summary by security type of the portfolio holdings of the Fund:

	% of Net Assets	Value
Corporate Bonds and Notes	77.3%	$25,666,542
U.S. Treasury Obligations	21.1	7,027,133
Other Assets in Excess of Liabilities	1.6	530,434

NET ASSETS	100.0%	$33,224,109

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

7

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Portfolio of Investments

April 30, 2016

	Par Value	Value

CORPORATE BONDS AND NOTES — 77.3%
Applications Software — 3.1%
Microsoft Corp. 1.000%, 05/01/2018	$250,000	$250,531
Microsoft Corp. 1.300%, 11/03/2018	250,000	252,054
Microsoft Corp. Callable 08/03/2025 at 100 3.125%, 11/03/2025	500,000	527,820

		1,030,405

Auto/Truck Parts & Equipment-Original — 1.3%
Delphi Corp. Callable 02/15/2018 at 102.5 5.000%, 02/15/2023	400,000	425,000

Auto-Cars/Light Trucks — 10.5%
Ford Motor Credit Co., LLC 2.021%, 05/03/2019	500,000	500,000
Ford Motor Credit Co., LLC 3.336%, 03/18/2021	500,000	517,832
Ford Motor Credit Co., LLC 3.096%, 05/04/2023	600,000	600,000
General Motors Co. 3.500%, 10/02/2018	500,000	515,930
General Motors Financial Co., Inc. 2.400%, 04/10/2018	500,000	503,091
General Motors Financial Co., Inc. Callable 03/01/2021 at 100 4.200%, 03/01/2021	250,000	263,461

	Par Value	Value

CORPORATE BONDS AND NOTES — (Continued)
Auto-Cars/Light Trucks — (Continued)
General Motors Financial Co., Inc. Callable 02/10/2022 at 100 3.450%, 04/10/2022	$600,000	$602,217

		3,502,531

Beverages-Non-alcoholic — 0.8%
PepsiCo, Inc. Callable 12/07/2018 at 100 2.250%, 01/07/2019	250,000	256,950

Commercial Banks Non-US — 0.8%
Abbey National Treasury Services PLC (London) 3.050%, 08/23/2018	250,000	257,776

Commercial Banks-Eastern US — 1.3%
CIT Group, Inc. 5.000%, 08/01/2023	400,000	416,000

Computers — 6.3%
Apple, Inc. 2.000%, 05/06/2020	500,000	511,066
Apple, Inc. Callable 02/23/2026 at 100 3.250%, 02/23/2026	1,500,000	1,569,248

		2,080,314

Diversified Banking Institutions — 17.5%
Bank of America Corp. 6.875%, 11/15/2018	250,000	280,077
Citigroup, Inc. Callable 08/15/2020 at 100 5.950%, 12/29/2049 (a)(b)	1,500,000	1,451,250

The accompanying notes are an integral part of the financial statements.

8

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Portfolio of Investments (Continued)

April 30, 2016

	Par Value	Value

CORPORATE BONDS AND NOTES — (Continued)
Diversified Banking Institutions — (Continued)
Goldman Sachs Group, Inc. (The) 2.236%, 11/29/2023 (c)	$500,000	$499,034
Goldman Sachs Group, Inc. (The) Callable 04/25/2021 at 100 2.625%, 04/25/2021	500,000	502,781
Goldman Sachs Group, Inc. (The) Callable 05/10/2020 at 100 5.375%, 12/29/2049 (a)(b)	500,000	482,750
JPMorgan Chase & Co. Callable 04/01/2026 at 100 3.300%, 04/01/2026	500,000	506,311
JPMorgan Chase & Co. Callable 05/01/2020 at 100 5.300%, 12/29/2049 (a)(b)	250,000	250,000
Morgan Stanley 1.620%, 06/16/2020 (c)	350,000	347,330
Morgan Stanley Callable 07/15/2019 at 100 5.450%, 07/29/2049 (a)(b)	500,000	476,250
Morgan Stanley Callable 07/15/2020 at 100 5.550%, 12/29/2049 (a)(b)	500,000	495,000
UBS AG 2.350%, 03/26/2020	500,000	505,858

		5,796,641

	Par Value	Value

CORPORATE BONDS AND NOTES — (Continued)
Diversified Financial Services — 1.5%
General Electric Capital Corp. Callable 12/09/2019 at 100 2.200%, 01/09/2020	$500,000	$513,347

Electric-Integrated — 1.5%
Exelon Corp. Callable 04/15/2026 at 100 3.400%, 04/15/2026	500,000	513,009

Electronic Components-Semiconductor — 1.5%
Intel Corp. 2.450%, 07/29/2020	250,000	258,527
Texas Instruments, Inc. 1.000%, 05/01/2018	250,000	250,189

		508,716

Enterprise Software/Services — 1.5%
Oracle Corp. 1.208%, 01/15/2019 (c)	500,000	502,488

Fiduciary Banks — 1.4%
Citizens Financial Group, Inc. Callable 04/06/2020 at 100 5.500%, 12/29/2049 (a)(b)(d)	500,000	477,500

Finance-Auto Loans — 6.8%
Ally Financial, Inc. 3.250%, 11/05/2018	750,000	748,125
Ally Financial, Inc. 3.750%, 11/18/2019	500,000	498,750
Ally Financial, Inc. 4.250%, 04/15/2021	500,000	508,750

The accompanying notes are an integral part of the financial statements.

9

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Portfolio of Investments (Continued)

April 30, 2016

	Par Value	Value

CORPORATE BONDS AND NOTES — (Continued)
Finance-Auto Loans — (Continued)
Ally Financial, Inc. 4.625%, 05/19/2022	$500,000	$512,500

		2,268,125

Finance-Credit Card — 0.6%
American Express Credit Corp. 1.300%, 07/29/2016	200,000	200,297

Hotels&Motels — 0.8%
Wyndham Worldwide Corp. Callable 02/01/2017 at 100 2.950%, 03/01/2017	250,000	252,560

Life/Health Insurance — 2.0%
Lincoln National Corp. Callable 05/17/2016 at 100 3.000%, 05/17/2066 (c)	600,000	402,000
Prudential Financial, Inc. 1.406%, 08/15/2018 (c)	250,000	249,417

		651,417

Medical-Drugs — 1.5%
Johnson & Johnson Callable 03/01/2026 at 100 2.450%, 03/01/2026	500,000	502,938

Multi-line Insurance — 2.1%
Genworth Holdings, Inc. Callable 11/15/2016 at 100 6.150%, 11/15/2066 (b)	475,000	133,000
MetLife, Inc. Callable 06/15/2020 at 100 5.250%, 12/29/2049 (a)(b)	250,000	243,425

	Par Value	Value

CORPORATE BONDS AND NOTES — (Continued)
Multi-line Insurance — (Continued)
MetLife, Inc. Callable 08/01/2034 at 100 10.750%, 08/01/2069	$200,000	$305,000

		681,425

Oil Companies-Exploration&Production — 0.6%
Anadarko Petroleum Corp. 5.950%, 09/15/2016	200,000	203,880

Oil Comp-Integrated — 0.8%
Exxon Mobil Corp. Callable 03/01/2026 at 100 3.043%, 03/01/2026	250,000	258,925

Pipelines — 0.7%
Enterprise Products Operating LLC Callable 01/15/2018 at 100 7.034%, 01/15/2068 (b)	235,000	240,875

Reinsurance — 1.2%
Berkshire Hathaway, Inc. 1.550%, 02/09/2018	400,000	404,048

REITS-Shopping Centers — 1.4%
DDR Corp. 7.500%, 04/01/2017	200,000	210,231
Kimco Realty Corp. Callable 03/01/2021 at 100 3.200%, 05/01/2021	250,000	256,940

		467,171

The accompanying notes are an integral part of the financial statements.

10

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Portfolio of Investments (Continued)

April 30, 2016

	Par Value	Value

CORPORATE BONDS AND NOTES — (Continued)
REITS-Warehouse/Industry — 1.6%
Prologis LP Callable 11/01/2020 at 100 3.350%, 02/01/2021	$500,000	$523,342

Retail-Discount — 2.3%
Target Corp. 2.500%, 04/15/2026	500,000	500,178
Wal-Mart Stores, Inc. 1.125%, 04/11/2018	250,000	251,322

		751,500

Retail-Mail Order — 1.2%
QVC, Inc. Callable 11/15/2024 at 100 4.450%, 02/15/2025	400,000	397,090

Super-Regional Banks-US — 1.5%
Wells Fargo & Co. 2.500%, 03/04/2021	500,000	507,977

Telephone-Integrated — 2.4%
AT&T, Inc. Callable 04/01/2024 at 100 4.450%, 04/01/2024	500,000	544,744
AT&T, Inc. Callable 11/17/2025 at 100 4.125%, 02/17/2026	250,000	268,247

		812,991

	Par Value	Value

CORPORATE BONDS AND NOTES — (Continued)
Transport-Rail — 0.8%
CSX Corp. Callable 08/01/2025 at 100 3.350%, 11/01/2025	$250,000	$261,304

TOTAL CORPORATE BONDS AND NOTES (Cost $25,909,254)		25,666,542

U.S. TREASURY OBLIGATIONS — 21.1%
Sovereign — 21.1%
0.500%, 06/30/2016	500,000	500,189
0.500%, 07/31/2016	1,000,000	1,000,426
0.625%, 10/15/2016	400,000	400,391
1.000%, 05/31/2018	1,400,000	1,405,632
1.625%, 02/15/2026	2,500,000	2,456,640
2.000%, 07/31/2022	750,000	771,562
2.125%, 06/30/2022	475,000	492,293

		7,027,133

TOTAL U.S. TREASURY OBLIGATIONS (Cost $6,997,726)		7,027,133

TOTAL INVESTMENTS - 98.4% (Cost $32,906,980)		32,693,675
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.6%		530,434

NET ASSETS - 100.0%		$33,224,109

(a)	Security is a perpetual bond and has no definite maturity date.
(b)	Fix-to Float Security. Rate shown is as of April 30, 2016.
(c)	Variable or Floating Rate Security. Rate shown is as of April 30, 2016.
(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

The accompanying notes are an integral part of the financial statements.

11

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Portfolio of Investments (Concluded)

April 30, 2016

These securities were purchased in accordance with the guidelines approved by the Fund’s Board of Trustees and may be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 2016, these securities amounted to $477,500 or 1.4% of net assets. These securities have been determined by the Adviser to be liquid securities.

REIT	Real Estate Investment Trust
PLC	Public Limited Company

Please note that securities are classified according to the Bloomberg Sub-Industry Categories. The Fund’s investment adviser has selected this classification system because they believe that it best reflects the industry and risks associated with each position.

The accompanying notes are an integral part of the financial statements.

12

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Statement of Assets and Liabilities

April 30, 2016

Assets
Investments, at value (Cost $32,906,980)	$32,693,675
Cash	253,580
Receivable for investments sold	2,329,645
Dividends and interest receivable	257,539
Receivable from Investment Adviser	82
Prepaid expenses and other assets	18,569

Total assets	35,553,090

Liabilities
Payable for investments purchased	2,250,000
Payable for capital shares redeemed	21,731
Payable for transfer agent fees	8,181
Payable for administration and accounting fees	5,473
Payable for custodian fees	1,972
Accrued expenses	41,624

Total liabilities	2,328,981

Net Assets	$33,224,109

Net Assets Consisted of:
Capital stock, $0.01 par value	$32,810
Paid-in capital	33,323,729
Accumulated net investment loss	(2,124)
Accumulated net realized gain from investments	82,999
Net unrealized depreciation on investments	(213,305)

Net Assets	$33,224,109

Class I:
Shares outstanding	3,280,986

Net asset value, offering and redemption price per share ($33,224,109 / 3,280,986 shares)	$10.13

The accompanying notes are an integral part of the financial statements.

13

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Statement of Operations

For the Year Ended April 30, 2016

Investment Income
Interest	1,011,211

Total investment income	1,011,211

Expenses
Advisory fees (Note 2)	215,089
Administration and accounting fees (Note 2)	66,825
Transfer agent fees (Note 2)	43,134
Legal fees	36,955
Audit fees	27,155
Trustees’ and officers’ fees (Note 2)	23,629
Printing and shareholder reporting fees	20,512
Custodian fees (Note 2)	12,643
Registration and filing fees	10,645
Other expenses	9,075

Total expenses before waivers and reimbursements	465,662

Less: waivers and reimbursements (Note 2)	(234,709)

Net expenses after waivers and reimbursements	230,953

Net investment income	780,258

Net realized and unrealized loss from investments:
Net realized gain from investments	153,798
Net change in unrealized appreciation/(depreciation) on investments	(512,074)

Net realized and unrealized loss on investments	(358,276)

Net increase in net assets resulting from operations	$421,982

The accompanying notes are an integral part of the financial statements.

14

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	April 30, 2016	April 30, 2015
Increase/(Decrease) in Net Assets From Operations:
Net investment income	$780,258	$770,464
Net realized gain from investments	153,798	153,761
Net change in unrealized appreciation/(depreciation) on investments	(512,074)	(298,125)

Net increase in net assets resulting from operations	421,982	626,100

Less Dividends and Distributions to Shareholders from:
Net investment income:
Class I	(774,451)	(770,464)
Net realized capital gains:
Class I	(103,595)	(209,879)

Net decrease in net assets from dividends and distributions to shareholders	(878,046)	(980,343)

Increase/(Decrease) in Net Assets Derived from Capital Share Transactions (Note 4)	(65,978)	105,674

Total decrease in net assets	(522,042)	(248,569)

Net assets
Beginning of year	33,746,151	33,994,720

End of year	$33,224,109	$33,746,151

Accumulated net investment loss, end of year	$(2,124)	$(16,841)

The accompanying notes are an integral part of the financial statements.

15

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	April 30,	April 30,	April 30,	April 30,	April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$10.26	$10.37	$10.66	$10.09	$10.06

Net investment income(1)	0.24	0.24	0.26	0.32	0.32
Net realized and unrealized gain/(loss) on investments	(0.10)	(0.05)	(0.23)	0.57	0.03

Net increase in net assets resulting from operations	0.14	0.19	0.03	0.89	0.35

Dividends and distributions to shareholders from:
Net investment income	(0.24)	(0.24)	(0.26)	(0.32)	(0.32)
Net realized capital gains	(0.03)	(0.06)	(0.06)	—	—

Total dividends and distributions to shareholders	(0.27)	(0.30)	(0.32)	(0.32)	(0.32)

Net asset value, end of year	$10.13	$10.26	$10.37	$10.66	$10.09

Total investment return(2)	1.39%	1.85%	0.38%	8.99%	3.52%

Ratio/Supplemental Data
Net assets, end of year (000’s omitted)	$33,224	$33,746	$33,995	$31,737	$17,464
Ratio of expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of expenses to average net assets without waivers and expense reimbursements(3)	1.41%	1.34%	1.41%	1.69%	2.49%
Ratio of net investment income to average net assets	2.36%	2.28%	2.50%	3.07%	3.18%
Portfolio turnover rate	112.74%	89.75%	132.74%	94.83%	50.01%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.
(3)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

16

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements

April 30, 2016

1. Organization and Significant Accounting Policies

Estabrook Investment Grade Fixed Income Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment operations on July 23, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares: Class A, Class C, Class I and Class R Shares. As of April 30, 2016, Class A, Class C and Class R Shares had not been issued.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m., Eastern time) on each day the NYSE is open. Securities held by the Fund are valued at their last sale price on the NYSE on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the last asked price and the last bid price prior to the market close. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the last asked price and the last bid price prior to market close. The value of such securities quoted on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system, but not listed on the National Market System, shall be valued at the mean between closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Fixed income and preferred securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Due to continued volatility in the current market, valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses).

17

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements (Continued)

April 30, 2016

If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 —	quoted prices in active markets for identical securities;

●	Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The fair value of the Fund’s bonds is generally based on quotes received from brokers of independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2016, in valuing the Fund’s investments carried at fair value:

			Level 2 Other	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	04/30/16	Price	Inputs	Inputs
Corporate Bonds and Notes	$25,666,542	$—	$25,666,542	$—
U.S. Treasury Obligations	7,027,133	—	7,027,133	—

Total Investments	$32,693,675	$—	$32,693,675	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

18

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements (Continued)

April 30, 2016

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2016, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Gains and losses on principal paydowns from mortgage backed securities are recorded as interest income on the Statement of Operations. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities, which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to such fund.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid monthly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Fund, after

19

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements (Continued)

April 30, 2016

deducting any available capital loss carryovers are declared and paid to its shareholders annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Estabrook Capital Management LLC (“Estabrook” or the “Adviser”) serves as the investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.65% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, any class-specific fees and expenses (such as Rule 12b-1 distribution fees, shareholder service fees, or transfer agency fees), “Acquired Fund” fees and expenses, interest, extraordinary items, and brokerage commissions, do not exceed 0.70% (on an annual basis) of the average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2016, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. At April 30, 2016, the amount of potential recovery by the Adviser was as follows:

April 30, 2017	Expiration April 30, 2018	April 30, 2019
$223,993	$217,797	$234,709

20

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements (Continued)

April 30, 2016

For the year ended April 30, 2016, the Adviser earned advisory fees of $215,089 and waived and reimbursed fees of $234,709.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average net assets and is subject to certain minimum monthly fees. For providing transfer agency services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter.

The Trustees of the Trust who are not officers or employees of an investment adviser, sub-adviser or other service provider to the Trust receive compensation in the form of an annual retainer and per meeting fees for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2016 was $4,102. Certain employees of BNY Mellon serve as Officers of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2016, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales

Investment Securities	$23,462,264	$25,048,907
U.S. Government Securities	12,939,166	11,501,697

21

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements (Continued)

April 30, 2016

4. Capital Share Transactions

For the years ended April 30, 2016 and April 30, 2015, transactions in capital shares (authorized shares unlimited) were as follows:

	For the		For the
	Year Ended		Year Ended
	April 30, 2016		April 30, 2015

	Shares	Amount	Shares	Amount
Class I Shares
Sales	10,520	$106,679	52,699	$545,731
Reinvestments	86,730	873,763	94,256	971,527
Redemption Fees*	—	—	—	1
Redemptions	(104,216)	(1,046,420)	(136,649)	(1,411,585)

Net increase	(6,966)	$(65,978)	10,306	$105,674

*	There is a 1.00% redemption fee that may be charged on shares redeemed which have been held for 90 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in-capital.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. For the year ended April 30, 2016, these adjustments were to increase undistributed net investment income and decrease accumulated net realized gain by $8,910. These permanent differences were primarily attributable to sales of preferred securities.

For the year ended April 30, 2016, the tax character of distributions paid by the Fund was $777,570 of ordinary income dividends and $103,595 of long-term capital gains dividends. For the year ended

22

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements (Continued)

April 30, 2016

April 30, 2015, the tax character of distributions paid by the Fund was $828,122 of ordinary income dividends and $152,221 of long-term capital gains dividends. Distributions from net investment income and short-term capital gains were treated as ordinary income for federal income tax purposes.

As of April 30, 2016, components of distributable earnings on a tax basis were as follows:

				Other
Capital Loss	Undistributed	Undistributed	Unrealized	Temporary
Carryforward	Ordinary Income	Long-Term Gain	Depreciation	Differences
$ —	$2,883	$82,999	$(221,431)	$3,119

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2016, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$32,915,106

Gross unrealized appreciation	$446,957
Gross unrealized depreciation	(668,388)

Net unrealized depreciation	$(221,431)

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2016, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2016. For the year ended April 30, 2016 the Fund had no capital loss deferrals.

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2016 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2016 the Fund did not have any capital loss carryforwards.

6. Debt Investment Risk

Debt investments are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates. There is a risk that an issuer of a Fund’s debt investments may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Securities such as high-yield/high-risk bonds, e.g., bonds with low credit ratings by Moody’s

23

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements (Concluded)

April 30, 2016

(Ba or lower) or Standard & Poor’s (BB and lower) or if unrated are of comparable quality as determined by the manager, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Debt investments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

24

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

Estabrook Investment Grade Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Estabrook Investment Grade Fixed Income Fund (the “Fund”) at April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 28, 2016

25

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2016, the Fund paid $777,570 of ordinary income dividends and $103,595 of long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 94.94%.

A total of 9.10% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2016. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2017.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

26

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 447-7443 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 447-7443.

28

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request by calling (888) 447-7443.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	33	Optimum Fund Trust (registered investment company) (6 portfolios).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	33	None.

29

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2016.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	33	None.

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	33	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).

30

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE[1]

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	33	None.

1Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

31

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
DAVID C. LEBISKY Date of Birth: 5/72	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2015.

Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

32

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Investment Adviser

Estabrook Capital Management LLC

900 Third Avenue, 10th Floor

New York, NY 10022

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

ESTABROOK INVESTMENT

GRADE FIXED INCOME

FUND

of

FundVantage Trust

Class I

ANNUAL REPORT

April 30, 2016

This report is submitted for the general information of the shareholders of the Estabrook Investment Grade Fixed Income Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Estabrook Investment Grade Fixed Income Fund.

EST-0416

INSIGHT INVESTMENT GRADE BOND FUND

(formerly, the Cutwater Investment Grade Bond Fund)

of

FundVantage Trust

Institutional Class

ANNUAL REPORT

April 30, 2016

This report is submitted for the general information of the shareholders of the Insight Investment Grade Bond Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Insight Investment Grade Bond Fund.

INSIGHT INVESTMENT GRADE BOND FUND

Investment Adviser’s Annual Report

April 30, 2016

(Unaudited)

Dear Shareholder,

Performance

The Insight Investment Grade Bond Fund (“Fund”) generated a gross return of 2.79% for the twelve months ended April 30, 2016. These exceeded the returns for the Barclays US Aggregate Index (the “benchmark”) that had a return of 2.70%. Beyond the one year period, the 3-year, 5-year, and inception-to-date returns also exceed the benchmark. On a net basis, the Fund had a return of 1.92% in the twelve months ending April 30, 2016. The balanced allocation in the portfolio between rate-sensitive securities on the one hand and spread assets on the other, proved to be an appropriate allocation for the volatility experienced in the markets over the twelve month period.

Returns (%)
					Annualized
April 30, 2016	1 mo	3 mo	YTD	12 mo	3 yr	5 yr	ITD
IGBF - Gross	1.32	3.30	4.06	2.79	3.24	5.03	4.94
IGBF - Net	1.25	3.09	3.77	1.92	2.37	4.15	4.06
Barclays Agg*	0.38	2.02	3.43	2.70	2.29	3.60	3.58

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 678-6242.

Source: Insight. * Barclays US Aggregate Bond® index. Returns for periods greater than one year are per annum (pa). Past performance is not a guide to future returns. Gross performance is in US dollar terms. Results do not reflect the deduction of investment advisory fees. Client’s returns will be reduced by the investment advisory fees and other expenses.

Market Review

We have long held a view that the US economy is capable of moderate, yet self-sustaining growth of around 2%, even in the face of numerous global headwinds. Our belief that the US economy can withstand international headwinds has been underpinned by the fact 68% of the economy is consumption, and consumers are doing relatively well. Home prices are rising approximately 6% while stocks are at high absolute levels, leaving consumer balance sheets at healthy levels, which is supportive of this view. The labor market continues to firm and should translate to moderate wage growth acceleration. With an improved balance sheet and improving personal income, consumer spending should continue to drive growth as evidenced by strong auto sales that represent the second largest household purchase. While consumption is strong, we do expect business investment to remain cautious as capacity utilization, particularly in the commodity-centric sectors, remains low. Multinational corporations that are relying on exports also face challenges due to the relatively strong US dollar and slowing global growth, which will continue to remain a drag. Headwinds related to fiscal austerity have abated as state and local spending has benefitted from a recovery in the real estate market. Federal spending, thanks to the 2015 budget deal, should rise moderately this year. As such, we expect government growth of about 2% this year.

While we are constructive on the domestic economy, there are headwinds. Most notably, uncertainty around growth rates in China, uncertainty around direction of oil and metals prices, and uncertainty around global monetary policy. With $3.2 trillion in reserves, China does still have significant ability to support growth and promote stability. As for commodity prices, they remain a cause of concern as risk sentiment continues to be correlated to the price of commodities, but many commodities have stabilized, raising the prospect that the worst may be behind us. On the monetary policy front, the US Federal Reserve (Fed) continues to be skeptical about inflation and has expressed concern about financial markets. We expect the Fed to remain dovish, perhaps hiking no more than two times in 2016 while allowing wage growth to drift higher. The rest of the world continues to ease with the European Central Bank and Bank of Japan setting negative rates, a policy stance that provokes enthusiastic debate among market participants.

More recently, during the first quarter of 2016, the market was “violently unchanged”. The significant sell-off in risk markets in the first two months of the year was countered by aggressive central bank policy actions, commodity price stabilization and reassuring economic

1

INSIGHT INVESTMENT GRADE BOND FUND

Investment Adviser’s Annual Report (Continued)

April 30, 2016

(Unaudited)

data. The S&P 500 Index, a good barometer of risk appetite, ended the quarter generating a positive total return of 1.34% after being down 10.27% as of the February 11th lows. The same is true for the US high yield market which ended the quarter strongly, with the Barclays US High Yield Index producing a 3.35% return for the quarter after being down 5.16%, also as of February 11th. The Barclays US Investment Grade Corporate Bond Index also produced strong returns of 3.97% for the quarter which translated into 16bp of excess return vs. US Treasuries which were up from -364bp of excess returns as of February 11, 2016.

Important disclosures

Past performance is not a guide to future performance. The value of investments and any income from them will fluctuate and is not guaranteed (this may partly be due to exchange rate changes) and investors may not get back the amount invested. Transactions in foreign securities may be executed and settled in local markets. Performance comparisons will be affected by changes in interest rates. Investment returns fluctuate due to changes in market conditions. Investment involves risk, including the possible loss of principal. No assurance can be given that the performance objectives of a given strategy will be achieved. The information contained herein is for your reference only and is being provided in response to your specific request and has been obtained from sources believed to be reliable; however, no representation is made regarding its accuracy or completeness. This document must not be used for the purpose of an offer or solicitation in any jurisdiction or in any circumstances in which such offer or solicitation is unlawful or otherwise not permitted. This document should not be duplicated, amended or forwarded to a third party without consent from Insight. This is a marketing document intended for professional clients only and should not be made available to or relied upon by retail clients.

Investment advisory services in North America are provided through four different investment advisers registered with the Securities and Exchange Commission (SEC) using the brand Insight Investment: Cutwater Asset Management Corp. (CAMC), Cutwater Investor Services Corp. (CISC), Pareto New York LLC (PNY) and Pareto Investment Management Limited (PIML). The North American investment advisers are associated with other global investment managers that also (individually and collectively) use the corporate brand Insight Investment and may be referred to as “Insight” or “Insight Investment”.

The investment adviser providing these advisory services is Cutwater Investor Services Corp. (CISC), an investment adviser registered with the SEC, under the Investment Advisers Act of 1940, as amended, and is also registered with the Commodity Futures Trading Commission (CFTC) as a Commodity Trading Advisor and Commodity Pool Adviser. Registration with either the SEC or the CFTC does not imply a certain level of skill or training. You may request, without charge, additional information about Insight. Moreover, specific information relating to Insight’s strategies, including investment advisory fees, may be obtained from CISC’s Form ADV Part 2A, which is available without charge upon request.

Unless otherwise stated, the source of information is Insight. Any forecasts or opinions are Insight’s own at the date of this document (or as otherwise specified) and may change. Material in this publication is for general information only and is not advice, investment advice, or the recommendation of any purchase or sale of any security. Insight makes no implied or expressed recommendations concerning the manner in which an account should or would be handled, as appropriate investment strategies depend upon specific investment guidelines and objectives and should not be construed to be an assurance that any particular security in a strategy will remain in any fund, account, or strategy, or that a previously held security will not be repurchased. It should not be assumed that any of the security transactions or holdings referenced herein have been or will prove to be profitable or that future investment decisions will be profitable or will equal or exceed the past investment performance of the securities listed.

Insight does not provide tax or legal advice to its clients and all investors are strongly urged to consult their tax and legal advisors regarding any potential strategy or investment.

Information about the indices shown here is provided to allow for comparison of the performance of the strategy to that of certain well-known and widely recognized indices. There is no representation that such index is an appropriate benchmark for such comparison. You cannot invest directly in an index and the indices represented do not take into account trading commissions and/or other brokerage or custodial costs. The volatility of the indices may be materially different from that of the strategy. In addition, the strategy’s holdings may differ substantially from the securities that comprise the indices shown.

The Barclays US Aggregate Bond index is composed of all fixed-rate, publicly placed, dollar-denominated, nonconvertible Investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

Insight and MBSC Securities Corporation are subsidiaries of BNY Mellon. MBSC is a registered broker and FINRA member. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation and may also be used as a generic term to reference the Corporation as a whole or its various subsidiaries generally. Products and services may be provided under various brand names and in various countries by subsidiaries, affiliates and joint ventures of The Bank of New York Mellon Corporation where authorized and

2

INSIGHT INVESTMENT GRADE BOND FUND

Investment Adviser’s Annual Report (Concluded)

April 30, 2016

(Unaudited)

regulated as required within each jurisdiction. Unless you are notified to the contrary, the products and services mentioned are not insured by the FDIC (or by any governmental entity) and are not guaranteed by or obligations of The Bank of New York Mellon Corporation or any of its affiliates. The Bank of New York Mellon Corporation assumes no responsibility for the accuracy or completeness of the above data and disclaims all expressed or implied warranties in connection therewith.

Insight Investment

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2016 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risks.

3

INSIGHT INVESTMENT GRADE BOND FUND

Annual Report

Performance Data

April 30, 2016

(Unaudited)

Comparison of Change in Value of $100,000 (investment minimum) in Insight Investment Grade Bond Fund’s Institutional Class vs. Barclays U.S. Aggregate Bond Index

Average Annual Total Returns for the Periods Ended April 30, 2016
	1 Year	3 Year	5 Year	Since Inception*
Institutional Class	1.92%	2.37%	4.15%	4.06%
Barclays U.S. Aggregate Bond Index	2.70%	2.29%	3.60%	3.58%**

*	The Insight Investment Grade Bond Fund (the “Fund”) commenced operations on December 2, 2010.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 678-6242.

As stated in the current prospectus dated September 1, 2015, the Fund’s “Total Annual Fund Operating Expenses” for Institutional Class shares of the Fund, are 1.27% of the Fund’s average daily net assets, These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Cutwater Investor Services Corp. (d/b/a Insight Investment and referred to herein as the “Adviser”) has voluntarily agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items and brokerage commissions) do not exceed 0.85% (on an annual basis) of the Fund’s average daily net assets (the “Voluntary Waiver”). This is not reflected in the table above. Such Voluntary Waiver will continue until the Adviser notifies the Fund of a change in the amount of its Voluntary Waiver or its discontinuation. This Voluntary Waiver may be discontinued at any time at the discretion of the Adviser. Total returns would be lower had such fees and/or expenses not been waived and/or reimbursed.

A 1.00% redemption fee applies to shares redeemed within 60 days of purchase. The redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the Barclays U.S. Aggregate Bond Index. The Barclays U.S. Aggregate Bond Index is an unmanaged index which represents the U.S. investment grade bond market. References to an index over a specific period are provided for your information only and should not be considered indicative of an investment in the Insight Investment Grade Bond Fund. Note that an index is unmanaged and the information contained herein does not reflect any investment management fees or transaction costs. It is impossible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund is subject to the risks of the fixed-income securities in its portfolio such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money.

4

INSIGHT INVESTMENT GRADE BOND FUND

Fund Expense Disclosure

April 30, 2016

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six month period from November 1, 2015 through April 30, 2016 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Insight Investment Grade Bond Fund

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period*
Institutional Class
Actual	$1,000.00	$1,027.20	$4.28
Hypothetical (5% return before expenses)	1,000.00	1,020.64	4.27

*

Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2016 of 0.85% for the Institutional Class of the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (182), then divided by 366 to reflect the period. The Fund’s ending account value on the first line in the table is based on the actual six-month total returns for the Fund of 2.72%.

5

INSIGHT INVESTMENT GRADE BOND FUND

Portfolio Holdings Summary Table

April 30, 2016

(Unaudited)

The following table presents a summary by security type of the portfolio holdings of the Fund:

	% of Net Assets	Value

Corporate Bonds and Notes	49.4%	$19,532,543
Residential Mortgage-Backed Securities	13.4	5,281,441
U.S. Treasury Obligations	11.4	4,506,864
Asset Backed Securities	10.1	3,999,881
Commercial Mortgage-Backed Securities	7.9	3,139,025
Registered Investment Company	3.5	1,373,282
Municipal Bonds	1.8	695,838
Preferred Stock	1.4	532,675
Other Assets in Excess of Liabilities	1.1	450,270

NET ASSETS	100.0%	$39,511,819

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

6

INSIGHT INVESTMENT GRADE BOND FUND

Portfolio of Investments

April 30, 2016

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value
CORPORATE BONDS AND NOTES — 49.4%
Agriculture — 0.5%
Reynolds American, Inc., Co. Gty., 4.45%, 06/12/25 (b)	Baa3/BBB	$180	$199,344

Airlines — 1.4%
American Airlines 2013-2 Class B Pass Through Trust, 5.60%, 01/15/22 144A(c)	NR/BBB-	355	362,402
British Airways 2013-1 Class B Pass Through Trust, 5.625%, 12/20/21 144A(c)	A3/BBB	179	182,295

			544,697

Beverages — 1.1%
Anheuser-Busch InBev Finance, Inc., Co. Gty., 3.65%, 02/01/26 (b)	(P)A/A-	145	152,844
Anheuser-Busch InBev Finance, Inc., Co. Gty., 4.70%, 02/01/36 (b)	(P)A/A-	115	125,768
Anheuser-Busch InBev Finance, Inc., Co. Gty., 4.90%, 02/01/46 (b)	(P)A/A-	138	156,500

			435,112

Chemicals — 0.5%
Solvay Finance America, LLC, Co. Gty., 3.40%, 12/03/20 144A(b)	Baa2/BBB-	200	207,037

Diversified Financial Services — 15.0%
Bank of America Corp., Sr. Unsec. Notes, 5.75%, 12/01/17	Baa1/BBB+	210	223,043
Bank of America Corp., Sr. Unsec. Notes, 5.875%, 01/05/21	Baa1/BBB+	320	366,438
Bank Of America Corp., Sub. Notes, 4.45%, 03/03/26	Baa3/BBB	118	122,101
Bear Stearns Cos., LLC (The), Sr. Unsec. Notes, 6.40%, 10/02/17	A3/A-	267	285,243
Citigroup, Inc., Sub. Notes, 4.60%, 03/09/26	Baa3/BBB	365	379,281
Citigroup, Inc., Sub. Notes, 5.30%, 05/06/44	Baa3/BBB	225	240,658
Credit Agricole SA., Sub. Notes, 4.375%, 03/17/25 144A	Baa3/BBB	310	308,996
GE Capital International Funding Co., Co. Gty., 2.342%, 11/15/20 144A	A1/AA+	215	219,970
General Electric Capital Corp., Sub. Notes, 5.30%, 02/11/21	A2/AA	75	86,569
General Electric Co., Jr. Sub. Notes, 5.00%, 12/29/49 (b)(d)(e)	A3/AA-	437	453,934
Geo Group, Inc. (The), Co. Gty., REIT, 6.00%, 04/15/26 (b)	Ba3/B+	39	39,956
Goldman Sachs Group, Inc. (The), Sr. Unsec. Notes, 2.375%, 01/22/18	A3/BBB+	91	92,151
HSBC Capital Funding LP/Jersey Channel Islands, Ltd., Co. Gty., 10.176%, 12/29/49 144A(b)(d)(e)	Baa1/BBB-	325	477,344
ING Bank NV, Sub. Notes, 4.125%, 11/21/23 (b)(d)	Baa2/BBB+	350	355,524
JPMorgan Chase & Co., Jr. Sub. Notes, 7.90%, 04/29/49 (b)(d)(e)	Baa3/BBB-	387	389,177
Morgan Stanley, Jr. Sub. Notes, 5.45%, 07/29/49 (b)(d)(e)	Ba1/BB	365	347,662
Morgan Stanley, Sr. Unsec. Notes, 5.50%, 07/24/20	A3/BBB+	425	475,518
Morgan Stanley, Sr. Unsec. Notes, 4.30%, 01/27/45	A3/BBB+	40	40,622
Santander UK Group Holdings PLC, Sr. Unsec. Notes, 2.875%, 10/16/20	Baa1/BBB	130	129,381
Synchrony Financial, Sr. Unsec. Notes, 2.60%, 01/15/19 (b)	NR/BBB-	164	165,188
Toronto-Dominion Bank (The), Sr. Unsec. Notes, 2.125%, 04/07/21	Aa1/AA-	400	401,160
Trinity Acquisition PLC, Co. Gty., 4.40%, 03/15/26 (b)	Baa3/BBB	43	43,862
Welltower, Inc., Sr. Unsec. Notes, REIT, 4.25%, 04/01/26 (b)	Baa2/BBB	290	301,582

			5,945,360

Energy — 3.8%
BG Energy Capital PLC, Co. Gty., 6.50%, 11/30/72 (b)(d)	WR/A-	300	315,048
CITGO Petroleum Corp., Sr. Sec. Notes, 6.25%, 08/15/22 144A(b)	B3/B+	350	341,250
Conocophillips Co., Co. Gty., 4.95%, 03/15/26 (b)	Baa2/A-	100	110,538

The accompanying notes are an integral part of the financial statements.

7

INSIGHT INVESTMENT GRADE BOND FUND

Portfolio of Investments (Continued)

April 30, 2016

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value
CORPORATE BONDS AND NOTES — (Continued)
Energy — (Continued)
Devon Energy Corp., Sr. Unsec. Notes, 5.85%, 12/15/25 (b)	Ba2/BBB	$275	$288,795
Devon Energy Corp., Sr. Unsec. Notes, 5.00%, 06/15/45 (b)	Ba2/BBB	155	133,379
Noble Energy, Inc., Sr. Unsec. Notes, 8.25%, 03/01/19	Baa3/BBB	146	163,352
Sunoco LP/Sunoco Finance Corp., Co. Gty., 6.25%, 04/15/21 144A(b)	Ba3/BB-	154	155,925

			1,508,287

Food — 1.1%
JBS USA LLC/JBS USA Finance, Inc., Sr. Unsec. Notes, 5.75%, 06/15/25 144A(b)	Ba2/BB+	200	184,000
Kraft Heinz Foods Co., Co. Gty., 5.20%, 07/15/45 144A(b)	Baa3/BBB-	45	51,809
McDonald’s Corp., Sr. Unsec. Notes, 3.70%, 01/30/26 (b)	Baa1/BBB+	26	27,840
Sysco Corp., Co. Gty., 2.60%, 10/01/20 (b)	A3/BBB+	175	178,943

			442,592

Healthcare — 1.5%
Actavis Funding SCS, Co. Gty., 4.75%, 03/15/45 (b)	Baa3/BBB-	30	30,346
Fresenius Medical Care US Finance, Inc., Co. Gty., 5.75%, 02/15/21 144A	Ba2/BB+	325	355,875
MEDNAX, Inc., Co. Gty., 5.25%, 12/01/23 144A(b)	Ba2/BBB-	42	43,470
Medtronic, Inc., Co. Gty., 4.625%, 03/15/45	A3/A	140	159,709

			589,400

Household & Personal Products — 0.6%
Newell Brands, Inc., Sr. Unsec. Notes, 4.20%, 04/01/26 (b)	Baa3/BBB-	107	113,044
Newell Brands, Inc., Sr. Unsec. Notes, 5.50%, 04/01/46 (b)	Baa3/BBB-	113	125,718

			238,762

Industrial — 3.7%
ADT Corp. (The), Sr. Unsec. Notes, 6.25%, 10/15/21	Ba2/BB-	175	181,041
Case New Holland Industrial, Inc., Co. Gty., 7.875%, 12/01/17	Ba1/BB+	170	181,050
CNH Industrial Capital, LLC, Co. Gty., 3.875%, 07/16/18	Ba1/BB	90	90,225
ERAC USA Finance LLC, Co. Gty., 4.50%, 02/15/45 144A(b)	Baa1/BBB+	215	217,106
ERAC USA Finance, LLC, Co. Gty., 3.80%, 11/01/25 144A(b)	Baa1/BBB+	200	208,740
Heathrow Funding Ltd., Sr. Sec. Notes, 4.875%, 07/15/23 144A	NR/A-	100	107,824
Norfolk Southern Corp., Sr. Unsec. Notes, 4.65%, 01/15/46 (b)	Baa1/BBB+	200	219,205
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec. Notes, 3.375%, 02/01/22 144A(b)	Baa3/BBB-	201	202,173
Sydney Airport Finance Co. Pty Ltd., Sr. Sec. Notes, 3.375%, 04/30/25 144A(b)	Baa2/BBB	70	69,806

			1,477,170

Insurance — 4.8%
Allstate Corp. (The), Jr. Sub. Notes, 6.50%, 05/15/67 (b)(d)	Baa1/BBB	325	351,000
American Financial Group, Inc., Sr. Unsec. Notes, 9.875%, 06/15/19	Baa1/BBB+	130	158,228
American International Group, Inc., Jr. Sub. Notes, 8.175%, 05/15/68 (b)(d)	Baa2/BBB	325	408,688
Liberty Mutual Group, Inc., Co. Gty., 7.00%, 03/07/67 144A(b)(d)	Baa3/BB+	208	183,040
Prudential Financial, Inc., Jr. Sub. Notes, 5.20%, 03/15/44 (b)(d)	Baa2/BBB+	400	396,460
SAFG Retirement Services, Inc., Sr. Unsec. Notes, 8.125%, 04/28/23	Baa1/A-	145	175,491

The accompanying notes are an integral part of the financial statements.

8

INSIGHT INVESTMENT GRADE BOND FUND

Portfolio of Investments (Continued)

April 30, 2016

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value
CORPORATE BONDS AND NOTES — (Continued)
Insurance — (Continued)
Travelers Cos., Inc. (The), Jr. Sub. Notes, 6.25%, 03/15/67 (b)(d)	A3/NR	$244	$237,900

			1,910,807

Media — 2.8%
CCO Safari II LLC, Sr. Sec. Notes, 4.464%, 07/23/22 144A(b)	Ba1/BBB-	220	233,913
CCOH Safari, LLC, Sr. Unsec. Notes, 5.75%, 02/15/26 144A(b)	B1/BB	94	97,055
Discovery Communications, LLC, Co. Gty., 4.90%, 03/11/26 (b)	Baa3/BBB-	120	126,164
Numericable-SFR SAS, Sr. Sec. Notes, 6.25%, 05/15/24 144A(b)	B1/B+	250	241,875
VTR Finance BV, Sr. Sec. Notes, 6.875%, 01/15/24 144A(b)	B1/B+	425	424,469

			1,123,476

Mining — 1.1%
BHP Billiton Finance USA Ltd., Co. Gty., 6.75%, 10/19/75 144A(b)(d)	Baa2/BBB+	200	207,450
Teck Resources Ltd., Co. Gty., 5.20%, 03/01/42 (b)	B3/B+	296	212,288

			419,738

Pipe Lines Ex Natural Gas — 4.1%
Columbia Pipeline Group, Inc., Co. Gty., 4.50%, 06/01/25 144A(b)	Baa2/BBB-	70	72,184
Energy Transfer Partners LP, Sr. Unsec. Notes, 5.15%, 03/15/45 (b)	Baa3/BBB-	160	136,110
Enterprise Products Operating LLC, Co. Gty., 7.034%, 01/15/68 (b)(d)	Baa2/BBB-	211	216,275
IFM US Colonial Pipeline 2 LLC, Sr. Sec. Notes, 6.45%, 05/01/21 144A(b)	NR/BB	175	189,466
Kinder Morgan Energy Partners LP, Co. Gty., 9.00%, 02/01/19	Baa3/BBB-	130	147,780
Kinder Morgan, Inc., Co. Gty., 5.55%, 06/01/45 (b)	Baa3/BBB-	315	293,479
Regency Energy Partners LP/Regency Energy Finance Corp., Co. Gty., 6.50%, 07/15/21 (b)	Baa3/BBB-	370	377,855
Williams Partners LP/ACMP Finance Corp., Sr. Unsec. Notes, 4.875%, 05/15/23 (b)	Baa3/BBB-	190	174,382

			1,607,531

Telecommunications — 4.9%
AT&T, Inc., Sr. Unsec. Notes, 4.50%, 05/15/35 (b)	Baa1/BBB+	300	301,724
AT&T, Inc., Sr. Unsec. Notes, 4.75%, 05/15/46 (b)	Baa1/BBB+	70	70,533
Bharti Airtel International Netherlands BV, Co. Gty., 5.35%, 05/20/24 144A	Baa3/BBB-	360	390,073
Frontier Communications Corp., Sr. Unsec. Notes, 8.50%, 04/15/20	Ba3/BB-	325	343,688
Frontier Communications Corp., Sr. Unsec. Notes, 11.00%, 09/15/25 144A(b)	Ba3/BB-	22	22,220
QUALCOMM, Inc., Sr. Unsec. Notes, 3.45%, 05/20/25 (b)	A1/A+	420	435,890
T-Mobile USA, Inc., Co. Gty., 6.00%, 04/15/24 (b)	Ba3/BB	19	19,879
Verizon Communications, Inc., Sr. Unsec. Notes, 2.382%, 09/14/18 (d)	Baa1/BBB+	195	200,185
Verizon Communications, Inc., Sr. Unsec. Notes, 5.012%, 08/21/54	Baa1/BBB+	60	61,622
Verizon Communications, Inc., Sr. Unsec. Notes, 4.672%, 03/15/55	Baa1/BBB+	72	69,630

			1,915,444

Utilities — 2.5%
Black Hills Corp., Sr. Unsec. Notes, 4.25%, 11/30/23 (b)	Baa1/BBB	100	106,813
Black Hills Corp., Sr. Unsec. Notes, 3.95%, 01/15/26 (b)	Baa1/BBB	193	202,487
Duquesne Light Holdings, Inc., Sr. Unsec. Notes, 6.40%, 09/15/20 144A	Baa3/BBB-	163	185,912
Electricite de France SA, Jr. Sub. Notes, 5.25%, 01/29/49 144A(b)(d)(e)	Baa2/BB+	208	200,491

The accompanying notes are an integral part of the financial statements.

9

INSIGHT INVESTMENT GRADE BOND FUND

Portfolio of Investments (Continued)

April 30, 2016

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value
CORPORATE BONDS AND NOTES — (Continued)
Utilities — (Continued)
Exelon Corp., Sr. Unsec. Notes, 3.40%, 04/15/26 (b)	Baa2/BBB-	$91	$93,368
Southern Power Co., Sr. Unsec. Notes, 5.25%, 07/15/43	Baa1/BBB+	170	178,715

			967,786

TOTAL CORPORATE BONDS AND NOTES (Cost $19,182,991)			19,532,543

ASSET BACKED SECURITIES — 10.1%
AmeriCredit Automobile Receivables Trust, Series 2012-3, Class C, 2.42%, 05/08/18 (b)	Aaa/AAA	81	81,395
Americredit Automobile Receivables Trust, Series 2015-4, Class A3, 1.70%, 07/08/20 (b)	NR/AAA	175	175,296
Carlyle Global Market Strategies CLO Ltd., Series 2014-3A, Class B, 3.784%, 07/27/26 144A(b)(c)(d)	A2/NR	500	482,980
CPS Auto Receivables Trust, Series 2015-B, Class A, 1.65%, 11/15/19 144A(b)	NR/AA-	122	121,413
Drive Auto Receivables Trust, Series 2016-AA, Class B, 3.17%, 05/15/20 144A(b)	Aa1/AA	170	172,010
DT Auto Owner Trust, Series 2016-1A, Class B, 2.79%, 05/15/20 144A(b)	NR/AA	250	249,855
Flagship Credit Auto Trust, Series 2016-1, Class A, 2.77%, 12/15/20 144A(b)	NR/AA	239	240,004
Goldentree Loan Opportunities V, Ltd., Series 2007-5A, Class B, CLO, 1.733%, 10/18/21 144A(b)(c)(d)	Aaa/AAA	500	493,800
Jefferson Mill CLO Ltd., Series 2015-1A, Class X, 1.634%, 07/20/27 144A(b)(c)(d)	Aaa/NR	144	143,718
North End CLO, Ltd., Series 2013-1A, Class B, 2.283%, 07/17/25 144A(b)(c)(d)	NR/AA	1,000	951,770
Santander Drive Auto Receivables Trust, Series 2015-4, Class A2A, 1.20%, 12/17/18 (b)	Aaa/NR	147	147,163
Sonic Capital LLC, Series 2011-1A, Class A2, 5.438%, 05/20/41 144A(b)	Baa2/BBB	104	105,951
Spirit Master Funding LLC, Series 2014-2A, Class A, 5.76%, 03/20/42 144A(b)(c)	NR/A+	299	311,910
TAL Advantage V LLC, Series 2013-1A, Class A, 2.83%, 02/22/38 144A(b)	NR/A	288	272,173
TAL Advantage V LLC, Series 2014-2A, Class A1, 1.70%, 05/20/39 144A(b)	NR/A	51	50,443

TOTAL ASSET BACKED SECURITIES (Cost $4,053,836)			3,999,881

COMMERCIAL MORTGAGE-BACKED SECURITIES — 7.9%
BLCP Hotel Trust, Series 2014-CLRN, Class B, 1.783%, 08/15/29 144A(b)(d)	NR/AA-	305	296,711
Citigroup Commercial Mortgage Trust, Series 2013-375P, Class D, 3.635%, 05/10/35 144A(d)	Baa1/NR	350	342,323
FREMF Mortgage Trust, Series 2015-K44, Class B, 3.811%, 01/25/48 144A(b)(d)	NR/NR	90	83,800
Hilton USA Trust, Series 2013-HLT, Class CFX, 3.714%, 11/05/30 144A	Aa3/A-	227	227,859
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-JP1, Class C, 4.901%, 01/15/49(b)(d)	NR/NR	215	215,058
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-3, Class AJ, 5.485%, 07/12/46(b)(d)	Ba1/NR	423	412,031
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-CKSV, Class C, 4.433%, 10/15/30 144A(d)	NR/A	540	541,758
ORES LLC, Series 2014-LV3, Class A, 3.00%, 03/27/24 144A(c)	NR/NR	36	36,196
Resource Capital Corp. Ltd., Series 2014-CRE2, Class A, 1.483%, 04/15/32 144A(b)(c)(d)	Aaa/NR	216	211,748
Wells Fargo Commercial Mortgage Trust, Series 2014-TISH, Class SCH2, 3.933%, 01/15/27 144A(c)(d)	NR/BB	450	433,535
Wells Fargo Commercial Mortgage Trust, Series 2014-TISH, Class WTS2, 3.683%, 02/15/27 144A(c)(d)	NR/BB	225	219,887

The accompanying notes are an integral part of the financial statements.

10

INSIGHT INVESTMENT GRADE BOND FUND

Portfolio of Investments (Continued)

April 30, 2016

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (Continued)
Wells Fargo Commercial Mortgage Trust, Series 2015-C31, Class C, 4.766%, 11/15/48(b)(d)	NR/NR	$119	$118,119

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $3,135,966)			3,139,025

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 13.4%
FHLMC Gold Pool # G03508, 6.00%, 07/01/37	Aaa/AA+	53	60,682
FHLMC Gold Pool # G08595, 4.00%, 07/01/44	Aaa/AA+	285	304,275
FHLMC Gold Pool # G18581, 2.50%, 01/01/31	Aaa/AA+	181	186,532
FHLMC Gold Pool # G60038, 3.50%, 01/01/44	Aaa/AA+	933	979,227
FNMA Pool #AB3737, 3.50%, 10/01/41	Aaa/AA+	792	831,696
FNMA Pool #AD7136, 5.00%, 07/01/40	Aaa/AA+	192	212,828
FNMA Pool #AL0515, 6.00%, 07/01/40	Aaa/AA+	110	128,415
FNMA Pool #AS5385, 4.00%, 07/01/45	Aaa/AA+	637	680,750
FNMA Pool #AU1264, 3.00%, 07/01/43	Aaa/AA+	548	563,273
FNMA Pool #AV5063, 3.00%, 02/01/29	Aaa/AA+	276	289,050
GNMA Pool #694462, 6.00%, 10/15/38	Aaa/AA+	53	61,223
GNMA Pool #729349, 4.00%, 07/15/41	Aaa/AA+	115	123,497
GNMA Pool #AD6019, 3.50%, 04/20/43	Aaa/AA+	23	24,107
GNMA Pool #MA0391, 3.00%, 09/20/42	Aaa/AA+	70	72,490
GNMA Pool #MA0534, 3.50%, 11/20/42	Aaa/AA+	208	220,166
GNMA Pool #MA2226, 5.00%, 09/20/44	Aaa/AA+	154	167,773
GNMA Pool #MA3597, 3.50%, 04/20/46	Aaa/AA+	355	375,457

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $5,232,796)			5,281,441

MUNICIPAL BONDS — 1.8%
American Municipal Power-Ohio, Inc., Build America Bonds, RB, 6.053%, 02/15/43	A1/A	225	277,130
State of California, Build America Bonds, GO, 7.55%, 04/01/39	Aa3/AA-	270	418,708

TOTAL MUNICIPAL BONDS (Cost $588,448)			695,838

U.S. TREASURY OBLIGATIONS — 11.4%
United States Treasury Inflation Indexed Bond, 0.75%, 02/15/45	Aaa/AA+	206	200,645
United States Treasury Note, 0.875%, 07/31/19	Aaa/AA+	300	299,004
United States Treasury Note, 1.375%, 01/31/21	Aaa/AA+	638	641,066
United States Treasury Note, 1.50%, 03/31/23	Aaa/AA+	99	98,362
United States Treasury Note, 1.625%, 08/15/22	Aaa/AA+	370	372,630
United States Treasury Note, 2.00%, 02/15/25	Aaa/AA+	200	203,742
United States Treasury Note, 2.125%, 08/15/21	Aaa/AA+	215	223,440
United States Treasury Note, 2.125%, 05/15/25	Aaa/AA+	472	485,330
United States Treasury Note, 2.25%, 11/15/24	Aaa/AA+	335	348,361
United States Treasury Note, 2.50%, 08/15/23	Aaa/AA+	350	371,506
United States Treasury Bond, 2.75%, 11/15/42	Aaa/AA+	445	455,204
United States Treasury Bond, 2.875%, 08/15/45	Aaa/AA+	182	190,316
United States Treasury Bond, 3.00%, 05/15/45	Aaa/AA+	291	311,336
United States Treasury Bond, 5.375%, 02/15/31	Aaa/AA+	215	305,922

TOTAL U.S. TREASURY OBLIGATIONS (Cost $4,272,725)			4,506,864

The accompanying notes are an integral part of the financial statements.

11

INSIGHT INVESTMENT GRADE BOND FUND

Portfolio of Investments (Concluded)

April 30, 2016

	Moody’s/ Standard & Poor’s Rating(a)	Number of Shares	Value
PREFERRED STOCK — 1.4%
Diversified Financial Services — 1.4%
CoBank ACB*	NR/BBB+	5,200	$532,675

TOTAL PREFERRED STOCK (Cost $542,100)			532,675

REGISTERED INVESTMENT COMPANY — 3.5%
BlackRock Liquidity Funds TempCash Portfolio, Institutional Shares, 0.35%(f)	NR/NR	1,373,282	1,373,282

TOTAL REGISTERED INVESTMENT COMPANY (Cost $1,373,282)			1,373,282

TOTAL INVESTMENTS - 98.9%
(Cost $38,382,144)			39,061,549
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.1%			450,270

NET ASSETS - 100.0%			$39,511,819

*	Non-income producing.
(a)	Ratings for debt securities are unaudited. All ratings are as of April 30, 2016 and may have changed subsequently.
(b)	This security is callable.
(c)	Security is deemed illiquid at April 30, 2016.
(d)	Floating or variable rate security. Rate disclosed is as of April 30, 2016.
(e)	Security is perpetual. Date shown is next call date.
(f)	Rate periodically changes. Rate disclosed is the daily yield on April 30, 2016.

144A Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At April 30, 2016, these securities amounted to $12,134,014 or 30.7% of net assets. These securities have been determined by the Adviser to be liquid securities, unless otherwise noted. (See Note 4 in Notes to Financial Statements).

Legend
CLO	Collateralized Loan Obligation
Co. Gty.	Company Guaranty
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FREMF	Federal Home Loan Mortgage Corp. (Multi-Family)
GNMA	Government National Mortgage Association
GO	General Obligations
Jr.	Junior
LLC	Limited Liability Company
LP	Limited Partnership

Ltd.	Limited
NR	Not Rated
PLC	Public Limited Company
RB	Revenue Bond
REIT	Real Estate Investment Trust
Sec.	Secured
Sr.	Senior
Sub.	Subordinated
Unsec.	Unsecured

The accompanying notes are an integral part of the financial statements.

12

INSIGHT INVESTMENT GRADE BOND FUND

Statement of Assets and Liabilities

April 30, 2016

Assets
Investments, at value (Cost $38,382,144)	$39,061,549
Receivable for investments sold	573,117
Dividends and interest receivable	349,012
Prepaid expenses and other assets	6,867

Total assets	39,990,545

Liabilities
Payable for investments purchased	376,116
Payable for audit fees	29,209
Payable for administration and accounting fees	15,057
Payable to Investment Adviser	9,837
Payable for transfer agent fees	9,118
Payable for custodian fees	5,440
Accrued expenses	33,949

Total liabilities	478,726

Net Assets	$39,511,819

Net Assets Consisted of:
Capital stock, $0.01 par value	$39,178
Paid-in capital	38,873,719
Accumulated net investment income	28,472
Accumulated net realized loss from investments	(108,955)
Net unrealized appreciation on investments	679,405

Net Assets	$39,511,819

Institutional Class:

Net asset value, offering and redemption price per share ($39,511,819 / 3,917,771 shares)	$10.09

The accompanying notes are an integral part of the financial statements.

13

INSIGHT INVESTMENT GRADE BOND FUND

Statement of Operations

For the Year Ended April 30, 2016

Investment Income
Interest	$1,382,860
Dividends	32,478

Total investment income	1,415,338

Expenses
Advisory fees (Note 2)	191,823
Administration and accounting fees (Note 2)	89,119
Transfer agent fees (Note 2)	48,911
Audit fees	43,298
Legal fees	40,597
Trustees’ and officers’ fees (Note 2)	29,290
Printing and shareholder reporting fees	22,206
Custodian fees (Note 2)	18,094
Registration and filing fees	611
Other expenses	8,678

Total expenses before waivers and reimbursements	492,627

Less: waivers (Note 2)	(166,521)

Net expenses after waivers and reimbursements	326,106

Net investment income	1,089,232

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	72,969
Net change in unrealized appreciation/(depreciation) on investments	(425,684)

Net realized and unrealized loss on investments	(352,715)

Net increase in net assets resulting from operations	$736,517

The accompanying notes are an integral part of the financial statements.

14

INSIGHT INVESTMENT GRADE BOND FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015
Increase/(decrease) in net assets from operations:
Net investment income	$1,089,232	$1,116,728
Net realized gain from investments	72,969	476,468
Net change in unrealized appreciation/(depreciation) on investments	(425,684)	200,839

Net increase in net assets resulting from operations	736,517	1,794,035

Less Dividends and Distributions to Shareholders from:
Net investment income:
Institutional Class	(1,149,482)	(1,168,769)

Net decrease in net assets from dividends and distributions to shareholders	(1,149,482)	(1,168,769)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	1,149,482	1,168,769

Total increase in net assets	736,517	1,794,035

Net assets
Beginning of year	38,775,302	36,981,267

End of year	$39,511,819	$38,775,302

Accumulated net investment income, end of year	$28,472	$28,376

The accompanying notes are an integral part of the financial statements.

15

INSIGHT INVESTMENT GRADE BOND FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013		For the Year Ended April 30, 2012
Per Share Operating Performance
Net asset value, beginning of year	$10.20	$10.03	$10.47	$10.31		$10.01

Net investment income(1)	0.28	0.30	0.33	0.29		0.32
Net realized and unrealized gain/(loss) on investments	(0.09)	0.18	(0.30)	0.43		0.33

Net increase in net assets resulting from operations	0.19	0.48	0.03	0.72		0.65

Dividends and distributions to shareholders from:
Net investment income	(0.30)	(0.31)	(0.34)	(0.32)		(0.35)
Net realized gains	—	—	(0.13)	(0.24)		—

Total dividends and distributions to shareholders	(0.30)	(0.31)	(0.47)	(0.56)		(0.35)

Net asset value, end of year	$10.09	$10.20	$10.03	$10.47		$10.31

Total investment return(2)	1.92%	4.86%	0.37%	7.17%		6.59%

Ratio/Supplemental Data
Net assets, end of year (000’s omitted)	$39,512	$38,775	$36,981	$47,339		$72,511
Ratio of expenses to average net assets	0.85%	0.85%	0.85%	0.85%		0.85%
Ratio of expenses to average net assets without waivers and expense reimbursements(3)	1.28%	1.27%	1.24%	0.93%		1.05%
Ratio of net investment income to average net assets	2.84%	2.94%	3.26%	2.83%		3.19%
Portfolio turnover rate	46.46%	54.37%	76.18%	154.23	%(4)	95.43%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.
(3)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(4)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

The accompanying notes are an integral part of the financial statements.

16

INSIGHT INVESTMENT GRADE BOND FUND

Notes to Financial Statements

April 30, 2016

1. Organization and Significant Accounting Policies

The Insight Investment Grade Bond Fund (the “Fund”), (formerly the Cutwater Investment Grade Bond Fund), is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment operations on December 2, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A, Class C and Institutional Class. As of April 30, 2016, Class A and Class C shares had not been issued.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities held by the Fund are valued at their last sale price on the NYSE on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the last asked price and the last bid price prior to the market close. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the last asked price and the last bid price prior to market close. The value of such securities quoted on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) markets system, but not listed on the National Market System, shall be valued at the mean between closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and the asked prices for such security in the over-the-counter market. Fixed income securities are valued based on the market quotations, which are furnished by an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates market value. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 —	quoted prices in active markets for identical securities;

●	Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

17

INSIGHT INVESTMENT GRADE BOND FUND

Notes to Financial Statements (Continued)

April 30, 2016

The fair value of the Fund’s bonds are generally based on the quotes received from brokers or independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2016, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/16	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes	$19,532,543	$—	$19,532,543	$—
Asset Backed Securities	3,999,881	—	3,999,881	—
Commercial Mortgage-Backed Securities	3,139,025	—	3,139,025	—
Residential Mortgage-Backed Securities	5,281,441	—	5,281,441	—
Municipal Bonds	695,838	—	695,838	—
U.S. Treasury Obligations	4,506,864	—	4,506,864	—
Preferred Stock	532,675	532,675	—	—
Registered Investment Company	1,373,282	1,373,282	—	—

Total Investments	$39,061,549	$1,905,957	$37,155,592	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or are otherwise may be less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2016, there were no transfers between Levels 1, 2 and 3 for the Fund.

18

INSIGHT INVESTMENT GRADE BOND FUND

Notes to Financial Statements (Continued)

April 30, 2016

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Gains and losses on principal paydowns from mortgage backed securities are recorded as interest income on the Statement of Operations. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities, which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of costs of the related investments. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Securities Traded on a To-Be-Announced Basis — The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly to shareholders. Distributions from net realized capital gains, if any, are declared and paid annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, (“Internal Revenue Code”) and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Cutwater Investor Services Corp., (the “Adviser”), (d/b/a Insight Investment), serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust. For its services, the Adviser is paid a monthly fee at

19

INSIGHT INVESTMENT GRADE BOND FUND

Notes to Financial Statements (Continued)

April 30, 2016

the annual rate of 0.50% of the Fund’s average daily net assets. The Adviser has voluntarily agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items and brokerage commissions) do not exceed 0.85% (on an annual basis) of the Fund’s average daily net assets (the “Voluntary Waiver”). Such Voluntary Waiver will continue until the Adviser notifies the Fund of a change in its Voluntary Waiver or its discontinuation. This Voluntary Waiver may be discontinued at any time at the discretion of the Adviser.

For the year ended April 30, 2016, the Adviser earned advisory fees of $191,823 and waived fees of $166,521.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter.

The Trustees of the Trust who are not officers or employees of an investment adviser or other service provider to the Trust receive compensation in the form of an annual retainer and per meeting fees for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2016 was $4,249. Certain employees of BNY Mellon serve as Officers of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2016, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$9,966,560	$8,085,399
U.S. Government Securities	8,515,608	9,047,232

20

INSIGHT INVESTMENT GRADE BOND FUND

Notes to Financial Statements (Continued)

April 30, 2016

4. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (the “1933 Act”), or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by Insight Investment as applicable, based on policies and procedures established by the Fund’s Board of Trustees. Therefore, not all restricted securities are considered illiquid.

At April 30, 2016, the following restricted securities were held as illiquid:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets
Corporate Bonds and Notes:
American Airlines 2013-2 Class B Pass Through Trust
5.60%, 01/15/22	11/21/13	$356,584	$362,402	0.9%
British Airways 2013-1 Class B Pass Through Trust
5.625%, 12/20/21	12/13/13	185,766	182,295	0.5
Carlyle Global Market Strategies CLO Ltd., Series 2014-3A, Class B
3.784%, 07/27/26	07/29/14	500,000	482,980	1.2
Goldentree Loan Opportunities V, Ltd., Series 2007-5A, Class B, CLO
1.733%, 10/18/21	02/24/12	475,288	493,800	1.2
Jefferson Mill CLO Ltd., Series 2015-1A, Class X
1.634%, 07/20/27	06/26/15	143,750	143,718	0.4
North End CLO, Ltd., Series 2013-1A, Class B
2.283%, 07/17/25	07/19/13	995,861	951,770	2.4
ORES LLC, Series 2014-LV3, Class A
3.00%, 03/27/24	03/21/14	36,196	36,196	0.1
Resource Capital Corp. Ltd., Series 2014-CRE2, Class A
1.483%, 04/15/32	07/10/14	215,866	211,748	0.5
Spirit Master Funding LLC, Series 2014-2A, Class A
5.76%, 03/20/42	05/20/14	311,412	311,910	0.8
Wells Fargo Commercial Mortgage Trust, Series 2014-TISH, Class SCH2
3.933%, 01/15/27	03/21/14	450,000	433,535	1.1
Wells Fargo Commercial Mortgage Trust, Series 2014-TISH, Class WTS2
3.683%, 02/15/27	03/21/14	225,000	219,887	0.6

5. Capital Share Transactions

For the years ended April 30, 2016 and 2015, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended		For the Year Ended
	April 30, 2016		April 30, 2015
	Shares	Amount	Shares	Amount
Institutional Class:
Reinvestments	115,382	$1,149,482	114,838	$1,168,769

Net increase	115,382	$1,149,482	114,838	$1,168,769

21

INSIGHT INVESTMENT GRADE BOND FUND

Notes to Financial Statements (Continued)

April 30, 2016

6. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. For the year ended April 30, 2016, these adjustments were to increase accumulated net investment income/loss by $60,346, and increase accumulated net realized loss by $60,346, due to paydowns. Paid-in-capital and net assets were not affected by these adjustments.

For the year ended April 30, 2016, the tax character of distributions paid by the Fund was $1,149,482 of ordinary income dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes. For the year ended April 30. 2015, the tax character of distributions paid by the Fund was $1,168,769 of ordinary income dividends.

As of April 30, 2016, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation	Qualified Late-Year Losses
$(99,704)	$28,471	$—	$670,155	$—

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2016, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$38,391,394

Gross unrealized appreciation	$1,184,570
Gross unrealized depreciation	(514,415)

Net unrealized appreciation	$670,155

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2016, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2016. For the year ended April 30, 2016, the Fund had no loss deferrals or late year ordinary loss.

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2016 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2016, the Fund’s capital loss carryforward was $99,704, which were short-term losses. All losses will be carried forward indefinitely and will retain their character as short-term capital losses.

22

INSIGHT INVESTMENT GRADE BOND FUND

Notes to Financial Statements (Concluded)

April 30, 2016

During the year ended April 30, 2016, the Fund utilized $21,874 of prior year capital loss carryforward.

7. Mortgage-Related And Other Asset-Backed Securities Risk

Mortgage-related and asset-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

8. Debt Investment Risk

Debt investments are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates. There is a risk that an issuer of a Fund’s debt investments may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Securities such as high-yield/high-risk bonds, e.g., bonds with low credit ratings by Moody’s (Ba or lower) or Standard & Poor’s (BB and lower) or if unrated are of comparable quality as determined by the manager, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Debt investments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise.

9. Subsequent Event

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

23

INSIGHT INVESTMENT GRADE BOND FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and

Shareholders of the Insight Investment Grade Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Insight Investment Grade Bond Fund (one of the series constituting FundVantage Trust) (the “Fund”) as of April 30, 2016, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years presented through April 30, 2014 were audited by other auditors whose report dated June 24, 2014, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Insight Investment Grade Bond Fund (one of the series constituting FundVantage Trust) at April 30, 2016, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 27, 2016

24

INSIGHT INVESTMENT GRADE BOND FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the year ended April 30, 2016, the Fund paid $1,149,482 ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 2.83% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for corporate dividends received deduction is 2.81%.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 97.75%.

A total of 7.35% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2016. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2017.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

25

INSIGHT INVESTMENT GRADE BOND FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (866) 678-6242 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

26

INSIGHT INVESTMENT GRADE BOND FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (866) 678-6242.

27

INSIGHT INVESTMENT GRADE BOND FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (866) 678-6242.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	33	Optimum Fund Trust (registered investment company) (6 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	33	None.
NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2016.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	33	None.
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	33	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).

28

INSIGHT INVESTMENT GRADE BOND FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	33	None.

1 Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

29

INSIGHT INVESTMENT GRADE BOND FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
DAVID C. LEBISKY Date of Birth: 5/72	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2015.

Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

30

Investment Adviser

Cutwater Investor Services Corp. d/b/a Insight Investment

200 Park Avenue, 7th Floor

New York, NY 10166

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103-7096

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

INS-0416

LATEEF FUND

Annual Investment Adviser’s Report

April 30, 2016

(Unaudited)

Dear Lateef Fund Shareholder:

The market volatility experienced in the last six months reinforces our view that buying high-quality businesses and having the conviction to hold them should generate attractive long-term returns. In past letters, we concluded that the rampant volatility experienced towards the second half of last year would likely persist into 2016 given the sluggish economic growth abroad and the uncertain pace of Federal Reserve rate action at home. This transpired during the past six months as volatility and cross-asset correlation dominated equity market performance. The S&P 500® moved in lockstep with the price of oil, which dipped to $26 per barrel in mid-February before bouncing back to $46, roughly the same level as the end of October. Implied volatility of the S&P 500® floated above 20% per annum for much of January and February before retreating to 16% at the end of April.

Three Themes Present in the Fund

We began repositioning the Lateef Fund under the lens of greater uncertainty and slower global growth in the back half of last year, by selling Trimble Navigation (TRMB), TYCO International (TYC), T. Rowe Price (TROW), Accenture (ACN), MSG Networks (MSGN) following its separation from The Madison Square Garden Company, which remained in the Fund, AMETEK (AME), AON Plc (AON), Wabtec (WAB), JLL Group (JLL) and Affiliated Managers Group (AMG) and purchasing IMS Health (IMS), Hologic (HOLX), Autodesk (ADSK), VIPShop (VIPS), United Parcel Service (UPS), Delphi Automotive (DLPH) and Stericycle (SRCL).

Our fine-tuning continued into 2016 with the sale of Stanley Black & Decker (SWK) and the purchases of Dollar General (DG), SIVB Financial (SIVB), Allergan (AGN) and Schlumberger (SLB). We discuss these decisions at greater length later in this letter.

As we look at the Fund today, we see three common themes threaded through the holdings: (1) franchises with high recurring revenues or subscription-based services, (2) businesses exposed to long-term structural growth, and (3) companies with capital deployment opportunity.

Our first theme consists of franchises with high recurring revenues or subscription-based services. We believe these companies are buffered from swings in the economic cycle as they often provide data or services that are engrained into customer processes and thus deemed critical in nature. Companies such as IMS Holdings (IMS) and Nielsen Holdings (NLSN) fall under this category. Whereas the unmatched scale and scope of IMS’s pharmaceutical data lead to pricing power and customer retention rates of over 99%, the mission-critical nature of Nielsen’s retail data and content ratings lead to 70% to 80% of revenues being covered by long-term contracts with fixed price escalators. Meanwhile, Stericycle (SRCL), a new holding from December, provides specialized waste collection and compliance services to healthcare and commercial businesses. Strict industry regulations coupled with the company’s value-added service offerings produce recurring revenues of over 90%. Finally, Autodesk (ADSK) is undergoing a transformation in its business model whereby customers will transition from owning perpetual licenses to paying subscription fees to access the company’s products. Outside of expanding its addressable market and reducing piracy, the move to subscription is also expected to raise usage rates and increase customer lifetime value.

1

LATEEF FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2016

(Unaudited)

Our next group of companies includes those considered structural growers, or ones backed by long-term tailwinds that foster growth even through a downturn. Most notably, we invested in Facebook (FB) and Google (GOOGL) one year ago under the thesis that changing media consumption habits would drive a shift in brand advertising dollars away from traditional media companies towards new media platforms. Facebook, with 1.6 billion monthly active users (MAUs) on its core platform alone (plus 900 million WhatsApp, 900 million Messenger, and 400 million Instagram MAUs), and Google, with over one billion MAUs, are capturing increasing share of media consumption. As consumers shift viewing away from traditional television and towards online and mobile, advertising dollars are expected to shift to these two companies’ global platforms. In November 2015, we purchased Delphi Automotive (DLPH), which we believe is a structural grower in the auto supplier industry due to its exposure to the megatrends of Safety, Green, and Connectivity. The increasing penetration of technology content in autos is expected to drive above market growth for Delphi over the long-term.

Our third group of companies consists of those with the opportunity to deploy capital to enhance growth or returns. More often than not, the market underappreciates the potential economic value created by capital allocation decisions. Celgene Corporation (CELG) falls under this category as its free cash flow is expected to grow from under $5 billion this year to over $9 billion over the next five years. This free cash flow can be deployed towards share buybacks or new pipeline investments and early-stage collaborations that can potentially drive growth post-Revlimid, the company’s multiple myeloma treatment medication. Likewise, Danaher Corporation (DHR) falls into this category given its unlevered balance sheet and strong free cash flow generation, which should be in excess of $3 billion this year. Management targets roughly $2 billion in M&A this year, which at recent transaction multiples, represents 3-4% upside to guidance. We believe that Wall Street routinely fails to model these potentially value-accretive acquisitions. Finally, Wynn Resorts (WYNN) also falls under this category as the company’s $4.1 billion construction of Wynn Palace in Macau nears completion. Once open, Wynn Palace’s free cash flow can be directed towards debt reduction or capital returns through dividends and buybacks.

Update on Wynn Resorts (WYNN)

Wynn Resorts has undoubtedly been at the top of many of our Shareholders’ minds over the past year. We wanted to provide an update on WYNN, which dipped below $52 per share in January before rallying back to $88 at the end of April 2016. Over the past few quarters, we have started to see a stabilization of Macau gross gaming revenues (GGR) in the $2.2-$2.3 billion per month range. With easing comparables and some slight improvement in demand, the overall gaming market could post positive growth in the back half of this year. This stabilization, along with Steve Wynn’s personal purchase of over $100 million in common stock, helped rebuild confidence in the long-term prospect of Macau, creating positive momentum for WYNN’s share price.

2

LATEEF FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2016

(Unaudited)

At the company’s investor day on April 6, 2016, Wynn’s management clearly outlined the company’s next two phases of growth: Wynn Palace in Macau and Wynn Boston Harbor. For Macau, management issued above-consensus Earnings before Interest, Taxes, Depreciation, and Amortization (EBITDA) supported by (1) a slight expansion in Macau GGR, (2) greater focus on premium mass market customers, and (3) potential market share gains. Under this framework, Wynn Palace could potentially generate $740 to $850 million in Property EBITDA in 2017, or an 18% to 21% return on investment. Combined with the existing Wynn Peninsula resort, total Macau Property EBITDA could reach $1.4 to $1.6 billion. Wynn Boston Harbor, on the other hand, can potentially generate $350 to $400 million in Property EBITDA upon opening in 2019, an 18% to 20% return on investment.

We are pleased with WYNN’s share price performance year-to-date, and we continue to see attractive upside from these levels. After the completion of these two properties along with a new retail space in Las Vegas, company-wide EBITDA is forecasted to reach $2.2 billion, a $1 billion aggregate increase or 17% compounded annual growth in EBITDA, compared to 2015. With major projects funded, this frees significant capital that can be returned to shareholders through buybacks and dividends.

Changes to the Portfolio

Over the past twelve months, we continued to reposition the Lateef Fund in light of slower global growth expectations by selling out of Trimble Navigation, TYCO International, T. Rowe Price, Accenture, MSG Networks, AMETEK, AON Plc, Wabtec, JLL Group, Affiliated Managers Group and Stanley Black & Decker. We started a new position in IMS Health, Hologic, Autodesk, VIPShop, United Parcel Service, Delphi Automotive, Stericycle, Dollar General, SIVB Financial, Allergan, and Schlumberger. As we have discussed in the past, portfolio turnover can vary over different reporting periods based on our constant review of holdings and conversion of new pipeline ideas. Despite higher turnover this reporting period, we remain committed to taking a long-term view when investing.

The first new addition to the Fund was IMS Health (IMS), which was purchased in May 2015. IMS is a global information and technology services company that provides client data and related services to the healthcare industry. As the global leader in gathering and selling data to the pharmaceutical industry, IMS has significant market share and a history of providing reliable data, which creates scale advantages and high switching costs for clients. Over the past few years, IMS has pushed to increase exposure to its faster growing Tech Services business, which now accounts for 52% of revenues.

IMS was in private equity hands from 2010 to 2014, during which time the company transformed its value proposition from purely data into technology services by combining its rich data sets with scalable analytics and solutions. We believe that this is not fully appreciated by the investor community as IMS is still viewed as a low-growth data business when in fact over half of its revenues come from Tech Services, which grows at a double-digit rate. In Tech Services, IMS is pursuing the $40 billion addressable market of technology spending made by the pharmaceutical sector. As a high-margin, low-capital intensity business

3

LATEEF FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2016

(Unaudited)

with strong recurring free cash flows, IMS has ample opportunity to return cash to shareholders and pursue strategic acquisitions. Having de-levered to 4x net leverage, we believe management can redistribute cash flows from debt pay-down towards strategic acquisitions in Tech Services, which should translate into longer duration growth than widely forecasted.

In July 2015, before the market sell off, we purchased Hologic (HOLX), a leading maker of healthcare products focused on women’s health. HOLX has leading market share in its two main businesses of Breast Imaging and Medical Diagnostics. In Breast Imaging, HOLX is undergoing an upgrade cycle to its new 3-D imaging systems, which improve the detection of invasive breast cancer and reduce the frequency of false positives. In Medical Diagnostics, the company leads in the categories of cervical cancer testing, blood screening, and testing for certain sexually transmitted diseases. The market for instrument systems and assays is experiencing structural growth driven by improved accuracy and the cost effectiveness of diagnosing an expanding array of health issues on each system.

HOLX is in the early stages of a culture change from being a low growth ‘cash cow’ business under previous management, to a company focused on building sustainable long-term growth underpinned by innovation in its key product categories. The Board installed Steve MacMillan, former CEO of Stryker, as CEO and replaced all key management positions over the past 18 months. In addition to the top-line growth from new product launches in Breast Imaging and Medical Diagnostics, HOLX is also investing to build out its international business. Finally, the company has opportunity to expand margins through pricing, cost rationalization, and operating leverage. The combination of an improved management team, strategy to deliver long-term growth, and multiple drivers to improve profitability should lead to a period of sustained earnings growth beyond what is currently anticipated by the market. At the time of purchase, HOLX traded at 22x forward P/E3 and 13x forward EV/EBITDA1.

In August 2015, we purchased Autodesk (ADSK), a leading provider of design software and services, which is undergoing a revenue model shift that is expected to significantly improve the growth and margin profile of the company long term. By ending perpetual licenses in favor of subscriptions, ADSK should increase recurring revenues and materially raise the lifetime value of its customers. The company’s core end markets of construction, design and engineering, and manufacturing represent a $25 billion opportunity that ADSK aims to capture through cloud-based products and services. This market expansion coupled with the conversion of its existing user base to the new subscription model should drive a 20% CAGR2 in subscribers and a 24% CAGR in annualized recurring revenues over the next 4 years.

¹  EV/EBITDA = Enterprise Value/Earnings before Interest, Taxes, Depreciation and Amortization.

²  CAGR = Compound Annual Growth rate.

4

LATEEF FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2016

(Unaudited)

As a simplified example, under the prior model, users paid a one-time $4,000 upfront fee to buy ADSK’s AutoCAD software, often attaching a $600 yearly maintenance fee to gain access to upgrades. Under the new subscription model, customers will make annual payments of $1,700 per year. While revenues recognized in year-one are lower, we expect this new model to show an inflection in revenue and profits between years 3 and 4. Over the term of a typical contract, customer lifetime values increase by 20-30%. Further, subscriptions also enable more direct selling between ADSK and its customers, creating greater leverage on sales and marketing expenses as the company consolidates its third party reseller base. Our analysis leads us to believe that ADSK can increase operating margins from under 10% this year to the mid-20% range by fiscal year 2020 and over 30% in the longer term.

Management took a deep dive into the model transition during the company’s Analyst Day on September 29, 2015; however, the market continues to hold a “show me” attitude toward ADSK. Our long investment horizon enables us to look beyond the trough in earnings and cash flow in fiscal year 2017 and value the company post-transition. As ADSK works through this model shift and gives more concrete updates of progress, we believe the market will begin discounting the material change in revenue and profits, revaluing ADSK’s shares higher.

Volatility in Chinese equity markets created the opportunity to purchase VipShop (VIPS) in August 2015. VIPS, a Silicon Valley-funded and NYSE-listed company, is the leading online discount retailer for apparel and cosmetics in China. Through VIPS’s flash sales, consumers in China can access branded domestic and international apparel and cosmetics, where the retail market is less developed than in the U.S. and lacks the presence of national discount retail chains. VIPS also offers brands, a channel to clear large amounts of inventory over short periods of time, increase brand awareness, and reach new customers throughout China while also using VIPS’s turnkey logistics and warehousing capabilities. VIPS has invested in its own delivery network, which we find improves quality of service, lowers churn, and drives order frequency higher.

Declining alongside the selloff of Chinese equities, VIPS’s share price fell 40% from its April 2015 peak to when we initiated our position in August 2015. At the time, VIPS traded at 22x forward P/E despite growing 85% on both the top and bottom line through the first half of 2015. We believe that VIPS’s deeply discounted products provide high value-for-money to customers outside of China’s tier-1 cities, making the business more economically resilient and less exposed to macro fluctuations – a view also shared by the company’s management team. In markets outside of China, discount apparel retailers have grown and gained share during times of economic weakness and held those gains during recoveries.

In greater China, discount retailing is a large yet highly fragmented market and VIPS is the industry consolidator, which we believe will lead to a 30% revenue CAGR over the next three years. Further, VIPS operates a unique business model where it takes virtually no inventory risk and generates negative working capital. Without physical stores, the company earns high returns on invested capital compared to peers. Equity markets remain focused on the slowdown in the world’s second largest economy, causing all Chinese

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equities to fall out of favor. While we acknowledge that China is indeed slowing, we believe that VIPS has attractive growth prospects and a strong business model. With increasing cash generation and low capital intensity, we believe the company will also likely return capital to shareholders in the future, which adds upside currently not factored in by Wall Street.

We purchased United Parcel Service (UPS) in September 2015. UPS is the world’s largest parcel delivery company and a leading provider of global supply chain management solutions. UPS is levered to the growth in online retail, which is growing four times faster than GDP. The company struggled to meet peak-level holiday shipping demands over the prior two years, missing on their delivery timelines in 2013 due to high volumes and poor weather and facing cost overruns in 2014 after over-hiring seasonal employees and incorrectly forecasting the pattern and volume of holiday shipments.

UPS’s commitment to stricter volume discipline, price increases, and a rational competitive environment along with investments made in its network to drive efficiency gains gave us the confidence that it will succeed the 2015 holiday season. Beyond this, investments in automation at its ground shipping hubs, rollout of route optimization devices in its fleet, and implementation of dimension-weight pricing for B2C packages should raise domestic package margins by 300 basis points, back to a mid-teens operating profitability. We also rate management as strong capital allocators as they have committed to returning 100% of free cash flow to shareholders via dividends and buyback over the next five years. Our estimates suggest that UPS could return nearly $30 billion, or over one-third of its current market value, through buybacks and dividends. The market’s “show me” attitude towards UPS created an opportunity to start a position at an attractive entry point.

Delphi Automotive (DLPH) was purchased in November 2015. As a leading supplier to global automotive and commercial vehicle original equipment manufacturers (OEMs), we believe DLPH has one of the most attractive growth profiles in the industry due to its exposure to the three megatrends of Safety, Green, and Connectivity. The company’s portfolio of components enable the electrification of vehicles, help OEMs reach emissions and fuel efficiency goals, and support the growing penetration of active safety and infotainment systems. Given low penetration in its end markets, we believe that DLPH has the opportunity to sustain a high pace of growth beyond what is credited by the market. Further, additional regulation from emerging markets playing catch-up and the extension of regulations into active safety should drive longer term growth. We believe DLPH can outgrow the global auto production market by five percentage points each year. We expect earnings will grow faster through a combination of volume leverage, cost savings, and portfolio optimization. The potential for a re-rating exists as the market becomes fully aware of DLPH’s structural growth story and sustainable long-term growth profile.

As we mentioned earlier, we purchased Stericycle (SRCL) in December 2015. SRCL is the leading provider of regulation and compliance solutions to healthcare and commercial businesses. SRCL recently acquired Shred-It, the global leader in secure document destruction, which we view to be a highly complementary business with similarly attractive characteristics such as a small-mid market focus, high recurring revenues,

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long-term contracts, and the opportunity to consolidate a fragmented industry. We believe that high-single digit organic growth from cross selling plus incremental growth from acquisitions will allow SRCL to grow revenues at a low-to-mid-teens pace. Combined with margin expansion, EBITDA should grow in the mid-to-high teens. We also believe that the market underappreciates management’s ability to make and integrate acquisitions, which has historically contributed to half of SRCL’s growth. By not incorporating acquisitions into their forecasts, Wall Street analysts underestimate the company’s earnings power. SRCL shares fell sharply in late October after the company reported poor third quarter results. The miss was caused by several one-off events, such as fires at its processing plants, along with unexpected commodity pressure. We saw this extrapolation of a short-term issue as an opportunity to buy shares in this high-quality company.

In February 2016, we started a new position in Dollar General (DG) due to its attractive mix of defensive sales, square footage growth, like-for-like sales growth, and value-creating capital allocation. DG operates a chain of 12,575 discount retail stores in 43 states in the U.S. The company’s value proposition of everyday low prices with an emphasis on food drives regular traffic to stores. Despite trading in sympathy with retailers, DG does not share the same economic characteristics. Unlike other retailers, DG does not face meaningful competition from online retail or trade-down substitutes, and sales are uninfluenced by weather. DG plans to open approximately 900 stores in 2016 and an additional 1,000 stores in 2017. Given management’s belief that the U.S. can support 13,000 dollar store formats, DG has sufficient runway for growth. DG plans to supplement store expansion and its focus on beauty and fresh food by adding more cooler space for perishables, a category that increases the average basket size. These top line improvements are enhanced by gross margin improvement strategies such as reducing inventory shrink, increasing private label penetration, foreign sourcing, and zero-based budgeting. Also, management regularly repurchases the company’s stock, driving sustained double-digit earnings growth. As a steady earnings compounder with a format resilient to macroeconomic fluctuations that traded at 16x forward earnings, we saw DG as an attractive purchase for the Fund.

We purchased Allergan (AGN) in March 2016. AGN, under the leadership of CEO Brent Saunders and Chairman Paul Bisaro, has transformed itself from a generic drug manufacturer into a leading branded pharmaceutical company. At the time of our purchase, AGN was in the midst of two potentially transformative deals: (1) the sale of its generics portfolio to Teva for $40.5 billion and (2) a planned merger with Pfizer that was expected to accelerate AGN’s growth abroad by leveraging Pfizer’s global distribution. We saw AGN as an attractive investment under both scenarios. Absent of Pfizer, AGN’s standalone branded portfolio of drugs is expected to grow in the high-single digit to low-double digits range over the next five years as it expands internationally, launches product extensions, and acquires novel drugs in related therapeutic areas. With the sale of its generics business to Teva for $40.5 billion ($34 billion in cash), AGN will receive an injection of capital to fund reinvestment for growth, that may pay down debt, buy back shares, or pursue further M&A where management has a proven track record of effectively deploying capital to create value for shareholders. Since quarter-end, Pfizer and AGN have agreed to terminate the merger after the U.S. Treasury issued new proposals to limit tax inversions, causing AGN shares to fall. We saw this as an opportunity to add to our position. As a standalone entity, we believe AGN combines one of the most attractive top line growth stories in the industry with ample balance sheet flexibility.

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We started our due diligence on SVB Financial (SIVB) several years ago but remained on the sideline due to its valuation. A 30% correction in its share price since mid-November 2015 due to fears of a U.S. slowdown, created an opportunity for us to purchase a uniquely positioned company with strong growth prospects and a healthy balance sheet. SIVB is a dedicated bank for the technology, life science, private equity, venture capital, and premium wine industries, providing commercial banking services to companies throughout their lifecycles. SIVB’s current backlog indicates that its loan book should grow 20% this year with incremental upside from strength in private equity capital call lending. The company’s loans are funded through client deposits, which bear minimal interest and are expected to grow double-digits. We expect loans and deposits to continue growing at this pace in the current environment given the amount of innovation occurring in the bank’s end markets. Fees from asset management, private wealth management, brokerage, and other investment services are also expected to grow at a mid-20% pace, further diversifying SIVB’s revenue stream. Though not modeled in our assumptions, SIVB is also highly levered to rate increases, providing significant upside if the Federal Reserve pushes forward in its decision to raise rates. Every 100 basis point increase in the federal funds rate should translate to an 11% increase in net interest income. Fears of a U.S. slowdown have de-rated SIVB’s forward earnings and book multiples to five-year lows despite management increasing guidance for loan growth in January. As such, we started a position in this unique, high-quality asset in March 2016.

Finally, we started a new position in Schlumberger (SLB) in April 2016. SLB is the world’s largest supplier of technology, integrated project management, and information solutions to the oil and gas exploration and production industry. SLB’s industry leading position along with its strong geographic and revenue diversification makes it one of the highest quality companies in the energy sector, and one that we believe will be favorably positioned for a rebound in the price of oil. The rapid expansion of U.S. shale production led to a global oversupply of oil, resulting in the sharp decline in oil prices from 3Q 2014 through 1Q 2016. Current production levels indicate that supply is leaving the market as unprofitable rigs are decommissioned and Exploration and Production (E&P) budgets are cut for the second consecutive year. With global oil demand buoyed by global economic development and consumer spending, the resulting tighter oil market should lead to a bounce back in price and demand for oil services. We believe this has not been properly discounted by the market. Outside of the recovery in oil, SLB should also benefit as it grows its integrated services model. Integrated contracts currently account for 20% of SLB’s total contracts. We anticipate this expanding to 30% by 2020. Our analysis suggests that SLB’s fundamentals are towards the bottom of the cycle, and that the upside/down scenarios at this point are favorable.

We sold our position in Trimble Navigation (TRMB) in May 2015 after concluding that the business was more correlated to the underlying cyclicality of its end markets than we originally believed. After TRMB reset expectations for farm equipment, we continued to hold the company given its strength in Engineering & Construction (E&C) and the long-term tailwinds supporting agriculture. However, management’s repeated

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inability to properly forecast the impact of lower commodity prices has challenged our original thesis that its businesses were shielded from end market cyclicality and raised concerns over management’s ability to execute, resulting in our decision to exit.

In our past Letters to Shareholders, we have discussed how the sharp drop in corn and soybean prices from peak levels in 2012 have suppressed demand for TRMB’s navigation products in its agriculture end market. Management had long been adamant that demand would remain unaffected so long as commodity prices remained within a band. This proved to be misguided as farm equipment manufacturers, such as Deere and CNH Global, slashed production targets last third quarter, with most guiding to 20%+ declines in North American equipment sales for 2015. Both TRMB’s sales to these OEMs and sales in its aftermarket channel were negatively impacted by the pullback in farmer spending.

After the sharp resetting of expectations, we saw limited downside risk in agriculture. Further, we remained attracted to TRMB’s E&C business, which continued to grow at a high-single digit to low-double digit rate. This belief was challenged when TRMB reported first quarter results that missed guidance after management failed to properly predict the secondary impact lower oil prices would have on its E&C business. Lower oil and gas prices, along with some weather-related headwinds, negatively impact E&C sales by 7-8% in the first quarter alone, far outpacing the $25 million annual impact originally forecasted by management. Despite management’s belief of a second half recovery, we lack conviction in their ability to execute.

We also sold our position in Tyco International (TYC) in May 2015. We originally started a position in TYC under the thesis that, post the spin-off of various disparate businesses, the company would focus on its core commercial fire and security and global products businesses to improve organic growth and profitability. Our experience has been that capital allocation improves for superior businesses after divesting lower-return segments.

While TYC delivered solid top and bottom-line results in North American commercial security and Global Products, Rest of World was weaker than expected. The prolonged commodity-led downturn in Australia and recent impact of lower oil prices forced management to lower guidance on both growth and margins. We no longer anticipate a reversion to past trend line growth; instead, we believe TYC will grow off a reduced base. More importantly, we view that Wall Street has fully priced in a return to top and bottom-line growth in 2016 across both North America and Rest of World. As such, we believe TYC will have to execute to near perfection across all segments and geographies over the next year and a half. Given limited upside and a contracted margin of safety, we decided to sell our position.

We exited T. Rowe Price (TROW) during June 2016. We originally purchased TROW during a pullback in equity markets that caused TROW’s valuation to fall towards the low end of its historical range. Given the high incremental profits in asset management, we saw TROW as a high-quality levered play on U.S equity performance. The company’s track record of strong fund performance and the growth of its target date funds have led to consistently positive new flows, while a strong culture and aligned incentives within the organization has allowed TROW to retain top talent.

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Despite the company’s strong fund performance, TROW has not been able to overcome the rotation by institutional investors out of large-cap domestic equities. Six years into a bull market, the company has closed its small- and mid-cap products, increasing its reliance on large-cap products to grow assets, a category increasingly vulnerable to competition from passive investment products. The bull market in equities has put TROW’s revenues above trend-line for the past three years; however, we do not project these returns going forwards. TROW does not actively deploy capital to drive growth. Further, management has remained opportunistic with buybacks, limiting capital returned to shareholders. Given a lower growth profile going forward and our view of increased risk of a market correction, we decided to sell our position.

We sold our position in Accenture (ACN) in August 2015, since our thesis had been realized. We originally purchased ACN when the global financial crisis created an opportunity to buy this high-quality franchise under the premise that its relationships with C-suite executives would drive growth and market share gains when the technology consulting market recovered. As this occurred, ACN nearly doubled the return of the S&P 500® over our holding period. With limited further upside based on our estimate of fair value, we used ACN as a source of funds for new investments.

Anticipating slower end markets worldwide, we sold AMETEK (AME) in October 2015. AME is a leading provider of electronic instruments and electromechanical components, which effectively lowered the Fund’s overall exposure to industrials. AME has historically supplemented mid-single digit organic growth with an equal contribution from acquisitions. We saw the company’s ability to allocate capital towards value-creating investments as a differentiating factor not fully appreciated by the market. However, given the slower economic environment, the company has struggled to generate positive organic growth. Our more muted growth outlook finds AME to be near its fair value.

We also exited out of Aon Plc (AON) in October 2015, as the merger between Towers Watson and Willis Group gave us positions in two global insurance brokers. Given that AON is in the later innings of its restructuring story, we saw fewer value creating opportunities, and thus less upside, in AON when compared to Willis Towers Watson (WLTW). Through the merger, Willis, a predominantly middle-market broker, has the opportunity to leverage Towers Watson’s relationships to penetrate the large corporate market. This heightened competition along with AON’s cyclical reinsurance business, which continues to be plagued by excess capital, led us to sell our position.

Lastly in October 2015, we sold MSG Networks (MSGN) following its separation from The Madison Square Garden Company (MSG), which remained in the Fund.

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Continuing the rotation away from cyclically exposed holdings, we sold our position in Wabtec (WAB) in November 2015 over concerns of declining North American freight rail traffic. We originally purchased WAB under the premise that demand for the company’s highly engineered braking and safety-enhancing equipment should rise alongside investment in rail as the preferred low-cost mode of transport. Cash generated within the U.S., where WAB operated in a duopoly, would further support growth as the company expanded to new verticals and international markets. With freight car orders having reached a peak, our analysis suggested that locomotive orders would soon follow, leading to lower car load volumes and aftermarket sales going forward. Further, we expect the company to experience a negative mix-shift in margins as freight revenues are replaced by less profitable transit revenues. Given these factors, we saw an unbalanced risk-reward in WAB.

We also sold our position in JLL Group (JLL) in November 2015, as our thesis had been realized. We originally purchased JLL when commercial real estate was still in the early innings of recovery. The company was uniquely positioned to benefit as it operated in an oligopoly despite a fragmented real estate service market. We further believe that the market underappreciated the potential for JLL’s asset management business to earn significantly higher investment fees from the investments it made during the financial crisis in turnaround assets. These events transpired as JLL outperformed the market alongside the recovery in leasing and capital markets while also beating consensus estimates over the last four quarters as a result of outsized incentive fees.

We also sold Affiliated Managers Group (AMG) in November 2015. AMG, unlike other asset managers, had an added ability to drive growth through effective capital allocation. Management had a proven track record of identifying and investing in superior boutique investment firms, which were folded into the company’s global distribution platform to create value. This meant AMG could grow through three factors: market appreciation, acquisitions, and distribution. We exited our position due to concerns over these same drivers. With 75% of assets in equities, we expect market appreciation to be less of a driving force going forward following a 7-year bull market. Further, acquisitions may become more challenging as volatility in global markets cause sellers to remain on the sideline. We believe AMG will need to complete increasingly larger deals for them to have a material impact on the company’s $620 billion asset base.

Finally, we sold Stanley Black & Decker (SWK) in January 2016. When we originally started our position in SWK, we believed that a rebound in home construction and remodeling, off the lows of the financial crisis, would lead to a recovery in the hand tools market, allowing the company to reallocate capital towards building a diversified industrial company. Specifically, SWK expanded into the verticals of commercial security and industrial components. Over the past several years, the company’s core Tools & Storage business achieved revenue growth and margin expansion in line with our expectations. Today, SWK is closer to the latter innings of the cycle than the beginning, suggesting that the pace of growth will slow. Moreover, with approximately half of revenues coming from outside the U.S., SWK was heavily exposed to weaker global productivity along with foreign exchange risk created by a stronger USD. By manufacturing within the U.S. and selling abroad, currencies have been a significant headwind to earnings. Given our view of slower organic growth and continued foreign exchange pressure, we saw an imbalanced risk reward at SWK’s current valuation.

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Conclusion

U.S. equity markets have recovered from the January 2016 sell off due to the stabilization in the price of oil, a more dovish Fed, and better than expected economic growth in the U.S. However, we expect volatility to persist over the near-term as the Fed attempts to return to normalized monetary policy while dealing with uncertain global economic growth. In such an environment, companies that can grow through an economic cycle and continued uncertainty should outperform. We see high upside in the Fund’s holdings as it is currently constructed, and will remain focused on finding new ideas under the themes of high recurring revenues, strong structural growth, and capital allocation opportunity. We look forward to sharing those ideas with you in upcoming Shareholders Letters.

Thank you for your support and confidence, we look forward to continuing our valued partnership.

Sincerely,

Lateef Investment Management

~ Celebrating 40 Years of Exceptional Results in Investment Management ~

This publication reflects the opinion of the authors as of the date noted and is subject to change without notice. The information in this publication has been developed internally and/or obtained from sources we believe to be reliable; however, Lateef Investment Management does not guarantee the accuracy or completeness of such information. This publication is provided for informational purposes only and is not provided as a sales or advertising communication nor does it constitute investment advice or a recommendation for any particular investment product or strategy for any particular investor. Economic forecasts and estimated data reflect subjective judgments and assumptions and unexpected events may occur. Certain statements contained in this newsletter (such as those that contain words like “may,” “will,” “should,” “expect,” “anticipate,” “project,” “estimate,” “intend,” “continue,” or “believe”) are “forward-looking” and attempt to describe beliefs or future events. Therefore, there can be no assurance that developments will transpire as may be forecasted in this publication. Past performance is not an indication of future performance.

All opinions and data included in this commentary are as of April 30, 2016, unless otherwise noted, and are subject to change. The opinions and views expressed herein are of Lateef Investment Management,

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L.P. and may differ from others and are not intended to be seen as fact, a forecast of future events, a guarantee of future results or investment advice. This information should not be used as the sole basis to make any investment decision. The statistics have been obtained from sources believed to be reliable, but the accuracy and completeness of this information cannot be guaranteed. Neither Lateef Investment Management, L.P. nor its information providers are responsible for any damages or losses arising from any use of this information. No investment strategy can assure a profit or protect against loss. Past performance is no guarantee of future results.

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Lateef Fund Leaders & Laggards from 5/1/2015 through 4/30/2016*

The Lateef Fund’s top contributors to performance were Facebook, Alphabet and Autodesk for the period May 1, 2015 through April 30, 2016.

Facebook (FB) was the Fund’s top contributor during the reported period. The company benefited from the ongoing reallocation of advertising dollars from traditional media to digital, social, and mobile platforms. In the first quarter of this year, the company grew advertising revenues 57% year-over-year. Mobile remains the key driver of growth as advertisers turn to FB in response to shifting consumer habits. During the first quarter, mobile accounted for 82% of total revenues, up from 73% in the year ago quarter. At the end of March, FB had 1.65 billion monthly active users on its core platform. Instagram, WhatsApp, and Messenger all continued to grow users as well, topping 400 million, 900 million, and 1 billion, respectively. We believe FB continues to be at the early stages of monetizing new sources of revenue from video and Instagram. While management will take a gradual pace with WhatsApp and Messenger, focusing on user growth over monetization, the company is in the process of rolling out advertisements on Instagram. We continue to see FB and its family of apps as a key beneficiary of shifting advertising dollars from traditional media to new media and mobile.

Alphabet (GOOGL) similarly benefits from the shift of advertising dollars from traditional media to new media, particularly driven by the increasing use of smartphones and tablets as means of content consumption. As a result, GOOGL posted multiple consecutive quarters of earnings beats over the reported period, led by the company’s strong performance in mobile search, YouTube, and programmatic advertising. Investors also rewarded GOOGL as the company conveyed a greater focus on controlling costs and willingness to return cash to shareholders through a $5 billion buyback program. In August of last year, the company announced the formation of Alphabet, a parent company that would replace Google as the publicly traded entity for its shares. Under Alphabet, the company’s ancillary businesses were separated from core Google (Search, YouTube, and Android) to operate as individual businesses with their own CEOs. We continue to view search, particularly mobile search, as far from mature. This, along with products such as Android, YouTube, Cloud, and Other Bets, makes GOOGL an attractive holding over the long run.

Autodesk (ADSK) was our final top contributor over the reported period. ADSK is currently transitioning its revenue model from one-time perpetual license sales to a subscriber-based offering. While this transformation will cloud reported financials over the near term, the shift from perpetual licenses to recurring subscriptions will lead to a material increase in customer lifetime value. Shares responded positively to the company’s investor day last October when management provided more clarity around the pace of transition and the potential to expand ADSK’s addressable market to $25 billion through its new cloud-based services. The company also provided long-term guidance of at least $3.5 billion in revenue and $1billion in FCF by 2020 driven by 20% annualized growth in subscriptions. Activist involvement also pushed management to implement tighter cost controls and to pursue restructuring throughout this model transition. ADSK

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has already ended the sale of perpetual licenses for the majority of its products and will be fully under the new model (for new sales) by the second quarter of this year. Given the significant value creation generated by the move to subscriptions, we continue to see ADSK as an attractive holding.

The Lateef Fund’s bottom detractors to performance were VipShop, Affiliated Managers Group, and Stericyle for the period May 1, 2015 through April 30, 2016.

VipShop (VIPS) underperformed in November after reporting third quarter results that missed estimates. Revenues and customer growth missed due to warm weather in China and management’s inability to swiftly reallocate its marketing budget in light of higher customer acquisition costs. In response to the miss, management ramped promotions, leading to a strong beat in February when VIPS reported fourth quarter results. Despite materially beating consensus estimates on sales, operating margin, and EPS, shares fell as the company’s first quarter revenue guidance missed expectations. This raised concerns over management’s growth strategy, particularly related to the use of promotions to acquire new customers. We lowered our exposure to VIPS during this period due to ongoing macro concerns in China primarily related to currency and monetary policy. However, we remain holders of the company as VIPS’s fundamentals remain strong and management has seen no change in the competitive dynamic in China. With customer lifetime values at 25x the cost of customer acquisition, we continue to see VIPS as an attractive investment.

Affiliated Managers Group (AMG) declined alongside equity markets over the reported period. As equity markets fall, AMG’s assets under management decline as well, resulting in lower revenues and earnings. However, unlike other asset managers, AMG has an added ability to drive growth through effective capital allocation. Management had a proven track record of identifying and investing in superior boutique investment firms, which were folded into the company’s global distribution platform to create value. This meant AMG could grow through three factors: market appreciation, acquisitions, and distribution. We exited our position due to concerns over these same drivers. With 75% of assets in equities, market appreciation will be less of a driving force going forward following a 7-year bull market. Further, acquisitions may become more challenging as volatility in global markets cause sellers to remain on the sideline. We believe AMG will need to complete increasingly larger deals for them to have a material impact on the company’s $600+ billion asset base.

Stericycle (SRCL), our final bottom contributor, fell in late April following the company’s first quarter earnings call. We started a position after the shares had de-rated last December. At the time, we believed that management had adequately reset expectations and guidance related to the industrial hazardous waste business. However, at the end of April, SRCL reported first quarter results that were mixed and lowered full-year EPS guidance by 6% due to continued issues in this business alongside delays in synergies from the Shred-It acquisition. Although this quarter did not change our underlying thesis, we were surprised that industrial hazardous waste continues to impact profitability. Management has now lowered guidance in two of the last three quarters and may be losing credibility around its ability to manage this business.

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However, the drag on earnings from industrial hazardous waste is $0.02-0.03 per quarter for the remainder of the year, or less than 2% of the revised full-year EPS guidance. The majority of the remaining reduction to EPS guidance is not a permanent reduction but a shift in the timing of the synergies derived from the Shred-It acquisition. More importantly, SRCL’s core business continues to grow strongly with Large Quantity customers growing at 4-7%, Small Quantity customers growing at 7-9%, and the international business growing at 4-7%. We believe that SRCL’s valuation has been unduly punished and that shares can materially appreciate from current levels as management addresses these issues and reports more consistent earnings.

*The list of top three and bottom three holdings should not be considered a recommendation to purchase or sell a particular security, represents only part of the Fund and the securities purchased for advisory clients, and may not remain in the Fund at the time you receive this letter. You should not assume that investments in the securities identified were, or will be, profitable or that decisions we make in the future will be profitable.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2016, and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund, its holdings or the markets. Discussion of particular Fund holdings is not intended as a recommendation to buy, hold or sell those securities. The Fund’s portfolio composition is subject to change. Current and future portfolio holdings are subject to investment risks. Since the Fund is non-diversified and may invest a larger portion of its assets in the securities of a single issuer than a diversified fund, an investment in the Fund could fluctuate in value more than an investment in a diversified fund. Actual events may differ from the earnings projections and other forwardlooking statements presented herein. Visit www.lateef.com to see the Fund’s most recently published holdings list.

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Performance Data

April 30, 2016

(Unaudited)

Comparison of Change in Value of $10,000 in Lateef Fund’s Class A and Class C Shares

vs. Russell 3000® Index and S&P 500® Index

Class A Shares growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.00%. This results in a net initial investment of $9,500.

Comparison of Change in Value of $1,000,000 (Class I investment minimum) in Lateef Fund’s Class I Shares

vs. Russell 3000® Index and S&P 500® Index

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Performance Data (Concluded)

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(Unaudited)

Average Annual Total Returns for the Periods Ended April 30, 2016
	1 Year	3 Years	5 Years	Since Inception*
Class A Shares (with sales charge)	-7.21%	5.83%	7.46%	5.14%
Class A Shares (without sales charge)	-2.31%	7.66%	8.58%	5.77%
Class C Shares	-2.98%	6.87%	7.77%	4.95%
Class I Shares	-2.04%	7.94%	8.84%	6.04%
Russell 3000® Index	-0.18%	10.77%	10.50%	6.29%**
S&P 500® Index	1.23%	11.26%	11.02%	6.22%**

*	The Lateef Fund (the “Fund”) commenced operations on September 6, 2007.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 499-2151.

The returns shown for Class A Shares reflect a deduction for the maximum front-end sales charge of 5.00%. All of the Fund’s share classes apply a 2.00% redemption fee to the value of shares redeemed within 30 days of purchase. This redemption fee is not reflected in the returns shown above. As stated in the current prospectus dated September 1, 2015, the Fund’s “Total Annual Fund Operating Expenses” are 1.39%, 2.14% and 1.14%, and the Fund’s “Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement” are 1.24%, 1.99% and 0.99% for Class A, Class C and Class I Shares, respectively, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Lateef Investment Management, L.P. (“the Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund” fees and expenses and brokerage commissions) do not exceed 0.99% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation shall remain in effect until August 31, 2016, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. Total returns would be lower had such fees and/or expenses not been waived and/or reimbursed.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund.

The Fund intends to evaluate performance as compared to that of the Standard & Poor’s 500® Composite Price Index (“S&P 500®”) and the Russell 3000® Index. The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. stocks, representing about 98% of the total capitalization of the entire U.S. stock market. It is impossible to invest directly in an index.

18

LATEEF FUND

Fund Expense Disclosure

April 30, 2016

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments (if any) or redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2015 through April 30, 2016 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any) or redemption fees. Therefore, each hypothetical line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

19

LATEEF FUND

Fund Expense Disclosure (Concluded)

April 30, 2016

(Unaudited)

	Lateef Fund
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period*
Class A Shares
Actual	$1,000.00	$ 958.40	$6.04
Hypothetical (5% return before expenses)	1,000.00	1,018.70	6.22
Class C Shares
Actual	$1,000.00	$ 954.90	$9.67
Hypothetical (5% return before expenses)	1,000.00	1,014.97	9.97
Class I Shares
Actual	$1,000.00	$ 960.00	$4.82
Hypothetical (5% return before expenses)	1,000.00	1,019.94	4.97

*

Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2016 of 1.24%, 1.99%, and 0.99% for Class A, Class C, and Class I Shares, respectively, for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (182), then divided by 366 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual six-month total returns for the Fund of (4.16)%, (4.51)%, and (4.00)% for Class A, Class C, and Class I Shares, respectively.

20

LATEEF FUND

Portfolio Holdings Summary Table

April 30, 2016

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Technology	31.7%	$142,777,789
Consumer, Non-cyclical	15.1	68,183,443
Industrial	11.6	52,286,119
Consumer, Cyclical	10.6	47,633,343
Financial	9.6	43,545,829
Communications	9.1	41,086,668
Lodging	6.6	29,763,546
Media	3.8	17,148,338
Energy	2.5	11,158,985
Liabilities In Excess of Other Assets	(0.6)	(2,595,368)

NET ASSETS	100.0%	$450,988,692

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

21

LATEEF FUND

Portfolio of Investments

April 30, 2016

	Number of Shares	Value

COMMON STOCKS — 100.6%
Communications — 9.1%
Nielsen Holdings PLC	448,530	$23,386,354
Vipshop Holdings, Ltd., ADR*	1,297,677	17,700,314

		41,086,668

Consumer, Cyclical — 10.6%
Delphi Automotive PLC (Jersey)	350,287	25,791,632
Dollar General Corp.	266,655	21,841,711

		47,633,343

Consumer, Non-cyclical — 15.1%
Allergan PLC*	63,020	13,647,611
Celgene Corp.*	267,682	27,680,996
Hologic, Inc.*	799,489	26,854,836

		68,183,443

Energy — 2.5%
Schlumberger Ltd.	138,897	11,158,985

Financial — 9.6%
SVB Financial Group*	201,460	21,008,249
Willis Towers Watson PLC	180,445	22,537,580

		43,545,829

Industrial — 11.6%
Danaher Corp.	101,910	9,859,792
Stericycle, Inc.*	222,403	21,252,831
United Parcel Service, Inc., Class B	201,518	21,173,496

		52,286,119

	Number of Shares	Value

COMMON STOCKS — (Continued)
Lodging — 6.6%
Wynn Resorts Ltd.	337,073	$29,763,546

Media — 3.8%
Madison Square Garden Co. (The), Class A*	109,239	17,148,338

Technology — 31.7%
Alphabet, Inc., Class A*	52,723	37,321,557
Autodesk, Inc.*	666,627	39,877,627
Facebook, Inc., Class A*	308,331	36,253,559
IMS Health Holdings, Inc.*	1,100,790	29,325,046

		142,777,789

TOTAL COMMON STOCKS (Cost $430,231,128)		453,584,060

TOTAL INVESTMENTS - 100.6% (Cost $430,231,128)		453,584,060

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.6)%		(2,595,368)

NET ASSETS - 100.0%		$450,988,692

*	Non-income producing.

ADR	American Depositary Receipt
PLC	Public Limited Company

The accompanying notes are an integral part of the financial statements.

22

LATEEF FUND

Statement of Assets and Liabilities

April 30, 2016

Assets
Investments, at value (Cost $430,231,128)	$453,584,060
Receivable for investments sold	1,798,350
Receivable for capital shares sold	902,412
Prepaid expenses and other assets	56,092

Total assets	456,340,914

Liabilities
Payable for capital shares redeemed	3,839,900
Due to custodian	955,197
Payable to Investment Adviser	326,375
Payable for administration and accounting fees	60,883
Payable for transfer agent fees	57,865
Payable for distribution fees	35,479
Payable for audit fees	25,061
Payable for custodian fees	8,574
Payable for shareholder service fees	7,784
Accrued expenses	35,104

Total liabilities	5,352,222

Net Assets	$450,988,692

Net Assets Consisted of:
Capital stock, $0.01 par value	$415,441
Paid-in capital	389,981,769
Accumulated net investment loss	(853,593)
Accumulated net realized gain from investments and written options*	38,092,143
Net unrealized appreciation on investments	23,352,932

Net Assets	$450,988,692

*	Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

23

LATEEF FUND

Statement of Assets and Liabilities (Concluded)

April 30, 2016

Class A Shares:
Net asset value and redemption price per share ($56,656,973 / 5,258,847 shares)	$10.77

Maximum offering price per share (100/95 of $10.77)	$11.34

Class C Shares:
Net asset value, offering and redemption price per share ($35,840,066 / 3,642,540 shares)	$9.84

Class I Shares:
Net asset value, offering and redemption price per share ($358,491,653 / 32,642,698 shares)	$10.98

The accompanying notes are an integral part of the financial statements.

24

LATEEF FUND

Statement of Operations

For the Year Ended April 30, 2016

Investment Income
Dividends	$5,386,601
Less: foreign taxes withheld	(36,830)
Interest	3,645

Total investment income	5,353,416

Expenses
Advisory fees (Note 2)	6,104,094
Administration and accounting fees (Note 2)	429,749
Transfer agent fees (Note 2)	352,197
Distribution fees (Class C) (Note 2)	326,519
Distribution fees (Class A) (Note 2)	190,771
Shareholder services fees	108,840
Custodian fees (Note 2)	61,556
Printing and shareholder reporting fees	46,215
Legal fees	45,406
Trustees’ and officers’ fees (Note 2)	44,946
Registration and filing fees	32,776
Audit fees	23,565
Other expenses	32,304

Total expenses before waivers and reimbursements	7,798,938

Less: waivers and reimbursements (Note 2)	(1,069,282)

Net expenses after waivers and reimbursements	6,729,656

Net investment loss	(1,376,240)

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	66,744,404
Net realized gain from written options**	461,112
Net change in unrealized appreciation/(depreciation) on investments	(69,573,953)

Net realized and unrealized loss on investments	(2,368,437)

Net decrease in net assets resulting from operations	$(3,744,677)

**	Primary risk exposure is equity contracts

The accompanying notes are an integral part of the financial statements.

25

LATEEF FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015
Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$(1,376,240)	$1,968,066
Net realized gain from investments and written options	67,205,516	123,277,709
Net change in unrealized appreciation/(depreciation) on investments	(69,573,953)	(70,834,172)

Net increase/(decrease) in net assets resulting from operations:	(3,744,677)	54,411,603

Less Dividends and Distributions to Shareholders from:
Net investment income:
Class A Shares	(113,506)	(113,342)
Class I Shares	(1,854,554)	(2,441,054)

Total net investment income	(1,968,060)	(2,554,396)

Net realized capital gains:
Class A Shares	(17,157,207)	(8,502,870)
Class C Shares	(9,925,957)	(3,874,512)
Class I Shares	(92,888,623)	(50,785,735)

Total net realized capital gains	(119,971,787)	(63,163,117)

Net decrease in net assets from dividends and distributions to shareholder	(121,939,847)	(65,717,513)

Decrease in Net Assets Derived from Capital Share Transactions (Note 4)	(179,940,949)	(81,511,410)

Total decrease in net assets	(305,625,473)	(92,817,320)

Net assets
Beginning of Year	756,614,165	849,431,485

End of Year	$450,988,692	$756,614,165

Accumulated net investment income/(loss), end of Year	$(853,593)	$1,968,046

The accompanying notes are an integral part of the financial statements.

26

LATEEF FUND

Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A Shares
	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012
Per Share Operating Performance
Net asset value, beginning of Year	$14.00	$14.20	$12.45	$11.73	$10.76

Net investment income/(loss)(1)	(0.05)	0.01	0.04	— (2)	(0.05)
Net realized and unrealized gain/(loss) on investments	(0.19)	0.91	2.40	1.23	1.02

Net increase/(decrease) in net assets resulting from operations	(0.24)	0.92	2.44	1.23	0.97

Dividends and distributions to shareholders from:
Net investment income	(0.02)	(0.01)	— (2)	(0.02)	—
Net realized capital gains	(2.97)	(1.11)	(0.69)	(0.49)	—

Total dividends and distributions to shareholders	(2.99)	(1.12)	(0.69)	(0.51)	—

Redemption fees	— (2)	— (2)	— (2)	— (2)	— (2)

Net asset value, end of Year	$10.77	$14.00	$14.20	$12.45	$11.73

Total investment return(3)	(2.31)%	6.54%	19.92%	10.92%	9.02%
Ratio/Supplemental Data
Net assets, end of Year (000’s omitted)	$56,657	$86,174	$148,897	$120,871	$82,128
Ratio of expenses to average net assets	1.24%	1.24%	1.24%	1.24%	1.24%
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	1.42%	1.38%	1.41%	1.45%	1.50%
Ratio of net investment income/(loss) to average net assets	(0.37)%	0.08%	0.31%	0.04%	(0.44)%
Portfolio turnover rate	65.01%	29.22%	40.77%	28.29%	35.98%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment return does not reflect the impact of the maximum front-end sales load of 5.00%. If reflected, the return would be lower.
(4)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

27

LATEEF FUND

Financial Highlights

Contained below is per share operating performance data for Class C Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class C Shares
	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012
Per Share Operating Performance
Net asset value, beginning of Year	$13.11	$13.46	$11.91	$11.30	$10.45

Net investment loss(1)	(0.13)	(0.09)	(0.06)	(0.08)	(0.12)
Net realized and unrealized gain/(loss) on investments	(0.17)	0.85	2.30	1.18	0.97

Net increase/(decrease) in net assets resulting from operations	(0.30)	0.76	2.24	1.10	0.85

Dividends and distributions to shareholders from:
Net realized capital gains	(2.97)	(1.11)	(0.69)	(0.49)	—
Redemption fees	— (2)	— (2)	— (2)	— (2)	— (2)

Net asset value, end of Year	$9.84	$13.11	$13.46	$11.91	$11.30

Total investment return(3)	(2.98)%	5.65%	19.08%	10.14%	8.13%
Ratio/Supplemental Data
Net assets, end of Year (000’s omitted)	$35,840	$46,879	$50,080	$39,133	$30,363
Ratio of expenses to average net assets	1.99%	1.99%	1.99%	1.99%	1.99%
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	2.17%	2.14%	2.16%	2.19%	2.25%
Ratio of net investment loss to average net assets	(1.12)%	(0.67)%	(0.44)%	(0.71)%	(1.19)%
Portfolio turnover rate	65.01%	29.22%	40.77%	28.29%	35.98%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

(4)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

28

LATEEF FUND

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I Shares
	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012
Per Share Operating Performance
Net asset value, beginning of Year	$14.22	$14.41	$12.61	$11.87	$10.87

Net investment income/(loss)(1)	(0.02)	0.05	0.08	0.03	(0.02)
Net realized and unrealized gain/(loss) on investments	(0.19)	0.92	2.43	1.25	1.02

Net increase/(decrease) in net assets resulting from operations	(0.21)	0.97	2.51	1.28	1.00

Dividends and distributions to shareholders from:
Net investment income	(0.06)	(0.05)	(0.02)	(0.05)	—
Net realized capital gains	(2.97)	(1.11)	(0.69)	(0.49)	—

Total dividends and distributions to shareholders	(3.03)	(1.16)	(0.71)	(0.54)	—

Redemption fees	— (2)	— (2)	— (2)	— (2)	— (2)

Net asset value, end of Year	$10.98	$14.22	$14.41	$12.61	$11.87

Total investment return(3)	(2.04)%	6.79%	20.21%	11.22%	9.20%
Ratio/Supplemental Data
Net assets, end of Year (000’s omitted)	$358,492	$623,561	$650,454	$486,440	$283,124
Ratio of expenses to average net assets	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	1.16%	1.14%	1.16%	1.19%	1.25%
Ratio of net investment income/(loss) to average net assets	(0.12)%	0.33%	0.56%	0.29%	(0.19)%
Portfolio turnover rate	65.01%	29.22%	40.77%	28.29%	35.98%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

(4)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

29

LATEEF FUND

Notes to Financial Statements

April 30, 2016

1. Organization and Significant Accounting Policies

The Lateef Fund (the “Fund”) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment operations on September 6, 2007. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A, Class C and Class I Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”) may be applicable to the purchase of Class A Shares. A CDSC, as a percentage of the lower of the original purchase price or net asset value at redemption, of up to 1.00% may be imposed on full or partial redemptions of Class A Shares made within eighteen months of purchase where: (i) $1 million or more of Class A Shares were purchased without an initial sales charge and (ii) the selling broker-dealer received a commission for such sale.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Options are valued at last sale price. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

30

LATEEF FUND

Notes to Financial Statements (Continued)

April 30, 2016

Fair Value Measurements  —  The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1	—	quoted prices in active markets for identical securities;

●	Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2016, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/16	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities*	$453,584,060	$453,584,060	$—	$—

* Please refer to Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported

31

LATEEF FUND

Notes to Financial Statements (Continued)

April 30, 2016

market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2016, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses  —  Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund. The Fund’s investment income, expenses (other than class-specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

32

LATEEF FUND

Notes to Financial Statements (Continued)

April 30, 2016

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Currency Risk — The Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Fund is determined on the basis of U.S. dollars, the Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s holdings in foreign securities.

Options Written — The Fund is subject to equity and other risk exposure in the normal course of pursuing its investment objectives and may enter into options written to hedge against changes in interest rates, foreign exchange rates and values of equities. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes. Written options are initially recorded as liabilities to the extent of premiums received and subsequently marked to market to reflect the current value of the option written. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received.

33

LATEEF FUND

Notes to Financial Statements (Continued)

April 30, 2016

Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. The Fund’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid.

During the year ended April 30, 2016, the Fund entered into 4,290 written option contracts.

The Fund had transactions in written options for the year ended April 30, 2016 as follows:

	Number of Contracts	Premium
Outstanding, April 30, 2015	—	$—
Call Options Written	4,290	461,112
Call Options Closed	(4,290)	(461,112)
Call Options Exercised	—	—

Outstanding, April 30, 2016	—	$—

For the year ended April 30, 2016, the Lateef Fund’s average quarterly volume of proceeds from written options was as follows:

Written Options (Proceeds)
$92,222

2. Transactions with Affiliates and Related Parties

Lateef Investment Management, L.P. (“Lateef” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust. For its services, the Adviser is paid a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets under $500 million; 0.95% of the Fund’s average daily net assets of $500 million or more but less than $1 billion; and 0.90% of the Fund’s average daily net assets of $1 billion and over. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund” fees and expenses and brokerage commissions) do not exceed 0.99% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation shall remain in effect until August 31, 2016, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. Each class of shares of the Fund pays its respective pro-rata portion of the advisory fee payable by the Fund.

For the year ended April 30, 2016, the Adviser earned advisory fees of $6,104,094 and waived fees of $1,069,282.

34

LATEEF FUND

Notes to Financial Statements (Continued)

April 30, 2016

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A and Class C Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class C Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% and 1.00% (0.75% Rule 12b-1 distribution fee and 0.25% shareholder service fee), respectively, on an annualized basis of the average daily net assets of the Fund’s Class A and Class C Shares.

The Trustees of the Trust who are not officers or employees of an investment adviser, sub-adviser or other service provider to the Trust receive compensation in the form of an annual retainer and per meeting fees for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2016 was $22,459. Certain employees of BNY Mellon serve as Officers of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2016, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$376,493,459	$643,728,774

35

LATEEF FUND

Notes to Financial Statements (Continued)

April 30, 2016

4. Capital Share Transactions

For the years ended April 30, 2016 and 2015, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended		For the Year Ended
	April 30, 2016		April 30, 2015

	Shares	Amount	Shares	Amount
Class A Shares
Sales	817,259	$9,656,718	893,719	$12,868,542
Reinvestments	1,081,069	11,978,249	460,150	6,428,289
Redemption Fees*	—	2,311	—	4,786
Redemptions	(2,794,755)	(31,663,849)	(5,681,148)	(81,815,456)

Net decrease	(896,427)	$(10,026,571)	(4,327,279)	$(62,513,839)

Class C Shares
Sales	446,162	$5,045,385	328,473	$4,399,451
Reinvestments	698,928	7,094,122	206,751	2,712,572
Redemption Fees*	—	1,302	—	1,929
Redemptions	(1,077,641)	(11,981,917)	(682,000)	(9,188,505)

Net increase/(decrease)	67,449	$158,892	(146,776)	$(2,074,553)

Class I Shares
Sales	14,174,529	$164,698,914	12,830,721	$187,004,876
Reinvestments	5,100,230	57,530,591	2,089,674	29,610,675
Redemption Fees*	—	14,281	—	26,800
Redemptions	(30,483,236)	(392,317,056)	(16,197,645)	(233,565,369)

Net decrease	(11,208,477)	$(170,073,270)	(1,277,250)	$(16,923,018)

Total Net decrease	(12,037,455)	$(179,940,949)	(5,751,305)	$(81,511,410)

* There is a 2.00% redemption fee that may be charged on shares redeemed which have been held 30 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

36

LATEEF FUND

Notes to Financial Statements (Continued)

April 30, 2016

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. For the year ended April 30, 2016, these adjustments were to increase undistributed net investment income by $522,661, decrease accumulated net realized gain by $14 and decrease paid-in capital by $522,647, primarily attributable to net operating loss write-off. Net assets were not affected by these adjustments.

For the year ended April 30, 2016, the tax character of distributions paid by the Fund was $2,957,189 of ordinary income dividends and $118,982,658 of long-term capital gains dividends.

As of April 30, 2016, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation	Qualified Late-Year Losses
$ —	$—	$38,092,143	$23,352,932	$(853,593)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2016, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$430,231,128

Gross unrealized appreciation	$47,137,203
Gross unrealized depreciation	(23,784,271)

Net unrealized appreciation	$23,352,932

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2016, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2016. For the year ended April 30, 2016, the Fund had late-year ordinary loss deferrals of $853,593.

37

LATEEF FUND

Notes to Financial Statements (Concluded)

April 30, 2016

Accumulated capital losses represent net capital loss carry forwards as of April 30, 2016 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2016, the Fund did not have any capital loss carry forwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

38

LATEEF FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the Lateef Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Lateef Fund (the “Fund”) at April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 28, 2016

39

LATEEF FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2016, the Fund paid $2,957,189 ordinary income dividends and $118,982,658 long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 100.00% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for corporate dividends received deduction is 100.00%.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 0.02%.

The Fund designates 100.00% of the ordinary income distributions as qualified short-term gain pursuant to the American Jobs Creation Act of 2004.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2016. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2017.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

40

LATEEF FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (866) 499-2151 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Advisory Agreement

At an in-person meeting held on December 2-3, 2015 (the “Meeting”), the Board of Trustees (the “Board” or “Trustees”) of FundVantage Trust (“Trust”), including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the advisory agreement (the “Agreement”) between Lateef Investment Management, L.P. (the “Adviser” or “Lateef”) and the Trust on behalf of the Lateef Fund (the “Fund”). In determining whether to continue the Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser provided regarding (i) services performed for the Fund, (ii) the size and qualifications of their portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Fund, (iv) investment performance, (v) the capitalization and financial condition of the Adviser, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Fund and other clients, (viii) results of any regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Fund, and (x) compliance with the Fund’s investment objectives, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements. The Trustees noted the reports provided at Board meetings throughout the year covering matters such as the relative performance of the Fund; compliance with the investment objectives, policies, strategies and limitations for the Fund; the compliance of management personnel with the applicable code of ethics; and the adherence to fair value pricing procedures as established by the Board. The Trustees also noted that they had previously received and reviewed a memorandum from legal counsel regarding the legal standard applicable to their review of the Agreement.

41

LATEEF FUND

Other Information (Continued)

(Unaudited)

Representatives from Lateef attended the Meeting both in-person and via telephone and discussed Lateef’s history, performance and investment strategy in connection with the proposed continuation of the Agreement and answered questions from the Board.

The Trustees considered the investment performance of the Fund and the Adviser. The Trustees reviewed the historical performance charts for each of the Fund’s share classes, as compared to the S&P 500 Index (including reinvested dividends), and the Lipper Multi-Cap Growth Fund category, the Fund’s applicable Lipper peer group, for the calendar year-to-date, one-year, two-year, three-year, five-year since inception periods ended September 30, 2015. The Trustees noted that the Fund’s Class A shares, Class C shares and Class I shares each underperformed the median of Lipper Multi-Cap Growth Fund category for the calendar year-to-date, one-year, two-year and three-year, five year and since inception periods ended September 30, 2015. The Trustees noted that the Fund’s Class A and Class I shares both outperformed the S&P 500 Index for the one year and since inception periods ended September 30, 2015, and underperformed the Index for the calendar year-to-date, two year, three year and five year periods ended September 30, 2015. The Trustees noted that the Fund’s Class C shares underperformed the S&P 500 Index for each of the periods ended September 30, 2015. The Trustees also received performance information for the Fund’s Class I shares, the Fund’s comparable separately managed account composite (gross of fees), and the S&P 500 Index, for the one-year, three-year, five-year and since inception periods ended October 31, 2015, as applicable. The Trustees further noted that the Lateef Fund underperformed the comparable separately managed account composite (gross of fees) for the one year, three year and five year periods ended October 31, 2015.

The Trustees also considered the Adviser’s commentary regarding the performance data and the various factors contributing to the Fund’s shorter- and longer-term performance, as applicable. The Trustees took note of the various periods where the Fund underperformed its Lipper peer group and S&P 500 Index. The Trustees noted that while absolute performance was positive for certain periods ended September 30, 2015 and October 31, 2015, the Fund’s relative performance lagged the median of its Lipper peer group for certain periods. The Trustees considered explanations provided by the Adviser regarding the various factors contributing to the relative underperformance of the Fund during the applicable periods, including, among other things, differences in the Fund’s investment strategies and portfolio construction in comparison to the peer funds included in its applicable Lipper peer group. The Board discussed with Lateef the reasons behind such results for the Fund. The Trustees considered other factors that supported the continuation of the Agreement, including that the Adviser’s investment decisions, such as security selection and sector allocation, contributing to such underperformance were consistent with the Fund’s investment objective and policies. Taking note of the Adviser’s discussion of (i) the various factors contributing to the Fund’s performance and (ii) its continuing commitment to the Fund’s current investment strategy, the Trustees concluded that, although the Fund had underperformed the S&P 500 Index and the median

42

LATEEF FUND

Other Information (Continued)

(Unaudited)

of the Lipper Multi-Cap Growth Fund category for certain measurement periods as noted above, the Trustees concluded that the performance of the Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

The Trustees noted that the representatives of the Adviser had provided information regarding its advisory fees and an analysis of these fees in relation to the delivery of services to the Fund and any other ancillary benefit resulting from the Adviser’s relationship with the Fund. The Trustees considered the fees that the Adviser charges its similarly managed accounts, and evaluated the explanations provided by the Adviser as to differences in fees charged to the Fund and such accounts. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the Fund versus other similarly managed funds. The Trustees noted that the net total expenses of the Fund’s Class A shares were lower than the median of the net total expenses of funds with similar share classes in the Lipper Multi-Cap Growth Fund category and the net total expenses of the Fund’s Class C shares and Class I shares were each higher than the median of the net total expenses of funds with similar share classes in the same category. Further, the gross advisory fee for the Fund’s Class A shares, Class C shares and Class I shares, were each higher than the median of the gross advisory fee for funds in the Lipper Multi-Cap Growth Fund category. The Trustees concluded that the advisory fee and services provided by Lateef are sufficiently consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund based on the information provided at the Meeting.

The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of senior personnel. In evaluating the quality of services provided by the Adviser, the Board took into account its familiarity with the Adviser’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Adviser’s compliance policies and procedures and reports regarding the Adviser’s compliance operations from the Trust’s Chief Compliance Officer. The Board also considered any potential conflicts of interest that may arise in a portfolio manager’s management of the Fund’s investments on the one hand, and the investments of other accounts, on the other. The Trustees reviewed the services provided to the Fund by the Adviser and concluded that the nature, extent and quality of the services provided were appropriate and consistent with the terms of the Agreement, that the quality of the services appeared to be consistent with industry norms and that the Fund is likely to benefit from the continued receipt of those services. They also concluded that the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated their ability to attract and retain qualified personnel.

The Trustees considered the costs of the services provided by the Adviser, the compensation and benefits received by the Adviser in providing services to the Fund, as well as the Adviser’s profitability. The Trustees were provided with the Adviser’s most recent audited balance sheet. The Trustees noted that the Adviser’s level of profitability is an appropriate factor to consider, and the Trustees should be satisfied that the Adviser’s profits are sufficient to continue as a healthy concern generally and as investment

43

LATEEF FUND

Other Information (Continued)

(Unaudited)

adviser of the Fund specifically. The Trustees concluded that the Adviser’s contractual advisory fee level was reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall expense ratio of the Fund was reasonable, taking into account the quality of services provided by the Adviser and the current size and projected growth of the Fund during the renewal term.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board determined that economies of scale for the benefit of fund shareholders should be achieved as assets of the Fund increase as a result of breakpoint reductions in the advisory fee rate at specific asset levels which are reflected in the fee schedule of the Agreement. In addition, the Trustees also considered Lateef’s efforts to grow the Fund’s assets as economies of scale may be achieved due to the ability of the Fund to spread its fixed costs across a larger asset base.

In voting to approve the continuation of the Agreement, the Board considered all factors it deemed relevant and the information presented to the Board by the Adviser. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his or her own judgment. The Board determined that the continuation of the Agreement would be in the best interests of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, unanimously approved the continuation of the Agreement for an additional one year period.

44

LATEEF FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (866) 499-2151.

45

LATEEF FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (866) 499-2151.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	33	Optimum Fund Trust (registered investment company) (6 portfolios).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	33	None.

46

LATEEF FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2016.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	33	None.

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	33	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).

47

LATEEF FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	33	None.

1 Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

48

LATEEF FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
DAVID C. LEBISKY Date of Birth: 5/72	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2015.

Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

49

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[THIS PAGE INTENTIONALLY LEFT BLANK.]

Investment Adviser

Lateef Investment Management, L.P.

300 Drakes Landing Road

Suite 210

Greenbrae, CA 94904

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

LAT-0416

LATEEF FUND

of

FundVantage Trust

Class A Shares

Class C Shares

Class I Shares

ANNUAL REPORT

April 30, 2016

This report is submitted for the general information of the shareholders of the Lateef Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Lateef Fund.

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

of

FundVantage Trust

Class I

ANNUAL REPORT

April 30, 2016

This report is submitted for the general information of the shareholders of the Mount Lucas U.S. Focused Equity Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Mount Lucas U.S. Focused Equity Fund.

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Annual Investment Adviser’s Report

April 30, 2016

(Unaudited)

Dear Shareholder,

I am pleased to provide you with this annual report for the Mount Lucas U.S. Focused Equity Fund (“Fund”). In this report, you will find important information about the Fund, as well as a discussion of investment performance for the 12-month period ended April 30, 2016.

The 12-month period ended April 30, 2016 was a challenging period for the Fund. The Fund returned -10.09% compared to +1.21% for the S&P 500® and -0.40% for the Russell 1000® Value Index. By factor, while our momentum portfolio performed well, up 7.6%, our value portfolio generated a disappointing outcome, down 14.7%. This is the second consecutive year where our momentum portfolio has outperformed our value portfolio.

During the 12-month period ended April 30, 2016, the Fund invested in a total of 62 U.S. equities with 37 investments generating a positive return over their holding period. However, similar to last year, the Fund’s return was dragged down by three commodity related investments: Denbury Resources (DNR), Chesapeake Energy (CHK) and Diamond Offshore Drilling (DO). In total, these three investments reduced the Fund’s return by 8.1%, and were the main reasons for the negative overall return of the Fund. The losses on these stocks were driven by the overall macro backdrop in crude oil and natural gas prices, both of which continued to decline during the holding period with each commodity falling to the lowest prices seen in over a decade in early 2016. This caused the equity markets to question the solvency of many energy E&P companies and the negative consequences of continued low energy prices on other energy related companies. The Fund liquidated its investments in these three companies in March as part of the semi-annual portfolio roll.

While the Fund clearly had less positive stock selections over the 12-months ended April 30, 2016, another aspect driving the Fund’s underperformance, particularly during unfavorable markets for the Fund’s investing style or owning equities in general, is that our strategy aims to keep the Fund fully invested. We recognize that this Fund is most likely only one aspect of an investor’s total investment portfolio. We leave it to the investor to allocate their total investment portfolio based on their views of the investment landscape, not ours. Since the Fund is purely quantitative at all times, investors in the Fund won’t have to wonder if the Fund is “in the market” or if the Fund is following the investment mandate (i.e. style drift).

As of April 30, 2016, the Fund is invested in 32 U.S. equities. The largest sector allocations are in the Consumer Discretionary sector (29.2% portfolio allocation) and the Financials sector (27.9% portfolio allocation). Six of the Fund’s top ten holdings are in these two sectors. Furthermore, the Fund continues to maintain its focus on companies whose main source of revenues is in the U.S., with less than 24% in total sales coming from foreign sources. This is in contrast to the 47% of total sales in the S&P 500 that are derived from foreign sources. We continue to foresee solid U.S. economic growth buoyed by a strong U.S. consumer (the labor market appears to be at or very close to full employment, jobless claims are still at record low levels, and wage increases have begun to show signs of life) and a very accommodative Federal Reserve and thus, we remain positive on U.S. equities.

One of the biggest challenges of value investing is separating a value stock from a value-trap stock. This is an especially difficult task when a value stock that was purchased previously has subsequently declined in price. It is at this stage of the investment process where emotions can make an impact on judgment. The main reason why we use a purely quantitative process is to remove the emotional aspect of investing. This disciplined investment process allows us to take a dispassionate view of each stock in the S&P 500 and buy stocks of good businesses that are unloved and out of favor by the market, an investment process that has served the portfolio well over the long term.

Thank you for your investment in the Fund. We value your ongoing confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Timothy Rudderow

CEO and CIO

Mount Lucas Management LP

1

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2016

(Unaudited)

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2016 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so when redeemed may be worth more or less than its original cost. Current performance may be lower or higher than quoted here. For performance current to the most recent month-end, please call 1-844-261-6483. Returns shown, unless otherwise indicated, are total returns, with dividends and income reinvested. Fee waivers are in effect; if they had not been in effect performance would have been lower.

Before the Fund commenced operations, all of the assets and liabilities of the Predecessor Fund were transferred to the Fund in a tax-free reorganization (the “Reorganization”). The Reorganization occurred prior to the opening of business on March 24, 2014. As a result of the Reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund prior to the date of the Reorganization.

The S&P 500® Index is a capitalization-weighted index designed to measure the performance of the broad U.S. economy through changes in the aggregate market value of 500 stocks representing all major industries. The index assumes the reinvestment of all dividends. Any Indexes mentioned are unmanaged statistical composites of stock market performance. Investing in an index is not possible.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

2

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Annual Report

Performance Data

April 30, 2016

(Unaudited)

Comparison of Change in Account Value of $10,000 Investment in the Mount Lucas U.S. Focused Equity Fund

Class I vs. S&P 500 Index

Average Annual Total Returns for the Periods Ended April 30, 2016
	1 Year	3 Years	5 Years	Since Inception
Class I*	-10.09%	8.85%	7.92%	4.34%
S&P 500® Index	1.21%	11.26%	11.02%	5.85%**

*	Mount Lucas U.S. Focused Equity Fund - Class I (the “Fund”) commenced operations on October 1, 2007.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (844) 261-6483.

As stated in the current prospectus dated September 1, 2015, the Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” are 1.23% and 0.95%, respectively, for Class I Shares of the Fund’s average daily net assets. Mount Lucas Management LP (the “Adviser”) has contractually agreed to waive fees and/or reimburse expenses in order to limit the Fund’s “Total Annual Fund Operating Expenses” (excluding taxes, “Acquired Fund” fees and expenses, extraordinary items, brokerage commissions and interest) to, as a percentage of average daily net assets, 0.95% with respect to Class I shares. The Expense Limitation will remain in place until August 31, 2018, unless the Board of Trustees approves its earlier termination. The Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and/or expenses not been waived and/or reimbursed.

The Fund operated as a series of Scotia Institutional Funds prior to the opening of business on March 24, 2014 (the “Predecessor Fund”), at which time, the Predecessor Fund was reorganized into the Fund. Before the Fund commenced operations, all of the assets and liabilities of the Predecessor Fund were transferred to the Fund in a tax free reorganization (the “Reorganization”). The Reorganization occurred at the opening of business on March 24, 2014. As a result of the Reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund prior to the date of the Reorganization. The Fund has the same investment objective and strategies as the Predecessor Fund. The Performance shown for periods prior to March 24, 2014 represents the performance for the Predecessor Fund.

3

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Annual Report

Performance Data (Concluded)

April 30, 2016

(Unaudited)

The value of the Fund’s investments in equity securities may fluctuate drastically from day-to-day causing volatility and possible loss of principal. The Fund may invest in undervalued securities and is subject to the risk that the securities may not appreciate in value as anticipated.

The Fund is non-diversified and invests in a limited number of securities. As a result, the Fund’s investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers. The Fund may invest in undervalued securities and is subject to the risk that the securities may not appreciate in value as anticipated.

The Fund intends to evaluate performance as compared to that of the Standard & Poor’s 500® Composite Price Index (“S&P 500®”). The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

4

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Fund Expense Disclosure

April 30, 2016

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments (if any) or redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2015 through April 30, 2016 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges on purchase payments (if any) or redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Mount Lucas U.S. Focused Equity Fund
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period*
Class I
Actual	$1,000.00	$945.30	$4.59
Hypothetical (5% return before expenses)	1,000.00	1,020.14	4.77

*

Expenses are equal to the annualized expense ratio for the six-month period ended April 30, 2016 of 0.95% for Class I shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366 to reflect the period. The Fund’s ending account value on the first line in the table is based on the actual six-month total return for the Fund of -5.47% for Class I shares.

5

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Portfolio Holdings Summary Table

April 30, 2016

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Consumer Discretionary	29.2%	$13,076,093
Financials	27.9	12,505,114
Energy	19.4	8,678,505
Consumer Staples	15.6	6,979,107
Telecommunication Services	4.7	2,124,308
Health Care	2.0	904,086
Industrials	0.9	415,204
Other Assets in Excess of Liabilities	0.3	139,393

NET ASSETS	100.0%	$44,821,810

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

6

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Portfolio of Investments

April 30, 2016

	Number of Shares	Value
COMMON STOCKS — 99.7%
Consumer Discretionary — 29.2%
AutoZone, Inc.*	649	$496,634
Best Buy Co., Inc.	50,686	1,626,007
Ford Motor Co.	265,742	3,603,462
GameStop Corp., Class A	98,928	3,244,838
General Motors Co.	115,521	3,673,568
McDonald’s Corp.	3,412	431,584

		13,076,093

Consumer Staples — 15.6%
Archer-Daniels-Midland Co.	45,308	1,809,602
Campbell Soup Co.	6,519	402,288
Clorox Co. (The)	7,618	954,002
Constellation Brands, Inc., Class A	3,697	576,954
CVS Health Corp.	4,717	474,058
General Mills, Inc.	6,841	419,627
Kellogg Co.	5,491	421,764
Kimberly-Clark Corp.	3,114	389,842
McCormick & Co., Inc.	10,283	964,340
Reynolds American, Inc.	11,424	566,630

		6,979,107

Energy — 19.4%
Marathon Petroleum Corp.	40,705	1,590,751
Phillips 66	24,220	1,988,704
Tesoro Corp.	20,329	1,620,018
Transocean, Ltd. (Switzerland)	147,408	1,633,281
Valero Energy Corp.	31,353	1,845,751

		8,678,505

Financials — 27.9%
Hartford Financial Services Group, Inc. (The)	78,422	3,480,368

	Number of Shares	Value
COMMON STOCKS — (Continued)
Financials — (Continued)
Navient Corp.	138,563	$1,894,156
Progressive Corp. (The)	15,927	519,220
Prudential Financial, Inc.	22,553	1,751,015
Public Storage REIT	3,977	973,609
Travelers Cos, Inc. (The)	18,984	2,086,342
Unum Group	52,628	1,800,404

		12,505,114

Health Care — 2.0%
AmerisourceBergen Corp.	4,518	384,482
CR Bard, Inc.	2,449	519,604

		904,086

Industrials — 0.9%
Republic Services, Inc.	8,821	415,204

Telecommunication Services — 4.7%
AT&T, Inc.	54,722	2,124,308

TOTAL COMMON STOCKS (Cost $44,588,133)		44,682,417

TOTAL INVESTMENTS - 99.7% (Cost $44,588,133)		44,682,417

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%		139,393

NET ASSETS - 100.0%		$44,821,810

*	Non-income producing.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

7

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Statement of Assets and Liabilities

April 30, 2016

Assets
Investments, at value (Cost $44,588,133)	$44,682,417
Cash	78,395
Receivable for investments sold	539,149
Receivable for capital shares sold	32,000
Dividends and interest receivable	90,235
Prepaid expenses and other assets	22,978

Total assets	45,445,174

Liabilities
Payable for capital shares redeemed	497,676
Payable for investments purchased	39,932
Payable for audit fees	23,927
Payable to Investment Adviser	20,048
Payable for administration and accounting fees	12,430
Payable for transfer agent fees	7,148
Payable to custodian	4,726
Other accrued expenses	17,477

Total liabilities	623,364

Net Assets	$44,821,810

Net Assets Consisted of:
Capital stock, $0.01 par value	$51,778
Paid-in capital	48,438,883
Accumulated net investment income	778,674
Accumulated net realized loss from investments	(4,541,809)
Net unrealized appreciation on investments	94,284

Net Assets	$44,821,810

Class I:
Net asset value, offering and redemption price per share ($44,821,810 / 5,177,796 shares)	$8.66

The accompanying notes are an integral part of the financial statements.

8

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Statement of Operations

For the Year Ended April 30, 2016

Investment Income
Dividends	$1,265,870
Interest	30

Total investment income	1,265,900

Expenses
Advisory fees (Note 2)	381,550
Administration and accounting fees (Note 2)	74,072
Trustees’ and officers’ fees (Note 2)	38,626
Custodian fees (Note 2)	37,177
Legal fees	35,164
Transfer agent fees (Note 2)	26,877
Audit fees	26,114
Printing and shareholder reporting fees	25,701
Registration and filing fees	10,558
Other expenses	11,907

Total expenses before waivers	667,746

Less: waivers (Note 2)	(184,461)

Net expenses after waivers	483,285

Net investment income	782,615

Net realized and unrealized gain/(loss) from investments:
Net realized loss from investments	(4,296,530)
Net change in unrealized appreciation/(depreciation) on investments	(2,320,114)

Net realized and unrealized loss on investments	(6,616,644)

Net decrease in net assets resulting from operations	$(5,834,029)

The accompanying notes are an integral part of the financial statements.

9

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015
Increase/(decrease) in net assets from operations:
Net investment income	$782,615	$766,533
Net realized gain/(loss) from investments	(4,296,530)	6,191,789
Net change in unrealized appreciation/(depreciation) on investments	(2,320,114)	(2,294,826)

Net increase/(decrease) in net assets resulting from operations	(5,834,029)	4,663,496

Less Dividends and Distributions to Shareholders from:
Net investment income
Class I	(246,838)	(1,029,379)
Net realized gains
Class I	(1,675,792)	(12,012,384)

Net decrease in net assets from dividends and distributions to shareholders	(1,922,630)	(13,041,763)

Increase/(Decrease) in Net Assets Derived from Capital Share Transactions (Note 4)	(6,066,636)	7,857,054

Total decrease in net assets	(13,823,295)	(521,213)

Net assets
Beginning of year	58,645,105	59,166,318

End of year	$44,821,810	$58,645,105

Accumulated net investment income, end of year	$778,674	$242,900

The accompanying notes are an integral part of the financial statements.

10

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for Class I shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Seven Months Ended April 30, 2014(1)(2)		For the Year Ended September 30, 2013(2)	For the Year Ended September 30, 2012(2)		For the Year Ended September 30, 2011(2)
Per Share Operating Performance
Net asset value, beginning of period	$10.01	$11.92	$11.19		$8.72	$7.09		$7.69

Net investment income(3)	0.14	0.15	0.14		0.17	0.12		0.14
Net realized and unrealized gain/(loss) on investments	(1.15)	0.79	2.08		2.43	1.66		(0.81)

Net increase/(decrease) in net assets resulting from operations	(1.01)	0.94	2.22		2.60	1.78		(0.67)

Dividends and distributions to shareholders from:
Net investment income	(0.04)	(0.22)	(0.13)		(0.13)	(0.16)		(0.05)
Net realized gains	(0.30)	(2.63)	(1.36)		—	—		—

Total dividends and distributions to shareholders	(0.34)	(2.85)	(1.49)		(0.13)	(0.16)		(0.05)

Adviser Contribution	—	—	—		—	0.01		0.12

Redemption fees added to paid-in capital(3)	—	—	—		—	—		0.00	(4)

Net asset value, end of period	$8.66	$10.01	$11.92		$11.19	$8.72		$7.09

Total investment return(5)	(10.09)%	8.81%	20.54%		30.16%	25.38	%(6)	(7.25	)%(6)

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$44,822	$58,645	$59,166		$45,540	$26,060		$17,003
Ratio of expenses to average net assets	0.95%	0.95%	0.95	%(7)	0.95%	0.95%		0.95%
Ratio of expenses to average net assets without waivers and expense reimbursements(8)	1.31%	1.23%	1.18	%(7)	1.25%	1.74%		1.74%
Ratio of net investment income to average net assets	1.54%	1.31%	2.09	%(7)	1.70%	1.50%		1.68%
Portfolio turnover rate	95.16%	102.75%	53.87	%(9)	103.55%	118.67%		102.57%

(1)	The Fund changed its fiscal year end to April 30.
(2)	Effective prior to the opening of business on March 24, 2014, the Fund acquired substantially all of the assets and liabilities of the Mount Lucas U.S. Focused Equity Fund, a series of Scotia Institutional Funds (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflects the performance of the Predecessor Fund.
(3)	Calculated based on the average number of shares outstanding during the period.
(4)	Amount is less than $0.005 per share.
(5)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total return for periods less than one year are not annualized.
(6)	Absent a capital contribution between the Predecessor Fund and the investment adviser to the Predecessor Fund, total returns would have been 25.23% and (8.82)% for the years ended September 30, 2012 and 2011, respectively.
(7)	Annualized.
(8)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(9)	Not annualized.

The accompanying notes are an integral part of the financial statements.

11

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Notes to Financial Statements

April 30, 2016

1. Organization and Significant Accounting Policies

The Mount Lucas U.S. Focused Equity Fund (the “Fund”) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class I shares and Class II shares. As of April 30, 2016, Class II shares have not been issued.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation —  The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements  —  The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	quoted prices in active markets for identical securities;

● Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

● Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2016 in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/16	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Common Stocks*	$44,682,417	$44,682,417	$—	$—

 * Please refer to Portfolio of Investments for details on portfolio holdings.

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MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2016

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2016, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates  —  The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses  —  Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investment. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Dividends and Distributions to Shareholders  —  Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status  —  No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

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MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2016

Other  —  In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Mount Lucas Management LP (“Mount Lucas” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust. For its services, the Adviser is entitled to an investment advisory fee of 0.75% (on an annualized basis), which is calculated daily and paid monthly based on the average daily net assets of the Fund.

 The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, “Acquired Fund” fees and expenses, extraordinary items, brokerage commissions and interest) do not exceed 0.95% (on an annual basis) of the Fund’s average daily net assets of Class I shares (the “Expense Limitation”). The Expense Limitation shall remain in effect until August 31, 2018, unless the Board of Trustees of the Trust approves its earlier termination.

Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. As of April 30, 2016, the amount of potential recovery was as follows:

Expiration
April 30, 2017	April 30, 2018	April 30, 2019

$22,635	$164,223	$184,461

For the year ended April 30, 2016, the Adviser earned advisory fees of $381,550 and waived fees of $184,461.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing transfer agency services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter.

The Trustees of the Trust who are not officers or employees of an investment adviser or other service provider to the Trust receive compensation in the form of an annual retainer and per meeting fees for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2016 was $4,694. Certain employees of BNY Mellon serve as Officers of the Trust. They are not compensated by the Fund or the Trust.

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MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2016

3. Investment in Securities

For the year ended April 30, 2016, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales

Investment Securities	$48,156,878	$54,712,004

4. Capital Share Transactions

For the years ended April 30, 2016 and 2015, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2016		For the Year Ended April 30, 2015
	Shares	Value	Shares	Value
Class I
Sales	706,223	$6,538,683	1,133,300	$12,139,727
Reinvestments	214,260	1,900,489	1,331,058	12,831,397
Redemptions	(1,599,720)	(14,505,808)	(1,572,859)	(17,114,070)

Net Increase/(Decrease)	(679,237)	$(6,066,636)	891,499	$7,857,054

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. For the year ended April 30, 2016, these adjustments were to decrease undistributed net investment income and increase accumulated net realized gain/(loss) by $3. These permanent differences were primarily attributable to the redesignation of dividends paid.

For the year ended April 30, 2016, the tax character of distributions paid by the Fund was $747,034 of ordinary income dividends and $1,175,596 of long-term capital gains dividends. For the year ended April 30, 2015, the tax character of distributions paid by the Fund was $2,459,636 of ordinary income dividends and $10,582,127 of long-term capital gains dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2016, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Depreciation	Other Book/Tax Differences

$(610,729)	$782,076	$—	$(34,730)	$(3,805,468)

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MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Notes to Financial Statements (Concluded)

April 30, 2016

 The differences between the book and tax basis unrealized depreciation are attributable primarily to the tax deferral of losses on wash sales. Other book/tax differences are attributed to the treatment of organizational and start-up costs and late year loss deferrals.

As of April 30, 2016, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$44,717,147

Gross unrealized appreciation	$1,646,354
Gross unrealized depreciation	(1,681,084)

Net unrealized depreciation	$(34,730)

  Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2016, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2016. For the year ended April 30, 2016, the Fund had long-term capital loss deferrals of $3,233,111 and short-term capital loss deferrals of $568,955, which is included in other book/tax differences above.

Accumulated capital losses represent net capital loss carry forwards as of April 30, 2016 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2016, the Fund had a capital loss carryforward of $610,729, of which $429,547 are long-term losses and $181,182 are short-term losses and have an unlimited period of capital loss carryforward.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and

Shareholders of the Mount Lucas U.S. Focused Equity Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Mount Lucas U.S. Focused Equity Fund (one of the series constituting FundVantage Trust) (the “Fund”) as of April 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the two years in the period then ended and the period from October 1, 2013 to April 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years presented through September 30, 2013 were audited by other auditors whose report dated November 25, 2013, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mount Lucas U.S. Focused Equity Fund (one of the series constituting FundVantage Trust) at April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and the period from October 1, 2013 to April 30, 2014, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 27, 2016

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MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the year ended April 30, 2016, the Fund paid $747,034 of ordinary income dividends and $1,175,596 of long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 66.99% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 59.82%.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations received is 0.01%.

The Fund designates 100.00% of the ordinary income distributions as qualified short-term gain pursuant to the American Jobs Creation Act of 2004.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2016. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2017.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

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MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (844) 261-6483 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Advisory Agreement

At an in-person meeting held on December 2-3, 2015 (the “Meeting”), the Board of Trustees (the “Board” or “Trustees”) of FundVantage Trust (“Trust”), including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the advisory agreement (the “Agreement”) between Mount Lucas Management LP (“Mount Lucas” or the “Adviser”) and the Trust on behalf of the Mount Lucas U.S. Focused Equity Fund (the “Fund”). In determining whether to continue the Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser provided regarding (i) services performed for the Fund, (ii) the size and qualifications of their portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Fund, (iv) investment performance, (v) the capitalization and financial condition of the Adviser, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Fund and other clients, (viii) results of any regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Fund, and (x) compliance with the Fund’s investment objectives, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements. The Trustees noted the reports provided at Board meetings throughout the year covering matters such as the relative performance of the Fund; compliance with the investment objectives, policies, strategies and limitations for the Fund; the compliance of management personnel with the applicable code of ethics; and the adherence to fair value pricing procedures as established by the Board. The Trustees also noted that they had previously received and reviewed a memorandum from legal counsel regarding the legal standard applicable to their review of the Agreement.

Representatives from Mount Lucas attended the Meeting in-person and discussed Mount Lucas’ history, performance and investment strategy in connection with the proposed continuation of the Agreement and answered questions from the Board.

The Trustees considered the investment performance of the Fund and the Adviser. The Trustees reviewed the historical performance charts which showed the performance of the Fund as compared to its respective Lipper category for the calendar year-to-date, one year, two year, three year, five year and since inception periods ended September 30, 2015. The Trustees also received performance information for the Fund as compared to the S&P 500 Index and a comparable separately managed account composite (gross of fees), for the one year, three year, five year and since inception periods ended October 31, 2015. The Trustees noted that the Class I shares of the Fund had outperformed the median of the Lipper Multi Cap Value Index Fund category, the Fund’s applicable Lipper peer group, for the two-year, three-year, five-year

19

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Other Information (Continued)

(Unaudited)

and since inception periods and underperformed for the calendar year-to-date and one-year periods ended September 30, 2015. The Trustees also received performance information for the Fund as compared to the S&P 500 Index and a comparable separately managed account composite (gross of fees) for the one-year, three-year, five-year and since inception periods ended October 31, 2015. The Trustees noted that the Fund outperformed the S&P 500 Index for the three-year period ended October 31, 2015, and underperformed the S&P 500 Index for the one-year, five-year and since inception periods ended October 31, 2015. The Trustees further noted that the Fund underperformed the comparable separately managed account composite (gross of fees) for the one-year, three-year, five-year and since inception periods ended October 31, 2015. The Trustees concluded that the performance of the Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

The Trustees noted that the representatives of the Adviser had provided information regarding its advisory fees and an analysis of these fees in relation to the delivery of services to the Fund and any other ancillary benefit resulting from the Adviser’s relationship with the Fund. The Trustees also reviewed information regarding the fees that the Adviser charges to its separately managed accounts, and evaluated the explanations provided by the Adviser as to differences in fees charged to the Fund and separately managed accounts. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the Fund versus the universe of funds with similar share classes in the Lipper Multi Cap Value Index Fund category with $250 million or less in assets. The Trustees noted that the gross advisory fee of the Fund’s Class I shares was higher than the median of the gross advisory fee of the universe of funds with a similar share class in the Lipper Multi Cap Value Index Fund category with $250 million or less in assets. They further noted that the net total expense ratio of the Fund’s Class I shares was slightly higher than, but substantially in line with, the median net total expense ratio of funds with a similar share class in the same category. The Trustees concluded that the advisory fee and services provided by Mount Lucas are sufficiently consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund based on the information provided at the Meeting.

The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of senior personnel. In evaluating the quality of services provided by the Adviser, the Board took into account its familiarity with the Adviser’s senior management through Board meetings, discussions and reports since the Board’s initial approval of the Agreement. The Board also took into account the Adviser’s compliance policies and procedures and reports regarding the Adviser’s compliance operations from the Trust’s Chief Compliance Officer. The Board also considered any potential conflicts of interest that may arise in a portfolio manager’s management of the Fund’s investments on the one hand, and the investments of other accounts, on the other. The Trustees reviewed the services provided to the Fund by the Adviser and concluded that the nature, extent and quality of the services provided were appropriate and consistent with the terms of the Agreement, that the quality of the services appeared to be consistent with industry norms and that the Fund is likely to benefit from the continued receipt of those services. They also concluded that the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated their ability to attract and retain qualified personnel.

The Trustees considered the costs of the services provided by the Adviser, the compensation and benefits received by the Adviser in providing services to the Fund, as well as the Adviser’s profitability. The Trustees were provided with the Adviser’s most recent audited financial statements. The Trustees noted that the Adviser’s level of profitability is an appropriate factor to consider, and the Trustees should be satisfied that the Adviser’s profits are sufficient to continue as a healthy concern generally and as investment adviser of the Fund specifically. The Trustees concluded that the Adviser’s contractual advisory fee level was reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall expense ratio of the Fund was reasonable, taking into account the quality of services provided by the Adviser and the current size and projected growth of the Fund during the renewal term.

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MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Other Information (Concluded)

(Unaudited)

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board determined that economies of scale may be achieved at higher asset levels for the Fund for the benefit of Fund shareholders, but that the advisory fee did not currently include breakpoint reductions as asset levels increased.

In voting to approve the continuation of the Agreement, the Board considered all factors it deemed relevant and the information presented to the Board by the Adviser. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his or her own judgment. The Board determined that the continuation of the Agreement would be in the best interests of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, unanimously approved the continuation of the Agreement for an additional one year period.

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MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (844) 261-6483.

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MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (844) 261-6483.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	33	Optimum Fund Trust (registered investment company) (6 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	33	None.

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MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2016.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	33	None.
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	33	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).

24

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	33	None.

1 Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

25

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
DAVID C. LEBISKY Date of Birth: 5/72	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2015.

Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

26

Investment Adviser

Mount Lucas Management LP

405 South State Street

Newtown, PA 18940

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103-7096

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

LUC-0416

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Pacific Capital Tax-Free Short Intermediate Securities Fund

Annual Investment Adviser’s Report

April 30, 2016 (Unaudited)

Dear Shareholder:

U.S. Economy

The US economy continued to expand during the 12 months ended April 30, 2016, but with a significantly slower pace as the year progressed. Second quarter 2015 GDP growth measured a strong 3.9% year over year; that growth declined to .5% for 1Q 2016. GDP for calendar year 2015 matched the pace of the previous year at +2.4%. Although the US continues to be the strongest economy among developed countries, several factors weighed on US growth: capital spending reductions from energy related businesses, softer global economies and persistent low inflation. The pace of job growth in the U.S. remained brisk in 2015, although wage growth continued to be lackluster. U.S. employers added an average of 221,000 new jobs monthly, and the unemployment rate declined to 5% in December, 2015 where it remained through April, 2016. (This is converging toward the Fed’s estimates of the natural rate of unemployment). The Federal Reserve Bank raised the Federal Funds target rate by 25 basis points in December, 2015 to a range of .25%-.50%. However, at subsequent FOMC meetings, policymakers expressed concerns about ongoing volatility in the energy and global financial markets. Consequently, Fed officials stated that they would be closely monitoring global economic and financial developments and assessing their implications for the labor market and for the balance of risks to the outlook. Looking forward, we anticipate continued volatility in financial markets.

Hawaii Economy

Hawaii’s economy continues to be very healthy. Construction jobs created were among the highest in the nation, visitor arrivals continue to increase and household incomes grew. US economic strength will support domestic travel, which will benefit all the islands. International arrivals are expected to be more challenging, with slower growth in China and a struggling Japanese economy, and weaker international currencies vs. the US dollar.

The construction industry was, and is expected to continue to be, a positive contributor to our State’s growth. Job counts in Honolulu are higher than the previous peak, driven by Kaka’ako condos, commercial building and rail construction. Neighbor Islands are seeing resort development and a pickup in residential construction.

2016 so far is proving to be another good year for our State. In addition to construction, the areas of strongest growth are expected to be accommodation and food services on the Neighbor Islands and transportation and utilities on Oahu. It is anticipated that private health care will experience strong growth to meet the needs of our expanding and aging population.

Municipal Market and Fund Performance

Municipal bonds were the best performing sector of the bond market. For the 12 months ended 4/30/16, short term rates increased slightly commensurate with the Federal Reserve’s increase in the Fed Funds rate. Yields on longer term bonds with maturities greater than 3 years declined by about .40% (40 basis points), providing solid positive returns for municipal bond investors.

The Pacific Capital Tax-Free Short Intermediate Securities had a total return of 1.93% for the year ended April 30, 2016. The Pacific Capital Tax -Free Securities Fund had a total return of 4.63% for the same period. Total return reflects the market fluctuation of the share price as well as reinvested dividends. Gross of Fee returns were 2.24%

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Pacific Capital Tax-Free Short Intermediate Securities Fund

Annual Investment Adviser’s Report (Concluded)

April 30, 2016 (Unaudited)

for the Pacific Capital Tax-Free Short Intermediate Fund and 4.78% for the Pacific Capital Tax-Free Securities Fund. The Barclays Capital Hawaii 3-year Municipal Bond Index had a total return of 1.89% for the year ended April 30, 2016 and the Barclays Capital Hawaii Municipal Bond Index had a total return of 5.19% for the same period.

Outlook and Strategy

Demand has remained very strong for municipal bonds. With global growth slowing and volatility in the stock markets, investors have sought the stability of bond investments. Fund flows into municipal bond funds have been strong for several months. At the same time the supply of new issues has been modest, as many issuers have already taken advantage of historically low rates to refund higher yielding debt. We have positioned the funds to take advantage of potential additional increases in short-term rates by the Federal Reserve Bank, and are thus shorter in duration-interest rate exposure – than the respective benchmark indices. We continue to focus on higher quality bonds and look for opportunities to achieve the funds’ objectives of high current income that is exempt from federal and Hawaii income tax.

AMG’s comments reflect the investment advisor’s views generally regarding the market and economy and are compiled from AMG’s research. These comments reflect opinions as of the date written and are subject to change.

This letter is intended to assist shareholders in understanding how the Funds performed during the period ended April 30, 2016 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Funds or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Funds are subject to investment risk.

All mutual fund investing involves risk, including possible loss of principal. The Funds are nondiversified, which means that a portion of the Funds’ assets may be invested in one or few companies or sectors. The Funds could fluctuate in value more than a diversified fund.

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Annual Report

Performance Data

April 30, 2016 (Unaudited)

Credit Quality as of April 30, 2016
(as a percentage of total investments)

Credit quality ratings are primarily sourced from Moody’s but in the event that Moody’s has not assigned a rating, the Fund will use S&P or Fitch. If these ratings are in conflict, S&P will be used before Fitch. If none of the major rating agencies have assigned a rating, the Fund will assign a rating of NR (non-rated security). The ratings represent their (Moody’s, S&P, and Fitch) opinions as to the quality of the underlying securities in the Fund, and not the Fund itself. The ratings range from AAA (extremely strong capacity to meet financial commitment) to D (in default). Ratings are relative and subjective and are not absolute standards of quality. A pre-refunded bond is secured by an escrow fund of U.S. government obligations (i.e. Treasury securities) and assumes the superior credit rating of the government obligation. The ratings do not predict performance and are subject to change.

Investment Style

High-quality, intermediate-term, tax-exempt

Investment Objective

The Pacific Capital Tax-Free Securities Fund (the “Fund”) seeks high current income that is exempt from federal and Hawaii income tax by normally investing at least 80% of its net assets in investment grade municipal obligations. The Fund normally invests greater than 50% of its assets in Hawaii municipal obligations — debt securities issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and instrumentalities that pay interest which is exempt from Hawaii income tax as well as federal income tax.

Investment Considerations

Income received from the Fund may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Generally, bond prices and values fall when interest rates rise, and vice versa. The longer the average maturity of the Fund’s portfolio, the greater the fluctuation in value. Since the Fund invests significantly in securities of issuers in Hawaii, it will also be affected by a variety of Hawaii’s economic and political factors. The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating.

Investment Process

●  Top-down macroeconomic analysis of interest rate trends

●  Bottom-up credit research to identify high quality bonds

Investment Management

Advised by Asset Management Group of Bank of Hawaii (“AMG”)

●  As of April 30, 2016, AMG manages $1.2 billion in mutual fund assets. In addition, AMG personnel also manage approximately $1.5 billion in assets on behalf of Bank of Hawaii clients.

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Annual Report

Performance Data

April 30, 2016 (Unaudited)

Average Annual Total Returns for the Periods Ended April 30, 2016
	1 Year	3 Year	5 Year	10 Year
Class Y	4.63%	2.85%	4.33%	4.08%
Barclays Capital Hawaii Municipal Bond Index	5.19%	3.44%	4.91%	4.86%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. To obtain performance information current to the most recent month end, please call (888) 678-6034.

As stated in the current prospectus dated October 14, 2015, the Fund’s “Total Annual Fund Operating Expenses” are 0.32%, and the Fund’s “Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement” are 0.12%, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered in this report. The Adviser has agreed to waive its advisory fee (the “Waiver”) until August 31, 2016. The Waiver may not be terminated at any time prior to that date without the consent of the Board of Trustees of FundVantage Trust (the “Trust”). Additional information pertaining to the Fund’s expense ratio for the year ended April 30, 2016 can be found in the financial highlights.

Before the Fund commenced operations, all of the assets of the Tax-Free Securities Fund, a series of Pacific Capital Funds (the “Predecessor Fund”), were transferred to the Fund in a tax-free reorganization (the “Reorganization”). Performance presented prior to June 28, 2010 reflects the performance of the Predecessor Fund.

Total returns reflect the waiver of advisory fees. Had these waivers not been in effect, performance quoted would have been lower.

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Annual Report

Performance Data (Concluded)

April 30, 2016 (Unaudited)

The performance of the Fund is measured against the Barclays Capital Hawaii Municipal Bond Index, a rules-based, market-value weighted index engineered for the long-term tax-exempt Hawaii bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds and prerefunded bonds. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Fund is distributed by Foreside Funds Distributors LLC. The Asset Management Group of Bank of Hawaii is the investment adviser to the Fund and receives a fee for its services.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund.

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Annual Report

Performance Data

April 30, 2016 (Unaudited)

Credit Quality as of April 30, 2016
(as a percentage of total investments)

Credit quality ratings are primarily sourced from Moody’s but in the event that Moody’s has not assigned a rating, the Fund will use S&P or Fitch. If these ratings are in conflict, S&P will be used before Fitch. If none of the major rating agencies have assigned a rating, the Fund will assign a rating of NR (non-rated security). The ratings represent their (Moody’s, S&P, and Fitch) opinions as to the quality of the underlying securities in the Fund, and not the Fund itself. The ratings range from AAA (extremely strong capacity to meet financial commitment) to D (in default). Ratings are relative and subjective and are not absolute standards of quality. A pre-refunded bond is secured by an escrow fund of U.S. government obligations (i.e. Treasury securities) and assumes the superior credit rating of the government obligation. The ratings do not predict performance and are subject to change.

Investment Style

High-quality, short-intermediate term, tax-exempt

Investment Objective

The Pacific Capital Tax-Free Short Intermediate Securities Fund (the “Fund”) seeks high current income that is exempt from federal and Hawaii income tax by normally investing at least 80% of its net assets in investment grade municipal obligations. The Fund normally invests greater than 50% of its assets in Hawaii municipal obligations — debt securities issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and instrumentalities that pay interest which is exempt from Hawaii income tax as well as federal income tax. The Fund seeks to provide greater price stability than a long-term bond fund.

Investment Considerations

Income received from the Fund may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Generally, bond prices and values fall when interest rates rise, and vice versa. Intermediate term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. Since the Fund invests significantly in securities of issuers in Hawaii, it will also be affected by a variety of Hawaii’s economic and political factors. The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating.

Investment Process

●  Top-down macroeconomic analysis of interest rate trends

●  Bottom-up credit research to identify high quality bonds

Investment Management

Advised by Asset Management Group of Bank of Hawaii (“AMG”)

●  As of April 30, 2016, AMG manages $1.2 billion in mutual fund assets. In addition, AMG personnel also manage approximately $1.5 billion in assets on behalf of Bank of Hawaii clients.

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Annual Report

Performance Data (Continued)

April 30, 2016 (Unaudited)

Average Annual Total Returns for the Periods Ended April 30, 2016
	1 Year	3 Year	5 Year	10 Year
Class Y	1.93%	1.02%	1.36%	2.16%
Barclays Capital Hawaii 3-Year Municipal Bond Index	1.89%	1.31%	1.60%	2.96%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. To obtain performance information current to the most recent month end, please call (888) 678-6034.

As stated in the current prospectus dated October 14, 2015, the Fund’s “Total Annual Fund Operating Expenses” are 0.34%, and the Fund’s “Total Annual Fund Operating Expense After Fee Waiver and/or Reimbursement” are 0.14%, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered in this report. The Adviser has agreed to waive its advisory fee (the “Waiver”) until August 31, 2016. The Waiver may not be terminated at any time prior to that date without the consent of the Board of Trustees of FundVantage Trust (the “Trust”). Additional information pertaining to the Fund’s expense ratio for the year ended April 30, 2016 can be found in the financial highlights.

Before the Fund commenced operations, all of the assets of the Tax-Free Short Intermediate Securities Fund, a series of Pacific Capital Funds (the “Predecessor Fund”), were transferred to the Fund in a tax-free reorganization (the “Reorganization”). Performance presented prior to June 28, 2010 reflects the performance of the Predecessor Fund.

Total returns reflect the waiver of advisory fees. Had these waivers not been in effect, performance quoted would have been lower.

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Annual Report

Performance Data (Concluded)

April 30, 2016 (Unaudited)

The performance of the Fund is measured against the Barclays Capital Hawaii 3-Year Municipal Bond Index, which is the 2-4 year component of the Barclays Capital Hawaii Municipal Bond Index and is a rules-based, market-value weighted index engineered for the Hawaii tax-exempt bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Fund is distributed by Foreside Funds Distributors LLC. The Asset Management Group of Bank of Hawaii is the investment adviser to the Fund and receives a fee for its services.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund.

PACIFIC CAPITAL FUNDS

Fund Expense Disclosure

April 30, 2016

(Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2015 through April 30, 2016 and held for the entire period.

Actual Expenses

The first line for each Fund in the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line for each Fund in the accompanying table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund(s) and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PACIFIC CAPITAL FUNDS

Fund Expense Disclosure (Concluded)

April 30, 2016

(Unaudited)

		Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period*	Expense Ratio During Period**
Pacific Capital Tax-Free Securities Fund
Actual Fund Return	Class Y	$1,000.00	$1,028.60	$0.50	0.10%
Hypothetical Fund Return (5% return before expenses)	Class Y	1,000.00	1,024.37	0.50	0.10%

Pacific Capital Tax-Free Short Intermediate Securities Fund
Actual Fund Return	Class Y	$1,000.00	$1,010.00	$0.55	0.11%
Hypothetical Fund Return (5% return before expenses)	Class Y	1,000.00	1,024.32	0.55	0.11%

*

Expense are equal to an annualized expense ratio for the six-month period ended April 30, 2016, multiplied by average account value over the period, multiplied by the number of days in the most recent period (182), then divided by 366 to reflect the period. The Funds’ ending account values on the first line in each table are based on the actual six-month total returns of 2.86% for the Pacific Capital Tax-Free Securities Fund and 1.00% for the Pacific Capital Tax-Free Short Intermediate Securities Fund.

**	Annualized.

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments

April 30, 2016

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — 95.6%
Arizona — 2.2%
Phoenix Civic Improvement Corp., Civic Plaza, Convertible CAB, Series B, 5.50%, 07/01/31, (NATL-RE, FGIC Insured)	5,000,000	6,636,050

California — 1.2%
Norwalk-La Mirada Unified School District GO, CAB, Series B, 0.00%, 08/01/27, (AGM-CR, FGIC Insured)	5,000,000	3,621,450

Florida — 0.4%
Orlando Utilities Commission, Water and Electric Revenue, Series D, ETM, 6.75%, 10/01/17	1,235,000	1,297,145

Georgia — 0.5%
Municipal Electric Authority Power Revenue, Series W, Unrefunded Portion, 6.60%, 01/01/18, (NATL-RE, IBC, BNYM Insured)	1,395,000	1,481,755

Guam — 0.7%
Territory Of Guam, Series A, Prerefunded 11/15/19 at 100, 6.75%, 11/15/29	1,775,000	2,131,597

Hawaii — 81.5%
Hawaii County GO, Series A, 5.25%, 07/15/17	500,000	527,750
Hawaii County GO, Series A, Callable 07/15/18 at 100, 6.00%, 07/15/26	1,655,000	1,843,587

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii County GO, Series A, Callable 03/01/20 at 100, 4.00%, 03/01/28	2,470,000	2,747,381
Hawaii County GO, Series A, Callable 09/01/22 at 100, 5.00%, 09/01/29	500,000	598,540
Hawaii County GO, Series D, 5.00%, 09/01/24	1,450,000	1,834,090
Hawaii County GO, Series D, Callable 03/01/26 at 100, 5.00%, 09/01/28	1,000,000	1,259,250
Hawaii County GO, Series E, 5.00%, 09/01/24	1,000,000	1,264,890
Hawaii Housing Finance & Development Corp., Multi-Family Housing, Iwilei Apartments, Series A, Callable 07/01/22 at 100, 3.75%, 01/01/31, (FHLMC Insured)	3,460,000	3,584,318
Hawaii Housing Finance & Development Corp., Series A, Callable 06/06/16 at 100, 0.70%, 04/01/17	1,750,000	1,750,140
Hawaii Housing Finance & Development Corp., Series B, Callable 07/01/21 at 100, 3.88%, 07/01/25, (GNMA/FNMA Insured)	3,890,000	4,195,170
Hawaii State Airports System Revenue, AMT, Callable 08/01/23 at 100, 5.00%, 08/01/28	400,000	462,124

The accompanying notes are an integral part of the financial statements.

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2016

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Airports System Revenue, Series A, Callable 07/01/20 at 100, 5.00%, 07/01/22	1,450,000	1,685,640
Hawaii State Airports System Revenue, Series A, Callable 07/01/20 at 100, 5.25%, 07/01/28	1,000,000	1,164,230
Hawaii State Airports System Revenue, AMT, Callable 07/01/21 at 100, 5.00%, 07/01/23	3,500,000	4,034,345
Hawaii State Airports System Revenue, Series A, Callable 07/01/20 at 100, 5.25%, 07/01/29	2,000,000	2,322,260
Hawaii State Airports System Revenue, Series A, 5.25%, 07/01/20	1,320,000	1,547,924
Hawaii State Airports System Revenue, Series A, Callable 07/01/20 at 100, 5.25%, 07/01/21	1,000,000	1,173,340
Hawaii State Airports System Revenue, Series B, AMT-Refunding, 5.00%, 07/01/16	100,000	100,694
Hawaii State Department of Budget & Finance Revenue, Hawaii Pacific Health Obligation, 4.00%, 07/01/23	500,000	577,190

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Department of Budget & Finance Revenue, Hawaii Pacific Health Obligation, Callable 07/01/23 at 100, 5.00%, 07/01/26	1,330,000	1,580,213
Hawaii State Department of Budget & Finance, Special Purpose Revenue, Kahala Nui, Callable 11/15/22 at 100, 5.00%, 11/15/27	1,390,000	1,552,004
Hawaii State Department of Budget & Finance, Special Purpose Revenue, Kahala Nui, Callable 11/15/22 at 100, 5.13%, 11/15/32	550,000	599,758
Hawaii State Department of Budget & Finance, Series A, Queens Health System, Callable 07/01/25 at 100, 5.00%, 07/01/35	9,000,000	10,717,650
Hawaii State Department of Hawaiian Home Lands Revenue, 5.00%, 04/01/18	775,000	833,598
Hawaii State GO, Series DJ, Unrefunded portion, Callable 04/01/17 at 100, 5.00%, 04/01/19, (AMBAC Insured)	890,000	925,004

The accompanying notes are an integral part of the financial statements.

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2016

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series DJ, Prerefunded 04/01/17 at 100, 5.00%, 04/01/19, (AMBAC Insured)	110,000	114,326
Hawaii State GO, Series DJ, Prerefunded 04/01/17 at 100, 5.00%, 04/01/20, (AMBAC Insured)	4,575,000	4,754,935
Hawaii State GO, Series DJ, Prerefunded 04/01/17 at 100, 5.00%, 04/01/22, (AMBAC Insured)	980,000	1,018,543
Hawaii State GO, Series DJ, Unrefunded portion, Callable 04/01/17 at 100, 5.00%, 04/01/22, (AMBAC Insured)	140,000	145,506
Hawaii State GO, Series DK, 5.00%, 05/01/17	4,000,000	4,174,960
Hawaii State GO, Series DK, Prerefunded 05/01/18 at 100, 5.00%, 05/01/23	2,390,000	2,588,442
Hawaii State GO, Series DK, Prerefunded 05/01/18 at 100, 5.00%, 05/01/23	710,000	768,951
Hawaii State GO, Series DK, Prerefunded 05/01/18 at 100, 5.00%, 05/01/28	2,925,000	3,167,863

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series DK, Unrefunded portion, Callable 05/01/18 at 100, 5.00%, 05/01/23	75,000	81,305
Hawaii State GO, Series DK, Unrefunded portion, Callable 05/01/18 at 100, 5.00%, 05/01/28	75,000	81,305
Hawaii State GO, Series DQ, Prerefunded 06/01/19 at 100, 5.00%, 06/01/23	1,660,000	1,867,566
Hawaii State GO, Series DT, 5.00%, 11/01/16	1,900,000	1,941,933
Hawaii State GO, Series DT, 5.00%, 11/01/19	3,000,000	3,419,640
Hawaii State GO, Series DZ, Callable 12/01/21 at 100, 5.00%, 12/01/29	2,000,000	2,368,320
Hawaii State GO, Series DZ, Callable 12/01/21 at 100, 5.00%, 12/01/30	3,000,000	3,543,660
Hawaii State GO, Series DZ, Callable 12/01/21 at 100, 5.00%, 12/01/31	2,800,000	3,299,240
Hawaii State GO, Series DZ, Prerefunded 12/01/21 at 100, 5.00%, 12/01/22	155,000	187,042
Hawaii State GO, Series DZ, Prerefunded 12/01/21 at 100, 5.00%, 12/01/23	400,000	482,688
Hawaii State GO, Series DZ, Prerefunded 12/01/21 at 100, 5.00%, 12/01/26	370,000	446,486

The accompanying notes are an integral part of the financial statements.

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2016

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series DZ, Prerefunded 12/01/21 at 100, 5.00%, 12/01/27	1,620,000	1,954,886
Hawaii State GO, Series DZ, Unrefunded Portion, Callable 12/01/21 at 100, 5.00%, 12/01/27	2,880,000	3,425,616
Hawaii State GO, Series EA, 5.00%, 12/01/19	265,000	302,837
Hawaii State GO, Series EE, 4.00%, 11/01/17	1,450,000	1,522,210
Hawaii State GO, Series EE, Callable 11/01/22 at 100, 5.00%, 11/01/24	1,760,000	2,151,864
Hawaii State GO, Series EE, Callable 11/01/22 at 100, 5.00%, 11/01/26	2,885,000	3,505,390
Hawaii State GO, Series EE, Callable 11/01/22 at 100, 5.00%, 11/01/27	745,000	902,635
Hawaii State GO, Series EH, 5.00%, 08/01/23	900,000	1,120,266
Hawaii State GO, Series EH, Callable 08/01/23 at 100, 5.00%, 08/01/24	1,000,000	1,242,410
Hawaii State GO, Series EL, 5.00%, 08/01/23	1,000,000	1,244,740
Hawaii State GO, Series EO, Callable 08/01/24 at 100, 5.00%, 08/01/26	1,700,000	2,131,171
Hawaii State GO, Series EP, 5.00%, 08/01/24	1,000,000	1,265,050
Hawaii State GO, Series ET, 4.00%, 10/01/22	1,000,000	1,166,830
Hawaii State GO, Series EW, 5.00%, 10/01/18	2,000,000	2,200,960

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series EY, Callable 10/01/25 at 100, 5.00%, 10/01/27	2,980,000	3,772,412
Hawaii State GO, Series EZ, 5.00%, 10/01/21	4,000,000	4,800,560
Hawaii State GO, Series FB, 5.00%, 04/01/25	5,000,000	6,377,550
Hawaii State GO, Series FB, Callable 04/01/26 at 100, 4.00%, 04/01/29	4,000,000	4,614,720
Hawaii State Harbor System Revenue, Series A, 5.00%, 07/01/17	185,000	194,006
Hawaii State Harbor System Revenue, Series A, Callable 07/01/20 at 100, 4.75%, 07/01/24	220,000	248,431
Hawaii State Harbor System Revenue, Series A, Callable 07/01/20 at 100, 5.63%, 07/01/40	3,000,000	3,462,900
Hawaii State Harbor System Revenue, Series A, AMT, 5.25%, 07/01/16, (AGM Insured)	1,105,000	1,113,056
Hawaii State Highway Revenue, Series A, 4.00%, 01/01/19	380,000	411,814
Hawaii State Highway Revenue, Series A, 5.00%, 01/01/21, (BAM Insured)	1,250,000	1,468,275
Hawaii State Highway Revenue, Series A, Callable 01/01/22 at 100, 5.00%, 01/01/27	5,490,000	6,528,543

The accompanying notes are an integral part of the financial statements.

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2016

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Highway Revenue, Series A, Callable 01/01/22 at 100, 5.00%, 01/01/28	1,120,000	1,329,194
Honolulu City & County Board of Water Supply System Revenue, Series A, Callable 07/01/16 at 100, 4.50%, 07/01/23, (NATL-RE Insured)	1,500,000	1,509,540
Honolulu City & County Board of Water Supply System Revenue, Series A, Callable 07/01/24 at 100, 5.00%, 07/01/27	300,000	372,273
Honolulu City & County Board of Water Supply System Revenue, Series A, Callable 07/01/22 at 100, 5.00%, 07/01/26	3,125,000	3,766,031
Honolulu City & County Board of Water Supply System Revenue, Series B, AMT, Callable 07/01/16 at 100, 5.25%, 07/01/17, (NATL-RE Insured)	1,300,000	1,309,503
Honolulu City & County Board of Water Supply, System Revenue, Series A, Callable 07/01/24 at 100, 5.00%, 07/01/25	1,500,000	1,895,130

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County GO, Series A, 5.00%, 10/01/16	1,000,000	1,018,370
Honolulu City & County GO, Series A, 5.00%, 11/01/18	1,015,000	1,120,225
Honolulu City & County GO, Series A, Callable 07/01/17 at 100, 5.00%, 07/01/21, (AGM Insured)	4,000,000	4,199,480
Honolulu City & County GO, Series A, 5.00%, 11/01/22	2,000,000	2,456,440
Honolulu City & County GO, Series A, Callable 04/01/19 at 100, 5.00%, 04/01/24	1,110,000	1,241,702
Honolulu City & County GO, Series A, Callable 11/01/22 at 100, 5.00%, 11/01/25	4,855,000	5,939,316
Honolulu City & County GO, Series A, Callable 11/01/22 at 100, 5.00%, 11/01/26	3,190,000	3,895,819
Honolulu City & County GO, Series A, Callable 11/01/22 at 100, 5.00%, 11/01/32	1,865,000	2,240,481
Honolulu City & County GO, Series A, Callable 10/01/25 at 100, 5.00%, 10/01/35	3,000,000	3,650,520

The accompanying notes are an integral part of the financial statements.

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2016

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County GO, Series A, Callable 10/01/25 at 100, 5.00%, 10/01/39	1,000,000	1,196,370
Honolulu City & County GO, Series A, Refunding, 5.00%, 04/01/18	4,790,000	5,172,098
Honolulu City & County GO, Series A, Refunding, 5.00%, 04/01/18	210,000	227,086
Honolulu City & County GO, Series A, Refunding, 5.00%, 10/01/19	1,000,000	1,137,670
Honolulu City & County GO, Series A, Refunding, Callable 11/01/22 at 100, 4.00%, 11/01/37	1,000,000	1,062,840
Honolulu City & County GO, Series B, 5.00%, 10/01/18	1,000,000	1,100,230
Honolulu City & County GO, Series B, 5.00%, 12/01/18	1,000,000	1,106,830
Honolulu City & County GO, Series B, 5.00%, 08/01/19	175,000	198,110
Honolulu City & County GO, Series B, 5.00%, 10/01/22	1,000,000	1,226,090
Honolulu City & County GO, Series B, Callable 11/01/22 at 100, 5.00%, 11/01/23	2,000,000	2,477,500
Honolulu City & County GO, Series B, Callable 12/01/20 at 100, 5.00%, 12/01/25	2,000,000	2,345,120

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County GO, Series C, Refunding, Callable 10/01/25 at 100, 5.00%, 10/01/27	2,000,000	2,523,960
Honolulu City & County GO, Series C, Refunding, Callable 10/01/25 at 100, 5.00%, 10/01/29	3,500,000	4,372,550
Honolulu City & County GO, Series D, Callable 09/01/19 at 100, 4.00%, 09/01/21	250,000	274,550
Honolulu City & County Waste Water System Revenue, 1st Bond Resolution, Series A, Callable 07/01/17 at 100, 5.00%, 07/01/31, (NATL-RE Insured)	3,500,000	3,674,545
Honolulu City & County Waste Water System Revenue, Junior Series A, Refunding, Callable 07/01/25 at 100, 5.00%, 07/01/30	4,000,000	4,894,560
Honolulu City & County Waste Water System Revenue, Senior 1st Bond Resolution, Refunding, 5.00%, 07/01/20	250,000	290,405
Honolulu City & County Waste Water System Revenue, Senior 1st Bond Resolution, Refunding, Callable 07/01/25 at 100, 5.00%, 07/01/26	3,000,000	3,798,450

The accompanying notes are an integral part of the financial statements.

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2016

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County Waste Water System Revenue, Senior 1st Bond Resolution, Refunding, Callable 07/01/25 at 100, 5.00%, 07/01/27	2,000,000	2,507,400
Honolulu City & County Waste Water System Revenue, Series B-1, Callable 07/01/16 at 100, 5.00%, 07/01/32, (NATL-RE Insured)	4,015,000	4,043,707
Kauai County GO, Series A, 5.00%, 08/01/22	315,000	382,753
Kauai County GO, Series A, Callable 08/01/21 at 100, 3.25%, 08/01/23	1,000,000	1,075,840
Kauai County GO, Series A, Callable 08/01/22 at 100, 3.13%, 08/01/27	1,295,000	1,370,693
Maui County GO, Refunding, 4.00%, 06/01/16	2,245,000	2,251,286
Maui County GO, Refunding, 5.00%, 06/01/20	3,075,000	3,578,316
Maui County GO, Refunding, 5.00%, 06/01/21	1,400,000	1,675,660
Maui County GO, Refunding, 5.00%, 06/01/23	300,000	375,255
Maui County GO, Series A, Prerefunded 07/01/17 at 100, 5.00%, 07/01/19	1,000,000	1,049,870
Maui County GO, Series B, 4.00%, 06/01/16	1,000,000	1,002,800

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
University of Hawaii Revenue, Series A, Callable 07/15/16 at 100, 5.00%, 07/15/24, (AGM-CR, MBIA Insured)	470,000	474,188
University of Hawaii Revenue, Series A, Callable 10/01/19 at 100, 5.25%, 10/01/34	1,000,000	1,127,690
University of Hawaii Revenue, Series A-2, 4.00%, 10/01/19	1,170,000	1,287,316
University of Hawaii Revenue, Series B, Refunding, 4.00%, 10/01/24	665,000	786,642
University of Hawaii Revenue, Series B, Refunding, Callable 10/01/25 at 100, 5.00%, 10/01/35	1,000,000	1,197,290
University of Hawaii Revenue, Series B-2, 5.00%, 10/01/18	1,310,000	1,438,655
University of Hawaii Revenue, Series E, Refunding, 5.00%, 10/01/24	4,600,000	5,801,060
		244,912,342
Illinois — 1.5%
Illinois Municipal Electric Agency Power Supply Revenue, Series C, 5.25%, 02/01/21, (NATL-RE, FGIC Insured)	3,665,000	4,321,145

The accompanying notes are an integral part of the financial statements.

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2016

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Massachusetts — 1.7%
Commonwealth of Massachusetts GO, Series A, Callable 07/01/26 at 100, 5.00%, 07/01/28	1,720,000	2,197,627
Massachusetts State Department of Transportation, Metropolitan Highway System Revenue, Contract Assistance, Series B, Callable 01/01/20 at 100, 5.00%, 01/01/23	2,500,000	2,852,500
		5,050,127
New Jersey — 0.1%
Passaic Valley Sewage Commissioner System Revenue Refunding, Series G, 5.75%, 12/01/21	300,000	359,238
Ohio — 1.2%
Ohio State, Infrastructure Improvement GO, Series A, 5.00%, 08/01/21	1,000,000	1,196,970
Ohio Water Development Authority Water Pollution Control Loan Fund, Revenue, Series B, 5.00%, 12/01/22	2,000,000	2,470,540
		3,667,510
Texas — 2.8%
Galveston County GO, CAB, Series RD, 0.00%, 02/01/24, (NATL-RE)	2,630,000	2,256,198

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Texas — (Continued)
Harris County GO, Series A, 5.00%, 10/01/25	1,000,000	1,288,800
Houston Water and Sewer System Revenue, Unrefunded Balance CAB, Junior Series A, 0.00%, 12/01/27, (AGM Insured)	2,000,000	1,505,300
San Antonio Electric & Gas Revenue, Series A, 5.00%, 02/01/28	2,000,000	2,145,700
Texas State Transportation Commission Mobility Fund GO, Callable 04/01/24 at 100, 5.00%, 10/01/27	1,000,000	1,236,540
		8,432,538
Washington — 1.8%
Clark County School District No 117 Camas, Callable 12/01/17 at 100, 5.00%, 12/01/25, (AGM Insured)	285,000	304,115
King County School District No. 403 Renton GO, Callable 12/01/16 at 100, 5.00%, 12/01/24, (NATL-RE, FGIC Insured, School Bond Guarantee)	3,000,000	3,077,220
Port Of Seattle Wa, Callable 02/01/16 at 100, 5.00%, 02/01/25, (XLCA Insured)	2,000,000	2,006,300
		5,387,635
TOTAL MUNICIPAL BONDS (Cost $272,668,893)		287,298,532

The accompanying notes are an integral part of the financial statements.

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Concluded)

April 30, 2016

	Shares	Value ($)

REGISTERED INVESTMENT COMPANY — 3.5%
Dreyfus Tax Exempt Cash Management Fund, Institutional Shares, 0.16%(a)	10,398,384	10,398,384
TOTAL REGISTERED INVESTMENT COMPANY (Cost $10,398,384)		10,398,384

TOTAL INVESTMENTS - 99.1% (Cost $283,067,277)		297,696,916
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.9%		2,819,766

NET ASSETS - 100.0%		$300,516,682

(a)	Rate periodically changes. Rate disclosed is the daily yield on April 30, 2016.

Portfolio holdings are subject to change at any time.

AGM	Assured Guaranty Municipal Corp.
AGM-CR	Assured Guaranty Municipal Corp. Custodial Receipts
AMBAC	American Municipal Bond Assurance Corp.
AMT	Subject to Alternative Minimum Tax
BAM	Build America Mutual
BNYM	Bank of New York Mellon
CAB	Capital Appreciation Bond
ETM	Escrowed to Maturity
FGIC	Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
IBC	Insurance Bond Certificate
MBIA	Municipal Bond Investors Assurance
NATL-RE	National Reinsurance Corp.
XLCA	XL Capital Assurance

The accompanying notes are an integral part of the financial statements.

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments

April 30, 2016

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — 97.8%
Alaska — 0.6%
Alaska State GO, Series A, 5.00%, 08/01/18	500,000	546,090
Colorado — 0.6%
Boulder County Sales and Use Tax Revenue, Open Space, 5.00%, 12/15/18, (MAC Insured)	500,000	553,525
Connecticut — 0.6%
State Connecticut Special Tax Revenue, Series B, 5.00%, 12/01/18	500,000	553,005
Florida — 0.8%
JEA Electric System Revenue, Sub-Series A, 5.00%, 10/01/18	650,000	713,999
Georgia — 1.2%
Georgia State GO, Series I, 5.00%, 11/01/17	1,000,000	1,065,090
Hawaii — 69.2%
Hawaii County GO, Series A, Callable 07/15/18 at 100, 5.00%, 07/15/21	120,000	131,064
Hawaii County GO, Series B, 5.00%, 07/15/16, (AMBAC Insured)	215,000	216,933
Hawaii County GO, Series B, 5.00%, 07/15/17, (AMBAC INSURED)	300,000	315,759

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii County GO, Series B, 5.00%, 09/01/17	1,000,000	1,057,560
Hawaii State Airports System Revenue, AMT, Callable 08/01/2023 at 100, 5.00%, 08/01/27	260,000	302,242
Hawaii State Airports System Revenue, Refunding AMT, 5.00%, 07/01/19	485,000	541,144
Hawaii State Airports System Revenue, Refunding, AMT, 5.00%, 07/01/21	2,000,000	2,335,360
Hawaii State Airports System Revenue, Refunding, AMT, Callable 07/01/21 at 100, 4.13%, 07/01/24	500,000	553,370
Hawaii State Department of Budget & Finance, Pacific Health Obligation, 5.00%, 07/01/17	680,000	713,102
Hawaii State Department of Budget & Finance, Pacific Health Obligation, 5.00%, 07/01/18	680,000	738,534
Hawaii State Department of Budget & Finance, Series A, Queens Health System, 3.00%, 07/01/17	2,000,000	2,051,320

The accompanying notes are an integral part of the financial statements.

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

April 30, 2016

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Department of Budget & Finance, Series A, Queens Health System, 4.00%, 07/01/18	600,000	639,798
Hawaii State Department of Budget & Finance, Series A, Queens Health System, 4.00%, 07/01/19	400,000	436,296
Hawaii State GO, Refunding Series EA, 5.00%, 12/01/18	500,000	553,415
Hawaii State GO, Refunding Series EF, Callable 11/01/22 at 100, 5.00%, 11/01/24	960,000	1,173,744
Hawaii State GO, Refunding Series EZ, Callable 10/01/25 at 100, 5.00%, 10/01/26	500,000	639,395
Hawaii State GO, Refunding Series DR, 4.00%, 06/01/16	500,000	501,480
Hawaii State GO, Refunding, Series EF, 5.00%, 11/01/17	750,000	798,465
Hawaii State GO, Refunding, Series EF, 5.00%, 11/01/18	500,000	551,835
Hawaii State GO, Refunding, Series EL, 3.00%, 08/01/17	1,000,000	1,029,390

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Refunding, Series EP, 5.00%, 08/01/19	500,000	565,685
Hawaii State GO, Refunding, Series EP, 5.00%, 08/01/20	500,000	582,620
Hawaii State GO, Refunding, Series EP, 5.00%, 08/01/22	1,000,000	1,223,130
Hawaii State GO, Series DQ, 5.00%, 06/01/17	375,000	392,734
Hawaii State GO, Series DT, 5.00%, 11/01/17	200,000	212,924
Hawaii State GO, Series EA, 4.00%, 12/01/20	1,000,000	1,130,950
Hawaii State GO, Series EA, Callable 12/01/21 at 100, 5.00%, 12/01/23	1,000,000	1,198,940
Hawaii State GO, Series EE, 4.00%, 11/01/22	1,020,000	1,191,605
Hawaii State GO, Series EH, Callable 08/01/23 at 100, 5.00%, 08/01/24	1,000,000	1,242,410
Hawaii State GO, Unrefunded Balance, Series DJ, Callable 04/01/17 at 100, 5.00%, 04/01/20, (AMBAC INSURED)	1,880,000	1,953,941

The accompanying notes are an integral part of the financial statements.

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

April 30, 2016

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Harbor System Revenue, Series A, 4.00%, 07/01/16	650,000	653,497
Hawaii State Highway Revenue, Refunding, Series B, 4.00%, 01/01/18	750,000	790,860
Hawaii State Highway Revenue, Series A, 4.00%, 01/01/17	325,000	332,423
Hawaii State Highway Revenue, Series A, 4.00%, 01/01/18	995,000	1,049,208
Hawaii State Highway Revenue, Series A, 5.00%, 01/01/20	500,000	572,440
Hawaii State Highway Revenue, Series A, 5.00%, 01/01/21	1,000,000	1,174,120
Hawaii State Highway Revenue, Series A, 4.00%, 01/01/21	1,000,000	1,128,900
Hawaii State Highway Revenue, Series B, 5.25%, 07/01/18, (AGM Insured)	500,000	548,305
Hawaii State Housing Finance & Development Corp., Series A, 2.35%, 07/01/17, (GNMA/FNMA Insured)	555,000	564,252

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Housing Finance & Development Corp., Series A, 2.70%, 07/01/18, (GNMA/FNMA Insured)	565,000	584,837
Honolulu City & County Board of Water Supply System Revenue, AMT, Series B, Callable 7/01/16 at 100, 5.25%, 07/01/21, (NATL-RE Insured)	1,335,000	1,344,759
Honolulu City & County Board of Water Supply System Revenue, Refunding, Series A, 5.00%, 07/01/23	500,000	621,420
Honolulu City & County Board of Water Supply System Revenue, Series A, 5.00%, 07/01/20	320,000	370,726
Honolulu City & County Board of Water Supply System Revenue, Series A, 5.00%, 07/01/22	650,000	789,737
Honolulu City & County Board of Water Supply System Revenue, Series A, Unrefunded Portion, Callable 07/01/16 at 100, 4.50%, 07/01/22, (NATL-RE Insured)	1,070,000	1,076,805

The accompanying notes are an integral part of the financial statements.

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

April 30, 2016

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County GO, Series A, 5.00%, 10/01/17	1,000,000	1,061,320
Honolulu City & County GO, Series A, 5.00%, 04/01/18	25,000	27,034
Honolulu City & County GO, Series A, 5.00%, 10/01/18	1,000,000	1,100,230
Honolulu City & County GO, Series A, 5.00%, 11/01/18	1,500,000	1,655,505
Honolulu City & County GO, Series A, 3.00%, 11/01/18	800,000	843,536
Honolulu City & County GO, Series A, Prerefunded, 4.00%, 08/01/16	245,000	247,085
Honolulu City & County GO, Series A, Prerefunded, 5.00%, 04/01/18	175,000	188,960
Honolulu City & County GO, Series A, Refunding, 5.00%, 10/01/19	1,000,000	1,137,670
Honolulu City & County GO, Series A, Unrefunded Portion, 4.00%, 08/01/16	255,000	257,175
Honolulu City & County GO, Series B, 5.00%, 08/01/16	625,000	631,844

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County GO, Series B, 5.00%, 08/01/19	1,000,000	1,132,060
Honolulu City & County GO, Series B, 5.00%, 11/01/20	500,000	586,670
Honolulu City & County GO, Series B, 5.00%, 11/01/21	955,000	1,149,562
Honolulu City & County GO, Series D, Callable 09/01/19 at 100, 5.25%, 09/01/23	1,000,000	1,143,230
Honolulu City & County Wastewater System Revenue, 1st Bond Resolution, Refunding, Senior Series A, 5.00%, 07/01/19	1,000,000	1,127,040
Honolulu City & County Wastewater System Revenue, 1st Bond Resolution, Refunding, Senior Series A, 5.00%, 07/01/20	1,000,000	1,161,620
Honolulu City & County Wastewater System Revenue, 1st Bond Resolution, Refunding, Senior Series A, 5.00%, 07/01/21	1,000,000	1,190,610

The accompanying notes are an integral part of the financial statements.

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

April 30, 2016

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County Wastewater System Revenue, 1st Bond Resolution, Refunding, Senior Series B, 4.00%, 07/01/19	480,000	526,070
Honolulu City & County Wastewater System Revenue, 1st Bond Resolution, Senior Series A, Callable 07/01/2022 at 100, 5.00%, 07/01/23	500,000	611,790
Honolulu City & County Wastewater System Revenue, 1st Bond Resolution, Senior Sub-Series A, 4.00%, 07/01/16	905,000	910,131
Honolulu City & County Wastewater System Revenue, 1st Bond Resolution, Series-B, 4.25%, 07/01/17, (NATL-RE Insured)	150,000	156,327
Honolulu City & County Wastewater System Revenue, Junior Series A, 5.00%, 07/01/19	800,000	900,032
Honolulu City & County Wastewater System Revenue, Senior Series A, 3.25%, 07/01/20	1,320,000	1,434,470

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County Wastewater System Revenue, Senior Series A, 4.00%, 07/01/21	1,005,000	1,143,178
Honolulu City & County Wastewater System Revenue, Senior 1st Bond Resolution, Series B, 5.00%, 07/01/20	500,000	580,810
Honolulu City & County Wastewater System Revenue, Senior 1st Bond Resolution, Series B, 4.00%, 07/01/21	500,000	570,355
Kauai County GO, Series A, 2.25%, 08/01/17	150,000	153,020
Kauai County GO, Series A, 3.00%, 08/01/20	295,000	318,163
Kauai County GO, Series A, 2.00%, 08/01/16	500,000	501,845
Maui County GO, Series B, 5.00%, 06/01/18	250,000	272,105
Maui County GO, Refunding, 4.00%, 06/01/16	500,000	501,400
Maui County GO, Refunding, 5.00%, 06/01/18	300,000	326,526

The accompanying notes are an integral part of the financial statements.

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

April 30, 2016

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Maui County GO, Refunding, 5.00%, 06/01/19	100,000	112,732
Maui County GO, Refunding, 5.00%, 06/01/20	530,000	616,750
Maui County GO, Refunding, 5.00%, 06/01/21	200,000	239,380
University Of Hawaii Revenue, Refunding, Series B, 4.00%, 10/01/23	500,000	585,035
University of Hawaii Revenue, Series A, 4.00%, 10/01/16	625,000	633,912
University of Hawaii Revenue, Series A, 2.00%, 10/01/18	230,000	236,180
		62,548,796
Idaho — 1.2%
Madison County School District No 321 Rexburg GO, Refunding, Series A, 4.00%, 08/15/18, (ID SLSTAX GTY Insured)	1,000,000	1,069,810
Indiana — 1.0%
Indiana Finance Authority Revenue, Refunding Facilities, 07/01/18 at 100, 5.00%, 07/01/20	865,000	942,383

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Iowa — 0.5%
University of Iowa Facilities Corp. Revenue, Medical Education & Biomed Research Facility, 3.75%, 06/01/18	435,000	459,965
Kansas — 1.7%
City of Wichita GO, Refunding, Sales Tax, Series E, 4.00%, 10/01/17	1,460,000	1,528,241
Michigan — 0.4%
Michigan Municipal Bond Authority Revenue, Prerefunded Portion Clean Water Revolving, Callable 10/01/16 at 100, 5.00%, 10/01/18	295,000	300,381
Michigan Municipal Bond Authority Revenue, Unrefunded Portion Clean Water Revolving, Callable 10/01/16 at 100, 5.00%, 10/01/18	70,000	71,233
		371,614
Missouri — 1.1%
Kansas City Special Obligation Refunding & Improvement Revenue, Series B, 5.00%, 08/01/18	450,000	490,113

The accompanying notes are an integral part of the financial statements.

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

April 30, 2016

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Missouri — (Continued)
St Charles County School District No R-IV Wentzville GO, Refunding, 4.00%, 03/01/19, (ST AID DIR DEP)	500,000	544,600
		1,034,713
Nevada — 0.7%
Clark County GO, Refunding Infrastructure Improvement, Series B, 4.00%, 07/01/18	585,000	625,365
New York — 0.6%
New York City GO, Series J, 5.00%, 08/01/18	470,000	513,983
Oklahoma — 1.9%
Cleveland County Educational Facilities Authority Revenue, 5.00%, 07/01/17	500,000	524,100
Cleveland County Educational Facilities Authority Revenue, 5.00%, 07/01/18	500,000	541,695
Oklahoma Development Finance Authority Health Refunding, INTEGRIS Baptist Medical Center, Series C, 5.00%, 08/15/16	455,000	460,769

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Oklahoma — (Continued)
Oklahoma Water Resources Board Loan Revenue, Series A, 5.00%, 10/01/20	200,000	234,414
		1,760,978
Oregon — 0.7%
Oregon State GO, University System Revenue, Series A, 5.00%, 08/01/16	100,000	101,095
Portland City, Water System Revenue, First Lien, Series A, 5.00%, 05/01/18	460,000	499,054
		600,149
Texas — 7.6%
Austin City of Water & Wastewater System Revenue, Refunding, Series A, 5.00%, 11/15/20	500,000	585,225
Bexar County GO, Edgewood Independent School District, Refunding, 4.00%, 08/15/21, (PSF-GTD Insured)	450,000	515,520
Carrollton City Improvement Revenue GO, 3.00%, 08/15/23	870,000	959,680

The accompanying notes are an integral part of the financial statements.

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

April 30, 2016

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Texas — (Continued)
Dallas Independent School District GO, Refunding, Series A, 5.00%, 08/15/19, (PSF-GTD Insured)	1,000,000	1,133,270
Harris County GO, Refunding Road, Series A, 5.00%, 10/01/20	1,000,000	1,171,600
Texas State GO, Unrefunded Portion Transportation Commission, 5.00%, 04/01/17	905,000	941,517
University of Texas, Finance System Revenue, Series B, Callable 08/15/16 at 100, 5.00%, 08/15/21	500,000	506,265
Ysleta Independent School District GO, Refunding, 4.00%, 08/15/19, (PSF-GTD Insured)	1,000,000	1,098,950
		6,912,027
Utah — 1.2%
Utah State Board of Regents, Student Loan Series EE-2, 5.00%, 11/01/17, (GTD STD LNS Insured)	1,000,000	1,061,850

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Virginia — 1.2%
Virginia Public School Authority Revenue, Series II, 5.00%, 04/15/17	1,000,000	1,042,080
Washington — 3.1%
County of King GO, Callable 12/01/22 at 100, 5.00%, 06/01/23	1,000,000	1,238,830
Klickitat County Public Utility District No 1, Unrefunded, Series B, Callable 12/01/16 at 100, 5.25%, 12/01/19, (NATL- RE Insured)	185,000	189,908
Snohomish County School District GO, Callable 12/01/16 at 100, 5.00%, 12/01/17, (NATL SCH BN GTY Insured)	200,000	205,148
Washington State, GO Various Purpose, Series D, 5.00%, 02/01/22	1,000,000	1,208,360
		2,842,246
Wisconsin — 1.9%
Milwaukee City GO, Promissory & Corporate Notes, Series N2, 5.00%, 05/01/20	400,000	461,776

The accompanying notes are an integral part of the financial statements.

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Concluded)

April 30, 2016

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Wisconsin — (Continued)
Wisconsin State GO, Refunding, Series 3, 5.00%, 11/01/22	1,000,000	1,228,220
		1,689,996
TOTAL MUNICIPAL BONDS (Cost $86,751,663)		88,435,905

	Shares

REGISTERED INVESTMENT COMPANY — 1.1%
Dreyfus Tax Exempt Cash Management Fund, Institutional Shares, 0.16%(a)	982,255	982,254

TOTAL REGISTERED INVESTMENT COMPANY (Cost $982,254)		982,254

TOTAL INVESTMENTS - 98.9% (Cost $87,733,917)		89,418,159
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.1%		1,020,156

NET ASSETS - 100.0%		$90,438,315

(a)	Floating or variable rate security. Rate disclosed is as of April 30, 2016.

Portfolio holdings are subject to change at any time.

AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
GTD STD LNS	Guaranteed Student Loans
ID SLSTAX GTY	Idaho Sales Tax Guaranty
MAC	Municipal Assurance Corp
NATL-RE	National Reinsurance Corp.
NATL SCH BN GTY	National School Board Guarantee
PSF-GTD	Permanent School Fund Guaranteed
ST AID DIR DEP	State Aid Direct Deposit

The accompanying notes are an integral part of the financial statements.

PACIFIC CAPITAL FUNDS

Statements of Assets and Liabilities

April 30, 2016

	Pacific Capital Tax-Free Securities Fund	Pacific Capital Tax-Free Short Intermediate Securities Fund
Assets
Investments, at value (Cost $283,067,277 and $87,733,917, respectively)	$297,696,916	$89,418,159
Receivable for capital shares sold	592,662	40,793
Dividends and interest receivable	3,532,371	1,096,551
Prepaid expenses and other assets	19,579	30,017
Total assets	301,841,528	90,585,520
Liabilities
Payable for investments purchased	1,133,643	—
Due to Custodian	6,345	4,855
Payable for distributions to shareholders	61,891	9,981
Payable for capital shares redeemed	47,351	76,830
Payable for administration and accounting fees	14,238	10,250
Payable for transfer agent fees	6,539	3,976
Accrued expenses	54,839	41,313
Total liabilities	1,324,846	147,205
Net Assets	$300,516,682	$90,438,315
Net Assets Consist of:
Capital stock, $0.01 par value	$ 288,581	$ 88,064
Paid-in capital	287,436,097	88,652,765
Undistributed net investment income	91	49
Accumulated net realized gain/(loss) from investments	(1,837,726)	13,195
Net unrealized appreciation on investments	14,629,639	1,684,242
Net Assets	$300,516,682	$90,438,315

Class Y:
Outstanding shares	28,858,106	8,806,371
Net asset value, offering and redemption price per share	$ 10.41	$ 10.27

The accompanying notes are an integral part of the financial statements.

PACIFIC CAPITAL FUNDS

Statements of Operations

For the Year Ended April 30, 2016

	Pacific Capital Tax-Free Securities Fund	Pacific Capital Tax-Free Short Intermediate Securities Fund
Investment Income
Interest	$6,887,480	$1,545,264

Total investment income	6,887,480	1,545,264

Expenses
Advisory fees (Note 2)	464,230	243,075
Administration and accounting fees (Note 2)	80,878	47,776
Printing and shareholder reporting fees	31,047	15,076
Audit fees	28,978	26,481
Transfer agent fees (Note 2)	25,850	31,002
Custodian fees (Note 2)	19,440	17,112
Trustees’ and officers’ fees (Note 2)	14,925	4,464
Legal fees	14,511	17,556
Registration and filing fees	2,402	2,332
Other expenses	8,713	19,172

Total expenses before waivers and reimbursements	690,974	424,046

Less: waivers and reimbursements (Note 2)	(464,230)	(243,075)

Net expenses after waivers and reimbursements	226,744	180,971

Net investment income	6,660,736	1,364,293

Net realized and unrealized gain/(loss) from investments:
Net realized gain/(loss) from investments	(93,995)	231,043
Net change in unrealized appreciation/(depreciation) on investments	4,465,093	649,670

Net realized and unrealized gain on investments	4,371,098	880,713

Net increase in net assets resulting from operations	$11,031,834	$2,245,006

The accompanying notes are an integral part of the financial statements.

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Statements of Changes in Net Assets

	Year Ended April 30, 2016	Year Ended April 30, 2015
Increase/(Decrease) in Net Assets from Operations:
Net investment income	$6,660,736	$6,760,871
Net realized loss from investments	(93,995)	(65,824)
Net change in unrealized appreciation/(depreciation) on investments	4,465,093	1,348,966

Net increase in net assets resulting from operations	11,031,834	8,044,013

Less Dividends and Distributions to Shareholders from:
Net investment income	(6,660,645)	(6,760,871)

Net decrease in net assets from dividends and distributions to shareholders	(6,660,645)	(6,760,871)

Increase/(Decrease) in Net Assets Derived from Capital Share Transactions (Note 4)	84,856,578	(8,765,366)

Total increase/(decrease) in net assets	89,227,767	(7,482,224)

Net assets
Beginning of year	211,288,915	218,771,139

End of year	$300,516,682	$211,288,915

Undistributed net investment income, end of year	$91	$—

The accompanying notes are an integral part of the financial statements.

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Statements of Changes in Net Assets

	Year Ended April 30, 2016	Year Ended April 30, 2015
Increase/(Decrease) in Net Assets from Operations:
Net investment income	$1,364,293	$1,385,546
Net realized gain/(loss) from investments	231,043	(23,541)
Net change in unrealized appreciation/(depreciation) on investments	649,670	285,828

Net increase in net assets resulting from operations	2,245,006	1,647,833

Less Dividends and Distributions to Shareholders from:
Net investment income	(1,364,293)	(1,385,546)

Net decrease in net assets from dividends and distributions to shareholders	(1,364,293)	(1,385,546)

Increase/(Decrease) in Net Assets Derived from Capital Share Transactions (Note 4)	(42,936,644)	23,560,620

Total increase/(decrease) in net assets	(42,055,931)	23,822,907

Net assets
Beginning of year	132,494,246	108,671,339

End of year	$90,438,315	$132,494,246

Undistributed net investment income, end of year	$49	$49

The accompanying notes are an integral part of the financial statements.

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Financial Highlights

Contained below is per share operating performance data for Class Y Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

Class Y Shares	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012
Per Share Operating Performance
Net asset value, beginning of year	$10.24	$10.18	$10.51	$10.41	$9.92

Net investment income	0.30	0.33	0.33	0.34	0.38
Net realized and unrealized gain/(loss) from investments	0.17	0.06	(0.33)	0.11	0.49

Net increase in net assets resulting from operations	0.47	0.39	—	0.45	0.87

Dividends and distributions to shareholders from:
Net investment income	(0.30)	(0.33)	(0.33)	(0.35)	(0.38)

Net asset value, end of year	$10.41	$10.24	$10.18	$10.51	$10.41

Total investment return(1)	4.63%	3.87%	0.11%	4.40%	8.92%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$300,517	$211,289	$218,771	$303,624	$251,290
Ratio of expenses to average net assets	0.10%	0.12%	0.11%	0.10%	0.15%
Ratio of expenses to average net assets without waivers and expense reimbursements(2)	0.30%	0.32%	0.31%	0.30%	0.35%
Ratio of net investment income to average net assets	2.87%	3.21%	3.30%	3.28%	3.71%
Portfolio turnover rate	17.57%	16.60%	5.35%	14.78%	29.36%

(1)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.
(2)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Financial Highlights

Contained below is per share operating performance data for Class Y Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

Class Y Shares	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012
Per Share Operating Performance
Net asset value, beginning of Year	$10.19	$10.17	$10.30	$10.33	$10.28

Net investment income	0.12	0.10	0.12	0.17	0.19
Net realized and unrealized gain/(loss) from investments	0.08	0.02	(0.13)	(0.03)	0.05

Net increase/(decrease) in net assets resulting from operations	0.20	0.12	(0.01)	0.14	0.24

Dividends and distributions to shareholders from:
Net investment income	(0.12)	(0.10)	(0.12)	(0.17)	(0.19)

Net asset value, end of Year	$10.27	$10.19	$10.17	$10.30	$10.33

Total investment return(1)	1.93%	1.23%	(0.09)%	1.39%	2.37%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$90,438	$132,494	$108,671	$62,564	$52,442
Ratio of expenses to average net assets	0.15%	0.13%	0.19%	0.25%	0.30%
Ratio of expenses to average net assets without waivers and expense reimbursements(2)	0.35%	0.33%	0.39%	0.45%	0.50%
Ratio of net investment income to average net assets	1.12%	1.02%	1.15%	1.62%	1.86%
Portfolio turnover rate	18.87%	24.07%	26.98%	23.97%	40.55%

(1)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.
(2)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

PACIFIC CAPITAL FUNDS

Notes to Financial Statements

April 30, 2016

1. Organization and Significant Accounting Policies

The Pacific Capital Tax-Free Securities Fund and Pacific Capital Tax-Free Short Intermediate Securities Fund (each a “Fund” and together the “Funds”) are non-diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds are each a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Funds are each authorized to issue and offer Class Y shares.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by each Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of such investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2016

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	quoted prices in active markets for identical securities;

● Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

● Level 3 —	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The fair value of a Fund’s bonds are generally based on quotes received from brokers of independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2016, in valuing the Funds’ investments carried at fair value:

Funds	Total Value at 04/30/16	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Pacific Capital Tax-Free Securities Fund
Municipal Bonds	$287,298,532	$—	$287,298,532	$—
Registered Investment Company	10,398,384	10,398,384	—	—

Total	$297,696,916	$10,398,384	$287,298,532	$—

Pacific Capital Tax-Free Short Intermediate Securities Fund
Municipal Bonds	$88,435,905	$—	$88,435,905	$—
Registered Investment Company	982,254	982,254	—	—

Total	$89,418,159	$982,254	$88,435,905	$—

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2016

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of a Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values a Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Funds to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Funds to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Funds have an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Funds have an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2016, there were no transfers between Levels 1, 2 and 3.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities, which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2016

Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by a Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and make the requisite distributions to such Fund’s shareholders, which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, a Fund may enter into contracts that provide general indemnifications. A Fund’s maximum exposure under these arrangements is dependent on claims that may be made against it in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Investment advisory services are provided to the Funds by the Asset Management Group of Bank of Hawaii (the “Adviser”). Under terms of an advisory agreement, each Fund is charged an annual fee of 0.20% which is computed daily and paid monthly based upon average daily net assets. The Adviser has agreed to waive its advisory fee (the “Waiver”). The Waiver will remain in effect until August 31, 2016. The Waiver may not be terminated at any time prior to that date without the consent of the Board of Trustees of FundVantage Trust (the “Trust”).

Fee rates for the period May 1, 2015 through April 30, 2016, were as follows:

	Maximum Annual Advisory Fee	Net Annual Fees Paid After Contractual Waivers
Pacific Capital Tax-Free Securities Fund	0.20%	0.00%
Pacific Capital Tax-Free Short Intermediate Securities Fund	0.20%	0.00%

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2016

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Funds. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing transfer agency services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Funds.

The Trustees of the Trust who are not officers or employees of an investment adviser, sub-adviser or other service provider to the Trust receive compensation in the form of an annual retainer and per meeting fees for their services as a Trustee. The remuneration paid to the Trustees by the Funds during the year ended April 30, 2016 was $10,567 for the Pacific Capital Tax-Free Securities Fund and $5,908 for the Pacific Capital Tax-Free Short Intermediate Securities Fund. Certain employees of BNY Mellon serve as Officers of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2016, aggregate purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

	Purchases	Sales

Pacific Capital Tax-Free Securities Fund	$115,400,644	$39,803,048
Pacific Capital Tax-Free Short Intermediate Securities Fund	22,138,082	59,142,792

The Funds are permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in the procedures adopted by the Board of Trustees of the Funds. The procedures have been designed to provide assurances that any purchase or sale of securities by the Funds from or to another fund that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Trustees and/or common officers complies with Rule 17a-7 under the 1940 act. Further, as defined under the procedures, each transaction is effective at the current market price.

For the year ended April 30, 2016, the Funds engaged in security transactions with affiliated funds with proceeds from sales of $8,128,542 and net realized gain from sales of $62,935.

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2016

4. Capital Share Transactions

For the year ended April 30, 2016 and 2015, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2016		For the Year Ended April 30, 2015

	Shares	Amount	Shares	Amount

Pacific Capital Tax-Free Securities Fund
Class Y
Sales	11,866,463	$122,287,522	3,845,839	$39,529,904
Reinvestments	8,557	87,884	9,416	97,044
Redemptions	(3,654,433)	(37,518,828)	(4,705,924)	(48,392,314)

Net increase/(decrease)	8,220,587	$84,856,578	(850,669)	$(8,765,366)

Pacific Capital Tax-Free Short Intermediate Securities Fund
Class Y
Sales	1,972,508	$20,160,254	4,995,737	$50,916,174
Reinvestments	626	6,396	636	6,485
Redemptions	(6,171,817)	(63,103,294)	(2,681,690)	(27,362,039)

Net increase/(decrease)	(4,198,683)	$(42,936,644)	2,314,683	$23,560,620

5. Federal Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state, and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2016

The tax character of distributions paid during the year ended April 30, 2016, were as follows:

	Net Investment Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
Pacific Capital Tax-Free Securities Fund	$18,858	$—	$18,858	$6,636,132	$6,654,990
Pacific Capital Tax-Free Short Intermediate Securities Fund	163	—	163	1,365,325	1,365,488

*	Distributions will not tie to Statement of Changes because distributions are recognized when actually paid for tax purposes.

The tax character of distributions paid during the year ended April 30, 2015, were as follows:

	Net Investment Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
Pacific Capital Tax-Free Securities Fund	$30,761	$—	$30,761	$6,774,046	$6,804,807
Pacific Capital Tax-Free Short Intermediate Securities Fund	2,736	—	2,736	1,387,697	1,390,433

*	Distributions will not tie to Statement of Changes because distributions are recognized when actually paid for tax purposes.

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Tax-Exempt Income	Qualified Late-Year Losses	Undistributed Long-Term Capital Gains	Distributions Payable	Capital Loss Carryforwards	Unrealized Appreciation
Pacific Capital Tax-Free Securities Fund	$61,983	$(882)	$ —	$(61,891)	$(1,836,843)	$14,629,639

Pacific Capital Tax-Free Short Intermediate Securities Fund	10,030	—	13,196	(9,981)	—	1,684,242

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gain is reported as ordinary income for federal income tax purposes.

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2016

The cost for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation as of April 30, 2016 is as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation

Pacific Capital Tax-Free Securities Fund	$283,067,277	$14,655,505	$(25,866)	$14,629,639
Pacific Capital Tax-Free Short Intermediate Securities Fund	87,733,917	1,688,281	(4,039)	1,684,242

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2016, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2016. For the year ended April 30, 2016, the Funds deferred to May 1, 2016 the following losses:

	Short-Term Capital Loss Deferral	Long-Term Capital Loss Deferral
Pacific Capital Tax-Free Securities Fund	$237	$645
Pacific Capital Tax-Free Short Intermediate Securities Fund	—	—

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2016 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law.

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2016

As of April 30, 2016, the Funds had pre-enactment net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Expires April 30, 2018

Pacific Capital Tax-Free Securities Fund	$237,475
Pacific Capital Tax-Free Short Intermediate Securities Fund	—

As of April 30, 2016, the Funds’ post-enactment capital loss carryforward which were short-term losses and long-term losses and had an unlimited period of capital loss carryover were as follows:

	Post-Enactment Unlimited Period of Net Capital Loss Carryforward

	Short-Term	Long-Term

Pacific Capital Tax Free Securities Fund	$602,544	$996,824
Pacific Capital Tax Free Short Intermediate Securities Fund	—	—

During the year ended April 30, 2016, the Pacific Capital Tax-Free Short Intermediate Securities Fund utilized $213,778 of prior year capital loss carryforward.

6. Concentration of Credit Risk

The Funds primarily invest in debt obligations issued by the state of Hawaii and its political subdivisions, agencies, and public authorities to obtain funds for various public purposes. The Funds are more susceptible to factors adversely affecting issues of Hawaii municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent.

7. Debt Investment Risk

Debt investments are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates. There is a risk that an issuer of a Fund’s debt investments may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Securities such as high-yield/high-risk bonds, e.g., bonds with low credit ratings by Moody’s (Ba or lower) or Standard & Poor’s (BB and lower) or if unrated are of comparable quality as determined by the manager, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Debt investments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise.

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Concluded)

April 30, 2016

8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date that the financial statements were issued, and has determined that there were no following subsequent events requiring recognition or disclosure in the financial statements.

PACIFIC CAPITAL FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

Pacific Capital Tax-Free Securities Fund and the

Pacific Capital Tax-Free Short Intermediate Securities Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Pacific Capital Tax-Free Securities Fund and the Pacific Capital Tax-Free Short Intermediate Securities Fund (the “Funds”) at April 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 28, 2016

PACIFIC CAPITAL FUNDS

Shareholder Tax Information

(Unaudited)

The Funds are required by Subchapter M of the Internal Revenue Code, to advise their shareholders of the U.S. federal tax status of distributions received by the Funds’ shareholders in respect of such fiscal year.

The tax character of distributions paid during the year ended April 30, 2016 were as follows:

	Net Investment Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*

Pacific Capital Tax-Free Securities Fund	$18,858	$—	$18,858	$6,636,132	$6,654,990
Pacific Capital Tax-Free Short Intermediate Securities Fund	163	—	163	1,365,325	1,365,488

*	Distributions will not tie to Statement of Changes because distributions are recognized when actually paid for tax purposes.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 100%.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2016. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2017.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

PACIFIC CAPITAL FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 678-6034 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Advisory Agreement

At an in-person meeting held on March 22-23, 2016 (the “Meeting”), the Board of Trustees (“Board” or “Trustees”) of FundVantage Trust (“Trust”), including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the advisory agreement between Asset Management Group of Bank of Hawaii (the “Adviser” or “AMG”) and the Trust on behalf of the Pacific Capital Tax-Free Securities Fund (“Pacific Capital TF Fund”) and the Pacific Capital Tax-Free Short Intermediate Securities Fund (“Pacific Capital TFSI Fund”) (together, the “Funds”) (the “Agreement”). In determining whether to continue the Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser provided regarding (i) services performed for the Funds, (ii) the size and qualifications of their portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Funds, (iv) investment performance, (v) the capitalization and financial condition of AMG, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Funds and other clients, (viii) results of any regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on AMG’s ability to service the Funds, and (x) compliance with the Funds’ investment objectives, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements. The Trustees noted the reports and discussions with portfolio managers provided at Board meetings throughout the year covering matters such as the relative performance of the Funds; compliance with the investment objectives, policies, strategies and limitations for the Funds; the compliance of management

PACIFIC CAPITAL FUNDS

Other Information

(Unaudited)

personnel with the applicable code of ethics; and the adherence to fair value pricing procedures as established by the Board. The Trustees noted that each year, they receive a memorandum from legal counsel regarding the legal standard applicable to their review of the Agreement. The Trustees noted that each year, they receive a memorandum from legal counsel regarding the legal standard applicable to their review of the Agreement.

Representatives from AMG attended the Meeting telephonically and discussed AMG’s history, performance and investment strategy in connection with the proposed continuation of the Agreement and answered questions from the Board.

The Trustees considered the investment performance for the Funds and AMG. The Trustees reviewed the historical performance charts for the one year, three year, five year, ten year and since inception periods ended December 31, 2015, as applicable, for (i) the Funds; (ii) the Barclays Capital Hawaii Municipal Bond Index and Barclays Capital Hawaii 3-Year Municipal Bond Index, the benchmarks for the Pacific Capital TF Fund and Pacific Capital TFSI Fund, respectively; (iii) the Morningstar National Intermediate Municipal funds category, the Pacific Capital TF Fund’s applicable Morningstar peer group; and (iv) the Morningstar Municipal Short funds category, the Pacific Capital TFSI Fund’s applicable Morningstar peer group. The Trustees also reviewed the historical performance charts for the Funds as compared to the median of the Lipper “Other States” Intermediate Municipal Debt Funds category and the median of other funds with an “Other States” Short-Intermediate Municipal Debt Fund (OSS) investment classification (the “OSS Category”), the comparative peer groups for the Pacific Capital TF Fund and Pacific Capital TFSI Fund, respectively, for the year to date, one-year, two-year, three-year and since inception periods ended December 31, 2015, as applicable. The Trustees considered the short term and long term performance of the Funds, as applicable. The Trustees noted that they considered performance reports provided at Board meetings throughout the year. The Trustees took note of the various periods where each outperformed, underperformed or performed in line with its respective Lipper and Morningstar peer groups and benchmark. The Trustees discussed with AMG the reasons behind the performance results for each Fund. In the case of each Fund with performance that lagged a relevant peer group or benchmark for certain periods (but not necessarily all periods), the Trustees considered other factors that supported the continuation of the Agreement, including the following: (i) that the Adviser’s investment decisions, such as security selection and sector allocation, contributing to such underperformance were consistent with the Fund’s investment objective and policies and (ii) that shorter-term or longer-term performance, as applicable, was competitive when compared to the performance of relevant peer groups or benchmarks. Taking note of AMG’s discussion of (i) the various factors contributing to the Funds’ performance and (ii) its continuing commitment to the Funds’ current investment strategies, the Trustees concluded that the performance of each Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

The Adviser provided information regarding its advisory fees and an analysis of these fees in relation to the delivery of services to the Funds and any other ancillary benefit resulting from the Adviser’s relationship

PACIFIC CAPITAL FUNDS

Other Information

(Unaudited)

with the Funds. The Trustees considered the fees that the Adviser charges to other clients, and evaluated the explanations provided by AMG as to differences in fees charged to the Pacific Capital TF Fund as compared to the Hawaiian Tax-Free Trust. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the Funds versus other similarly managed funds. The Trustees concluded that the advisory fees and services provided by the Adviser are consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Funds based on the information provided at the Meeting.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to the Funds:

Pacific Capital Tax-Free Securities Fund. With respect to advisory fees and expenses, the gross advisory fee and net total expense ratio for the Fund were lower than the median of the gross advisory fee and net total expense ratio of funds with a similar share class in the Lipper “Other States” Intermediate Municipal Debt Funds category with $250 million or less in assets. The Trustees also considered that the Adviser was currently voluntarily waiving its entire advisory fee with respect to the Fund. With respect to performance, the Fund outperformed the median of the Lipper “Other States” Intermediate Municipal Debt Funds category for the year to date, one year, two year, three-year, five-year and ten-year periods ended December 31, 2015, and was equal for the since inception period ended December 31, 2015. The Trustees also considered that the Fund outperformed the Morningstar National Intermediate Municipal funds category for the one year and three year periods ended December 31, 2015 and underperformed for the five year and ten year periods ended December 31, 2015. With respect to the Fund’s benchmark, the Fund underperformed for the one-year, three-year, five-year and ten-year periods ended December 31, 2015. Based upon their review, the Trustees concluded that the Fund’s performance was satisfactory and that the advisory fee was reasonable in light of the high quality of services received by the Fund from AMG.

Pacific Capital Tax-Free Short Intermediate Securities Fund. With respect to advisory fees and expenses, the gross advisory fee and net total expense ratio for the Fund were lower than median of the gross advisory fee and net total expense ratio of funds with a similar share class in the OSS Category with $250 million or less in assets. The Trustees also considered that the Adviser was currently voluntarily waiving its entire advisory fee with respect to the Fund. With respect to performance, the Fund outperformed the median of the OSS Category with $250 million or less in assets for the year-to-date, one-year and three-year periods ended December 31, 2015 and underperformed for the two year, five year, ten year and since inception periods ended December 31, 2015. The Fund underperformed the Morningstar Municipal Short funds average for the one-year, three-year, five-year and ten-year periods period ended December 31, 2015. With respect to the Fund’s benchmark, the Fund outperformed for the one-year period ended December 31, 2015 and underperformed for the three-year, five-year and ten-year periods ended December 31,

PACIFIC CAPITAL FUNDS

Other Information

(Unaudited)

2015. Based upon their review, the Trustees concluded that the Fund’s performance was satisfactory and that the advisory fee was reasonable in light of the high quality of services received by the Fund from AMG.

The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of senior personnel. In evaluating the quality of services to be provided by the Adviser, the Board took into account its familiarity with the Adviser’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Adviser’s compliance policies and procedures and reports regarding the Adviser’s compliance operations from the Trust’s Chief Compliance Officer. The Board also considered any potential conflicts of interest that may arise in a portfolio manager’s management of the Funds’ investments on the one hand, and the investments of other accounts, on the other. The Trustees reviewed the services provided to the Funds by the Adviser and concluded that the nature, extent and quality of the services provided were appropriate and consistent with the terms of the Agreement, that the quality of the proposed services appeared to be consistent with industry norms and that the Funds are likely to benefit from the continued receipt of those services. They also concluded that the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract and retain qualified personnel.

The Trustees considered the costs of the services provided by the Adviser, the compensation and benefits received by the Adviser in providing services to the Funds, as well as the Adviser’s profitability. The Trustees were provided with a profitability analysis prepared by the Adviser with respect to the Funds and the most recent financial statements for Bank of Hawaii Corporation, the parent company of the Adviser, for the year ended December 31, 2015. The Trustees noted that the Adviser’s level of profitability is an appropriate factor to consider, and the Trustees should be satisfied that the Adviser’s profits are sufficient to continue as a healthy concern generally and as investment adviser of the Funds specifically. The Trustees concluded that the Adviser’s contractual advisory fee level was reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall expense ratio of the fund was reasonable, taking into account the quality of services provided by AMG and the current size and projected growth of the Funds during the renewal term.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Funds grow, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board noted that economies of scale may be achieved at higher asset levels for each Fund for the benefit of Fund shareholders, but that because such economies of scale did not yet exist and were not likely to exist in the near term, it was not appropriate to incorporate a mechanism for sharing the benefit of such economies with Fund shareholders in the advisory fee structure at this time.

PACIFIC CAPITAL FUNDS

Other Information

(Unaudited)

In voting to approve the continuation of the Agreement, the Board considered all factors it deemed relevant and the information presented to the Board by the Adviser. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his or her own judgment. The Board determined that the continuation of the Agreement would be in the best interests of the Funds and their shareholders. As a result, the Board, including a majority of the Independent Trustees, unanimously approved the continuation of the Agreement for an additional one year period.

PACIFIC CAPITAL FUNDS

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 678-6034.

PACIFIC CAPITAL FUNDS

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for each Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (888) 678-6034.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	33	Optimum Fund Trust (registered investment company) (6 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	33	None.

PACIFIC CAPITAL FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2016.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	33	None.
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	33	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).

PACIFIC CAPITAL FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	33	None.

1Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

PACIFIC CAPITAL FUNDS

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
DAVID C. LEBISKY Date of Birth: 5/72	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2015.

Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

[THIS PAGE INTENTIONALLY LEFT BLANK.]

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[THIS PAGE INTENTIONALLY LEFT BLANK.]

Investment Adviser

Asset Management Group of Bank of Hawaii

130 Merchant Street, Suite 370

Honolulu, HI 96813

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

PAC-0416

of

FundVantage Trust

Pacific Capital Tax-Free Securities

Fund

Pacific Capital Tax-Free Short

Intermediate Securities Fund

ANNUAL REPORT

April 30, 2016

This report is submitted for the general information of the shareholders of the Pacific Capital Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Pacific Capital Funds.

PEMBERWICK FUND

Annual Investment Advisor’s Report

April 30, 2016

(Unaudited)

We are pleased to present the Pemberwick Fund annual report covering the year from May 1, 2015 through April 30, 2016. Portfolio performance information, market commentary and our outlook for the year ended April 30, 2016 follows. We encourage you to carefully review the enclosed information to stay informed.

PORTFOLIO PERFORMANCE AND MARKET REVIEW:

From May 1, 2015 through April 30, 2016 Pemberwick Fund (“Pemberwick”) generated a periodic total investment return of 0.85% net of expenses. The Portfolio’s primary benchmark, the Barclays Capital 1- 3 year Government/Credit Index, returned 1.10% during the same period. Since its inception on February 1, 2010, Pemberwick has generated a return net of expenses of 1.22% vs. the Barclay benchmark return of 1.29% for the same period. The Barclay benchmark index does not reflect any expenses or transaction costs. Pemberwick generated a return before expenses but after transaction costs of 1.24% for the year ended April 30, 2016 and 1.64% since inception.

During the year ended April 30, 2016, Pemberwick continued its strategy of building a portfolio of investment grade bonds with laddered maturities, therefore generating favorable returns without taking on significant duration or interest rate risk. In addition, Pemberwick has continued to concentrate its investments in investment grade floating and fixed rate bonds issued by financial institutions with assets greater than $200 billion and securities issued by the US Treasury and Agencies. Current yields on bonds issued by said financial institutions, which made up approximately 69% of the Pemberwick portfolio as of April 30, 2016, have decreased in the past fiscal year. In addition, short term yields in general remained at historically low levels as of April 30, 2016. We are pleased with Pemberwick’s performance given these circumstances.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 447-4785. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

1

PEMBERWICK FUND

Annual Investment Advisor’s Report (Concluded)

April 30, 2016

(Unaudited)

PORTFOLIO POSITIONING:

Pemberwick Fund continues to be invested primarily in investment grade fixed and floating rate securities issued by financial institutions with assets greater than $200 billion and securities issued by the US Treasury and Agencies. In addition, Pemberwick currently has approximately 9% of its assets invested in short-term securities with maturities of approximately 30 days. Pemberwick’s net assets have increased by approximately 4.6% during fiscal year ended April 30, 2016: net assets have increased from approximately $170 million as of April 30, 2015 to approximately $177.8 million as of April 30, 2016.

Pemberwick Investment Advisors LLC

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2016 and reflects the views of the investment advisor at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

2

PEMBERWICK FUND

Annual Report

Performance Data

April 30, 2016

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Pemberwick Fund

vs. Barclays Capital 1-3 Year Government/Credit Index

Average Annual Total Returns for the Periods Ended April 30, 2016
	1 Year	3 Year	5 Year	Since Inception*
Pemberwick Fund	0.85%	0.76%	0.92%	1.22%
Barclays Capital 1-3 Year Government/Credit Index	1.10%	0.95%	1.07%	1.29%

*

The Pemberwick Fund (the “Fund”) commenced operations on February 1, 2010. Benchmark performance is from the commencement date of the Fund only and is not the commencement date of the benchmark itself. The benchmark does not reflect any expenses or transaction costs.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 447-4785. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s “Total Annual Fund Operating Expenses” as stated in the current prospectus dated September 1, 2015, are 0.74%, of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Pemberwick voluntarily waives 35 basis points of the annual investment advisory fee Pemberwick is entitled to receive from the Fund pursuant to the advisory agreement between Pemberwick and the Fund. Such waiver will continue until Pemberwick notifies the Fund of a change in its voluntary waiver or its discontinuation. This waiver is not reflected in the table above and may be discontinued at any time at the discretion of Pemberwick. Total returns reflect the waiver of advisory fees. Had these waivers not been in effect, performance quoted would have been lower.

3

PEMBERWICK FUND

Annual Report

Performance Data

April 30, 2016

(Unaudited)

The Fund intends to evaluate performance as compared to that of the Barclays Capital 1-3 Year Government/Credit Index. The Barclays Capital 1-3 Year Government/Credit Index is an unmanaged market index and should not be considered indicative of any Pemberwick investment. It is impossible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund is subject to the risks of the fixed-income securities in its portfolio such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few issuers or sectors. The Fund could fluctuate in value more than a diversified fund.

4

PEMBERWICK FUND

Fund Expense Disclosure

April 30, 2016

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2015, through April 31, 2016 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

PEMBERWICK FUND

Fund Expense Disclosure (Concluded)

April 30, 2016

(Unaudited)

	Pemberwick Fund

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period*
Actual	$1,000.00	$1,005.90	$1.95
Hypothetical (5% return before expenses)	1,000.00	1,022.92	1.96

*

Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2016 of 0.39% for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) then divided by 366 days. The Fund’s ending account values on the first line in each table are based on the actual six-month total return for the Fund of 0.59%.

6

PEMBERWICK FUND

Portfolio Holdings Summary Table

April 30, 2016

(Unaudited)

The following table presents a summary by security type of the portfolio holdings of the Fund:

	% of Net
	Assets	Value
SECURITY TYPE:
Corporate Bonds and Notes	65.7%	$116,765,215
U.S. Treasury Obligations	21.3	37,986,315
U.S. Government Agency Obligations	2.8	4,957,606
Collateralized Mortgage Obligations	1.2	2,073,780
Other Assets In Excess of Liabilities	9.0	16,025,113
NET ASSETS	100.0%	$177,808,029

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

7

PEMBERWICK FUND

Portfolio of Investments

April 30, 2016

	Par Value($)	Value($)

CORPORATE BONDS AND NOTES — 65.7%
Basic Materials — 0.0%
Praxair, Inc. 1.05%, 11/07/2017	15,000	14,977
Praxair, Inc. 1.25%, 11/07/2018	30,000	30,045

		45,022

Communications — 3.5%
AT&T, Inc. 1.40%, 12/01/2017	15,000	15,007
AT&T, Inc. 1.55%, 11/27/2018 (a)	2,000,000	2,005,046
Cisco Systems, Inc. 1.65%, 06/15/2018	75,000	76,050
Cisco Systems, Inc. 4.95%, 02/15/2019	25,000	27,565
Cisco Systems, Inc. 2.13%, 03/01/2019	30,000	30,786
eBay, Inc. 1.35%, 07/15/2017	50,000	49,987
Verizon Communications, Inc. 1.41%, 06/17/2019 (a)	3,000,000	3,003,834
Walt Disney Co. (The) 0.88%, 05/30/2017	17,000	17,023
Walt Disney Co. (The) 5.88%, 12/15/2017	30,000	32,341
Walt Disney Co. (The) 1.65%, 01/08/2019	17,000	17,287
Walt Disney Co. (The) 0.95%, 05/30/2019 (a)	1,000,000	997,074

		6,272,000

Consumer, Cyclical — 2.4%
Daimler Finance North America, LLC 2.63%, 09/15/2016	2,000,000	2,012,690

	Par Value($)	Value($)

CORPORATE BONDS AND NOTES — (Continued)
Consumer, Cyclical — (Continued)
Home Depot, Inc. (The) 2.00%, 06/15/2019	30,000	30,710
Mcdonald’s Corp. 5.30%, 03/15/2017	25,000	25,944
Mcdonald’s Corp. 5.35%, 03/01/2018	10,000	10,763
Toyota Motor Credit Corp. 1.38%, 01/10/2018	30,000	30,175
Toyota Motor Credit Corp. 2.00%, 10/24/2018	25,000	25,471
Toyota Motor Credit Corp. 2.10%, 01/17/2019	68,000	69,429
VF Corp. 5.95%, 11/01/2017	35,000	37,472
Volkswagen International Finance NV 1.60%, 11/20/2017	2,000,000	1,987,544
Wal-Mart Stores, Inc. 1.00%, 04/21/2017	30,000	30,092
Wal-Mart Stores, Inc. 1.13%, 04/11/2018	40,000	40,223

		4,300,513

Consumer, Non-cyclical — 3.1%
Amgen, Inc. 1.25%, 05/22/2017	1,000,000	1,001,818
Anheuser-busch Inbev Finance, Inc. 1.13%, 01/27/2017	2,000,000	2,004,896
Coca-cola Co. (The) 1.65%, 03/14/2018	30,000	30,462
Danaher Corp. 1.65%, 09/15/2018	14,000	14,210
Danaher Corp. 2.40%, 09/15/2020	25,000	25,816

The accompanying notes are an integral part of the financial statements.

8

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2016

	Par Value($)	Value($)

CORPORATE BONDS AND NOTES — (Continued)
Consumer, Non-cyclical — (Continued)
Diageo Capital PLC 5.75%, 10/23/2017	2,000,000	2,132,972
Glaxosmithkline Capital PLC 1.50%, 05/08/2017	15,000	15,101
Glaxosmithkline Capital, Inc. 5.65%, 05/15/2018	15,000	16,376
Johnson & Johnson 0.70%, 11/28/2016	54,000	54,056
Johnson & Johnson 1.13%, 03/01/2019	30,000	30,090
Pepsico, Inc. 1.00%, 10/13/2017	30,000	30,064
Pepsico, Inc. 1.50%, 02/22/2019	15,000	15,168
Pepsico, Inc. 2.15%, 10/14/2020	60,000	61,709

		5,432,738

Energy — 2.1%
BP Capital Markets PLC 1.85%, 05/05/2017	3,150,000	3,172,900
Chevron Corp. 1.10%, 12/05/2017	15,000	15,012
Chevron Corp. 1.37%, 03/02/2018	50,000	50,224
Chevron Corp. 1.72%, 06/24/2018	35,000	35,345
Chevron Corp. 1.79%, 11/16/2018	50,000	50,656
Chevron Corp. 4.95%, 03/03/2019	20,000	21,950
Conocophillips 6.65%, 07/15/2018	25,000	27,225
Conocophillips 6.00%, 01/15/2020	20,000	22,602

	Par Value($)	Value($)

CORPORATE BONDS AND NOTES — (Continued)
Energy — (Continued)
Conocophillips Co. 1.50%, 05/15/2018	30,000	29,855
Eog Resources, Inc. 5.63%, 06/01/2019	15,000	16,546
Exxon Mobil Corp. 1.82%, 03/15/2019	100,000	101,562
Halliburton Co. 1.00%, 08/01/2016	70,000	70,016
Occidental Petroleum Corp. 1.50%, 02/15/2018	60,000	60,071
Statoil ASA 1.25%, 11/09/2017	30,000	30,021
Statoil ASA 1.95%, 11/08/2018	10,000	10,118
Statoil ASA 5.25%, 04/15/2019	15,000	16,538

		3,730,641

Financial — 44.9%
American Express Bank FSB 0.74%, 06/12/2017 (a)	405,000	403,448
American Express Bank FSB 6.00%, 09/13/2017	950,000	1,008,096
American Express Credit Corp. 1.13%, 06/05/2017	2,025,000	2,024,180
American Express Credit Corp. 1.41%, 11/05/2018 (a)	500,000	500,080
American Express Credit Corp. 2.25%, 08/15/2019	95,000	96,654

The accompanying notes are an integral part of the financial statements.

9

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2016

	Par Value($)	Value($)

CORPORATE BONDS AND NOTES — (Continued)
Financial — (Continued)
American Honda Finance Corp. 1.44%, 02/22/2019 (a)	500,000	501,588
Bank Of America Corp. 6.50%, 08/01/2016	2,000,000	2,026,964
Bank Of America Corp. 5.63%, 10/14/2016	1,815,000	1,852,345
Bank Of America Corp. 6.40%, 08/28/2017	50,000	53,070
Bank Of America Corp. 5.75%, 12/01/2017	1,625,000	1,726,585
Bank Of America Corp. 2.65%, 04/01/2019	60,000	61,265
Bank Of New York Mellon Corp. (The) 2.20%, 03/04/2019	59,000	60,403
Bank Of New York Mellon Corp. (The) 4.60%, 01/15/2020	30,000	33,007
Bank Of Nova Scotia (The) 1.30%, 07/21/2017	325,000	325,630
Bank Of Nova Scotia (The) 1.45%, 04/25/2018	2,000,000	2,001,020
Bank Of Nova Scotia (The) 1.46%, 01/15/2019 (a)	1,000,000	1,001,789
Berkshire Hathaway Finance Corp. 1.30%, 05/15/2018	8,000	8,031
Berkshire Hathaway Finance Corp. 5.40%, 05/15/2018	60,000	65,292
Berkshire Hathaway, Inc. 1.55%, 02/09/2018	100,000	101,038
Blackrock, Inc. 5.00%, 12/10/2019	25,000	27,985

	Par Value($)	Value($)

CORPORATE BONDS AND NOTES — (Continued)
Financial — (Continued)
Boston Properties LP 3.70%, 11/15/2018	15,000	15,727
Capital One Bank USA NA 1.20%, 02/13/2017	6,592,000	6,588,243
Capital One NA 1.50%, 03/22/2018	1,000,000	992,648
Capital One NA 1.77%, 08/17/2018 (a)	500,000	503,166
Caterpillar Financial Services Corp. 1.25%, 08/18/2017	20,000	20,138
Caterpillar Financial Services Corp. 1.80%, 11/13/2018	25,000	25,330
Caterpillar Financial Services Corp. 2.10%, 06/09/2019	15,000	15,374
Caterpillar Financial Services Corp. 2.25%, 12/01/2019	20,000	20,603
Charles Schwab Corp. (The) 2.20%, 07/25/2018	40,000	40,582
Chubb Corp. (The) 5.75%, 05/15/2018	35,000	38,066
Citigroup, Inc. 0.91%, 06/09/2016 (a)	8,000,000	8,000,920
Credit Suisse 1.12%, 05/26/2017 (a)	1,000,000	997,906
Credit Suisse 1.33%, 01/29/2018 (a)	3,900,000	3,886,783
Credit Suisse 1.75%, 01/29/2018	1,000,000	1,003,775
Credit Suisse 1.31%, 04/27/2018 (a)	1,000,000	992,157

The accompanying notes are an integral part of the financial statements.

10

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2016

	Par Value($)	Value($)

CORPORATE BONDS AND NOTES — (Continued)
Financial — (Continued)
Credit Suisse 1.70%, 04/27/2018	1,000,000	999,609
Daimler Finance North America, LLC 1.38%, 08/01/2017	1,000,000	1,000,338
Deutsche Bank AG 6.00%, 09/01/2017	709,000	744,930
General Electric Co. 2.90%, 01/09/2017	110,000	111,575
General Electric Co. 5.40%, 02/15/2017	75,000	77,709
General Electric Co. 5.63%, 05/01/2018	80,000	87,286
General Electric Co. 5.50%, 01/08/2020	20,000	22,859
General Electric Co. Callable 06/15/2022 at 100.0 4.00%, 12/29/2049 (a)(b)	1,234,000	1,183,869
Goldman Sachs Group, Inc. (The) 2.62%, 09/20/2016 (a)	1,000,000	1,002,401
Goldman Sachs Group, Inc. (The) 6.25%, 09/01/2017	950,000	1,008,517
Goldman Sachs Group, Inc. (The) 6.15%, 04/01/2018	30,000	32,430
Goldman Sachs Group, Inc. (The) 1.72%, 11/15/2018 (a)	4,240,000	4,252,165
Goldman Sachs Group, Inc. (The) 7.50%, 02/15/2019	130,000	149,305

	Par Value($)	Value($)

CORPORATE BONDS AND NOTES — (Continued)
Financial — (Continued)
HSBC Finance Corp. 1.07%, 06/01/2016 (a)	2,000,000	2,000,378
HSBC USA, Inc. 1.50%, 11/13/2017	2,000,000	1,999,034
HSBC USA, Inc. 1.70%, 03/05/2018	1,000,000	1,001,276
HSBC USA, Inc. 1.40%, 08/07/2018 (a)	1,000,000	997,192
John Deere Capital Corp. 1.40%, 03/15/2017	50,000	50,304
John Deere Capital Corp. 1.55%, 12/15/2017	40,000	40,452
John Deere Capital Corp. 1.60%, 07/13/2018	18,000	18,185
John Deere Capital Corp. 1.75%, 08/10/2018	20,000	20,214
John Deere Capital Corp. 1.20%, 01/08/2019 (a)	500,000	502,416
Morgan Stanley 6.25%, 08/28/2017	4,000,000	4,244,364
Morgan Stanley 1.92%, 04/25/2018 (a)	2,725,000	2,758,302
National City Bank 0.98%, 12/15/2016 (a)	4,000,000	3,993,816
National City Bank 1.01%, 06/07/2017 (a)	2,075,000	2,070,441
National Rural Utilities Cooperative Finance Corp. 5.45%, 02/01/2018	50,000	53,564
PACCAR Financial Corp. 1.60%, 03/15/2017	30,000	30,213
PACCAR Financial Corp. 1.40%, 11/17/2017	30,000	30,189

The accompanying notes are an integral part of the financial statements.

11

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2016

	Par Value($)	Value($)

CORPORATE BONDS AND NOTES — (Continued)
Financial — (Continued)
State Street Corp. 5.38%, 04/30/2017	15,000	15,669
State Street Corp. 1.35%, 05/15/2018	92,000	92,225
Toyota Motor Credit Corp. 2.13%, 07/18/2019	40,000	40,944
Travelers Cos, Inc. (The) 6.25%, 06/20/2016	40,000	40,290
UBS AG 1.38%, 08/14/2017	2,000,000	1,997,938
UBS AG 1.33%, 03/26/2018 (a)	2,750,000	2,750,198
US Bancorp 2.20%, 11/15/2016	15,000	15,103
US Bancorp 1.95%, 11/15/2018	75,000	76,369
US Bank NA 1.35%, 01/26/2018	2,368,000	2,377,394
Wachovia Corp. 5.75%, 02/01/2018	440,000	473,081
Wells Fargo & Co. 2.63%, 12/15/2016	2,000,000	2,022,404
Wells Fargo & Co. 5.63%, 12/11/2017	50,000	53,420
Wells Fargo & Co. 1.27%, 04/23/2018 (a)	127,000	127,096
Wells Fargo & Co. 2.13%, 04/22/2019	40,000	40,740
Wells Fargo & Co. 2.15%, 01/30/2020	200,000	202,398
Wells Fargo & Co. 2.60%, 07/22/2020	50,000	51,281
Wells Fargo Bank NA 1.38%, 01/22/2018 (a)	2,000,000	2,009,992

		79,889,763

	Par Value($)	Value($)

CORPORATE BONDS AND NOTES — (Continued)
Health Care — 4.4%
AbbVie, Inc. 1.75%, 11/06/2017	3,000,000	3,016,611
AbbVie, Inc. 1.80%, 05/14/2018	2,000,000	2,014,912
Astrazeneca PLC 5.90%, 09/15/2017	2,000,000	2,129,452
Merck & Co., Inc. 1.10%, 01/31/2018	488,000	489,497
Merck & Co., Inc. 1.85%, 02/10/2020	14,000	14,246
Pfizer, Inc. 0.90%, 01/15/2017	50,000	50,106

		7,714,824

Industrial — 2.5%
Boeing Co. (The) 0.95%, 05/15/2018	50,000	50,014
Emerson Electric Co. 4.88%, 10/15/2019	45,000	49,721
General Dynamics Corp. 1.00%, 11/15/2017	2,030,000	2,032,373
Honeywell International, Inc. 5.30%, 03/15/2017	25,000	25,947
Honeywell International, Inc. 5.30%, 03/01/2018	50,000	53,842
Illinois Tool Works, Inc. 0.90%, 02/25/2017	31,000	31,032
Illinois Tool Works, Inc. 1.95%, 03/01/2019	50,000	50,654
Stanley Black & Decker, Inc. 2.45%, 11/17/2018	1,000,000	1,019,334
United Parcel Service, Inc. 1.13%, 10/01/2017	30,000	30,109

The accompanying notes are an integral part of the financial statements.

12

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2016

	Par Value($)	Value($)

CORPORATE BONDS AND NOTES — (Continued)
Industrial — (Continued)
United Technologies Corp. 1.78%, 05/04/2018 (c)	1,000,000	1,006,884

		4,349,910

Technology — 2.6%
Apple, Inc. 0.45%, 05/03/2016	49,000	49,000
Apple, Inc. 0.90%, 05/12/2017	18,000	18,028
Apple, Inc. 1.00%, 05/03/2018	41,000	41,030
Apple, Inc. 1.44%, 02/22/2019 (a)	1,000,000	1,012,353
Apple, Inc. 1.70%, 02/22/2019	10,000	10,141
Apple, Inc. 2.25%, 02/23/2021	13,000	13,298
HP, Inc. 1.57%, 01/14/2019 (a)	1,500,000	1,485,614
HP, Inc. 2.75%, 01/14/2019	1,500,000	1,526,082
Intel Corp. 1.95%, 10/01/2016	47,000	47,260
Intel Corp. 2.45%, 07/29/2020	50,000	51,737
International Business Machines Corp. 0.45%, 05/06/2016	120,000	120,000
Microsoft Corp. 1.00%, 05/01/2018	60,000	60,145
Microsoft Corp. 1.30%, 11/03/2018	34,000	34,292
Microsoft Corp. 4.20%, 06/01/2019	30,000	32,924

	Par Value($)	Value($)

CORPORATE BONDS AND NOTES — (Continued)
Technology — (Continued)
National Semiconductor Corp. 6.60%, 06/15/2017	25,000	26,532
Oracle Corp. 2.38%, 01/15/2019	15,000	15,519
Oracle Corp. 2.25%, 10/08/2019	90,000	92,826

		4,636,781

Utilities — 0.2%
Duke Energy Carolinas, LLC 5.25%, 01/15/2018	35,000	37,351
Duke Energy Florida, Inc. 5.65%, 06/15/2018	25,000	27,232
Kentucky Utilities Co. 3.25%, 11/01/2020	30,000	31,810
Northern States Power Co/MN 2.20%, 08/15/2020	30,000	30,687
Pacificorp 5.65%, 07/15/2018	25,000	27,416
PECO Energy Co. 1.20%, 10/15/2016	28,000	28,061
Public Service Electric & Gas Co. 1.80%, 06/01/2019	25,000	25,275
Public Service Electric & Gas Co. 2.00%, 08/15/2019	75,000	76,175
Southern California Edison Co. 1.13%, 05/01/2017	7,000	7,012
Southern California Edison Co. 5.50%, 08/15/2018	45,000	49,418

The accompanying notes are an integral part of the financial statements.

13

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2016

	Par Value($)	Value($)

CORPORATE BONDS AND NOTES — (Continued)
Utilities — (Continued)
Wisconsin Electric Power Co. 1.70%, 06/15/2018	25,000	25,118
Wisconsin Power & Light Co. 5.00%, 07/15/2019	25,000	27,468

		393,023

TOTAL CORPORATE BONDS AND NOTES (Cost $116,406,940)		116,765,215

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.2%
Federal Home Loan Mortgage Corporation REMICS — 0.5%
Series 2542, Class ES 5.00%, 12/15/2017	8,328	8,502
Series 2564, Class HJ 5.00%, 02/15/2018	5,765	5,895
Series 2617, Class TK 4.50%, 05/15/2018	22,659	23,271
Series 2617, Class GR 4.50%, 05/15/2018	12,798	13,113
Series 2611, Class UH 4.50%, 05/15/2018	11,286	11,592
Series 2627, Class MC 4.50%, 06/15/2018	21,763	22,326
Series 2649, Class KA 4.50%, 07/15/2018	16,140	16,561
Series 2693, Class PE 4.50%, 10/15/2018	20,362	20,948
Series 2746, Class EG 4.50%, 02/15/2019	22,502	23,147
Series 2780, Class JG 4.50%, 04/15/2019	676	694

	Par Value($)	Value($)

COLLATERALIZED MORTGAGE OBLIGATIONS — (Continued)
Federal Home Loan Mortgage Corporation REMICS — (Continued)
Series 2814, Class GB 5.00%, 06/15/2019	3,363	3,508
Series 2989, Class TG 5.00%, 06/15/2025	44,505	48,591
Series 3002, Class YD 4.50%, 07/15/2025	18,034	19,549
Series 2526, Class FI 1.43%, 02/15/2032(a)	85,914	87,894
Series 2827, Class TE 5.00%, 04/15/2033	4,791	4,803
Series 2881, Class AE 5.00%, 08/15/2034	18,098	19,347
Series 2933, Class HD 5.50%, 02/15/2035	27,277	30,273
Series 4305, Class KA 3.00%, 03/15/2038	109,518	112,392
Series 3843, Class GH 3.75%, 10/15/2039	72,426	75,890
Series 3786, Class NA 4.50%, 07/15/2040	116,650	126,310
Series 4305, Class A 3.50%, 06/15/2048	134,205	141,276

		815,882

Federal National Mortgage Association REMICS — 0.5%
Series 2003-92, Class PE 4.50%, 09/25/2018	18,564	19,135
Series 2003-80, Class YE 4.00%, 06/25/2023	5,611	5,674
Series 2005-40, Class YG 5.00%, 05/25/2025	39,492	43,138

The accompanying notes are an integral part of the financial statements.

14

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2016

	Par Value($)	Value($)

COLLATERALIZED MORTGAGE OBLIGATIONS — (Continued)
Federal National Mortgage Association REMICS — (Continued)
Series 2011-122, Class A 3.00%, 12/25/2025	97,947	100,155
Series 2007-27, Class MQ 5.50%, 04/25/2027	10,789	12,078
Series 2005-16, Class PE 5.00%, 03/25/2034	5,442	5,498
Series 2005-48, Class AR 5.50%, 02/25/2035	26,572	28,166
Series 2005-62, Class CQ 4.75%, 07/25/2035	11,975	12,606
Series 2005-64, Class PL 5.50%, 07/25/2035	63,683	71,918
Series 2005-68, Class PG 5.50%, 08/25/2035	44,135	49,886
Series 2010-64, Class EH 5.00%, 10/25/2035	1,513	1,514
Series 2005-83, Class LA 5.50%, 10/25/2035	25,145	28,202
Series 2006-57, Class AD 5.75%, 06/25/2036	140,048	151,711
Series 2014-23, Class PA 3.50%, 08/25/2036	136,701	143,169
Series 2007-39, Class NA 4.25%, 01/25/2037	7,906	8,110
Series 2013-83, Class CA 3.50%, 10/25/2037	116,124	121,670
Series 2009-47, Class PA 4.50%, 07/25/2039	19,584	20,664
Series 2011-113, Class NE 4.00%, 03/25/2040	75,137	77,348

		900,642

	Par Value($)	Value($)

COLLATERALIZED MORTGAGE OBLIGATIONS — (Continued)
Government National Mortgage Association — 0.2%
Series 2013-88, Class WA 5.00%, 06/20/2030(a)	87,304	94,693
Series 2002-22, Class GF 6.50%, 03/20/2032	46,581	54,701
Series 2002-51, Class D 6.00%, 07/20/2032	56,070	63,533
Series 2008-50, Class NA 5.50%, 03/16/2037	15,431	16,207
Series 2007-11, Class PE 5.50%, 03/20/2037	31,780	35,492
Series 2013-113, Class UB 3.00%, 11/20/2038	90,656	92,630

		357,256

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $2,045,162)		2,073,780

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.8%
Federal Home Loan Bank — 0.6%
0.50%, 09/28/2016	305,000	305,092
4.75%, 12/16/2016	170,000	174,444
0.75%, 08/28/2017	150,000	150,090
0.88%, 03/19/2018	400,000	400,575

		1,030,201

Federal Home Loan Mortgage Corporation — 0.9%
2.50%, 05/27/2016	580,000	580,913
1.00%, 03/08/2017	140,000	140,456
0.75%, 07/14/2017	595,000	595,518
5.50%, 04/01/2021 Gold Pool #G11941	32,068	34,407

The accompanying notes are an integral part of the financial statements.

15

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2016

	Par Value($)	Value($)

U.S. GOVERNMENT AGENCY OBLIGATIONS — (Continued)
Federal Home Loan Mortgage Corporation — (Continued)
5.50%, 11/01/2021 Gold Pool #G12454	15,527	16,740
5.50%, 04/01/2023 Gold Pool #G13145	28,360	31,018
4.00%, 02/01/2026 Gold Pool #J14494	68,919	73,512
4.00%, 06/01/2026 Gold Pool #J15974	23,277	24,856
4.50%, 06/01/2029 Gold Pool #C91251	21,447	23,347
4.50%, 12/01/2029 Gold Pool #C91281	41,714	45,437
4.50%, 04/01/2030 Gold Pool #C91295	22,952	25,000

		1,591,204

Federal National Mortgage Association — 1.3%
6.00%, 09/01/2019 Pool #735439	3,155	3,255
5.50%, 06/01/2020 Pool #888601	6,403	6,665
5.00%, 05/01/2023 Pool #254762	17,791	19,674
5.50%, 01/01/2024 Pool #AD0471	15,864	17,126
5.00%, 12/01/2025 Pool #256045	34,611	38,282
5.50%, 05/01/2028 Pool #257204	28,526	31,917
4.00%, 08/01/2029 Pool #MA0142	35,674	38,369

	Par Value($)	Value($)

U.S. GOVERNMENT AGENCY OBLIGATIONS — (Continued)
Federal National Mortgage Association — (Continued)
5.50%, 04/01/2037 Pool #AD0249	40,516	45,820
7.00%, 04/01/2037 Pool #888366	10,986	12,945
5.00%, 10/01/2039 Pool #AC3237	86,310	96,693
5.25%, 09/15/2016	295,000	300,192
5.00%, 02/13/2017	200,000	206,787
1.13%, 04/27/2017	205,000	205,949
5.38%, 06/12/2017	550,000	578,554
1.13%, 07/20/2018	730,000	733,973

		2,336,201

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $4,925,454)		4,957,606

U.S. TREASURY OBLIGATIONS — 21.3%
U.S. Treasury Notes — 21.3%
0.50%, 07/31/2017	490,000	489,091
0.63%, 05/31/2017	890,000	890,000
0.63%, 08/31/2017	1,105,000	1,104,375
0.63%, 09/30/2017	720,000	719,451
0.63%, 11/30/2017	1,100,000	1,098,496
0.63%, 04/30/2018	2,140,000	2,133,439
0.75%, 06/30/2017	500,000	500,625
0.75%, 10/31/2017	1,405,000	1,406,097
0.75%, 12/31/2017	1,000,000	1,000,234
0.75%, 02/28/2018	450,000	449,965
0.88%, 11/30/2016	300,000	300,703
0.88%, 12/31/2016	410,000	410,993

The accompanying notes are an integral part of the financial statements.

16

PEMBERWICK FUND

Portfolio of Investments (Concluded)

April 30, 2016

	Par Value($)	Value($)

U.S. TREASURY OBLIGATIONS — (Continued)
U.S. Treasury Notes — (Continued)
0.88%, 01/31/2017	1,000,000	1,002,539
0.88%, 02/28/2017	400,000	400,961
0.88%, 04/30/2017	675,000	676,898
0.88%, 01/31/2018	920,000	922,138
0.88%, 07/15/2018	505,000	505,690
0.88%, 07/31/2019	605,000	603,097
1.00%, 08/31/2016	720,000	721,519
1.00%, 09/30/2016	790,000	791,977
1.00%, 10/31/2016	1,220,000	1,223,527
1.00%, 03/31/2017	1,170,000	1,174,639
1.00%, 05/31/2018	1,115,000	1,119,661
1.00%, 06/30/2019	380,000	380,534
1.00%, 08/31/2019	440,000	440,155
1.00%, 09/30/2019	740,000	739,739
1.13%, 03/31/2020	300,000	300,082
1.25%, 10/31/2018	1,645,000	1,661,032
1.25%, 11/30/2018	700,000	706,931
1.25%, 01/31/2019	1,585,000	1,600,695
1.38%, 07/31/2018	800,000	809,922
1.38%, 02/28/2019	380,000	385,076
1.38%, 01/31/2020	200,000	202,031
1.38%, 02/29/2020	200,000	201,914
1.38%, 04/30/2020	150,000	151,307
1.50%, 06/30/2016	1,150,000	1,152,313
1.50%, 07/31/2016	1,000,000	1,002,903
1.50%, 08/31/2018	430,000	436,761
1.50%, 12/31/2018	460,000	467,673
1.50%, 01/31/2019	1,150,000	1,169,159
1.50%, 02/28/2019	355,000	360,998
1.50%, 05/31/2019	1,395,000	1,418,513

	Par Value($)	Value($)

U.S. TREASURY OBLIGATIONS — (Continued)
U.S. Treasury Notes — (Continued)
1.50%, 10/31/2019	200,000	203,160
1.50%, 11/30/2019	200,000	203,105
1.63%, 03/31/2019	740,000	755,161
1.63%, 04/30/2019	1,195,000	1,219,647
1.63%, 06/30/2019	200,000	204,172
1.88%, 09/30/2017	280,000	284,714
1.88%, 10/31/2017	455,000	462,989
2.00%, 11/30/2020	240,000	247,973
2.25%, 07/31/2018	180,000	185,748
2.38%, 07/31/2017	300,000	306,393
3.00%, 09/30/2016	380,000	384,069
3.13%, 01/31/2017	90,000	91,726
3.25%, 12/31/2016	200,000	203,605
TOTAL U.S. TREASURY OBLIGATIONS (Cost $37,786,127)		37,986,315

TOTAL INVESTMENTS - 91.0% (Cost $161,163,683)		161,782,916
OTHER ASSETS IN EXCESS OF LIABILITIES - 9.0%		16,025,113

NET ASSETS - 100.0%		$177,808,029

(a)	Variable or Floating Rate Security. Rate shown is as of April 30, 2016.
(b)	Security is a perpetual bond and has no definite maturity date.
(c)	Multi-Step Coupon. Rate disclosed is as of April 30, 2016.

PLC	Public Limited Company
REMICS	Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of the financial statements.

17

PEMBERWICK FUND

Statement of Assets and Liabilities

April 30, 2016

Assets
Investments, at value (Cost $161,163,683)	$161,782,916
Cash	15,467,533
Dividends and interest receivable	654,190
Prepaid expenses and other assets	15,778

Total assets	177,920,417

Liabilities
Payable to Investment Adviser	21,183
Payable for custodian fees	8,071
Payable for transfer agent fees	3,481
Payable for distributions to shareholders	2,333
Payable for administration and accounting fees	26,442
Accrued expenses	50,878

Total liabilities	112,388

Net Assets	$177,808,029

Net Assets Consisted of:
Capital stock, $0.01 par value	$176,935
Paid-in capital	177,682,094
Accumulated net investment income	17,190
Accumulated net realized loss from investments	(687,423)
Net unrealized appreciation on investments	619,233

Net Assets	$177,808,029

Shares Outstanding	17,693,499

Net asset value, offering and redemption price per share ($177,808,029 / 17,693,499 shares)	$10.05

The accompanying notes are an integral part of the financial statements.

18

PEMBERWICK FUND

Statement of Operations

For the Year Ended April 30, 2016

Investment Income
Interest	$2,154,650

Total investment income	2,154,650

Expenses
Advisory fees (Note 2)	821,157
Administration and accounting fees (Note 2)	198,425
Transfer agent fees (Note 2)	49,971
Trustees’ and officers’ fees (Note 2)	30,229
Audit fees	29,426
Legal fees	26,597
Custodian fees (Note 2)	24,989
Printing and shareholder reporting fees	22,271
Registration and filing fees	1,854
Other expenses	11,657

Total expenses before waivers	1,216,576

Less: waivers (Note 2)	(574,850)

Net expenses after waivers	641,726

Net investment income	1,512,924

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	355,030
Net change in unrealized appreciation/(depreciation) on investments	(586,839)

Net realized and unrealized loss on investments	(231,809)

Net increase in net assets resulting from operations	$1,281,115

The accompanying notes are an integral part of the financial statements.

19

PEMBERWICK FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015
Increase/(Decrease) in Net Assets From Operations:
Net investment income	$1,512,924	$1,567,887
Net realized gain from investments	355,030	100,557
Net change in unrealized appreciation/(depreciation) on investments	(586,839)	(346,071)

Net increase in net assets resulting from operations	1,281,115	1,322,373

Less Dividends and Distributions to Shareholders from:
Net investment income	(1,543,193)	(1,629,122)

Net decrease in net assets from dividends and distributions to shareholders	(1,543,193)	(1,629,122)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	8,090,417	2,398,597

Total increase in net assets	7,828,339	2,091,848

Net assets
Beginning of year	169,979,690	167,887,842

End of year	$177,808,029	$169,979,690

Accumulated net investment income/(loss), end of year	$17,190	$(573)

The accompanying notes are an integral part of the financial statements.

20

PEMBERWICK FUND

Financial Highlights

Contained below is per share operating performance data, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012
Per Share Operating Performance
Net asset value, beginning of year	$10.06	$10.08	$10.12	$10.03	$10.16

Net investment income(1)	0.09	0.09	0.10	0.11	0.13
Net realized and unrealized gain/(loss) on investments	(0.01)	(0.02)	(0.03)	0.11	(0.12	)(2)

Net increase in net assets resulting from operations	0.08	0.07	0.07	0.22	0.01

Dividends and distributions to shareholders from:
Net investment income	(0.09)	(0.09)	(0.11)	(0.13)	(0.14)

Total dividends and distributions to shareholders	(0.09)	(0.09)	(0.11)	(0.13)	(0.14)

Net asset value, end of year	$10.05	$10.06	$10.08	$10.12	$10.03

Total investment return(3)	0.85%	0.74%	0.68%	2.19%	0.12%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$177,808	$169,980	$167,888	$119,793	$119,521
Ratio of expenses to average net assets	0.39%	0.39%	0.41%	0.45%	0.45%
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	0.74%	0.74%	0.76%	0.80%	0.80%
Ratio of net investment income to average net assets	0.92%	0.91%	1.00%	1.10%	1.07%
Portfolio turnover rate	45.29%	35.46%	35.29%	27.96%	23.14%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Includes payments by affiliate which equaled $0.03 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.
(4)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

21

PEMBERWICK FUND

Notes to Financial Statements

April 30, 2016

1. Organization and Significant Accounting Policies

The Pemberwick Fund (the “Fund”) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment operations on February 1, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers one class of shares and is not subject to a front-end sales charge.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m., Eastern time) on each day the NYSE is open. Securities held by the Fund are valued at their last sale price on the NYSE on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the last asked price and the last bid price prior to the market close. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the last asked price and the last bid price prior to market close. The value of such securities quoted on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system, but not listed on the National Market System, shall be valued at the mean between closing asked price and the closing bid price. Unlisted securities that are not quoted on NASDAQ and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such securities in the over-the-counter market. Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates market value. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

22

PEMBERWICK FUND

Notes to Financial Statements (Continued)

April 30, 2016

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

● Level 1 —	quoted prices in active markets for identical securities;

● Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

● Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The fair value of a Fund’s bonds are generally based on quotes received from brokers or independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2016, in valuing the Fund’s assets carried at fair value:

	Total Value at 04/30/16	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes	$116,765,215	$—	$116,765,215	$—
Collateralized Mortgage Obligations	2,073,780	—	2,073,780	—
U.S. Government Agency Obligations	4,957,606	—	4,957,606	—
U.S. Treasury Obligations	37,986,315	—	37,986,315	—

Total Investments*	$161,782,916	$—	$161,782,916	$—

* Please refer to Portfolio of Investments for details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

23

PEMBERWICK FUND

Notes to Financial Statements (Continued)

April 30, 2016

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2016, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Gains and losses on principal paydowns from mortgage backed securities are recorded as interest income on the Statement of Operations. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities, which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to such fund.

24

PEMBERWICK FUND

Notes to Financial Statements (Continued)

April 30, 2016

Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Pemberwick Investment Advisors LLC (“Pemberwick” or the “Advisor”) serves as the investment advisor to the Fund pursuant to an investment advisory agreement with the Trust. For its services, the Advisor earns a monthly fee at the annual rate of 0.50% of the Fund’s average daily net assets. The Advisor may, in its discretion, voluntarily waive its fees or reimburse certain Fund expenses; however; the Advisor is not required to do so. For the year ended April 30, 2016, the Advisor earned fees of $821,157 and waived fees of 0.35% of the Fund’s average daily net assets totaling $574,850.

Pemberwick has retained the services of J.P. Morgan Investment Management Inc. (“Sub-Advisor”) as the sub-advisor to the Fund. The Sub-Advisor provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement between the Advisor and the Sub-Advisor. The Sub-Advisor is compensated by the Advisor and not the Fund.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), serves as administrator and transfer agent for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive

25

PEMBERWICK FUND

Notes to Financial Statements (Continued)

April 30, 2016

a monthly fee equal to an annual percentage rate of the Fund’s average net assets and is subject to certain minimum monthly fees. For providing transfer agency services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund.

The Trustees of the Trust who are not officers or employees of an investment adviser, sub-adviser or other service provider to the Trust receive compensation in the form of an annual retainer and per meeting fees for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2016 was $7,953. Certain employees of BNY Mellon serve as Officers of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2016, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
U.S. Government Securities	$16,505,912	$23,491,691
Other Securities	56,869,536	45,831,642

26

PEMBERWICK FUND

Notes to Financial Statements (Continued)

April 30, 2016

4. Capital Share Transactions

For the years ended April 30, 2016 and 2015, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2016		For the Year Ended April 30, 2015

	Shares	Value	Shares	Value

Sales	5,157,961	$51,730,683	6,348,311	$63,908,851
Reinvestments	153,755	1,542,964	161,124	1,622,818
Redemptions	(4,506,685)	(45,183,230)	(6,271,648)	(63,133,072)

Net Increase	805,031	$8,090,417	237,787	$2,398,597

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state, and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. For the year ended April 30, 2016, these adjustments were to increase undistributed net investment income/(loss) by $48,032 and decrease accumulated net realized gain/(loss) by $48,032, attributable to paydown treatment. Net investment income, net realized losses and net assets were not affected by these adjustments.

For the year ended April 30, 2016, the tax character of distributions paid by the Fund was $1,543,193 of ordinary income dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes. For the year ended April 30, 2015, the tax character of distributions paid by the Fund was $1,627,258 of ordinary income dividends.

27

PEMBERWICK FUND

Notes to Financial Statements (Continued)

April 30, 2016

As of April 30, 2016, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Unrealized Appreciation	Qualified Late-Year Losses	Other Temporary Differences

$(680,719)	$19,523	$612,529	$—	$(2,333)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2016, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$161,170,386

Gross unrealized appreciation	$708,213
Gross unrealized depreciation	(95,683)

Net unrealized appreciation	$612,530

Pursuant to the federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2016, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2016. For the fiscal year ended April 30, 2016, the Fund had no loss deferrals.

Accumulated capital losses represent net capital loss carryovers as of April 30, 2016 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law.

As of April 30, 2016, the Fund had pre-enactment capital loss carryforwards of $20,817. If not utilized against future capital gains, $10,862 and $9,955 of this capital loss carryforward will expire in 2018 and 2019, respectively. In addition, the Fund had post-enactment capital loss carryforwards of $659,902, of which $208,243 are short-term losses and $451,659 are long-term losses and have an unlimited period of capital loss carryforward.

28

PEMBERWICK FUND

Notes to Financial Statements (Concluded)

April 30, 2016

During the year ended April 30, 2016, the Fund utilized $306,506 of prior year capital loss carryforwards.

6. Significant Risks

Mortgage-Related And Other Asset-Backed Securities Risk — Mortgage-related and asset-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Debt Investment Risk — Debt investments are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates. There is a risk that an issuer of a Fund’s debt investments may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Securities such as high-yield/high-risk bonds, e.g., bonds with low credit ratings by Moody’s (Ba or lower) or Standard & Poor’s (BB and lower) or if unrated are of comparable quality as determined by the manager, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Debt investments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise.

7. Subsequent Event

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

29

PEMBERWICK FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

Pemberwick Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Pemberwick Fund (the “Fund”) at April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 28, 2016

30

PEMBERWICK FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2016, the Fund paid $1,543,193 of ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 100.00%.

A total of 21.80% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2016. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2017.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

31

PEMBERWICK FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 447-4785 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Advisory Agreement

At an in-person meeting held on December 2-3, 2015, the Board of Trustees (“Board” or “Trustees”) of FundVantage Trust (“Trust”), including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the advisory agreement between Pemberwick Investment Advisors LLC (the “Adviser” or “Pemberwick”) and the Trust on behalf of the Pemberwick Fund (the “Fund”) (the “Advisory Agreement”), and the continuation of the sub-advisory agreement between the Adviser and J.P. Morgan Investment Management Inc. (“JPMIM” or the “Sub-Adviser”), on behalf of the Fund (the “Sub-Advisory Agreement,” and together with the Advisory Agreement, the “Agreements”). In determining whether to continue the Agreements, the Trustees considered information provided by the Adviser and Sub-Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser and the Sub-Adviser provided regarding (i) services performed for the Fund, (ii) the size and qualifications of their portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Fund, (iv) investment performance, (v) the capitalization and financial condition of the Adviser and the Sub-Adviser, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Fund and other clients, (viii) results of any regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s and the Sub-Adviser’s ability to service the Fund, and (x) compliance with the Fund’s investment objectives, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements.

32

PEMBERWICK FUND

Other Information

(Unaudited)

The Trustees noted the reports provided at Board meetings throughout the year covering matters such as the relative performance of the Fund; compliance with the investment objectives, policies, strategies and limitations for the Fund; the compliance of management personnel with the applicable code of ethics; and the adherence to fair value pricing procedures as established by the Board. The Trustees also noted that they had previously received and reviewed a memorandum from legal counsel regarding the legal standard applicable to their review of the Advisory Agreement and Sub-Advisory Agreement, respectively.

Representatives from Pemberwick and JPMIM attended the meeting both in person and via teleconference and discussed Pemberwick’s and JPMIM’s history, performance and investment strategy in connection with the proposed continuation of the Agreements and answered questions from the Board.

The Trustees considered the investment performance for the Fund, the Adviser and the Sub-Adviser. The Trustees reviewed the historical performance charts for the Fund, the portion of the Pemberwick Fund that is sub-advised by JPMIM (“JPMIM Portfolio”), and the Fund’s benchmark, the Barclay’s 1-3 Year U.S. Government/Credit Bond Index for the one-year, three-year, five-year and (if available) since inception periods ended October 31,2015. Relative to its benchmark, the Fund outperformed for the one-year, three-year, five-year and since inception periods ended October 31, 2015. The Trustees also reviewed a historical performance chart for the Fund, as compared to the median of the Lipper Short Investment Grade Bond Fund category, the Fund’s applicable Lipper peer group, for the year-to-date, one-year, three-year, five-year and since inception periods ended September 30, 2015. The Trustees noted that the Fund underperformed the median of the Lipper Short Investment Grade Bond Fund Index for the one-year, five-year and since inception periods ended September 30, 2015, and outperformed for the year-to-date and three-year periods ended September 30, 2015. The Trustees concluded that the performance of the Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

The Adviser and the Sub-Adviser provided information regarding their advisory fees and an analysis of these fees in relation to the delivery of services to the Fund and any other ancillary benefit resulting from Pemberwick’s and JPMIM’s relationship with the Fund. The Trustees noted that the net total expenses of the Fund were lower than the median of the net total expenses of funds with a similar share class in the expense universe of the combined Lipper Intermediate Investment Grade Fund and Lipper Short Investment Grade Fund categories with $250 million or less in assets. Further, the gross advisory fee was higher than the median of the gross advisory fee of funds in the same category. The Trustees concluded that the advisory fees and services provided by the Adviser and the Sub-Adviser are sufficiently consistent with those of other advisers and sub-advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund based on the information provided at the Meeting.

The Board considered the level and depth of knowledge of the Adviser and the Sub-Adviser, including the professional experience and qualifications of senior personnel. In evaluating the quality of services

33

PEMBERWICK FUND

Other Information

(Unaudited)

provided by the Adviser and the Sub-Adviser, the Board took into account its familiarity with Pemberwick’s and JPMIM’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Adviser’s and the Sub-Adviser’s compliance policies and procedures and reports regarding their compliance operations by the Trust’s Chief Compliance Officer. The Board also considered any potential conflicts of interest that may arise in a portfolio manager’s management of the Fund’s investments on the one hand, and the investments of other accounts, on the other.

The Trustees reviewed the services provided to the Fund by the Adviser and the Sub-Adviser and concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser to the Fund were appropriate and consistent with the terms of the Agreements, that the quality of the services appeared to be consistent with industry norms and that the Fund was likely to benefit from the continued receipt of those services. They also concluded that the Adviser and the Sub-Adviser had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated their ability to attract and retain qualified personnel.

The Trustees considered the costs of the services provided by the Adviser and the Sub-Adviser, the compensation and benefits received by the Adviser and the Sub-Adviser in providing services to the Fund, as well as the Adviser’s and the Sub-Adviser’s profitability. The Trustees were provided with the most recent financial statements for Pemberwick and the most recent audited financial statements for JPMIM. The Trustees noted that Pemberwick’s and JPMIM’s levels of profitability are appropriate factors to consider, and the Trustees should be satisfied that the Adviser’s and Sub-Adviser’s profits are sufficient to continue as a healthy concern generally and as investment advisers of the Fund specifically. The Trustees concluded that the Adviser’s and Sub-Adviser’s contractual advisory fee and sub-advisory fee levels were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers and sub-advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall expense ratio of the Fund was reasonable, taking into account the quality of services provided by the Adviser and Sub-Adviser and the current size and projected growth of the Fund during the renewal term.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board noted that economies of scale may be achieved at higher asset levels for the Fund for the benefit of fund shareholders, but that Pemberwick’s advisory fee did not currently include breakpoint reductions. The Trustees noted that JPMIM’s fee included breakpoints but that the Sub-Adviser’s fee was paid by the Adviser and not the Fund so that any fee reduction accrued to the Adviser’s benefit.

In voting to approve the continuation of the Agreements, the Board considered all factors it deemed relevant and the information presented to the Board by Pemberwick and JPMIM. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the

34

PEMBERWICK FUND

Other Information

(Unaudited)

Board gave varying weights to each factor according to his or her own judgment. The Board determined that the continuation of the Advisory Agreement and Sub-Advisory Agreement would be in the best interests of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, unanimously approved the continuation of the Agreements for an additional one year period.

35

PEMBERWICK FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 447-4785.

36

PEMBERWICK FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”) within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request by calling (888) 447-4785.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	33	Optimum Fund Trust (registered investment company) (6 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	33	None.

37

PEMBERWICK FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2016.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	33	None.
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	33	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).

38

PEMBERWICK FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	33	None.

1 Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

39

PEMBERWICK FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
DAVID C. LEBISKY Date of Birth: 5/72	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2015.

Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

40

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Investment Adviser

Pemberwick Investment Advisors LLC

340 Pemberwick Road

Greenwich, CT 06831

Sub-Advisor

J.P. Morgan Investment Management Inc.

245 Park Ave.

New York, NY 10167

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassat Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

PEMBERWICKFUND

of

FundVantage Trust

ANNUAL REPORT

April 30, 2016

This report is submitted for the general information of the shareholders of the Pemberwick Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Pemberwick Fund.

POLEN GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2016

(Unaudited)

Dear Shareholders,

The Polen Growth Fund (the “Fund”) had another strong fiscal year ended April 30, 2016 versus the market. The Fund’s Institutional Class returned 7.86% compared with the just over 1% gains for both the S&P 500 and Russell 1000 Growth indices. While our return was nothing heroic in absolute terms, we believe the strength of our companies truly shines through when we look at their underlying earnings growth in tough environments, like now. Economic growth is slowing around the globe, yet we calculate that on a weighted average basis our companies grew their earnings at a 17% pace in calendar 2015 and maintained a similar 16% rate in the first quarter of 2016. This is in stark contrast to the S&P 500 (a proxy for the market) which witnessed an earnings decline in 2015 that actually worsened in this year’s first quarter. We feel the resilience of our companies is explained by their durable secular growth with relatively little innate cyclicality. Their growth is dictated more by the demand that they themselves create for their products or services and less by what is going on in the economy at the moment. Indeed, the number of high ROI ad impressions in Facebook’s News Feed, the purchase volume going across Visa’s payment network and the queue lining up for Starbucks’ food and beverage are not heavily influenced by the pace of global GDP growth. There is true secular demand for these products and services because they solve customer wants or needs in large and fast growing spaces with little real competition.

When we discuss the portfolio, we are often asked at what price we bought and sold a particular stock, but very few ask about the significant amount of time in between. This reminds us of a particular episode from the show Seinfeld in which Jerry gets upset when a rental car company gives away the car that he had reserved. In obvious frustration with the clerk he says, “You see, you know how to take the reservation, you just don’t know how to hold the reservation. And that’s really the most important part of the reservation - the holding.” We think the same is true of investing. Anyone can buy and sell stocks, but the most important part is the holding. You could try to replicate or improve upon the underlying returns of businesses by consistently buying and selling their stocks at more favorable prices, but we think it is very difficult to correctly time stocks. We also believe that operating with a transaction-oriented mentality introduces more risk. We think it makes much more sense to identify and hold great businesses for long periods of time in order to allow the company’s underlying earnings growth to ultimately drive stock price performance. We think this is a much more prudent investment strategy, particularly when you have a demonstrated ability to identify great businesses that should grow for long periods of time as we believe we do. In our approach the companies themselves do the hard work. We feel we can sit back and patiently watch the earnings compound.

Many professional investors in equity markets consider themselves “stock pickers” and this is reflected by the fact that the average holding period for a U.S. equity fund is less than 11 months. This means the majority of money managers turn over all of their holdings in less than 1 year! The fact that most professional investors do not beat the S&P 500 over time supports our assertion that it is very difficult to correctly time stocks. We consider ourselves business owners, not stock pickers, which is quite a different mentality. We are not trying to capture returns through our purchases and sales; we are almost allergic to transactions. Quite the opposite, we are looking to hold a select group of roughly 20 companies

1

POLEN GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2016

(Unaudited)

for many years and for their strong secular growth to lead to a commensurate stock market return over the entire holding period. Indeed, as is often the case, our top performers this past year were from companies we have held for many years and their businesses are doing the same things they have done for many years (two of our top five performers have been in the Fund since its inception and in our separately managed accounts for more than eight years).

The Fund’s top five contributors to returns in the year ended April 30, 2016 were Alphabet, Inc., Nike, Facebook, Visa and Accenture. Both Nike and Visa were also top contributors in the prior fiscal year. At Polen Capital we look at companies one at a time, but often find there are large secular trends or spaces that provide an attractive growth backdrop. Three of the most attractive spaces we have identified are: the movement of advertising and commerce from offline to online, the movement of payments from cash and check to digital (credit and debit) and the continuous proliferation of athletic apparel and footwear globally. It is not surprising that each of our top five have at least some connection to one of those spaces/trends and most are one of only a few companies that benefit directly.

Alphabet and Facebook are far and away the largest beneficiaries of the move of global advertising dollars online because they have built immensely powerful network businesses that become more valuable as more people join and use those networks. We have owned Alphabet since the Fund’s inception in 2010 and over two years longer in our separate accounts. It was the largest contributor to our fiscal 2016 return. We repurchased Facebook this past fiscal year after a brief hiatus following the WhatsApp acquisition. The business has continued to deliver strong fundamental results and its valuation became much more reasonable as well. Visa and MasterCard, another Fund holding, represent a globally duopoly that has enabled the worldwide move from paper to digital payments. Both companies have been in the Fund since 2013. Nike, a Fund holding since 2012, is the global leader in athletic footwear and apparel. Health and wellness are not new trends, but they are being amplified by connectivity and social media that have elevated sport and athletic participation to new levels. In addition, sport-inspired apparel and footwear for everyday wear are becoming more the norm. New competitors are popping up to compete in this expanding market, but there are significant barriers to achieve scale in these areas and Nike continues to invest in both innovation and marketing, making it difficult for others to gain a foothold.

Our largest detractors to performance this past year were Apple, Abbott Laboratories, Regeneron Pharmaceuticals, Oracle and W.W. Grainger. We have eliminated our positions in Grainger and Abbott mostly due to capital allocation decisions their respective management teams have made that we felt were not in line with our investment theses. Grainger has pursued acquisitions outside the U.S., in markets where they lack the competitive advantage and scale that they enjoy in North America. This is even more concerning when the growth opportunities in North America are still very large.

We sold Abbott after they agreed to a large $25 billion acquisition of St. Jude Medical. We invested in Abbott as a stable, moderate growth business with significant opportunities in emerging markets and liked that management has been repositioning the business to be more consumer focused. The company’s management has historically been very adept at value-added tuck-in acquisitions as well as shareholder-friendly capital returns. The St. Jude acquisition tilts the business back away from consumers, into a slower

2

POLEN GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2016

(Unaudited)

growing vascular space that we find less attractive. It also adds significant leverage to the balance sheet and reduces the company’s ability to buy back stock or raise dividends for the next few years. All of these negatives also come with only modest earnings accretion from this very large deal. We used the funds to purchase a new position in Align Technology which is described below.

Apple, Regeneron and Oracle are all companies in the middle of product cycles or short-term transitions. Our long-term expectations for all three have not changed and we plan to maintain our current positions.

We initiated a new position in Align Technology during the first quarter. Align Technology is a global medical device company that pioneered the development of invisible orthodontics with its Invisalign system. With more than a 12-year first mover advantage protected by hundreds of technology, material, process and manufacturing patents and ongoing investments to develop the technologies to deliver good orthodontic outcomes for an increasing range of cases, management has built Invisalign into a better alternative to traditional braces for many patients while simultaneously building a large moat around its business. It has also built Invisalign into a household brand. Although Invisalign is already clearly established as the leader in invisible orthodontics and is rapidly taking share from the incumbent competitors that sell traditional braces, Align Technology still has less than 10% of the orthodontic case starts that Invisalign can currently treat on a global basis. This leaves what we feel is a very large untapped market opportunity and long runway for strong ongoing sales and profit growth. While we expect Align Technology’s success to eventually attract more competition, we believe competitors will find it difficult to put all of the pieces together to scale this business while climbing the learning curve. Developing the technology to actually move teeth well is probably the hardest part, but the difficulty in winning over the thousands of individual dentists and orthodontists — some of whom have built their practice around the Invisalign brand — one at a time, building a brand that consumers recognize and even ask for by name and manufacturing all these unique aligners (no two are the same) on demand and at scale should not be underestimated.

We feel very positive about how the Fund is invested today. We have had very low turnover because the underlying businesses are executing strongly and are valued fairly. Even though the economic environment is sluggish globally, our companies continue to compound their earnings at a consistently strong rate. Our expectation is that this persistent growth will lead to excellent investment returns over time. Remember, it’s not the buying and selling, it’s the holding that’s the most important part. The chart below shows that over the last five calendar years, the Fund’s return has been driven by the underlying earnings growth of our holdings. The S&P 500 in contrast has had little earnings support, meaning the underlying holdings have become more expensive relative to their earnings power. The strong underlying and consistent earnings growth of the Polen Growth Fund is why we feel very positive today. Over the last five years, we calculate that the Fund’s earnings have grown over 1,200 basis points faster than the S&P 500 annually.

3

POLEN GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2016

(Unaudited)

EPS or Earnings per share serves as an indicator of a company’s profitability. EPS growth represents the underlying securities in the fund’s portfolio and does not represent the performance of the fund. Past performance is no guarantee of future results.

As we go forward, we remain committed to keeping our investment standards extremely high. We will only invest in a concentrated group of what we consider to be the most financially superior, competitively advantaged business and nothing less. As business analysts, we will also maintain our long-term, low turnover approach to allow earnings and investment returns to compound.

Thank you for your investment in the Polen Growth Fund.

Sincerely,

Dan Davidowitz

Damon Ficklin

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2016 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

4

POLEN GROWTH FUND

Annual Report

Performance Data

April 30, 2016

(Unaudited)

Comparison of Change in Value of $100,000 (investment minimum) Investment in Polen Growth Fund Institutional Class Shares

vs Russell 1000® Growth Index and S&P 500® Index

Average Annual Total Returns for the Periods Ended April 30, 2016
	1 Year	3 Years	5 Years	Since Inception*
Institutional Class	7.86%	14.85%	12.24%	14.64%
S&P 500® Index	1.23%	11.28%	11.02%	14.38%**
Russell 1000® Growth Index	1.09%	12.49%	11.44%	15.31%**

*	The Polen Growth Fund (the “Fund”) Institutional Class Shares commenced operations on September 15, 2010.

**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

POLEN GROWTH FUND

Annual Report

Performance Data

April 30, 2016

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Polen Growth Fund Investor Class Shares

(formerly Retail Class) vs Russell 1000® Growth Index and S&P 500® Index

Average Annual Total Returns for the Periods Ended April 30, 2016
	1 Year	3 Years	5 Years	Since Inception*
Investor Class	7.54%	14.55%	11.96%	12.33%
S&P 500® Index	1.23%	11.28%	11.02%	12.10%**
Russell 1000® Growth Index	1.09%	12.49%	11.44%	12.60%**

*	The Investor Class Shares commenced operations on December 30, 2010.

**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

POLEN GROWTH FUND

Annual Report

Performance Data (Concluded)

April 30, 2016

(Unaudited)

As stated in the current prospectus dated September 1, 2015, the Fund’s “Total Annual Fund Operating Expenses” are 1.25% and 1.50%, and the Fund’s “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” are 1.00% and 1.25% for Institutional Class Shares and Investor Class Shares, respectively, of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Polen Capital Management, LLC (“PCM” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund” fees and expenses and brokerage commissions) do not exceed 1.00% (on an annual basis) with respect to the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2016 unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. Total returns would be lower had such fees and/or expenses not been waived and/or reimbursed.

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the S&P 500® and the Russell 1000® Growth Index. The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Growth Index companies with higher price-to-book ratios and higher forecasted growth values. It is impossible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund.

7

POLEN GLOBAL GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2016

(Unaudited)

Dear Shareholders,

The Polen Global Growth Fund (the “Fund“) had a relatively strong fiscal year ending 30th April, 2016. The Fund’s Institutional Class returned 3.78% compared to -5.13% for the MSCI All-Country World Index, a difference of 8.91%.

Global equity markets were volatile. After briefly rallying to a post-global financial crisis high, markets declined as much as 20% before partly recovering during the last few months of the year. The market decline was felt across regions and sectors with Asian markets and more cyclical sectors the hardest hit. In contrast, the Fund’s returns were more consistent and driven mainly by stock selection. All regions and most sectors in which the Fund invests made a positive contribution to performance. The impact of currencies was muted and relative returns were only slightly higher in local currencies than in U.S. Dollars. We were glad to see the Fund remain relatively resilient throughout the year, remaining consistently ahead of its benchmark. The maximum drawdown of -5.65% was in February, as global markets reached the low for the year, and this compared to a broad market decline of -17.48% for a difference of 11.83%.

We believe the quality of earnings was by far the main reason for the relatively strong performance we have reported. To put this in perspective, we estimate weighted average earnings growth of 14.0% for the Fund in calendar 2015. Of the Fund’s 29 holdings, we estimate 24 reported double-digit underlying earnings growth and a further four reported earnings growth in the mid- to upper single-digits. Just one holding - Baidu, Inc. - reported an underlying earnings decline; however, this was despite strong and highly profitable growth in the core business and the result of significant investment in growth initiatives. 14.0% earnings growth in U.S. dollars was realized after a currency drag of at least 3% from U.S. dollar strength, suggesting earnings power in the mid- to upper- teens excluding currency effects. In comparison, data from MSCI Inc. indicates that sales and earnings per share for the global equity universe declined in calendar 2015. In fact, the same data show a decline in global earnings since 2011. This strikes us as a strong argument against global indexing strategies: too much mediocrity comes with the territory.

As a further illustration of earnings quality, we can highlight the strong bias to large cap, multi-national companies that are the backbone of the Fund. These are typically global industry leaders with competitive advantages and earnings spanning different regions of the world. We believe these businesses are relatively predictable and bring an additional margin of safety to the Fund’s investments: while they are not immune from macro risks, they are less exposed to macro, political and currency risk in any one country or region. These holdings are currently 85% of the Fund’s assets, excluding the cash the Fund holds. A full list of holdings is provided on page 20.

As we mentioned in last year’s letter, the Fund shares its investment philosophy with our flagship, the Polen Growth Fund, which invests mainly in the United States. We said that our intention is to ‘unconstrain’ a philosophy that has generally delivered exceptional results for investors for more than 25 years, with scope to invest across a much expanded universe. Despite the range of opportunities the global universe offers, we are maintaining the same high bar for all investments in the Polen Global Growth Fund regardless of where a company may be based. Each of the Fund’s investments is expected to generate above-average

8

POLEN GLOBAL GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2016

(Unaudited)

earnings growth and high levels of free cash flow. We expect each business to sustain high returns on capital, typically above 20%, while maintaining an exceptionally strong balance sheet, where any net debt position is typically less than two times annual free cash flow. These stringent, self-imposed constraints dramatically reduce the number of investment candidates we consider for the portfolio.

As of April 30th, the Fund was invested in 29 leading growth businesses. (Please see the table of holdings on Page 20). Holdings have changed little since inception as we continue to buy and hold investments and allow compound earnings growth to drive the Fund’s investment performance over time. We generally expect relatively low levels of trading activity and fiscal 2016 was no exception. We eliminated two holdings, added three and made some adjustments to existing investments to reduce risk, but overall portfolio turnover remained subdued.

Among holdings eliminated from the Fund, we made a reluctant sale of ASML Holding NV. After many years of investment in research and development and close collaboration with suppliers and customers, ASML has become by far the leading supplier of photolithography equipment that is essential to the global semiconductor industry. The company has built an immensely strong competitive position as a dominant technology leader and has distanced itself from competition in next-generation products. While ASML remains an attractive business and a strong fit based on most of our investment criteria, its customers compete in a volatile industry prone to short and severe cycles. Further, other than hoarding cash, management seems to lack flexibility in managing through any potentially severe downturn. Unable to justify an increase in the small position in ASML, the investment was instead eliminated from the Fund.

We also eliminated the holding in W.W. Grainger, Inc., a leading industrial supply business based in the United States. The company has a long history of double-digit earnings growth based partly on steadily increasing market share as Grainger and other industry leaders slowly consolidate a highly fragmented market. Our concerns were less around slowing organic growth in the business - which we believe will re-accelerate over time - and more around the management response. Management’s actions included a further acquisition in non-core markets, despite a disappointing track record to date, and an aggressive step-up in share buybacks funded with debt that left balance sheet leverage above the conservative level we feel comfortable with. These were surprising priorities for capital allocations from our point of view and seemed to signal a departure by the management team from practices of the past and a break with our investment case. The holding was eliminated in October, 2015.

New investments included Essilor International SA and Abode Systems Incorporated. Essilor is by far a leading supplier of prescription lenses in the world, with sales in more than 100 countries. During the last few decades, the company has built a dominant competitive position in an otherwise fragmented and under-developed market and now sells more than 500 million lenses every year, equivalent to 40% market share of all prescription lenses sold around the world. Because most people replace their glasses every few years, we estimate more than 750 million people currently wear Essilor’s lenses. There are aspects of both healthcare and discretionary consumer demand to this business. For example, we expect prescription glasses will remain by far the best way most of us with impaired vision correct and maintain

9

POLEN GLOBAL GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2016

(Unaudited)

eyesight. Poor vision is in fact the most widespread disability in the world, affecting more than 4 billion people and as many as 70% - 75% of adults in developed countries. The consequences of losing eyesight are unthinkable for most us, but prescription lenses are an effective and affordable way of correcting (but not curing) poor vision. The selling price of lenses strikes us as very reasonable in relation to their benefits - Essilor’s average selling price is less than $25 per pair - yet most purchases are not reimbursed by health care systems or insurers. We see a very strong value proposition for consumers with low risks related to government policies and regulations. This is partially why we expect repeat and durable earnings and more cash flow than earnings for decades to come. Our conviction is also based on the competitive moat surrounding the business which includes not only manufacturing scale but also logistics, finishing laboratories and relationships with eye care professionals. We do not expect Essilor to be the fastest growing holding in the Fund but we do expect moderate acceleration in revenue growth and predictable earnings and cash flows going forward.

Adobe is by far the leader in creative software used by design professionals and others to create online content. The company has also emerged as an industry leader in marketing software used to measure and improve the effectiveness of online advertising. A key aspect of our investment case is the integration of both content and marketing that Adobe’s offerings provide. We see this as a unique combination and value proposition for customers as advertising continues to follow media time online. We expect this shift in spending patterns will be a lasting growth driver for Adobe as online advertising remains under-penetrated in the United States and even less penetrated in the rest of the world where Adobe generates 40% of its revenues. We expect demand for content-rich display advertising will drive still further growth in the business. Growth rates for the company have been held back in recent years by the transition from up-front license to subscription revenues. With this transition mostly complete, we believe Adobe has become a more sustainable and consistent software business with continued growth in subscribers, highly recurring revenues and more pricing power.

Novo Nordisk A/S was added to the Fund in late 2015. Novo is the leading supplier of diabetes care products with an estimated 27% share of a $50 billion global market. Diabetes is both a pandemic - affecting almost 400 million people around the world - and a chronic disease that can lead to increased risk of heart attack, stroke, kidney failure and blindness, among other complications. However, the disease usually can be controlled relatively easily and safely with insulin and other hormone analogs, which are core product offerings for Novo and amount to almost 80% of revenues. Looking ahead, we expect a growing patient population and recurring demand. Most patients will rely on frequent insulin doses while some can benefit from innovation and next generation products that are either longer-acting or provide a safer glycemic profile. We expect Novo to build on its 90-year history of leadership and innovation with new and combination products.

Going forward, we continue to manage the Fund to preserve and grow our clients’ assets by investing in relatively few, leading growth businesses. We expect the higher quality earnings growth these businesses generate will continue to compound and drive investment performance over time. Thank you for your investment in Polen Global Growth Fund. We appreciate your business and your trust in our firm.

10

POLEN GLOBAL GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2016

(Unaudited)

Sincerely,

 Julian Pick, CFA,

This letter is intended to assist shareholders in understanding how the Fund performed during the period ended April 30, 2016 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund. Investing in foreign securities entails special risks, such as fluctuations in currency exchange rates and possible lax regulation of securities markets and accounting practices.

11

POLEN GLOBAL GROWTH FUND

Annual Report

Performance Data

April 30, 2016

(Unaudited)

Comparison of Change in Value of $100,000 (investment minimum) Investment in Polen Global Growth Fund Institutional Class Shares

vs MSCI All Country World® Index

Average Annual Total Returns for the Periods Ended April 30, 2016
	1 Year		Since Inception*

Institutional Class	3.78%		5.06%
MSCI All Country World ® Index (“ACWI”)(Gross Dividend)	-5.13%	**	-0.82%**

*	The Polen Global Growth Fund (the “Fund”) Institutional Class Shares commenced operations on December 30, 2014.

**	Benchmark performance is from commencement date of the Fund Class (December 30, 2014) only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12

POLEN GLOBAL GROWTH FUND

Annual Report

Performance Data

April 30, 2016

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Polen Global Growth Fund Investor Class Shares

(formerly Retail Class) vs MSCI All Country World® Index

Average Annual Total Returns for the Period Ended April 30, 2016
Since Inception*†
Investor Class	3.10%
MSCI All Country World ® Index (“ACWI”)(Gross Dividend)	-3.42%**

†	Not Annualized.

*	The Polen Global Growth Fund (the “Fund”) Investor Class Shares commenced operations on July 6, 2015.

**	Benchmark performance is from commencement date of the Fund Class (July 6, 2015) only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

As stated in the current prospectus dated September 1, 2015, the Fund’s “Total Annual Fund Operating Expenses” are 1.46% and 1.71%, and the Fund’s “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” are 1.10% and 1.35% for Institutional Class Shares and Investor Class Shares, respectively, of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Polen Capital Management, LLC (“PCM” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, any class-specific fees and expenses, interest, extraordinary

13

POLEN GLOBAL GROWTH FUND

Annual Report

Performance Data

April 30, 2016

(Unaudited)

items, “Acquired Fund” fees and expenses and brokerage commissions) do not exceed 1.10% (on an annual basis) with respect to the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2018 unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and/or expenses not been waived and/or reimbursed.

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the MSCI ACWI Index, which captures large and mid-cap representation across 23 Developed Markets (DM) and 23 Emerging Markets (EM) countries. With 2,466 constituents, the index covers approximately 85% of the global investable equity opportunity set. Indexes are unmanaged and it is not possible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund. Investing in foreign securities entails special risks, such as fluctuations in currency exchange rates and possible lax regulation of securities markets and accounting practices.

The Fund may invest a substantial amount of its assets in issuers located in a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

14

POLEN GROWTH FUNDS

Funds Expense Disclosure

April 30, 2016

(Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2015 through April 30, 2016 and held for the entire period.

Actual Expenses

The first line of each accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of each accompanying table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund(s) and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, each hypothetical line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

15

POLEN GROWTH FUNDS

Funds Expense Disclosure (Concluded)

April 30, 2016

(Unaudited)

	Polen Growth Fund

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period
Institutional Class*
Actual	$1,000.00	$ 958.60	$4.87
Hypothetical (5% return before expenses)	1,000.00	1,019.89	5.02
Investor Class*
Actual	$1,000.00	$ 957.20	$6.08
Hypothetical (5% return before expenses)	1,000.00	1,018.65	6.27

	Polen Global Growth Fund

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period
Institutional Class**
Actual	$1,000.00	$ 977.10	$5.41
Hypothetical (5% return before expenses)	1,000.00	1,019.39	5.52
Investor Class**
Actual	$1,000.00	$ 975.50	$6.63
Hypothetical (5% return before expenses)	1,000.00	1,018.15	6.77

*

Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2016 of 1.00% for Institutional Class and 1.25% for Investor Class, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (182), then divided by 366 to reflect the period. The Fund’s ending account values on the first line of each table are based on the actual six-month total returns for the Fund of (4.14)% and (4.28)% for Institutional Class and Investor Class, respectively.

**

Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2016 of 1.10% for Institutional Class and 1.35% for Investor Class, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (182), then divided by 366 to reflect the period. The Fund’s ending account values on the first line of each table are based on the actual six-month total returns for the Fund of (2.29)% and (2.45)% for Institutional Class and Investor Class, respectively.

16

POLEN GROWTH FUND

Portfolio Holdings Summary Table

April 30, 2016

(Unaudited)

The following table presents a summary by industry of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Internet Content & Information	14.3%	$ 158,385,751
Credit Services	9.6	106,435,382
Information Technology Services	8.3	92,589,889
Biotechnology	7.8	86,684,605
Footwear & Accessories	6.8	75,980,084
Restaurants	6.0	66,359,722
Leisure	5.5	61,174,152
Apparel Stores	5.2	57,177,985
Software Infrastructure	4.8	53,345,475
Business Services	4.7	52,652,135
Software Application	4.4	49,364,685
Packaged Foods	4.4	48,384,744
Industrial Distribution	4.1	45,439,079
Specialty Retail	4.0	44,612,520
Consumer Electronics	3.3	36,808,605
Medical Devices	2.5	27,596,668
Other Assets In Excess of Liabilities	4.3	47,588,050
NET ASSETS	100.0%	$1,110,579,531

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

17

POLEN GROWTH FUND

Portfolio of Investments

April 30, 2016

	Number of Shares	Value

COMMON STOCKS — 95.7%
Apparel Stores — 5.2%
TJX Cos., Inc. (The)	754,128	$57,177,985

Biotechnology — 7.8%
Celgene Corp.*	452,517	46,794,783
Regeneron Pharmaceuticals, Inc.*	105,890	39,889,822

		86,684,605

Business Services — 4.7%
Automatic Data Processing, Inc.	595,343	52,652,135

Consumer Electronics — 3.3%
Apple, Inc.	392,667	36,808,605

Credit Services — 9.6%
MasterCard, Inc., Class A	227,538	22,068,911
Visa, Inc., Class A	1,092,264	84,366,471

		106,435,382

Footwear & Accessories — 6.8%
NIKE, Inc., Class B	1,289,109	75,980,084

Industrial Distribution — 4.1%
Fastenal Co.	971,128	45,439,079

Information Technology Services — 8.3%
Accenture PLC, Class A	500,092	56,470,389
Gartner, Inc.*	414,357	36,119,500

		92,589,889

Internet Content & Information — 14.3%
Alphabet, Inc., Class A*	65,070	46,061,752
Alphabet, Inc., Class C*	96,275	66,719,538
Facebook, Inc., Class A*	387,859	45,604,461

		158,385,751

	Number of Shares	Value

COMMON STOCKS — (Continued)
Leisure — 5.5%
Priceline Group, Inc. (The)*	45,528	$61,174,152

Medical Devices — 2.5%
Abbott Laboratories	290,015	11,281,584
Align Technology, Inc.*	226,002	16,315,084

		27,596,668

Packaged Foods — 4.4%
Nestle SA, SP ADR	648,850	48,384,744

Restaurants — 6.0%
Starbucks Corp.	1,180,148	66,359,722

Software Application — 4.4%
Adobe Systems, Inc.*	523,930	49,364,685

Software Infrastructure — 4.8%
Oracle Corp.	1,338,321	53,345,475

Specialty Retail — 4.0%
O’reilly Automotive, Inc.*	169,836	44,612,520

TOTAL COMMON STOCKS (Cost $925,340,028)		1,062,991,481

TOTAL INVESTMENTS - 95.7% (Cost $925,340,028)		1,062,991,481
OTHER ASSETS IN EXCESS OF LIABILITIES - 4.3%		47,588,050

NET ASSETS - 100.0%		$1,110,579,531

* Non-income producing.

PLC	Public Limited Corporation
SP ADR	Sponsored American Depository Receipt

The accompanying notes are an integral part of the financial statements.

18

POLEN GLOBAL GROWTH FUND

Portfolio Holdings Summary Table

April 30, 2016

(Unaudited)

The following table presents a summary by industry of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Internet Software & Services	16.2%	$2,268,760
IT Services	15.6	2,181,350
Specialty Retail	7.9	1,108,229
Biotechnology	7.1	1,000,435
Textiles, Apparel & Luxury Goods	5.1	707,987
Food Products	4.7	655,112
Health Care Equipment & Supplies	4.6	651,205
Hotels, Restaurants & Leisure	4.4	614,538
Software	4.0	563,909
Insurance	3.5	489,541
Household Products	2.8	389,677
Internet & Catalog Retail	2.6	370,850
Professional Services	2.3	324,118
Trading Companies & Distributors	2.2	311,341
Semiconductors & Semiconductor Equipment	2.1	287,160
Technology Hardware, Storage & Peripherals	1.9	266,128
Pharmaceuticals	1.9	266,062
Other Assets In Excess of Liabilities	11.1	1,548,977

NET ASSETS	100.0%	$14,005,379

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

19

POLEN GLOBAL GROWTH FUND

Portfolio of Investments

April 30, 2016

	Number of Shares	Value

COMMON STOCKS — 88.9%
Australia — 2.5%
CSL, Ltd.	4,468	$356,048

Cayman Islands — 5.3%
Alibaba Group Holding, Ltd., SP ADR*	3,888	299,143
Tencent Holdings, Ltd.	21,700	441,558

		740,701

China — 2.4%
Baidu, Inc., SP ADR*	1,702	330,699

Denmark — 1.9%
Novo Nordisk A/S, SP ADR	4,769	266,062

France — 1.6%
Essilor International SA	1,703	220,464

Hong Kong — 3.5%
AIA Group, Ltd.	81,800	489,541

Ireland — 4.0%
Accenture PLC, Class A	4,979	562,229

Israel — 2.5%
Check Point Software Technologies, Ltd.*	4,275	354,269

Switzerland — 7.0%
Nestle SA, Registered Shares	8,777	655,112
SGS SA	147	324,118

		979,230

United Kingdom — 4.8%
ARM Holdings PLC	20,921	287,160
Reckitt Benckiser Group PLC	4,000	389,677

		676,837

	Number of Shares	Value

COMMON STOCKS — (Continued)
United States — 53.4%
Abbott Laboratories	11,073	$430,741
Adobe Systems, Inc.*	2,225	209,640
Alphabet, Inc., Class C*	1,092	756,553
Apple, Inc.	2,839	266,128
Automatic Data Processing, Inc.	5,057	447,241
Celgene Corp.*	2,257	233,396
Facebook, Inc., Class A*	3,749	440,807
Fastenal Co.	6,654	311,341
MasterCard, Inc., Class A	4,333	420,258
NIKE, Inc., Class B	12,012	707,987
O’Reilly Automotive, Inc.*	2,309	606,528
Priceline Group, Inc. (The)*	276	370,850
Regeneron Pharmaceuticals, Inc.*	1,091	410,991
Starbucks Corp.	10,929	614,538
TJX Cos, Inc. (The)	6,617	501,701
Visa, Inc., Class A	9,731	751,622

		7,480,322

TOTAL COMMON STOCKS (Cost $11,961,691)		12,456,402

TOTAL INVESTMENTS - 88.9% (Cost $11,961,691)		12,456,402
OTHER ASSETS IN EXCESS OF LIABILITIES - 11.1%		1,548,977

NET ASSETS - 100.0%		$14,005,379

* Non-income producing.
PLC	Public Limited Corporation
SP ADR	Sponsored American Depository Receipt

The accompanying notes are an integral part of the financial statements.

20

POLEN GROWTH FUNDS

Statements of Assets and Liabilities

April 30, 2016

	Polen Growth Fund	Polen Global Growth Fund
Assets
Investments, at value (Cost $925,340,028 and $11,961,691, respectively)	$1,062,991,481	$12,456,402
Cash	26,345,828	1,553,616
Foreign currency (Cost $0 and $18,268, respectively)	—	18,532
Receivable for investments sold	15,929,077	—
Receivable for capital shares sold	10,885,016	—
Dividends and interest receivable	2,232,105	24,317
Receivable from Investment Adviser	—	21,970
Prepaid expenses and other assets	83,646	30,219

Total assets	1,118,467,153	14,105,056

Liabilities
Payable for capital shares redeemed	6,929,190	—
Payable to Investment Advisor	716,215	—
Payable for administration and accounting fees	105,192	16,861
Payable for transfer agent fees	43,216	11,948
Payable for distribution fees	30,553	98
Payable for audit fees	24,867	24,922
Payable for custodian fees	21,011	15,571
Payable for investments purchased	—	18,165
Payable for legal fees	11,056	5,543
Payable for printing fees	5,075	4,174
Payable for Trustees and Officers	—	1,986
Accrued expenses	1,247	409

Total liabilities	7,887,622	99,677

Net Assets	$1,110,579,531	$14,005,379

Net Assets Consisted of:
Capital stock, $0.01 par value	$588,005	$13,128
Paid-in capital	974,754,659	13,607,711
Accumulated net investment income/(loss)	—	(1,369)
Accumulated net realized gain/(loss) from investments and foreign currency transactions	(2,414,586)	(108,920)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currency	137,651,453	494,829

Net Assets	$1,110,579,531	$14,005,379

Institutional Class:
Net asset value, offering and redemption price per share ($959,962,275 / 50,745,661 shares) and ($13,482,525 / 1,263,672 shares)	$18.92	$10.67

Investor Class:
Net asset value, offering and redemption price per share ($150,617,256 / 8,054,827 shares) and ($522,854 / 49,131 shares)	$18.70	$10.64

The accompanying notes are an integral part of the financial statements.

21

POLEN GROWTH FUNDS

Statements of Operations

For the Year Ended April 30, 2016

	Polen Growth Fund	Polen Global Growth Fund
Investment Income
Dividends	$7,361,185	$96,419
Interest	2,716	105
Less: foreign taxes withheld	(213,546)	(4,975)

Total investment income	7,150,355	91,549

Expenses
Advisory fees (Note 2)	6,848,014	71,265
Administration and accounting fees	453,029	77,490
Transfer agent fees (Note 2)	450,467	58,205
Distribution fees (Investor Shares) (Note 2)	198,975	471
Custodian fees (Note 2)	73,641	31,688
Trustees’ and officers’ fees (Note 2)	39,803	4,511
Legal fees	33,748	1,933
Printing and shareholder reporting fees	30,562	5,670
Audit fees	27,557	25,712
Registration and filing fees	9,510	23,035
Other expenses	15,781	4,457

Total expenses before waivers and reimbursements	8,181,087	304,437

Less: waivers and reimbursements (Note 2)	(1,134,098)	(211,741)

Net expenses after waivers and reimbursements	7,046,989	92,696

Net investment income	103,366	(1,147)

Net realized and unrealized gain/(loss) from investments
Net realized gain/(loss) from investments	2,970,260	(108,920)
Net realized loss from foreign currency transactions	—	(2,783)
Net change in unrealized appreciation/(depreciation) on investments	31,589,463	413,454
Net change in unrealized appreciation/(depreciation) on foreign currency translations	—	7

Net realized and unrealized gain on investments	34,559,723	301,758

Net increase in net assets resulting from operations	$34,663,089	$300,611

The accompanying notes are an integral part of the financial statements.

22

POLEN GROWTH FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015
Increase/(Decrease) in Net Assets from Operations:
Net investment income	$103,366	$239,517
Net realized gain from investments	2,970,260	37,906,568
Net change in unrealized appreciation/(depreciation) on investments	31,589,463	24,775,320

Net increase in net assets resulting from operations	34,663,089	62,921,405

Less Dividends and Distributions to Shareholders from:
Net investment income:
Institutional Class	—	(319,864)

Total net investment income	—	(319,864)

Net realized capital gains:
Institutional Class	(27,326,452)	(22,648,001)
Investor Class	(4,427,516)	(2,035,860)

Total net realized capital gains	(31,753,968)	(24,683,861)

Net decrease in net assets from dividends and distributions to shareholders	(31,753,968)	(25,003,725)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	701,406,937	36,804,644

Total increase in net assets	704,316,058	74,722,324

Net assets
Beginning of year	406,263,473	331,541,149

End of year	$1,110,579,531	$406,263,473

Accumulated net investment income, end of year	$—	$—

The accompanying notes are an integral part of the financial statements.

23

POLEN GLOBAL GROWTH FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2016	For the Period Ended April 30, 2015*
Increase/(Decrease) in Net Assets from Operations:
Net investment income/(loss)	$(1,147)	$4,370
Net realized loss from investments and foreign currency transactions	(111,703)	(958)
Net change in unrealized appreciation/(depreciation) on investments	413,461	81,368

Net increase in net assets resulting from operations	300,611	84,780

Less Dividends and Distributions to Shareholders from:
Net investment income:
Institutional Class	(8,435)	—
Investor Class	(64)	—

Total net investment income	(8,499)	—

Net decrease in net assets from dividends and distributions to shareholders	(8,499)	—

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	10,637,704	2,990,783

Total increase in net assets	10,929,816	3,075,563

Net assets
Beginning of period	3,075,563	—

End of period	$14,005,379	$3,075,563

Accumulated net investment income/(loss), end of period	$(1,369)	$8,499

  * The Polen Global Growth Fund commenced operations on December 30, 2014.

The accompanying notes are an integral part of the financial statements.

24

POLEN GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Class Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2016	April 30, 2015	April 30, 2014	April 30, 2013	April 30, 2012
Per Share Operating Performance
Net asset value, beginning of period	$18.29	$16.45	$14.17	$13.79	$12.10

Net investment income(1)	0.01	0.02	0.03	0.03	— (2)
Net realized and unrealized gain on investments	1.45	3.09	2.48	0.40	1.68

Net increase in net assets resulting from operations	1.46	3.11	2.51	0.43	1.68

Dividends and distributions to shareholders from:
Net investment income	—	(0.02)	(0.04)	—	—
Net realized capital gains	(0.83)	(1.25)	(0.20)	(0.06)	— (2)

Total dividends and distributions to shareholders	(0.83)	(1.27)	(0.24)	(0.06)	—

Redemption fees	— (2)	— (2)	0.01	0.01	0.01

Net asset value, end of period	$18.92	$18.29	$16.45	$14.17	$13.79

Total investment return(3)	7.86%	19.17%	17.84%	3.19%	13.97%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$959,962	$376,718	$252,108	$294,408	$215,387
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	1.17%	1.25%	1.27%	1.26%	1.44%
Ratio of net investment income/(loss) to average net assets	0.04%	0.10%	0.17%	0.24%	(0.01)%
Portfolio turnover rate	9.13%	33.44%	39.52%	51.04%	35.48%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

25

POLEN GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Investor Class Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Investor Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2016	April 30, 2015	April 30, 2014	April 30, 2013	April 30, 2012
Per Share Operating Performance
Net asset value, beginning of period	$18.14	$16.35	$14.09	$13.74	$12.09

Net investment loss(1)	(0.04)	(0.02)	(0.01)	— (2)	(0.03)
Net realized and unrealized gain on investments	1.43	3.06	2.47	0.40	1.67

Net increase in net assets resulting from operations	1.39	3.04	2.46	0.40	1.64

Dividends and distributions to shareholders from:
Net investment income	—	—	(0.01)	—	—
Net realized capital gains	(0.83)	(1.25)	(0.20)	(0.06)	— (2)

Total dividends and distributions to shareholders	(0.83)	(1.25)	(0.21)	(0.06)	—

Redemption fees	— (2)	— (2)	0.01	0.01	0.01

Net asset value, end of period	$18.70	$18.14	$16.35	$14.09	$13.74

Total investment return(3)	7.54%	18.87%	17.59%	2.98%	13.65%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$150,617	$29,545	$79,433	$100,859	$101,396
Ratio of expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	1.42%	1.50%	1.52%	1.51%	1.74%
Ratio of net investment loss to average net assets	(0.21)%	(0.14)%	(0.08)%	(0.01)%	(0.26)%
Portfolio turnover rate	9.13%	33.44%	39.52%	51.04%	35.48%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

26

POLEN GLOBAL GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for each Institutional Class Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the	For the Period
	Year Ended	December 30, 2014*
	April 30, 2016	to April 30, 2015
Per Share Operating Performance
Net asset value, beginning of period	$10.29	$10.00

Net investment income(1)	— (2)	0.02
Net realized and unrealized gain on investments	0.39	0.27

Net increase in net assets resulting from operations	0.39	0.29

Dividends and distributions to shareholders from:
Net investment income	(0.01)	—

Total dividends and distributions to shareholders	(0.01)	—

Redemption fees	— (2)	—

Net asset value, end of period	$10.67	$10.29

Total investment return(3)	3.78%	2.90%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$13,483	$3,076
Ratio of expenses to average net assets	1.10%	1.10	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	3.63%	9.78	%(4)
Ratio of net investment income/(loss) to average net assets	(0.01)%	0.47	%(4)
Portfolio turnover rate	6.99%	—

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

27

POLEN GLOBAL GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Investor Class Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Investor Class
	For the Period July 6, 2015* to April 30, 2016
Per Share Operating Performance
Net asset value, beginning of period	$10.32

Net investment income(1)	—	(2)
Net realized and unrealized gain on investments	0.32

Net increase in net assets resulting from operations	0.32

Dividends and distributions to shareholders from:
Net investment income	—	(2)

Net asset value, end of period	$10.64

Total investment return(3)	3.13%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$523
Ratio of expenses to average net assets	1.35	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	3.51	%(4)
Ratio of net investment loss to average net assets	(0.06	)%(4)
Portfolio turnover rate	6.99%

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

28

POLEN GROWTH FUNDS

Notes to Financial Statements

April 30, 2016

1. Organization and Significant Accounting Policies

The Polen Growth Fund and the Polen Global Growth Fund (the “Funds”) are non-diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on September 15, 2010 and December 30, 2014, respectively. The Funds are separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Funds offer two separate classes of shares, Investor Class (formerly Retail Class) and Institutional Class.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — The Funds’ net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	quoted prices in active markets for identical securities;

● Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

● Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

29

POLEN GROWTH FUNDS

Notes to Financial Statements

April 30, 2016

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that each Fund calculates its NAV (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. As a result, each Fund fair values foreign securities using an independent pricing service which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following is a summary of the inputs used, as of April 30, 2016, in valuing the Funds’ investments carried at fair value:

Funds	Total Value at 04/30/16	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Polen Growth Fund
Investments in Securities*	$1,062,991,481	$1,062,991,481	$—	$—

30

POLEN GROWTH FUNDS

Notes to Financial Statements

April 30, 2016

Funds	Total Value at 04/30/16	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Polen Global Growth Fund
Australia	$356,048	$—	$356,048	$—
Cayman Islands	740,701	299,143	441,558	—
China	330,699	330,699	—	—
Denmark	266,062	266,062	—	—
France	220,464	—	220,464	—
Hong Kong	489,541	—	489,541	—
Ireland	562,229	562,229	—	—
Israel	354,269	354,269	—	—
Switzerland	979,230	—	979,230	—
United Kingdom	676,837	—	676,837	—
United States	7,480,322	7,480,322	—	—

Total	$12,456,402	$9,292,724	$3,163,678	$—

* Please refer to Portfolio of Investments for details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Funds to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Funds to disclose amounts

31

POLEN GROWTH FUNDS

Notes to Financial Statements

April 30, 2016

and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Funds had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to their net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Funds had an amount of total transfers during the reporting period that was meaningful in relation to their net assets as of the end of the reporting period.

For the year ended April 30, 2016, there were no transfers between Levels 1, 2 and 3 for the Funds.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Distribution (12b-1) fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are generally allocated to each class of each Fund based upon the relative daily net assets of each class of each Fund. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund. The Funds’ investment income, expenses (other than class-specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

32

POLEN GROWTH FUNDS

Notes to Financial Statements

April 30, 2016

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and are recorded on ex-date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Funds’ intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Currency Risk — The Funds invest in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Funds may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Funds’ NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Funds is determined on the basis of U.S. dollars, the Funds may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Funds’ holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Funds’ holdings in foreign securities.

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

33

POLEN GROWTH FUNDS

Notes to Financial Statements

April 30, 2016

2. Transactions with Affiliates and Related Parties

Polen Capital Management, LLC (“PCM” or the “Adviser”) serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust. For its services, the Adviser is paid a monthly fee at the annual rate of 1.00% and 0.85% of the average daily net assets of the Polen Growth Fund and the Polen Global Growth Fund, respectively. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Funds to the extent necessary to ensure that the Funds’ total operating expenses (excluding taxes, any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund” fees and expenses and brokerage commissions) do not exceed (on an annual basis) 1.00% of the Polen Growth Fund’s and 1.10% of the Polen Global Growth Fund’s, average daily net assets (the “Expense Limitations”). The Expense Limitations will remain in place until August 31, 2016 with respect to the Polen Growth Fund and August 31, 2018 with respect to the Polen Global Growth Fund, unless the Board of Trustees approves its earlier termination. With regard to the Polen Global Growth Fund, the Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. As of April 30, 2016, the amount of potential recovery was as follows:

	Expiration
	04/30/2018	04/30/2019
Polen Global Growth Fund	$80,469	$211,741

For the year ended April 30, 2016, the Adviser waived and reimbursed fees of $1,134,098 and $211,741 for the Polen Growth Fund and Polen Global Growth Fund, respectively.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Funds. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Funds’ average daily net assets and is subject to certain minimum monthly fees. For providing transfer agency services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Funds.

34

POLEN GROWTH FUNDS

Notes to Financial Statements

April 30, 2016

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Investor Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Investor Shares plan, the Funds compensate the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of the Funds’ Investor Shares.

The Trustees of the Trust who are not officers or employees of an investment adviser, sub-adviser or other service provider to the Trust receive compensation in the form of an annual retainer and per meeting fees for their services as a Trustee. The remuneration paid to the Trustees by the Funds during the year ended April 30, 2016 was $19,719 and $3,318 for the Polen Growth Fund and Polen Global Growth Fund, respectively. Certain employees of BNY Mellon serve as Officers of the Trust. They are not compensated by the Funds or the Trust.

3. Investment in Securities

For the year ended April 30, 2016, aggregate purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

	Purchases	Sales

Polen Growth Fund	$705,114,095	$61,078,918
Polen Global Growth Fund	$9,902,632	$516,914

4. Capital Share Transactions

For the years ended April 30, 2016 and the period ended April 30, 2015, transactions in capital shares (authorized shares unlimited) were as follows:

	Polen Growth Fund
	For the Year Ended		For the Year Ended
	April 30, 2016		April 30, 2015
	Shares	Amount	Shares	Amount
Institutional Class
Sales	37,345,762	$714,464,173	8,166,603	$141,505,419
Reinvestments	1,214,971	23,655,483	1,202,308	21,136,582
Redemption Fees*	—	77,109	—	13,873
Redemptions	(8,408,355)	(159,371,801)	(4,099,281)	(71,472,126)

Net increase	30,152,378	$578,824,964	5,269,630	$91,183,748

35

POLEN GROWTH FUNDS

Notes to Financial Statements

April 30, 2016

	Polen Growth Fund
	For the Year Ended		For the Year Ended
	April 30, 2016		April 30, 2015
	Shares	Amount	Shares	Amount
Investor Class
Sales	8,079,428	$153,470,981	200,075	$3,427,055
Reinvestments	227,559	4,382,791	116,473	2,032,445
Redemption Fees*	—	11,271	—	1,657
Redemptions	(1,881,323)	(35,283,070)	(3,547,006)	(59,840,261)

Net increase/(decrease)	6,425,664	$122,581,973	(3,230,458)	$(54,379,104)

Total net increase	36,578,042	$701,406,937	2,039,172	$36,804,644

	Polen Global Growth Fund**
	For the Year Ended		For the Period Ended
	April 30, 2016		April 30, 2015
	Shares	Amount	Shares	Amount
Institutional Class
Sales	1,000,389	$10,474,716	298,890	$2,990,783
Reinvestments	775	8,435	—	—
Redemption Fees*	—	814	—	—
Redemptions	(36,382)	(367,664)	—	—

Net increase	964,782	$10,116,301	298,890	$2,990,783

Investor Class
Sales	58,500	$618,275	—	$—
Reinvestments	6	64	—	—
Redemption Fees*	—	23	—	—
Redemptions	(9,375)	(96,959)	—	—

Net increase	49,131	$521,403	—	$—

Total net increase	1,013,913	$10,637,704	298,890	$2,990,783

*

There is a 2.00% redemption fee that may be charged on shares redeemed within the first 60 days of their acquisition. The redemption fees are retained by the Funds for the benefit of the remaining shareholders and recorded as paid-in capital.

**	The Polen Global Growth Fund commenced operations on December 30, 2014.

36

POLEN GROWTH FUNDS

Notes to Financial Statements

April 30, 2016

5. Federal Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. For the year ended April 30, 2016, the adjustments to the Polen Growth Fund were to decrease undistributed net investment income by $103,366 and increase accumulated net realized gain by $103,366. The adjustments to the Polen Global Growth Fund were to decrease the paid in capital by $2,561, undistributed net investment income by $222 and increase accumulated net realized gain by $2,783. These reclassifications, which have no impact on the NAV of the Fund, are primarily attributable to redesignations of distributions for the Polen Growth Fund and write-off of net operating loss and foreign currency income reclassification for the Polen Global Growth Fund.

For the year ended April 30, 2016, the tax character of distributions paid by the Polen Growth Fund and the Polen Global Growth Fund were $103,365 and $8,499 of ordinary income dividends and $31,650,603 and $0 of long-term capital gains, respectively. For the year ended April 30, 2015, the tax character of distributions paid by the Polen Growth Fund was $3,659,972 of ordinary income dividends and long-term capital gains of $21,343,753. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes. There were no distributions paid by the Polen Global Growth Fund for the period beginning December 30, 2014, commencement of operations, to April 30, 2015.

As of April 30, 2016 the components of distributable earnings on a tax basis were as follows:

					Qualified
	Capital Loss	Undistributed	Undistributed	Unrealized	Late Year
	Carryforward	Ordinary Income	Long-Term Gain	Appreciation	Loss Deferral

Polen Growth Fund	$—	$—	$—	$136,533,701	$(1,296,834)
Polen Global Growth Fund	$(54,052)	$—	$—	$452,690	$(14,098)

37

POLEN GROWTH FUNDS

Notes to Financial Statements (Concluded)

April 30, 2016

 The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Foreign currency and short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2016, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:

		Gross	Gross
	Federal	Unrealized	Unrealized	Net Unrealized
	Tax Cost	Appreciation	Depreciation	Appreciation

Polen Growth Fund	$926,457,780	$145,327,183	$(8,793,482)	$136,533,701
Polen Global Growth Fund	12,003,831	795,421	(342,850)	452,571

 Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain net capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2016, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2016. For the year ended April 30, 2016, the Polen Growth Fund had $1,296,834 net capital loss deferrals (comprised of long-term gain deferrals of $1,068,320 and short-term loss deferrals of $2,365,154). The Polen Global Growth Fund had $12,729 net capital deferrals (comprised of short-term loss deferrals of $12,729), and late-year ordinary loss deferrals of $1,369.

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2016 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2016, the Polen Global Growth Funds had $54,052 of short-term loss carryforwards. The Polen Growth Fund did not have any capital loss carryforwards.

6. Subsequent Event

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

38

POLEN GROWTH FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the Polen Growth Fund and the Polen Global Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Polen Growth Fund and the Polen Global Growth Fund (the “Funds”) at April 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 28, 2016

39

POLEN GROWTH FUNDS

Shareholder Tax Information

(Unaudited)

The Funds are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise their shareholders of the U.S. federal tax status of distributions received by the Funds’ shareholders in respect of such fiscal year. During the year ended April 30, 2016, the Polen Growth Fund and the Polen Global Growth Fund paid $103,365 and $8,499 of ordinary income dividends and $31,650,603 and $0 of long term capital gain dividends, respectively, to its shareholders. Preceding information for the Polen Growth Fund and the Polen Global Growth Fund dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Polen Growth Fund and the Polen Global Growth Fund designates 100% and 100%, respectively, of ordinary income distributions as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for corporate dividends received deduction for the Polen Growth Fund, and the Polen Global Growth Fund, is 100% and 100%, respectively.

The percentage of qualified interest Income related to dividends not subject to withholding tax for non-resident aliens and foreign corporations for the Polen Growth Fund, and the Polen Global Growth Fund, is 0.04% and 0.06%, respectively.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2016. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2017.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

40

POLEN GROWTH FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 678-6024 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

41

POLEN GROWTH FUNDS

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 678-6024.

42

POLEN GROWTH FUNDS

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Funds contains additional information about the Trustees and is available, without charge, upon request, by calling (888) 678-6024.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	33	Optimum Fund Trust (registered investment company) (6 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	33	None.

43

POLEN GROWTH FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2016.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	33	None.

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	33	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).

44

POLEN GROWTH FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE[1]

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	33	None.

[1]

Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

45

POLEN GROWTH FUNDS

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.

JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.

DAVID C. LEBISKY Date of Birth: 5/72	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2015.

Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

46

[THIS PAGE INTENTIONALLY LEFT BLANK.]

Investment Adviser

Polen Capital Management, LLC

1825 NW Corporate Blvd.

Suite 300

Boca Raton, FL 33431

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

Polen Growth Fund

Polen Global Growth

Fund

of

FundVantage Trust

Institutional Class

Investor Class

ANNUAL REPORT

April 30, 2016

This report is submitted for the general information of the shareholders of the Polen Growth Fund and the Polen Global Growth Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Polen Growth Fund and the Polen Global Growth Fund.

POL-0416

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Investment Adviser’s Report

April 30, 2016

(Unaudited)

Dear Fellow Shareholder:

It has been a challenging investment environment and a difficult past twelve months for small-cap equities and the Private Capital Management Value Fund (“the Fund”). For the year ended April 30, 2016, the Fund’s Class I shares (VFPIX) declined by 13.76%, compared to the S&P 500 Index’s 1.21% gain and the small-cap Russell 2000 Index’s loss of 5.94%. While the Fund’s portfolio is not constructed to perform in sync with markets over short periods of time, we have rarely experienced such a negative disconnect between our results and those of the broad market indices.

A closer look at the year shows that the Fund’s underperformance largely occurred during the latter half of the third and fourth quarters of 2015. It was during this time that equity investors became concerned with the Federal Reserve and China.

Confused messaging from the Fed on when they might initiate their first interest rate hike in nearly a decade caused market volatility to drag on from the Fed’s postponement in September until the eventual rate hike in December. As we have written previously, we do not share the view that the Fed’s decision to raise interest rates should be viewed as a negative for U.S. equities. The rate increases are likely to be moderate and would be dependent upon an increased confidence in the strength of the U.S. economy. The benefits of a stronger economy would more than offset a modest increase in borrowing costs.

The issue with China has been brewing for quite some time. Back in 2008, the government of export-dependent China faced a huge demand shock as western economies regressed sharply during the Great Recession. Rather than follow the West into recession and face the prospect of social unrest, the government instead poured vast amounts of capital into the economy through state-controlled financial institutions. The result was a domestic investment boom that allowed China to record high single-digit GDP growth per annum while major western economies declined or stagnated. This massive investment, from basic infrastructure to factory capacity, allowed the economies of countries tied to natural resources, from Australia and Canada to Brazil and Russia, to greatly outperform during this period.

The “party” lasted long enough that some observers began to opine that the Chinese model of state-controlled capital allocation was more considered and sustainable than the free-market system in the United States. Similarly, many believed that the Chinese model was superior to that of Japan, whose economic miracle ended with a moribund economy and banking system choked by a sea of non-performing loans.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 568-1267. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

1

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2016

(Unaudited)

Unfortunately, it is becoming increasingly evident that the Chinese simply engineered another version of the same mechanism through which to sustain an unsupportable prosperity. This is not to say that the Chinese are bound to the same outcome as Japan; the social, demographic and economic circumstances are quite different. Further, Chinese investment certainly helped the world economy recover, fostering a more virtuous cycle than otherwise would have been the case. That said, we believe some important inferences can be drawn:

●  Sustainable demand for commodities of all kinds was overstated by China’s bolus of spending during and following the Great Recession.

●  Commodity producers built capacity to support this unsustainable demand.

●  Commodity producing nations built budgets based on tax revenue assumptions that now will not be realized.

●  Due to misallocation of capital, the Chinese “shadow” banking system is now saddled with substantial bad debt, some estimates of which exceed $5 trillion dollars. The economy is likewise burdened by a substantial number of uneconomic businesses, kept on life support by the government through the shadow banking system. There is, of course, a significant degree of circularity to this problem.

Viewed from this perspective, falling prices for non-farm commodities makes perfect sense. China had been the largest and fastest growing marginal consumer of everything from oil to iron ore; the significant slowdown in its economy resulted in an overshoot in both current output and investment in productive capacity by commodity producers. It also is creating varying degrees of financial duress for countries such as Brazil, Russia and Venezuela whose national budgets rely heavily on commodity exports for sustenance.

The China “issue” appears to have negatively affected the positioning of the Fund’s portfolio as some market participants fear that the Fed’s action was premature and U.S. economic growth may be impaired by events overseas. Since small and mid-capitalization stocks (the preponderance of the Fund’s holdings) are inherently more volatile, being on the wrong side of near-term investor sentiment has significantly impacted the Fund’s performance. However, we think this misses a critical point: on a bottom-up, company-specific basis, we have seen almost no evidence that China’s economic issues are adversely impacting our portfolio companies.

Shifting to the early months of 2016, it was difficult, if not impossible, to point to one dominating market concern, in part because the topic changed daily. Any reasonable list would have included: negative interest rates in Europe and Japan, the direction of commodity prices in general and oil in particular, continued concerns over the health (or lack thereof) of the Chinese economy, the threat of worldwide

2

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2016

(Unaudited)

deflation, the U.S. presidential election, Federal Reserve policy and – somewhere in the mix – the health of the U.S. economy. All of this led to a decline in the overall market of more than ten percent in January, followed by a seesaw journey through February before the market found its bearings, rallied, and recovered to end the quarter more or less where it began the year.

At a high level it is clear that the U.S. economy continues to plod ahead. To wit, the Commerce Department’s estimate of first quarter GDP was a tepid 0.5% annual rate – hardly constituting a boom, but still a credible result considering conditions around the globe and the negative currency impact resulting from the dollar’s strength against most other currencies worldwide.

The Federal Reserve explicitly acknowledged concern for the health of the world economy and an excessively strong dollar when it deferred a further increase in U.S. rates earlier this year. In our view, this action –or more precisely, this inaction – provided the “all clear” signal that the Fed would continue to backstop our financial markets with accommodative policy. This prompted what can only be described as a Pavlovian recovery for U.S. large-cap equities; an important point that we will return to later.

It is noteworthy that U.S. trade policy has risen to the forefront in this election cycle. We find it remarkable that both Donald Trump and Bernie Sanders are essentially making the same point – that prior governments have “sold out” the American people through poorly considered policies that were either “stupid” or indicative of a system in thrall to special interests. Given that Bill Clinton signed NAFTA, and Hillary Clinton voted to approve many trade deals during her tenure in Congress, she may have a difficult time articulating a politically plausible rebuttal to these accusations.

Suffice to say, we do not see either deliberate incompetence in U.S trade policy or a smoke filled “Star Chamber” of corporate titans cynically gaming the system for nefarious benefit. Free trade was intended to create a rising tide for all participants. With consumer spending accounting for roughly seventy percent of U.S. GDP, cheaper imported goods were expected to boost living standards and drive higher economic growth. This rising tide was supposed to create new and better jobs for U.S. workers displaced by jobs sent overseas. It was an elegant theory that for many in the U.S. middle class, who were dependent on manufacturing jobs, turned into a personal disaster. Unfortunately, the alternative solutions are not as simple as they may sound on television. Carrier Corporation’s much maligned decision to move its Indianapolis manufacturing facility to Mexico has been held out as clear evidence of unmitigated corporate greed. The problem, of course, is that much of Carrier’s competition already benefits from lower foreign production costs and the company must respond to remain competitive over time. Tasking Carrier – or any other domestic manufacturer – to support uneconomic manufacturing capacity would condemn it to the same fate that ultimately precipitated the collapse of General Motors.

For obvious reasons, populist trade battles tend not to occur during times of prosperity, but rather in response to economic difficulty and a dissatisfied electorate. Short-term interest rates are negative in Japan and Europe and commodity prices are soft worldwide – but China remains the elephant in the

3

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2016

(Unaudited)

room. Private sector financial duress appears to be increasing in China, along with the pace of corporate defaults. In a telling sign, it was reported recently that the Chinese government had threatened to sanction domestic “economic experts” for diverging from the state-sponsored message that “all is well.” As we have noted earlier, it seems quite apparent that the debt sponsored Chinese “economic miracle” has run its course. This reality represents a tax on worldwide economic growth and it would seem to be an ill-timed juncture to start a trade battle.

Taking this macroeconomic discussion to the portfolio level should imply a weak global environment that shrinks the margin of safety for many corporations because revenue growth is challenged and the absence of a growing pie means greater competition for market share. What we find strange is that the companies most vulnerable to this competitive dynamic are the large capitalization multinationals that have performed comparatively well during recent periods of market instability. We suspect that much of this strength has been a function of money flows rather than stock selection. With the U.S. economy outperforming the world, odds remain very favorable that the Federal Reserve will lead the inevitable tightening cycle, suggesting a relatively strong dollar for the foreseeable future. For foreign investors this means that U.S. equities are an appreciating asset on a currency-adjusted basis even if U.S. indexes remain flat. Since such investors also value liquidity, we believe that this foreign capital has served to support comparatively high valuations being placed on large capitalization U.S. equities. It should also engender caution because it follows that if this observation is correct, large-cap valuations are to some extent being supported by technical factors rather than fundamental valuations.

4

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2016

(Unaudited)

We would offer the following chart of highly-regarded companies as empirical evidence of this phenomenon:

Company	Market Cap ($B)	Current Dividend Yield	EV/EBITDA (Next FY)	EV/EBITDA (20-Year Avg)	Valuation Premium (Current/20-Year Avg)
Procter & Gamble Co.	$230	3.3%	14.6x	11.5x	27%
The Coca-Cola Co.	$196	3.1%	18.3x	15.1x	21%
PepsiCo, Inc.	$151	2.7%	13.8x	11.7x	18%
Philip Morris International, Inc.	$153	4.1%	14.9x	10.5x	42%
Altria Group, Inc.	$124	3.6%	14.3x	8.8x	63%
The Kraft Heinz Co.	$ 96	2.9%	16.8x	11.8x	42%
Costco Wholesale Corp.	$ 67	1.2%	13.1x	10.1x	30%
Mondelez International, Inc.	$ 69	1.6%	17.0x	11.0x	55%
Colgate-Palmolive Co.	$ 65	2.2%	15.4x	12.3x	25%
Kimberly-Clark Corp.	$ 46	2.9%	12.8x	9.7x	32%
General Mills, Inc.	$ 38	3.0%	13.8x	10.0x	38%
Estee Lauder Cos., Inc.	$ 35	1.3%	15.1x	11.6x	30%
Constellation Brands, Inc.	$ 36	1.0%	18.2x	9.4x	94%
Sysco Corp.	$ 28	2.6%	11.3x	9.9x	14%
Kellogg Co.	$ 27	2.6%	13.7x	10.3x	33%

		Average	14.9x	10.9x	38%

While there are many fine, well-recognized companies on this list, their valuations – which we would highlight are predicated on forward estimates – seem lofty on both an absolute basis and relative to historical averages. By comparison, the median Fund holding would be valued in the mid-to-high single digits on an EV / EBITDA basis. Said another way, even before the benefit of our exhaustive underwriting process, your holdings are generally priced at something approaching a fifty percent discount to the above list while, in our opinion, possessing superior appreciation potential.

Though our performance has been disappointing, we believe that significant areas of recent portfolio weakness reflect performance deferred, rather than foregone. Across the Fund’s portfolio, we believe valuation driven opportunities abound as we continue to see reactions to even good corporate news being met with downward moves in our stocks. This is likely to result in additional purchase activity in a number of already existing portfolio names where our confidence and the reward characteristics remain high. We would also note that delayed Fed action on interest rates has driven a sector rotation away from financial stocks that has brought a number of smaller banks back into our research pipeline.

5

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2016

(Unaudited)

However, given the litany of environmental challenges articulated in this letter, you also should understand that we are cautious about the broad market and have been acting on this concern in rather mundane but important ways. In this most recent rebound in February and March, we have been incrementally more proactive in trimming appreciating investments. The cash held in the Fund reflects the fact that we are being very specific, and more conservative than usual in setting cash deployment points for new or existing holdings. Nevertheless, we believe our new idea pipeline is quite good, and the fact that smaller stocks have trailed larger companies for some time now has been helpful in providing a full menu of investments we look to capitalize on in the coming months.

We appreciate your continued support.

Private Capital Management

Mutual fund investing involves risk and it is possible to lose money by investing in a fund. The Fund is non-diversified and may invest a larger portion of its assets in the securities of a single issuer than a more diversified fund causing its value to fluctuate more widely. The Fund may engage in strategies that are considered risky or invest in stocks of companies that are undervalued which may cause greater volatility and less liquidity. The above commentary is for informational purposes only and investors should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. This report is not authorized for distribution unless preceded or accompanied by a current prospectus for the Private Capital Management Value Fund. The prospectus contains this and other important information about the Fund. Read it carefully before investing.

Shares of the Private Capital Management Value Fund are distributed by Foreside Funds Distributors LLC, not an adviser affiliate.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2016 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risks.

The characteristics shown for the underlying securities do not represent or predict the performance of the Fund.

EV/EBITDA equals a company’s enterprise value divided by earnings before interest, tax, depreciation and amortization.

6

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Report

Performance Data

April 30, 2016

(Unaudited)

Comparison of Change in Value of $25,000 (investment minimum) Investment in Class A* of the Private Capital Management Value Fund vs. Standard & Poor’s 500® Composite Stock Price Index (“S&P 500®”) and Russell 2000® Index

The Fund’s growth of an assumed $25,000 investment is adjusted for the maximum sales charge of 5.00%. This results in a net initial investment of $23,750.

Average Annual Total Returns for the Periods Ended April 30, 2016
	1 Year	3 Years	5 Years	10 Years
Class A (with sales charge)*	-18.31%	4.72%	5.10%	3.34%
Class A (without sales charge)*	-14.00%	6.54%	6.18%	3.34%
S&P 500 Index	1.21%	11.26%	11.02%	6.91%
Russell 2000 Index	-5.94%	7.53%	6.98%	5.42%

*On May 28, 2010, a corporate defined contribution plan account (the “Predecessor Account”) was converted into Class I shares of the Fund. Performance shown for the periods prior to May 28, 2010, is the performance of the Class I shares and represents the performance of the Predecessor Account adjusted to reflect the fees and expenses applicable to Class I shares on May 28, 2010. Performance shown prior to May 28, 2010, has not been adjusted to reflect the fees and expenses of Class A shares. Performance shown for Class A shares for the period from May 28, 2010 to October 6, 2010 (commencement of operations of Class A shares) is the performance of Class I shares adjusted to reflect the fees and expenses applicable to Class A shares. If the Predecessor Account performance was adjusted to reflect the fees and expenses of Class A shares the performance shown would be lower. The Predecessor Account was not registered as a mutual fund under the Investment Company Act of 1940, as amended (“1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and Internal Revenue Code of 1986, as amended. If the Predecessor Account had been registered under the 1940 Act its performance may have been different.

Class A shares have a 5.00% maximum sales charge.

7

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Report

Performance Data (Continued)

April 30, 2016

(Unaudited)

Comparison of Change in Value of $750,000 (investment minimum) Investment in Class I* of the Private Capital Management Value Fund vs. S&P 500® and Russell 2000® Indexes

Average Annual Total Returns for the Periods Ended April 30, 2016
	1 Year	3 Years	5 Years	10 Years
Class I *	-13.76%	6.80%	6.44%	3.49%
S&P 500 Index	1.21%	11.26%	11.02%	6.91%
Russell 2000 Index	-5.94%	7.53%	6.98%	5.42%

*

Performance shown for the period from April 30, 2006 to May 28, 2010 is the performance of a corporate defined contribution plan account (the “Predecessor Account”), which transferred its assets to the Fund in connection with the Fund’s commencement of operations on May 28, 2010. Performance from May 28, 2010 to April 30, 2016 is from the performance of the Class I Shares. The Predecessor Account was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Predecessor Account had been registered under the 1940 Act, its performance may have been different.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower  or higher. Performance data current to the most recent month-end may be obtained by calling (888) 568-1267. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of  Fund shares.

8

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Report

Performance Data (Concluded)

April 30, 2016

(Unaudited)

As stated in the current prospectus dated September 1, 2015, the Fund’s “Total Annual Fund Operating Expenses” are 1.70% and  1.45%, and the Fund’s “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” are 1.25% and  1.00% for Class A and Class I Shares, respectively, of the Fund’s average daily net assets. These ratios may differ from the actual  expenses incurred by the Fund for the period covered by this report. Private Capital Management, LLC, (the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, any class-specific fees and expenses (such as Rule 12b-1 distribution fees, shareholder service fees, or transfer agency fees), “Acquired Fund“ fees and expenses, interest, extraordinary items and brokerage commissions) do not exceed 1.00% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). This agreement will terminate on August 31, 2016, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves an earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or  assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and/or expenses not been waived and/or reimbursed.

A 2.00% redemption fee applies to shares redeemed within 30 days of purchase. This redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of Standard & Poor’s 500® Composite Stock Price Index (“S&P 500®  Index”) and the Russell 2000® Index. The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Russell 2000® Index is an unmanaged index measuring the performance of the 2,000 smallest companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks. It is impossible to invest directly in an index.

9

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Expense Disclosure

April 30, 2016

(Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees, if any, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2015, through April 30, 2016 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), if any, and redemption fees. Therefore, each hypothetical line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Expense Disclosure (Concluded)

April 30, 2016

(Unaudited)

	Private Capital Management Value Fund
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period*
Class A
Actual	$1,000.00	$ 947.70	$6.05
Hypothetical (5% return before expenses)	1,000.00	1,018.65	6.27
Class I
Actual	$1,000.00	$ 948.90	$4.85
Hypothetical (5% return before expenses)	1,000.00	1,019.89	5.02

*

Expenses are equal to an annualized expenses ratio for the six-month period ended April 30, 2016 of 1.25% and 1.00% for Class A and Class I Shares, respectively, for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (182), then divided by 366 to reflect the period. The Fund’s ending account values on the first line in each table are based on the actual six-month total return for the Fund of -5.23% and -5.11% for Class A and Class I Shares, respectively.

11

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Portfolio Holdings Summary Table

April 30, 2016

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Consumer Discretionary	25.6%	$22,131,510
Financials	17.6	15,226,906
Information Technology	11.2	9,648,908
Health Care	10.1	8,748,777
Materials	7.9	6,822,984
Industrials	5.0	4,339,292
Utilities	3.4	2,928,458
Consumer Staples	2.2	1,909,222
Energy	0.5	417,816
U.S. Treasury Obligations	9.8	8,496,456
Options Purchased	0.0	10,500
Options Written	0.0	(6,099)
Other Assets in Excess of Liabilities and Options Written	6.7	5,811,933

NET ASSETS	100.0%	$86,486,663

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

12

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Portfolio of Investments

April 30, 2016

	Number of Shares	Value

COMMON STOCKS — 83.5%
Consumer Discretionary — 25.6%
Advance Auto Parts, Inc.	10,975	$1,713,198
American Public Education, Inc.*	88,425	2,047,923
Ascena Retail Group, Inc.*	179,650	1,582,716
Cabela’s, Inc.*	36,120	1,883,658
Carrols Restaurant Group, Inc.*	210,300	2,925,273
Fiesta Restaurant Group, Inc.*	34,745	1,115,662
Fogo De Chao, Inc.*	78,820	1,315,506
Gildan Activewear, Inc. (Canada)	69,850	2,169,541
GNC Holdings, Inc., Class A	40,375	983,535
Jamba, Inc.*	120,713	1,568,062
Rent-A-Center, Inc.	60,000	882,000
Stoneridge, Inc.*	142,717	2,035,144
Visteon Corp.	23,965	1,909,292

		22,131,510

Consumer Staples — 2.2%
SpartanNash Co.	68,925	1,909,222

Energy — 0.5%
Golar LNG, Ltd. (Bermuda)	25,200	417,816

Financials — 17.6%
Anchor Bancorp Wisconsin, Inc.*	21,000	1,005,060
Charter Financial Corp.	56,000	701,680
INTL FCStone, Inc.*	97,083	2,650,366
KKR & Co. LP	117,622	1,599,659
Northrim Bancorp, Inc.	29,700	766,260
Oceanfirst Financial Corp.	33,303	648,742

	Number of Shares	Value

COMMON STOCKS — (Continued)
Financials — (Continued)
Oppenheimer Holdings, Inc., Class A	98,434	$1,504,071
Raymond James Financial, Inc.	37,600	1,961,592
Seacoast Banking Corp. Of Florida*	53,000	859,660
State Bank Financial Corp.	56,500	1,179,720
Suffolk Bancorp	16,500	395,835
Synovus Financial Corp.	24,014	748,276
Valley National Bancorp	65,059	615,458
Willis Towers Watson PLC (Ireland)	4,728	590,527

		15,226,906

Health Care — 10.1%
Alere, Inc.*	51,750	2,018,250
Allergan PLC (Ireland)*	9,512	2,059,919
Universal Health Services, Inc., Class B	13,900	1,858,152
Valeant Pharmaceuticals International, Inc. (Canada)*	30,950	1,032,492
Zimmer Holdings, Inc.	15,375	1,779,964

		8,748,777

Industrials — 5.0%
Aerojet Rocketdyne
Holdings, Inc.*	62,450	1,131,594
Air Transport Services Group, Inc.*	125,900	1,773,931
MSA Safety, Inc.	13,575	652,822
Triumph Group, Inc.	21,585	780,945

		4,339,292

Information Technology — 11.2%
Avid Technology, Inc.*	100,000	558,000

The accompanying notes are an integral part of the financial statements.

13

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Portfolio of Investments (Concluded)

April 30, 2016

	Number of Shares	Value

COMMON STOCKS — (Continued)
Information Technology — (Continued)
CA, Inc.	48,732	$1,445,391
Electro Rent Corp.	106,880	1,069,869
Everi Holdings, Inc.*	400,271	672,455
Imation Corp.*	184,640	289,885
Mentor Graphics Corp.	110,290	2,201,388
Quantum Corp.*	1,489,078	685,423
QuinStreet, Inc.*	309,174	1,088,292
VASCO Data Security International, Inc.*	94,530	1,638,205

		9,648,908

Materials — 7.9%
Celanese Corp., Class A	16,525	1,168,318
Pope Resources LP	12,100	822,800
Real Industry, Inc.*	224,200	1,981,928
Tronox Ltd., Class A (Australia)	391,475	2,849,938

		6,822,984

Utilities — 3.4%
National Fuel Gas Co.	52,765	2,928,458

TOTAL COMMON STOCKS (Cost $63,103,746)		72,173,873

	Par Value

U.S. TREASURY OBLIGATIONS — 9.8%
U.S. Treasury Bill(a)
0.14% 07/21/2016	8,500,000	$8,496,456

TOTAL U.S. TREASURY OBLIGATIONS (Cost $8,494,645)		8,496,456

Contracts		Value

OPTIONS PURCHASED — 0.0%
Put Options — 0.0%
Jamba, Inc.* Expires 05/20/2016 Strike Price $12.5	300	$10,500

TOTAL OPTIONS PURCHASED (Cost $12,711)		10,500

TOTAL INVESTMENTS - 93.3% (Cost $71,611,102)		80,680,829
OTHER ASSETS IN EXCESS OF LIABILITIES - 6.7%		5,805,834

NET ASSETS - 100.0%		$86,486,663

OPTIONS WRITTEN — 0.0%
Call Options — 0.0%
Jamba, Inc.* Expires 07/15/2016 Strike Price $15	(300)	$(6,099)

TOTAL OPTIONS WRITTEN (Premium $5,487)		(6,099)

*	Non-income producing.
(a)	Rate disclosed represents the yield-to-maturity as of April 30, 2016

PLC Public Limited Company

The accompanying notes are an integral part of the financial statements.

14

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Statement of Assets and Liabilities

April 30, 2016

Assets
Investments, at value (Cost $71,611,102)	$80,680,829
Cash	4,411,942
Receivable for investments sold	1,483,387
Receivable for capital shares sold	11,293
Dividends and interest receivable	5,949
Prepaid expenses and other assets	39,805

Total assets	86,633,205

Liabilities
Options written, at value (premiums received $5,487)	6,099
Payable for capital shares redeemed	9,596
Payable to Investment Adviser	46,623
Payable for audit fees	25,006
Payable for transfer agent fees	19,842
Payable for administration and accounting fees	13,878
Payable for legal fees	9,988
Payable for custodian fees	2,925
Accrued expenses	12,585

Total liabilities	146,542

Net Assets	$86,486,663

Net Assets Consisted of:
Capital Stock, $0.01 par value	$62,362
Paid-in capital	77,463,891
Accumulated net investment income	1,185,102
Accumulated net realized loss from investments	(1,293,807)
Net unrealized appreciation on investments and options written	9,069,115

Net Assets	$86,486,663

Class A:
Net asset value and redemption price per share ($7,408,239 / 539,872 shares)	$13.72

Maximum offering price per share (100/95 of $13.72)	$14.44

Class I:
Net asset value, offering and redemption price per share ($79,078,424 / 5,696,334 shares)	$13.88

The accompanying notes are an integral part of the financial statements.

15

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Statement of Operations

For the Year Ended April 30, 2016

Investment Income
Dividends	$1,848,728
Less: foreign taxes withheld	(5,059)
Interest	2,116

Total investment income	1,845,785

Expenses
Advisory fees (Note 2)	721,689
Transfer agent fees (Note 2)	80,038
Administration and accounting fees (Note 2)	74,144
Legal fees	37,343
Trustees’ and officers’ fees (Note 2)	31,163
Audit fees	25,838
Printing and shareholder reporting fees	23,864
Distribution fees (Class A) (Note 2)	20,422
Custodian fees (Note 2)	17,252
Registration and filing fees	13,102
Other expenses	11,102

Total expenses before waivers and reimbursements	1,055,957

Less: waivers (Note 2)	(233,659)

Net expenses after waivers	822,298

Net investment income	1,023,487

Net realized and unrealized loss from investments:
Net realized loss from investments	(917,659)
Net change in unrealized appreciation/(depreciation) on investments	(11,648,312)
Net change in unrealized depreciation on written options	(612)

Net realized and unrealized loss on investments	(12,566,583)

Net decrease in net assets resulting from operations	$(11,543,096)

The accompanying notes are an integral part of the financial statements.

16

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015
Increase/(decrease) in net assets from operations:
Net investment income	$1,023,487	$15,005
Net realized gain/(loss) from investments	(917,659)	7,444,070
Net change in unrealized appreciation/(depreciation) on investments and written options	(11,648,924)	3,277,028

Net increase/(decrease) in net assets resulting from operations	(11,543,096)	10,736,103

Less Dividends and Distributions to Shareholders from:
Net realized capital gains:
Class A	(530,362)	(260,620)
Class I	(4,267,960)	(3,069,861)

Total net realized capital gains	(4,798,322)	(3,330,481)

Net decrease in net assets from dividends and distributions to shareholders	(4,798,322)	(3,330,481)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	31,716,200	8,093,941

Total increase in net assets	15,374,782	15,499,563

Net assets
Beginning of year	71,111,881	55,612,318

End of year	$86,486,663	$71,111,881

Accumulated net investment income, end of year	$1,185,102	$161,574

The accompanying notes are an integral part of the financial statements.

17

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012
Per Share Operating Performance
Net asset value, beginning of year	$17.07	$15.16	$13.60	$12.12	$12.61

Net investment income/(loss)(1)	0.16	(0.03)	(0.02)	0.07	(0.03)
Net realized and unrealized gain/(loss) on investments	(2.55)	2.88	2.45	1.48	(0.16)

Net increase/(decrease) in net assets resulting from operations	(2.39)	2.85	2.43	1.55	(0.19)

Dividends and distributions to shareholders from:
Net investment income	—	—	—	(0.07)	—
Net realized capital gains	(0.96)	(0.94)	(0.87)	—	(0.30)

Total dividends and distributions to shareholders	(0.96)	(0.94)	(0.87)	(0.07)	(0.30)

Redemption fees	— (2)	—	— (2)	—	—	(2)

Net asset value, end of year	$13.72	$17.07	$15.16	$13.60	$12.12

Total investment return(3)	(14.00)%	19.11%	18.04%	12.92%	(1.16)%

Ratio/Supplemental Data
Net assets, end of year (000’s omitted)	$7,408	$8,042	$7,643	$4,921	$2,922
Ratio of expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	1.54%	1.69%	1.74%	1.88%	1.93%
Ratio of net investment income/(loss) to average net assets	1.06%	(0.20)%	(0.15)%	0.62%	(0.26)%
Portfolio turnover rate	14.20%	31.11%	19.69%	11.81%	18.19	%(5)

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

(4)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Portfolio turnover rate excludes securities received from processing subscription-in-kind.

The accompanying notes are an integral part of the financial statements.

18

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012
Per Share Operating Performance
Net asset value, beginning of year	$17.21	$15.24	$13.64	$12.15	$12.61

Net investment income(1)	0.20	0.01	0.02	0.10	—	(2)
Net realized and unrealized gain/(loss) on investments	(2.57)	2.90	2.45	1.49	(0.16)

Net increase/(decrease) in net assets resulting from operations	(2.37)	2.91	2.47	1.59	(0.16)

Dividends and distributions to shareholders from:
Net investment income	—	—	—	(0.10)	—	(2)
Net realized capital gains	(0.96)	(0.94)	(0.87)	—	(0.30)

Total dividends and distributions to shareholders	(0.96)	(0.94)	(0.87)	(0.10)	(0.30)

Redemption fees	— (2)	—	— (2)	—	—	(2)

Net asset value, end of year	$13.88	$17.21	$15.24	$13.64	$12.15

Total investment return(3)	(13.76)%	19.41%	18.29%	13.21%	(0.91)%
Ratio/Supplemental Data
Net assets, end of year (000’s omitted)	$79,078	$63,069	$47,969	$40,765	$43,024
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	1.29%	1.45%	1.49%	1.62%	1.67%
Ratio of net investment income/(loss) to average net assets	1.30%	0.05%	0.10%	0.86%	(0.01)%
Portfolio turnover rate	14.20%	31.11%	19.69%	11.81%	18.19	%(5)

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

(4)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Portfolio turnover rate excludes securities received from processing subscription-in-kind.

The accompanying notes are an integral part of the financial statements.

19

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements

April 30, 2016

1. Organization and Significant Accounting Policies

The Private Capital Management Value Fund (the “Fund”) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on May 28, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A, Class C, Class I and Class R Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A 1.00% contingent deferred sales charge (“CDSC”) will be assessed when Class C shares are redeemed within 12 months after initial purchase; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker dealer was not paid a commission at the time of initial purchase.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily as of the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

20

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2016

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	quoted prices in active markets for identical securities;

● Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

● Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2016, in valuing the Fund’s investments carried at fair value:

	Total Value at 4/30/16	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Common Stocks*	$72,173,873	$72,173,873	$—	$—
US Treasury Obligations	8,496,456	—	8,496,456	—
Derivatives:
Equity Contracts
Purchased Option	10,500	10,500	—	—

Total Assets	$80,680,829	$72,184,373	$8,496,456	$—

Liabilities:
Derivatives:
Equity Contracts
Written Options	$(6,099)	$(6,099)	$—	$—

Total Liabilities	$(6,099)	$(6,099)	$—	$—

* Please refer to Portfolio of Investments for further details on portfolio holdings.

21

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2016

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2016, there were no transfers between Levels 1, 2 and 3.

22

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2016

Disclosures About Derivative Instruments and Hedging Activities

The following tables provide quantitative disclosures about fair value amounts of, and gains and losses on, the Fund’s derivative instruments as of April 30, 2016.

The following table lists the fair values of the Fund’s derivative holdings as of April 30, 2016 grouped by contract type and risk exposure category.

Derivative Type	Balance Sheet Location	Equity Contracts	Total

Asset Derivatives

Purchased Options	Investments, at value	$10,500	$10,500

Total Value - Assets		$10,500	$10,500

Liability Derivatives

Written Options	Option written, at value	$ (6,099)	$ (6,099)

Total Value - Liabilities		$ (6,099)	$ (6,099)

The following table lists the amounts of change in unrealized appreciation (depreciation) included in net increase in net assets resulting from operations for the fiscal year ended April 30, 2016, grouped by contract type and risk exposure.

Derivative Type	Income Statement Location	Equity Contracts	Total

Change in appreciation (depreciation)

Purchased Options	Net change in unrealized appreciation (depreciation) on investments	$(2,117)	$(2,117)

Written Options	Net change in unrealized appreciation (depreciation) on written options	(612)	(612)

Total change in appreciation (depreciation)		$(2,729)	$(2,729)

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Estimated components of distributions received from real estate

23

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2016

investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Distribution (12b-1) fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are generally allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund. The Fund’s investment income, expenses (other than class-specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Currency Risk — The Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Fund is determined on the basis of U.S. dollars, the Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s holdings in foreign securities.

24

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2016

Purchased Options — The Fund is subject to equity and other risk exposure in the normal course of pursuing its investment objectives. The Fund purchases option contracts. This transaction is used to hedge against the values of equities. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

Options Written — The Fund is subject to equity and other risk exposure in the normal course of pursuing its investment objectives and may enter into options written to hedge the values of equities. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes. Written options are initially recorded as liabilities to the extent of premiums received and subsequently marked to market to reflect the current value of the option written. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. A Fund’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid. As of April 30, 2016, all of the Fund’s written options are exchange-traded options.

	Number of Contracts	Premium
Outstanding, April 30, 2015	—	$—
Put Options Written	300	5,487
Put Options Closed	—	—
Put Options Expired	—	—
Put Options Exercised	—	—

Outstanding, April 30, 2016	300	$5,487

25

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2016

As of April 30, 2016, the Fund had options written valued at ($6,099).

For the year ended April 30, 2016, the Fund’s quarterly average volume of derivatives is as follows:

Purchased Options (Cost)	Written Options (Proceeds)

$2,100	$1,220

2. Transactions with Affiliates and Related Parties

Private Capital Management, LLC (the “Adviser”) serves as the investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.90% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, any class-specific fees and expenses (such as Rule 12b-1 distribution fees, shareholder service fees, or transfer agency fees), “Acquired Fund” fees and expenses, interest, extraordinary items and brokerage commissions) do not exceed 1.00% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2016, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount.

As of April 30, 2016, the amount of potential recovery was as follows:

	Expiration
4/30/2017	4/30/2018	4/30/2019

$266,144	$273,334	$233,659

For the year ended April 30, 2016, the Adviser earned fees of $721,689, and waived fees of $233,659. As of April 30, 2016, investment advisory fees payable to the Adviser were $46,623.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing transfer agency services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

26

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2016

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of the Fund’s Class A Shares.

The Trustees of the Trust who are not officers or employees of an investment adviser, sub-adviser or other service provider to the Trust receive compensation in the form of an annual retainer and per meeting fees for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2016 was $5,394. Certain employees of BNY Mellon serve as Officers of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2016, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$33,132,452	$9,571,766

4. Capital Share Transactions

For the years ended April 30, 2016 and April 30, 2015, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2016		For the Year Ended April 30, 2015

	Shares	Amount	Shares	Amount
Class A
Sales	121,088	$1,972,275	253,507	$4,121,934
Reinvestments	38,187	523,919	15,985	258,803
Redemption Fees*	—	131	—	—
Redemptions	(90,591)	(1,281,421)	(302,533)	(4,852,369)

Net increase/(decrease)	68,684	$1,214,904	(33,041)	$(471,632)

27

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2016

	For the Year Ended April 30, 2016		For the Year Ended April 30, 2015

	Shares	Amount	Shares	Amount

Class I
Sales	2,706,690	$40,259,973	977,060	$16,001,028
Reinvestments	279,485	3,876,459	175,840	2,867,941
Redemption Fees*	—	1,030	—	—
Redemptions	(954,043)	(13,636,166)	(636,096)	(10,303,396)

Net increase	2,032,132	$30,501,296	516,804	$8,565,573

Total net increase	2,100,816	$31,716,200	483,763	$8,093,941

*

There is a 2.00% redemption fee that may be charged on shares redeemed within the first 30 days of their acquisition. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. For the year ended April 30, 2016, these adjustments were to increase undistributed net investment income by $41, increase accumulated net realized gain/(loss) by $5 and decrease paid-in capital by $46. These permanent differences were primarily attributable to non-deductible expenses.

For the year ended April 30, 2016, the tax character of distributions paid by the Fund was $14,175 of ordinary income and $4,784,147 of long-term capital gains dividends. For the year ended April 30,

28

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Concluded)

April 30, 2016

2015, the tax character of distributions paid by the Fund was $3,330,481 of long-term capital gains dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2016, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation	Qualified Late-Year Losses
$(913,238)	$1,023,550	$—	$8,850,098	$—
The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes.

At April 31, 2016, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$71,830,119

Gross unrealized appreciation	$16,615,697
Gross unrealized depreciation	(7,764,987)

Net unrealized appreciation	$8,850,710

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2016, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2016. For the year ended April 30, 2016, the Fund had no capital loss deferrals.

Accumulated capital losses represent net capital loss carry forwards as of April 30, 2016 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2016, the Fund had capital losses carryforward of $913,238 of which $17,292 are long-term capital losses and $895,946 are short-term capital losses carryforwards and have an unlimited period of capital loss carryforward.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date that the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

29

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

Private Capital Management Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Private Capital Management Value Fund (the “Fund”) at April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 28, 2016

30

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the year ended April 30, 2016, the Fund paid $14,175 of ordinary income and $4,784,147 of long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 100.00% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 100.00%.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2016. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2017.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

31

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 568-1267 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

32

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 568-1267.

33

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (888) 568-1267.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	33	Optimum Fund Trust (registered investment company) (6 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	33	None.

34

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2016.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	33	None.
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	33	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).

35

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	33	None.

1Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

36

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
DAVID C. LEBISKY Date of Birth: 5/72	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2015.

Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

37

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[THIS PAGE INTENTIONALLY LEFT BLANK.]

Investment Adviser

Private Capital Management, LLC

8889 Pelican Bay Boulevard

Suite 500

Naples, FL 34108

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

PRI-0416

PRIVATE CAPITAL

MANAGEMENT VALUE

FUND

of

FundVantage Trust

Class A

Class I

ANNUAL REPORT

April 30, 2016

This report is submitted for the general information of the shareholders of the Private Capital Management Value Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Private Capital Management Value Fund.

QUALITY DIVIDEND FUND

Annual Investment Adviser’s Report

April 30, 2016

(Unaudited)

Dear Shareholder,

During the fiscal year ended April 30, 2016, the Quality Dividend Fund (the “Fund”) Class A shares (without the sales charge) were down 1.84%, compared to a 0.40% decline for the Russell 1000® Value Index (“Russell 1000”) and an increase 1.21% for the Standard & Poor’s 500® Index (“S&P 500”). Since inception on September 30, 2013, the Fund’s Class A shares (without the sales charge) have risen at an annualized rate of 7.23% versus 8.88% for the Russell 1000 and 10.75% for the S&P 500. The Fund’s Master Limited Partnership (MLP) holdings were a drag on performance during the fiscal year. The Fund exited all exposure to Energy and MLP holdings by the fourth quarter of 2015. An underweight exposure to Consumer Discretionary stocks, which gained 5.3% during the fiscal year, also was a headwind for performance relative to broad stock indices. Overweight positions in Utilities and Telecommunication Services, which gained 9.4% and 4.4%, respectively, benefited Fund performance. While we do monitor short-term price performance, we believe sector biases will shift over time and therefore focus on achieving the longer-term goals of the Fund. The bulk of our attention is focused on Fund holdings achieving the objectives of maintaining and growing an attractive level of income. The average yield of the Fund’s holdings was 3.9% as of April 30, 2016 while the Fund’s 30-day current yield was 2.36%.¹ Each of the 25 holdings as of April 30, 2016 have announced dividend increases over the past year, with an average dividend growth of 8.0%.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained by calling (888) 201-5799.

Changes

We removed 13 positions from the Fund and made 10 replacements over the last fiscal year. Stocks were removed for reasons including strong performance reducing current yield, concerns about the potential for dividend reductions, concerns regarding management commitment to future dividend growth, and the desire to reduce exposure to declining oil prices. We removed three Master Limited Partnerships (MLPs) due to concerns about their ability to maintain distributions and price volatility. Additions presented favorable current yield or dividend growth prospects, and reduced the risk profile of the portfolio. Stocks that were removed include Enbridge Energy Partners LP (EEP), BCE Inc. (BCE), Energy Transfer Partners LP (ETP), Royal Dutch Shell Plc (RDSA), Consolidated Edison Inc. (ED), Iron Mountain Inc. (IRM), Buckeye Partners LP (BPL), Kinder Morgan Inc. (KMI), Glaxo Smith Kline Plc (GSK), Bank of Montreal (BMO), Caterpillar Inc. (CAT), Ford Motor Co (F), and Seagate Technologies (STX). Additions included Ford Motor Co. (F), Coca-Cola Co. (KO), Duke Energy Corp. (DUK), Wells Fargo & Co. (WFC), ABBVIE Inc. (ABBV), JP Morgan Chase & Co. (JPM), Boeing Inc. (BA), Kohls Corp. (KSS), and Archer Daniels Midland Co. (ADM).

Distributions

The Fund has had four distributions during the fiscal year. Class A shares distributed $0.052544 per share on 7/1/2015, $0.070443 per share on 10/1/2015, $0.144917 per share on 12/31/2015, and $0.134709 per share on 4/1/2016. Class C shares distributed $0.038279 per share on 7/1/2015, $0.050495 per share on 10/1/2015, $0.144917 per share on 12/31/2015, and $0.115458 per share on 4/1/2016.

1

QUALITY DIVIDEND FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2016

(Unaudited)

Outlook

We feel the Fund is solidly positioned to continue to pursue its objectives. On average, portfolio constituents are paying out 58% of their earnings in dividends, providing ample cushion for maintaining current dividends. Annualized earnings growth of 6.5% is expected for constituents based on 2016 and 2017 estimates, which is in line with our projected 3-year dividend growth of 6.9% for portfolio holdings. The average P/E of stocks in the portfolio is 15.6x versus 16.7x for the S&P 500. We feel the portfolio’s low relative valuation, manageable dividend payout, and solid earnings growth align well with the Fund’s objectives of achieving current income and providing long-term growth of capital.

Sincerely,

Larry Baker, CFA

Portfolio Manager

Richard E. Cripps, CFA

Portfolio Manager

Michael S. Scherer

Portfolio Manager

[1]

The quoted 30-day current SEC yields for Class A shares with sales charge and for Class C shares were 2.15% and 1.53% respectively. The current yield is calculated by dividing the Fund’s net investment income earned per share for the 30 day period ending April 30, 2016 by the Fund’s maximum offering price per share on the same date. Current yield does not measure actual distributions of net investment income to the Fund’s shareholders. Past performance does not guarantee future results.

Investments cannot be made directly in an Index. Unmanaged index returns assume reinvestment of any and all distributions and do not reflect fees, expenses, or sales charges.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2016 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

The above commentary is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

2

QUALITY DIVIDEND FUND

Annual Report

Performance Data

April 30, 2016

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Quality Dividend Fund

Class A shares vs. Russell 1000® Value Index and S&P 500® Index

Class A shares of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425. Performance of Class C shares will vary from Class A shares due to difference in class specific fees.

Average Annual Total Returns for Periods Ended April 30, 2016†
	1 Year	Since Inception
Class A shares (with sales charge)	-7.48%	4.80%
Class A shares (without sales charge)	-1.84%	7.23%
Russell 1000® Value Index	-0.40%	8.88%*
S&P 500® Index	1.21%	10.75%*
Class C shares	-2.65%	6.46%
Russell 1000® Value Index	-0.40%	8.56%**
S&P 500® Index	1.21%	10.41%**

†	The Quality Dividend Fund (“the Fund”) Class A shares commenced operations on September 30, 2013; Class C shares commenced operations on October 1, 2013.

*	Benchmark performance is from the inception date of Class A shares of the Fund (September 30, 2013) only and is not the inception date of the benchmark itself.

**	Benchmark performance is from the inception date of Class C shares of the Fund (October 1, 2013) only and is not the inception date of the benchmark itself.

3

QUALITY DIVIDEND FUND

Annual Report

Performance Data (Concluded)

April 30, 2016

(Unaudited)

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained by calling (888) 201-5799.

The returns of Class A shares reflect a deduction for the maximum front end sales charge of 5.75%.

As stated in the current prospectus dated September 16, 2015, the Fund’s “Total Annual Fund Operating Expenses” are 1.63% and 2.38%, and the Fund’s “Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement” are 1.25% and 2.00% for Class A shares and Class C shares, respectively, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Choice Financial Partners, Inc., d/b/a EquityCompass Strategies (“EquityCompass” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, any class-specific fees and expenses, “Acquired Fund” fees and expenses, interest, extraordinary items and brokerage commissions) do not exceed 0.99% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in effect until September 30, 2016, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and/or expenses not been waived and/or reimbursed.

A 1.00% redemption fee applies to shares redeemed within 60 days of purchase. The redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to those of the Russell 1000® Value Index and the S&P 500® Index. The Russell 1000® Value Index is an unmanaged index that measures the performance of the highest-ranking 1,000 stocks in the Russell 3000® Index, which represents about 90% of the total market capitalization of all listed U.S. stocks. The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

Mutual fund investing involves risk, including possible loss of principal. The Fund’s dividend income and distributions will fluctuate, and at times the Fund may underperform other funds that invest more broadly or that have different investment styles. Some of the assets in which the Fund may invest entail special risks. Foreign stocks may be affected by currency fluctuations, social and political instability, and lax regulatory and financial reporting standards. Master Limited Partnerships (“MLPs”) may fluctuate abruptly in value and be difficult to liquidate. Real Estate Investment Trusts (“REITs”) entail risks related to real estate, such as tenant defaults, declining occupancy rates, and falling property values due to deteriorating economic conditions. Listed REIT stocks may fluctuate erratically in market price while non-listed REITs may be illiquid.

4

QUALITY DIVIDEND FUND

Fund Expense Disclosure

April 30, 2016

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees, if any, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2015 through April 30, 2016 and held for the entire period.

Actual Expenses

The first line of each accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of each accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), if any, or redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

QUALITY DIVIDEND FUND

Fund Expense Disclosure (Concluded)

April 30, 2016

(Unaudited)

	Quality Dividend Fund
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period*
Class A
Actual	$1,000.00	$1,023.90	$6.24
Hypothetical (5% return before expenses)	1,000.00	1,018.70	6.22
Class C
Actual	$1,000.00	$1,020.20	$10.00
Hypothetical (5% return before expenses)	1,000.00	1,014.97	9.97

*

Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2016 of 1.24% and 1.99% for Class A and Class C shares, respectively, for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (182), then divided by 366 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual six-month total returns for the Fund of 2.39% and 2.02% for Class A and Class C shares, respectively.

6

QUALITY DIVIDEND FUND

Portfolio Holdings Summary Table

April 30, 2016

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
REITs	12.2%	$7,166,075
Pharmaceuticals	11.1	6,509,891
Household Products	7.8	4,566,279
Electric Utilities	7.7	4,516,670
Diversified Telecommunication Services	7.6	4,445,153
Multiline Retail	7.3	4,306,803
Commercial Banks	6.9	4,083,366
Hotels, Restaurants & Leisure	4.5	2,646,424
Food Products	4.3	2,544,777
Multi-Utilities	4.3	2,520,958
Tobacco	4.2	2,460,850
Chemicals	4.1	2,438,631
Software	4.0	2,354,363
Beverages	4.0	2,333,049
Aerospace & Defense	3.7	2,174,594
Communications Equipment	3.4	2,029,697
Exchange Traded Fund	1.9	1,138,455
Other Assets in Excess of Liabilities	1.0	587,512

NET ASSETS	100.0%	$58,823,547

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

7

QUALITY DIVIDEND FUND

Portfolio of Investments

April 30, 2016

	Number of Shares	Value

COMMON STOCKS — 97.1%
Aerospace & Defense — 3.7%
Boeing Co. (The)	16,132	$2,174,594

Beverages — 4.0%
Coca-Cola Co. (The)	52,077	2,333,049

Chemicals — 4.1%
Dow Chemical Co. (The)	46,353	2,438,631

Commercial Banks — 6.9%
JPMorgan Chase & Co.	33,349	2,107,657
Wells Fargo & Co.	39,530	1,975,709

		4,083,366

Communications Equipment — 3.4%
Cisco Systems, Inc.	73,834	2,029,697

Diversified Telecommunication Services — 7.6%
AT&T, Inc.	58,936	2,287,895
Verizon Communications, Inc.	42,349	2,157,258

		4,445,153

Electric Utilities — 7.7%
Duke Energy Corp.	28,350	2,233,413
Southern Co. (The)	45,574	2,283,257

		4,516,670

Food Products — 4.3%
Archer-Daniels-Midland Co.	63,715	2,544,777

Hotels, Restaurants & Leisure — 4.5%
McDonald’s Corp.	20,922	2,646,424

Household Products — 7.8%
Kimberly-Clark Corp.	18,159	2,273,325
Procter & Gamble Co. (The)	28,619	2,292,954

		4,566,279

	Number of Shares	Value

COMMON STOCKS — (Continued)
Multiline Retail — 7.3%
Kohl’s Corp.	49,790	$2,205,697
Target Corp.	26,429	2,101,106

		4,306,803

Multi-Utilities — 4.3%
Consolidated Edison, Inc.	33,793	2,520,958

Pharmaceuticals — 11.1%
AbbVie, Inc.	36,545	2,229,245
Johnson & Johnson	20,645	2,313,892
Pfizer, Inc.	60,127	1,966,754

		6,509,891

REITs — 12.2%
Digital Realty Trust, Inc.	32,230	2,835,595
Omega Healthcare Investors, Inc.	61,750	2,085,298
Welltower, Inc.	32,342	2,245,182

		7,166,075

Software — 4.0%
Microsoft Corp.	47,210	2,354,363

Tobacco — 4.2%
Philip Morris International, Inc.	25,080	2,460,850

TOTAL COMMON STOCKS (Cost $50,979,713)		57,097,580

The accompanying notes are an integral part of the financial statements.

8

QUALITY DIVIDEND FUND

Portfolio of Investments (Concluded)

April 30, 2016

	Number
	of Shares	Value

EXCHANGE TRADED FUND — 1.9%
SPDR S&P Dividend ETF	14,109	$1,138,455

TOTAL EXCHANGE TRADED FUND (Cost $1,071,136)		1,138,455

TOTAL INVESTMENTS - 99.0% (Cost $52,050,849)		58,236,035

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.0%		587,512

NET ASSETS - 100.0%		$58,823,547

REIT      Real Estate Investment Trust

SPDR    Standard & Poor’s Depository Receipt

The accompanying notes are an integral part of the financial statements.

9

QUALITY DIVIDEND FUND

Statement of Assets and Liabilities

April 30, 2016

Assets
Investments, at value (Cost $52,050,849)	$58,236,035
Cash	551,639
Receivable for capital shares sold	346,869
Dividends and interest receivable	145,167
Prepaid expenses and other assets	29,546

Total assets	59,309,256

Liabilities
Payable for investments purchased	262,317
Payable for capital shares redeemed	94,113
Payable for audit fees	25,854
Payable for Investment Adviser	23,956
Payable for distribution fees	21,609
Payable for transfer agent fees	15,829
Payable for administration and accounting fees	12,646
Payable for shareholder servicing fees	4,776
Payable for custodian fees	4,697
Accrued expenses	19,912

Total liabilities	485,709

Net Assets	$58,823,547

Net Assets Consisted of:
Capital stock, $0.01 par value	$53,280
Paid-in capital	58,186,625
Accumulated net investment income	167,696
Accumulated net realized loss from investments	(5,769,240)
Net unrealized appreciation on investments	6,185,186

Net Assets	$58,823,547

Class A:
Net asset value and redemption price per share ($35,606,699 / 3,228,870 shares)	$11.03

Maximum offering price per share (100/94.25 of $11.03)	$11.70

Class C:
Net asset value, offering and redemption price per share ($23,216,848 / 2,099,148 shares)	$11.06

The accompanying notes are an integral part of the financial statements.

10

QUALITY DIVIDEND FUND

Statement of Operations

For the Year Ended April 30, 2016

Investment Income
Dividends	$2,064,973
Less: foreign taxes withheld	(19,665)
Interest	38

Total investment income	2,045,346

Expenses
Advisory fees (Note 2)	336,983
Distribution fees (Class C) (Note 2)	162,755
Distribution fees (Class A) (Note 2)	86,158
Administration and accounting fees (Note 2)	75,372
Shareholder Servicing fees (Class C)	54,252
Transfer agent fees (Note 2)	54,227
Legal fees	30,848
Printing and shareholder reporting fees	30,011
Audit fees	28,046
Trustees’ and officers’ fees (Note 2)	27,309
Custodian fees (Note 2)	23,106
Registration and filing fees	11,844
Other expenses	10,432

Total expenses before waivers	931,343

Less: waivers (Note 2)	(72,020)

Net expenses after waivers	859,323

Net investment income	1,186,023

Net realized and unrealized loss from investments:
Net realized loss from investments	(5,676,467)
Net change in unrealized appreciation/(depreciation) on investments	3,239,055

Net realized and unrealized loss on investments	(2,437,412)

Net decrease in net assets resulting from operations	$(1,251,389)

The accompanying notes are an integral part of the financial statements.

11

QUALITY DIVIDEND FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	April 30, 2016	April 30, 2015
Increase in net assets from operations
Net investment income	$1,186,023	$854,857
Net realized gain/(loss) from investments	(5,676,467)	1,095,201
Net change in unrealized appreciation/(depreciation) on investments	3,239,055	1,505,181

Net increase/(decrease) in net assets resulting from operations	(1,251,389)	3,455,239

Less Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(812,392)	(683,408)
Class C	(411,363)	(155,091)

Total net investment income	(1,223,755)	(838,499)

Net realized capital gain:
Class A	(459,203)	(327,448)
Class C	(285,545)	(160,307)

Total net realized capital gain	(744,748)	(487,755)

Net decrease in net assets from dividends and distributions to shareholders	(1,968,503)	(1,326,254)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	5,594,857	25,485,806

Total increase in net assets	2,374,965	27,614,791

Net assets
Beginning of year	56,448,582	28,833,791

End of year	$58,823,547	$56,448,582

Accumulated net investment income, end of year	$167,696	$150,997

The accompanying notes are an integral part of the financial statements.

12

QUALITY DIVIDEND FUND

Financial Highlights

Contained below is per share operating performance data for each Class A share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Period September 30, 2013* to April 30, 2014
Per Share Operating Performance
Net asset value, beginning of period	$11.66	$11.02	$10.00

Net investment income(1)	0.26	0.27	0.16
Net realized and unrealized gain/(loss) on investments	(0.49)	0.79	0.96

Net increase/(decrease) in net assets resulting from operations	(0.23)	1.06	1.12

Dividends and distributions to shareholders from:
Net Investment Income	(0.26)	(0.28)	(0.10)
Net realized capital gain	(0.14)	(0.14)	—

Total dividends and distributions	(0.40)	(0.42)	(0.10)

Redemption Fees	— (2)	— (2)	—	(2)

Net asset value, end of period	$11.03	$11.66	$11.02

Total investment return(3)	(1.84)%	9.65%	11.27%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$35,607	$35,629	$20,745
Ratio of expenses to average net assets	1.24%	1.24%	1.24	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.37%	1.62%	2.97	%(4)
Ratio of net investment income to average net assets	2.40%	2.33%	2.65	%(4)
Portfolio turnover rate	62.74%	67.56%	10.71	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total investment return does not reflect the impact of the maximum front-end sales load of 5.75%. If reflected, the return would be lower.
(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

13

QUALITY DIVIDEND FUND

Financial Highlights (Continued)

Contained below is per share operating performance data for each Class C share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class C
	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Period October 1, 2013* to April 30, 2014
Per Share Operating Performance
Net asset value, beginning of period	$11.73	$11.02	$10.00

Net investment income(1)	0.18	0.18	0.12
Net realized and unrealized gain/(loss) on investments	(0.51)	0.80	0.96

Net increase/(decrease) in net assets resulting from operations	(0.33)	0.98	1.08

Dividends and distributions to shareholders from:
Net investment income	(0.20)	(0.13)	(0.06)
Net realized capital gain	(0.14)	(0.14)	—

Total dividends and distributions	(0.34)	(0.27)	(0.06)

Redemption Fees	— (2)	— (2)	—	(2)

Net asset value, end of period	$11.06	$11.73	$11.02

Total investment return(3)	(2.65)%	8.91%	10.84%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$23,217	$20,820	$8,089
Ratio of expenses to average net assets	1.99%	1.99%	1.99	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	2.12%	2.35%	3.72	%(4)
Ratio of net investment income to average net assets	1.65%	1.58%	1.46	%(4)
Portfolio turnover rate	62.74%	67.56%	10.71	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

14

QUALITY DIVIDEND FUND

Notes to Financial Statements

April 30, 2016

1. Organization and Significant Accounting Policies

The Quality Dividend Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on September 30, 2013. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares; Class A, Class C and Institutional Class shares. Class A shares are subject to a front end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”), as a percentage of the lower of the original purchase price or net asset value at redemption, of 1.00% may be imposed on full or partial redemptions of Class A shares made within twelve months of purchase where (i) $1 million or more of Class A shares was purchased without an initial sales charge and (ii) the selling broker-dealer received a commission for such sale. A CDSC of 1% may apply to Class C shares when shares are redeemed within 12 months after initial purchase. As of April 30, 2016, Institutional Class shares have not been issued.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

15

QUALITY DIVIDEND FUND

Notes to Financial Statements (Continued)

April 30, 2016

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 —	quoted prices in active markets for identical securities;

●	Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2016, in valuing the Fund’s investments carried at fair value:

	Total Market Value at 04/30/16	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$58,236,035	$58,236,035	$ —	$ —
* Please refer to Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

16

QUALITY DIVIDEND FUND

Notes to Financial Statements (Continued)

April 30, 2016

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2016, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund. The Fund’s investment income, expenses (other than class-specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

MLP Common Units — Master Limited Partnership (“MLP”) common units represent limited partnership interests in the MLP. Common units are generally listed and traded on the U.S. securities exchanges or OTC with their value fluctuating predominantly based on the success of the MLP. Unlike owners of common stock of a corporation, owners of MLP common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common unit holders have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common unit holders have preference over subordinated units, but not debt holders or preferred unit holders, to remaining assets of the MLP.

17

QUALITY DIVIDEND FUND

Notes to Financial Statements (Continued)

April 30, 2016

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Choice Financial Partners, Inc., doing business as EquityCompass Strategies (“EquityCompass” or the “Adviser”), serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust. For its services, the Adviser is paid a monthly fee at the annual rate of 0.60% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, any class-specific fees and expenses, “Acquired Fund” fees and expenses, interest, extraordinary items and brokerage commissions) do not exceed 0.99% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in effect until September 30, 2016 unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount.

18

QUALITY DIVIDEND FUND

Notes to Financial Statements (Continued)

April 30, 2016

At April 30, 2016, the amount of potential recovery was as follows:

Expiration
April 30, 2017	April 30, 2018	April 30, 2019

$132,314	$153,735	$72,020

For the year ended April 30, 2016, the Adviser earned advisory fees of $336,983 and waived fees of $72,020.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon and the Custodian have the ability to recover amounts previously waived if the Fund terminates its agreements with BNY Mellon or the Custodian within three years of signing the agreements.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A and Class C shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class C shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% and 1.00%, on an annualized basis, of the average daily net assets of the Fund’s Class A and Class C shares, respectively.

The Trustees of the Trust who are not officers or employees of an investment adviser or other service provider to the Trust receive compensation in the form of an annual retainer and per meeting fees for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2016 was $4,763. Certain employees of BNY Mellon serve as Officers of the Trust. They are not compensated by the Fund or the Trust.

19

QUALITY DIVIDEND FUND

Notes to Financial Statements (Continued)

April 30, 2016

3. Investment in Securities

For the year ended April 30, 2016, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$39,949,735	$35,047,526

4. Capital Share Transactions

For the years ended April 30, 2016 and 2015, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2016		For the Year Ended April 30, 2015

	Shares	Amount	Shares	Amount
Class A
Sales	610,113	$6,694,354	1,419,661	$16,286,939
Reinvestments	90,760	982,542	74,734	859,829
Redemption Fees*	—	1,511	—	7,881
Redemptions	(526,706)	(5,700,490)	(322,569)	(3,645,849)

Net Increase	174,167	$1,977,917	1,171,826	$13,508,800

Class C
Sales	569,179	$6,292,787	1,079,022	$12,398,779
Reinvestments	52,434	570,954	23,868	276,019
Redemption Fees*	—	947	—	3,274
Redemptions	(297,865)	(3,247,748)	(61,684)	(701,066)

Net Increase	323,748	$3,616,940	1,041,206	$11,977,006

Total Net Increase	497,915	$5,594,857	2,213,032	$25,485,806

* There is a 1.00% redemption fee that may be charged on shares redeemed which have been held for 60 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based

20

QUALITY DIVIDEND FUND

Notes to Financial Statements (Continued)

April 30, 2016

on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as tax benefit or expense in the current year. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. For the year ended April 30, 2016, these adjustments were to increase accumulated net investment income and accumulated net realized loss by $54,431 and $53,435, respectively, and to decrease paid-in-capital by $996. These adjustments are primarily attributable to disallowed expenses and disposition of partnership. Net investment income, net realized gains and net assets were not affected by these adjustments.

For the year ended April 30, 2016, the tax character of distributions paid by the Fund was $1,241,301 of ordinary income dividends and $727,202 of long-term capital gains dividends. For the year ended April 30, 2015, the tax character of distributions paid by the Fund was $1,324,626 of ordinary income dividends and $1,628 of long-term capital gains dividends. Distributions from short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2016, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation	Qualified Late-Year Losses	Other Book/Tax Differences
$(1,485,323)	$176,446	$—	$6,088,277	$(4,187,008)	$(8,750)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Other book/tax differences are attributed to the treatment of organizational and start-up costs. Short-term capital gains are reported as ordinary income for federal income tax purposes.

21

QUALITY DIVIDEND FUND

Notes to Financial Statements (Concluded)

April 30, 2016

As of April 30, 2016, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$52,147,758

Gross unrealized appreciation	$6,486,868
Gross unrealized depreciation	(398,591)

Net unrealized appreciation	$6,088,277

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2016, the Fund had long-term loss deferrals of $2,479,699 and short-term loss deferrals of $1,707,309.

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2016 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2016, the Fund’s capital loss carryforwards were $1,485,323, of which $1,148,943 were short-term losses, $336,380 were long-term losses. All losses will be carried forward indefinitely and will retain their character as short-term and long-term capital losses.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

22

QUALITY DIVIDEND FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the FundVantage Trust and

Shareholders of the Quality Dividend Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Quality Dividend Fund (one of the series constituting FundVantage Trust) (the “Fund”) as of April 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Quality Dividend Fund (one of the series constituting FundVantage Trust) at April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 27, 2016

23

QUALITY DIVIDEND FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2016, the Fund paid $1,241,301 of ordinary income dividends and $727,202 of long-term capital gains dividends to its shareholders. Dividends from short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 98,86% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 0.00%.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 97.14%.

The Fund designates 1.41% of ordinary income distributions as qualified short-term gain pursuant to the American Jobs Creation Act of 2004.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2016. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2017.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

24

QUALITY DIVIDEND FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 201-5799 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330

25

QUALITY DIVIDEND FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 201-5799.

26

QUALITY DIVIDEND FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and Officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request by calling (888) 201-5799

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	33	Optimum Fund Trust (registered investment company) (6 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	33	None.

27

QUALITY DIVIDEND FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2016.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	33	None.
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	33	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).

28

QUALITY DIVIDEND FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	33	None.

¹ Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

29

QUALITY DIVIDEND FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
DAVID C. LEBISKY Date of Birth: 5/72	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2015.

Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

30

[THIS PAGE INTENTIONALLY LEFT BLANK.]

Investment Adviser

Choice Financial Partners, Inc.

d/b/a EquityCompass Strategies

501 North Broadway

St. Louis, MO 63102

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103-7096

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

QUA-0416

QUALITY DIVIDEND

FUND

of

FundVantage Trust

Class A (QDVAX)

Class C (QDVCX)

ANNUAL REPORT

April 30, 2016

  This report is submitted for the general information of the shareholders of the Quality Dividend Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Quality Dividend Fund.

SKYBRIDGE DIVIDEND VALUE FUND

Annual Investment Adviser’s Report

April 30, 2016

(Unaudited)

Dear Fellow Shareholder,

We are excited to be in our third year of fund operations.

The S&P 500® Index was up 1.21% for the year ended April 30, 2016. During the same time period, our SkyBridge Dividend Value Fund’s Class I Shares (Institutional Shares, SKYIX) were up 5.09%; Class A Shares (SKYAX) were up 4.76% (without sales charge); and Class C Shares (SKYCX) were up 3.95%, in each case net of any relevant fees and expenses. Overweighting the consumer staples sector helped relative performance, while overweighting the energy sector hurt relative performance.

The top three performing companies over the time period were Reynolds American Inc., McDonald’s Corp., and Abercrombie & Fitch. The bottom three performing companies were National Oilwell Varco, CVR Energy, and Helmerich & Payne.

The Fund invests primarily in dividend yielding equity securities for which there is no guarantee that a company will increase or continue to pay dividends over time. The Fund is subject to overall market risks which will cause its value to fluctuate over time as well as the Adviser’s ability to select securities to meet its objective.

Our rules-based process allows us to take a long view, and the goal of our strategy is to outperform the S&P 500® Index over three year rolling time periods (net of fees and expenses). The repeatable investment process seeks to identify profitable, attractively valued securities with appealing dividends and favors long term gains.

We believe the current low interest rate environment generally favors equities over bonds, especially considering the tax advantages of equity dividends over bond income. As always, we thank you for your support.

Sincerely,

Brendan Voege

Portfolio Manager

Current and future portfolio holdings are subject to change and risk.

1

SKYBRIDGE DIVIDEND VALUE FUND

Annual Report

Performance Data

April 30, 2016

(Unaudited)

Comparison of Change in Value of $10,000 Investment in SkyBridge Dividend Value Fund’s

Class A Shares vs. S&P 500® Index

Class A Shares of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425. Performance of Class C Shares will vary from Class A Shares due to differences in class specific fees.

Comparison of Change in Value of $50,000 (investment minimum) Investment in SkyBridge Dividend Value Fund’s

Class I Shares vs. S&P 500® Index

2

SKYBRIDGE DIVIDEND VALUE FUND

Annual Report

Performance Data (Continued)

April 30, 2016

(Unaudited)

Average Annual Total Returns for the Periods Ended April 30, 2016
	1 Year	Since Inception
Class A Shares (with sales charge)*	-1.28%	4.36%
Class A Shares (without sales charge)*	4.76%	7.70%
S&P 500® Index	1.21%	5.65%(a	)
Class C Shares*	3.95%	11.87%
S&P 500® Index	1.21%	8.32%(a	)
Class I Shares*	5.09%	9.67%
S&P 500® Index	1.21%	7.84%(a	)

*	Class A Shares, Class C Shares and Class I Shares of the SkyBridge Dividend Value Fund (the “Fund”) commenced operations on June 13, 2014, October 17, 2014 and April 7, 2014, respectively.

(a)	Benchmark performance is from inception date of the Class only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 919-6885.

The returns shown for Class A Shares reflect a deduction for the maximum front-end sales charge of 5.75%. As stated in the current prospectus dated September 1, 2015, the Fund’s “Total Annual Fund Operating Expenses” are 1.89%, 2.64% and 1.64%, and the Fund’s “Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement” are 1.26%, 2.01% and 1.01% for Class A Shares, Class C Shares and Class I Shares, respectively, of the Fund’s average daily net assets. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. SkyBridge Capital II, LLC (“SkyBridge” or the “Adviser”) has contractually agreed to reduce its management fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, “Acquired Fund” fees and expenses, interest, extraordinary items and brokerage commissions) do not exceed (on an annual basis) 1.25% with respect to Class A shares, 2.00% with respect to Class C shares and 1.00% with respect to Class I shares of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2018, unless the Board of Trustees approves its earlier termination. Total returns would be lower had such fees and/or expenses not been waived and/or reimbursed. The Adviser is entitled to recover, subject to approval by the Board of Trustees of FundVantage Trust (the “Trust”), such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount.

Mutual fund investing involves risk including the possible loss of principal. The Fund’s long term “buy and hold” strategy under certain market conditions may cause it to be more susceptible to general market declines. The Fund seeks to invest in securities with dividend yield potential with both growth and value characteristics. Value investing involves the risk that companies believed to be undervalued may not appreciate as anticipated. There are no guarantees a company will continue to pay or increase its dividend. The Fund may invest in small to mid-capitalization companies which may be more volatile and less liquid than stocks of larger companies.

3

SKYBRIDGE DIVIDEND VALUE FUND

Annual Report

Performance Data (Concluded)

April 30, 2016

(Unaudited)

The Fund intends to evaluate performance as compared to that of the S&P 500® Index. The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is not possible to invest in an index.

4

SKYBRIDGE DIVIDEND VALUE FUND

Fund Expense Disclosure

April 30, 2016

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments (if any) or redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2015 through April 30, 2016 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any) or redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

SKYBRIDGE DIVIDEND VALUE FUND

Fund Expense Disclosure (Concluded)

April 30, 2016

(Unaudited)

	SkyBridge Dividend Value
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period*
Class A Shares
Actual	$1,000.00	$1,069.90	$6.43
Hypothetical (5% return before expenses)	1,000.00	1,018.65	6.27
Class C Shares
Actual	$1,000.00	$1,065.10	$10.27
Hypothetical (5% return before expenses)	1,000.00	1,014.92	10.02
Class I Shares
Actual	$1,000.00	$1,071.10	$5.15
Hypothetical (5% return before expenses)	1,000.00	1,019.89	5.02

*

Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2016 of 1.25%, 2.00% and 1.00% for Class A, Class C and Class I Shares, respectively, for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (182), then divided by 366 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual six-month total returns for the Fund of 6.99%, 6.51% and 7.11% for Class A, Class C and Class I Shares, respectively.

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SKYBRIDGE DIVIDEND VALUE FUND

Portfolio Holdings Summary Table

April 30, 2016

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Consumer Discretionary	43.0%	$139,590,645
Industrials	13.5	43,706,481
Information Technology	12.6	41,033,456
Energy	10.7	34,567,832
Health Care	9.8	31,869,103
Consumer Staples	6.8	22,077,928
Telecommunication Services	3.2	10,232,980
Short-Term Investment	0.7	2,217,469
Liabilities in Excess of Other Assets	(0.3)	(1,073,445)

NET ASSETS	100.0%	$324,222,449

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

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SKYBRIDGE DIVIDEND VALUE FUND

Portfolio of Investments

April 30, 2016

	Number of Shares	Value
COMMON STOCKS — 99.6%
Consumer Discretionary — 43.0%
Best Buy Co., Inc.	348,127	$11,167,914
Coach, Inc.	268,980	10,831,825
GameStop Corp., Class A	355,446	11,658,629
Gannett Co., Inc.	678,454	11,431,950
Gap, Inc. (The)	439,502	10,187,656
Garmin Ltd. (Switzerland)	264,499	11,275,592
Kohl’s Corp.	241,691	10,706,911
L Brands, Inc.	130,213	10,194,376
Macy’s, Inc.	264,167	10,458,372
Mattel, Inc.	324,524	10,089,451
Staples, Inc.	951,189	9,702,128
Tupperware Brands Corp.	182,552	10,600,795
Viacom, Inc., Class B	275,918	11,285,046

		139,590,645

Consumer Staples — 6.8%
Avon Products, Inc.*	2,319,050	10,922,726
Nu Skin Enterprises, Inc., Class A	273,613	11,155,202

		22,077,928

Energy — 10.7%
Chevron Corp.	108,815	11,118,717
Exxon Mobil Corp.	125,972	11,135,925
Noble Corp. PLC (United Kingdom)	1,096,455	12,313,190

		34,567,832

Health Care — 9.8%
AbbVie, Inc.	179,273	10,935,653
Merck & Co., Inc.	189,344	10,383,625
Pfizer, Inc.	322,526	10,549,825

		31,869,103

Industrials — 13.5%
Boeing Co. (The)	81,968	11,049,286
Caterpillar, Inc.	140,984	10,957,276

	Number of Shares	Value

COMMON STOCKS — (Continued)
Industrials — (Continued)
Pitney Bowes, Inc.	497,254	$10,427,416
RR Donnelley & Sons Co.	647,845	11,272,503

		43,706,481

Information Technology — 12.6%
CA, Inc.	348,939	10,349,531
Cisco Systems, Inc.	378,552	10,406,395
Intel Corp.	331,398	10,034,731
International Business Machines Corp.	70,185	10,242,799

		41,033,456

Telecommunication Services — 3.2%
Verizon Communications, Inc.	200,883	10,232,980

TOTAL COMMON STOCKS (Cost $317,681,968)		323,078,425

The accompanying notes are an integral part of the financial statements.

8

SKYBRIDGE DIVIDEND VALUE FUND

Portfolio of Investments (Concluded)

April 30, 2016

	Number of Shares	Value

SHORT-TERM INVESTMENT — 0.7%
Money Market Fund — 0.7%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.21%(a)	2,217,469	$2,217,469

TOTAL SHORT-TERM INVESTMENT (Cost $2,217,469)		2,217,469

TOTAL INVESTMENTS - 100.3% (Cost $319,899,437)		325,295,894
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%		(1,073,445)

NET ASSETS - 100.0%		$324,222,449

*	Non-income producing.
(a)	Rate periodically changes. Rate disclosed is the daily yield on April 30, 2016.

The accompanying notes are an integral part of the financial statements.

9

SKYBRIDGE DIVIDEND VALUE FUND

Statement of Assets and Liabilities

April 30, 2016

Assets
Investments, at value (Cost $319,899,437)	$325,295,894
Receivable for capital shares sold	7,127,411
Dividends receivable	468,256
Prepaid expenses and other assets	67,502

Total assets	332,959,063

Liabilities
Payable for investments purchased	8,195,454
Payable for capital shares redeemed	174,472
Payable to Investment Adviser	203,215
Payable for distribution fees	36,687
Payable for administration and accounting fees	35,353
Payable for transfer agent fees	28,451
Payable for custodian fees	6,021
Accrued expenses	56,961

Total liabilities	8,736,614

Net Assets	$324,222,449

Net Assets Consisted of:
Capital stock, $0.01 par value	$286,922
Paid-in capital	308,401,212
Accumulated net investment income	193,642
Accumulated net realized gain from investments	9,944,216
Net unrealized appreciation on investments	5,396,457

Net Assets	$324,222,449

Class A Shares:
Net asset value, redemption price per share ($57,175,476 / 5,055,533 shares)	$11.31

Maximum offering price per share (100/94.25 of $11.31)	$12.00

Class C Shares:
Net asset value, offering and redemption price per share ($43,537,358 / 3,866,480 shares)	$11.26

Class I Shares:
Net asset value, offering and redemption price per share ($223,509,615 / 19,770,169 shares)	$11.31

The accompanying notes are an integral part of the financial statements.

10

SKYBRIDGE DIVIDEND VALUE FUND

Statement of Operations

For the Year Ended April 30, 2016

Investment Income
Dividends	$6,883,727
Interest	1,357

Total investment income	6,885,084

Expenses
Advisory fees (Note 2)	1,417,068
Distribution fees (Class C Shares) (Note 2)	161,347
Distribution fees (Class A Shares) (Note 2)	110,555
Administration and accounting fees (Note 2)	135,695
Transfer agent fees (Note 2)	105,365
Registration and filing fees	65,710
Shareholder servicing fees (Class C Shares) (Note 2)	53,783
Legal fees	37,627
Audit fees	33,930
Custodian fees (Note 2)	29,037
Trustees’ and officers’ fees (Note 2)	28,113
Printing and shareholder reporting fees	27,834
Other expenses	78,786

Total expenses before waivers and reimbursements	2,284,850

Less: waivers and reimbursements (Note 2)	(70,108)

Net expenses after waivers and reimbursements	2,214,742

Net investment income	4,670,342

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	11,208,969
Net change in unrealized appreciation/(depreciation) on investments	3,007,199

Net realized and unrealized gain on investments	14,216,168

Net increase in net assets resulting from operations	$18,886,510

The accompanying notes are an integral part of the financial statements.

11

SKYBRIDGE DIVIDEND VALUE FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015
Increase in net assets from operations:
Net investment income	$4,670,342	$1,139,955
Net realized gain from investments	11,208,969	3,185,683
Net change in unrealized appreciation/(depreciation) on investments	3,007,199	2,387,773

Net increase in net assets resulting from operations	18,886,510	6,713,411

Less Dividends and Distributions to Shareholders from:
Net investment income:
Class A Shares	(976,558)	(453,613)
Class C Shares	(378,987)	(27,052)
Class I Shares	(3,152,726)	(639,935)

Total net investment income	(4,508,271)	(1,120,600)

Net realized capital gains:
Class A Shares	(956,102)	(56,905)
Class C Shares	(533,725)	(3,802)
Class I Shares	(2,831,906)	(68,170)

Total net realized capital gains	(4,321,733)	(128,877)

Net decrease in net assets from dividends and distributions to shareholders	(8,830,004)	(1,249,477)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	213,696,680	94,888,639

Total increase in net assets	223,753,186	100,352,573

Net assets
Beginning of Year	100,469,263	116,690

End of Year	$324,222,449	$100,469,263

Accumulated net investment income, end of Year	$193,642	$31,571

The accompanying notes are an integral part of the financial statements.

12

SKYBRIDGE DIVIDEND VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A Shares
	For the Year Ended April 30, 2016	For the Period June 13, 2014* to April 30, 2015
Per Share Operating Performance
Net asset value, beginning of period	$11.27	$10.47

Net investment income(1)	0.26	0.23
Net realized and unrealized gain on investments	0.24	0.78

Net increase in net assets resulting from operations	0.50	1.01

Dividends and distributions to shareholders from:
Net investment income	(0.24)	(0.19)
Net realized capital gains	(0.22)	(0.02)

Total dividends and distributions to shareholders	(0.46)	(0.21)

Net asset value, end of period	$11.31	$11.27

Total investment return(2)	4.76%	9.74%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$57,175	$37,732
Ratio of expenses to average net assets	1.25%	1.25	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	1.28%	1.76	%(3)
Ratio of net investment income to average net assets	2.39%	2.48	%(3)
Portfolio turnover rate	103.97%	122.00	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total investment return does not reflect the impact of the maximum front-end sales load of 5.75%. If reflected, the return would be lower.
(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Reflects portfolio turnover of the Fund for the year ended April 30, 2015.

The accompanying notes are an integral part of the financial statements.

13

SKYBRIDGE DIVIDEND VALUE FUND

Financial Highlights (Continued)

Contained below is per share operating performance data for Class C Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class C Shares
	For the Year Ended April 30, 2016	For the Period October 17, 2014* to April 30, 2015
Per Share Operating Performance
Net asset value, beginning of period	$11.25	$9.95

Net investment income(1)	0.18	0.08
Net realized and unrealized gain on investments	0.23	1.33

Net increase in net assets resulting from operations	0.41	1.41

Dividends and distributions to shareholders from:
Net investment income	(0.18)	(0.09)
Net realized capital gain	(0.22)	(0.02)

Total dividends and distributions to shareholders	(0.40)	(0.11)

Net asset value, end of period	$11.26	$11.25

Total investment return(2)	3.95%	14.26%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$43,537	$6,819
Ratio of expenses to average net assets	2.00%	2.00	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	2.03%	2.32	%(3)
Ratio of net investment income to average net assets	1.65%	1.46	%(3)
Portfolio turnover rate	103.97%	122.00	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total return does not reflect any applicable sales charge.
(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Reflects portfolio turnover of the Fund for the year ended April 30, 2015.

The accompanying notes are an integral part of the financial statements.

14

SKYBRIDGE DIVIDEND VALUE FUND

Financial Highlights (Continued)

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I Shares
	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Period April 7, 2014* to April 30, 2014
Per Share Operating Performance
Net asset value, beginning of period	$11.26	$10.23	$10.00

Net investment income(1)	0.28	0.29	—	(2)
Net realized and unrealized gain on investments	0.25	0.98	0.23

Net increase in net assets resulting from operations	0.53	1.27	0.23

Dividends and distributions to shareholders from:
Net investment income	(0.26)	(0.22)	—
Net realized capital gain	(0.22)	(0.02)	—

Total dividends and distributions to shareholders	(0.48)	(0.24)	—

Net asset value, end of period	$11.31	$11.26	$10.23

Total investment return(3)	5.09%	12.54%	2.30%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$223,510	$55,918	$117
Ratio of expenses to average net assets	1.00%	1.00%	1.00	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.03%	1.63%	646.65	%(4)
Ratio of net investment income to average net assets	2.64%	2.70%	0.79	%(4)
Portfolio turnover rate	103.97%	122.00%	1.98	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

15

SKYBRIDGE DIVIDEND VALUE FUND

Notes to Financial Statements

April 30, 2016

1. Organization and Significant Accounting Policies

The SkyBridge Dividend Value Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced operations on April 7, 2014. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers Class A, Class C and Class I Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”) may be applicable to the purchase of Class A Shares. A CDSC, as a percentage of the lower of the original purchase price or net asset value at redemption, of up to 1.00% may be imposed on full or partial redemptions of Class A Shares made within eighteen months of purchase where: (i) $1 million or more of Class A Shares were purchased without an initial sales charge and (ii) the selling broker-dealer received a commission for such sale.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

16

SKYBRIDGE DIVIDEND VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2016

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	quoted prices in active markets for identical securities;

● Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

● Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2016, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/16	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$323,078,425	$323,078,425	$—	$—
Short-Term Investment	2,217,469	2,217,469	—	—

Total Investments	$325,295,894	$325,295,894	$—	$—

*    Please refer to Portfolio of Investments for further details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

17

SKYBRIDGE DIVIDEND VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2016

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2016, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund. The Fund’s investment income, expenses (other than class-specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers, are declared and paid to its shareholders annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

18

SKYBRIDGE DIVIDEND VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2016

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

SkyBridge Capital II, LLC (“SkyBridge” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.75% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its management fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, “Acquired Fund” fees and expenses, interest, extraordinary items and brokerage commissions) do not exceed (on an annual basis) 1.25% with respect to Class A shares, 2.00% with respect to Class C shares and 1.00% with respect to Class I shares of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2018, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. As of April 30, 2016, the amount of potential recovery was as follows:

	Expiration
April 30, 2017	April 30, 2018	April 30, 2019

$25,454	$250,547	$70,108

For the year ended April 30, 2016, the Adviser earned advisory fees of $1,417,068 and waived fees of $70,108.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees. For providing transfer agency services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

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SKYBRIDGE DIVIDEND VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2016

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A and Class C Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class C Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% and 1.00% (0.75% Rule 12b-1 distribution fee and 0.25% shareholder service fee), respectively, on an annualized basis of the average daily net assets of the Fund’s Class A and Class C Shares.

The Trustees of the Trust who are not officers or employees of an investment adviser, sub-adviser or other service provider to the Trust receive compensation in the form of an annual retainer and per meeting fees for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2016 was $7,583. Certain employees of BNY Mellon serve as Officers of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2016, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales

Investment Securities	$407,925,066	$198,214,848

20

SKYBRIDGE DIVIDEND VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2016

4. Capital Share Transactions

For the years ended April 30, 2016 and 2015, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2016		For the Year Ended April 30, 2015

	Shares	Amount	Shares	Amount
Class A Shares*
Sales	2,375,219	$25,416,434	3,419,174	$36,289,524
Reinvestments	147,829	1,565,873	47,974	510,449
Redemptions	(815,613)	(8,746,244)	(119,050)	(1,273,790)

Net increase	1,707,435	$18,236,063	3,348,098	$35,526,183

Class C Shares**
Sales	3,411,488	$36,649,725	604,496	$6,561,314
Reinvestments	41,827	442,128	2,868	30,854
Redemptions	(193,153)	(2,074,568)	(1,046)	(11,148)

Net increase	3,260,162	$35,017,285	606,318	$6,581,020

Class I Shares
Sales	16,956,162	$183,385,867	5,134,934	$54,735,869
Reinvestments	360,370	3,826,400	57,576	613,448
Redemptions	(2,510,749)	(26,768,935)	(239,536)	(2,567,881)

Net increase	14,805,783	$160,443,332	4,952,974	$52,781,436

Total Net Increase	19,773,380	$213,696,680	8,907,390	$94,888,639

*	Class A Shares commenced operations on June 13, 2014.
**	Class C Shares commenced operations on October 17, 2014.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

21

SKYBRIDGE DIVIDEND VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2016

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. For the year ended April 30, 2016, there are no reclassifications.

For the year ended April 30, 2016, the tax character of distributions paid by the Fund was $8,824,556 of ordinary income dividends and $5,448 of long-term capital gains dividends. Distributions from short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2016, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation

$ —	$4,334,704	$5,918,568	$5,281,043

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2016, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$320,014,851

Gross unrealized appreciation	$10,666,231
Gross unrealized depreciation	(5,385,188)

Net unrealized depreciation	$5,281,043

Pursuant to the federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2016, the Fund had no short-term capital loss deferrals and no long-term capital loss deferrals.

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2016 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2016, the Fund did not have any capital loss carryforwards.

22

SKYBRIDGE DIVIDEND VALUE FUND

Notes to Financial Statements (Concluded)

April 30, 2016

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

23

SKYBRIDGE DIVIDEND VALUE FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the FundVantage Trust

and Shareholders of the SkyBridge Dividend Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the SkyBridge Dividend Value Fund (one of the series constituting FundVantage Trust) (the “Fund”) as of April 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the SkyBridge Dividend Value Fund (one of the series constituting FundVantage Trust) at April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 27, 2016

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SKYBRIDGE DIVIDEND VALUE FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2016, the Fund paid $8,824,556 of ordinary income dividends and $5,448 of long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 55.36% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 55.79%.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 0.02%.

The Fund designates 100.00% of the ordinary income distributions as qualified short-term gain pursuant to the American Jobs Creation Act of 2004.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2016. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2017.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

25

SKYBRIDGE DIVIDEND VALUE FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 919-6885 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Advisory Agreement

At an in-person meeting held on March 22-23, 2016 (the “Meeting”), the Board of Trustees (the “Board” or “Trustees”) of FundVantage Trust (“Trust”), including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the advisory agreement (the “Agreement”) between SkyBridge Capital II, LLC (the “Adviser” or “Skybridge”) and the Trust on behalf of the Skybridge Dividend Value Fund (the “Fund”). In determining whether to continue the Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser provided regarding (i) services performed for the Fund, (ii) the size and qualifications of their portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Fund, (iv) investment performance, (v) the capitalization and financial condition of the Adviser, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Fund and other clients, (viii) results of any regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Fund, and (x) compliance with the Fund’s investment objectives, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements. The Trustees noted the reports provided at Board meetings throughout the year covering matters such as the relative performance of the Fund; compliance with the investment objectives, policies, strategies and limitations for the Fund; the compliance of management personnel with the applicable code of ethics; and the adherence to fair value pricing procedures as established by the Board. The Trustees also noted that they had previously received and reviewed a memorandum from legal counsel regarding the legal standard applicable to their review of the Agreement.

26

SKYBRIDGE DIVIDEND VALUE FUND

Other Information

(Unaudited) (Continued)

A representative from SkyBridge attended the Meeting in-person and discussed SkyBridge’s history, performance and investment strategy in connection with the proposed continuation of the Agreement and answered questions from the Board.

The Trustees considered the investment performance for the Fund and the Adviser. The Trustees reviewed the historical performance charts which showed the performance of the Fund as compared to its respective Lipper category for the calendar year-to-date, one year and since inception periods ended December 31, 2015. The Trustees noted that the Class A, Class C and Class I shares of the Fund had each outperformed the median of the Lipper Equity Income Index category, the Fund’s applicable Lipper peer group, for the year-to-date, one year and since inception periods ended December 31, 2015. The Trustees also received performance information for the Fund as compared to the S&P 500 Index, the HFRI Fund of Funds Composite Index and three other investment companies, or portfolios of investment companies, to which the Adviser serves as investment adviser for the one year and since inception periods ended December 31, 2015, as applicable. The Trustees noted that the Class A, Class C and Class I shares of the Fund had outperformed the S&P 500 Index and the HFRI Fund of Funds Composite Index for the one year period ended December 31, 2015 and outperformed the other investment companies, or portfolios of investment companies, for which the Adviser serves as investment adviser for the one year period and the since inception periods ended December 31, 2015. The Board further noted that the Class A, Class C and Class I shares of the Fund had underperformed the S&P 500 Index for the since inception period from April 7, 2014 to December 31, 2015. The Trustees concluded that the performance of the Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

The Trustees also noted that the Adviser had provided information regarding its advisory fees and an analysis of these fees in relation to the delivery of services to the Fund and any other ancillary benefit resulting from the Adviser’s relationship with the Fund. The Trustees considered the fees that the Adviser charges to each comparable account and/or investment company advised by SkyBridge, and evaluated the explanations provided by the Adviser as to differences in fees charged to the Fund and such accounts. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the Fund versus other similarly managed funds. The Trustees noted that the gross advisory fee of the Fund’s Class A and Class I shares was equal to and the Class C shares gross advisory fee was lower than the median of the gross advisory fee of the universe of funds with a similar share class in the Lipper Equity Income Index Fund category with $250 million or less in assets. They further noted that the net total expense ratio of the Fund’s Class A and Class I shares was slightly lower than and the Class C were higher than the median net total expense ratio of funds with similar share classes in the Lipper Equity Income Index Fund category with $250 million or less in assets. The Trustees concluded that the advisory fee and services provided by the Adviser are sufficiently consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund based on the information provided at the Meeting.

27

SKYBRIDGE DIVIDEND VALUE FUND

Other Information

(Unaudited) (Continued)

The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of senior personnel. In evaluating the quality of services provided by the Adviser, the Board took into account its familiarity with the Adviser’s senior management through Board meetings, discussions and reports since the Board’s initial approval of the Agreement. The Board also took into account the Adviser’s compliance policies and procedures and reports regarding the Adviser’s compliance operations from the Trust’s Chief Compliance Officer. The Board also considered any potential conflicts of interest that may arise in a portfolio manager’s management of the Fund’s investments on the one hand, and the investments of other accounts, on the other. The Trustees reviewed the services provided to the Fund by the Adviser and concluded that the nature, extent and quality of the services provided were appropriate and consistent with the terms of the Agreement, that the quality of the services appeared to be consistent with industry norms and that the Fund is likely to benefit from the continued receipt of those services. They also concluded that the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated their ability to attract and retain qualified personnel.

The Trustees considered the costs of the services provided by the Adviser, the compensation and benefits received by the Adviser in providing services to the Fund, as well as the Adviser’s profitability. The Trustees were provided with the Adviser’s unaudited balance sheet and statement of operations for the fiscal year ended December 31, 2015. The Trustees noted that the Adviser’s level of profitability is an appropriate factor to consider, and the Trustees should be satisfied that the Adviser’s profits are sufficient to continue as a healthy concern generally and as investment adviser of the Fund specifically. The Trustees concluded that the Adviser’s contractual advisory fee level was reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall expense ratio of the Fund was reasonable, taking into account the quality of services provided by the Adviser and the current size and projected growth of the Fund during the renewal term.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board noted that economies of scale may be achieved at higher asset levels for the Fund for the benefit of fund shareholders, but that the advisory fee did not currently include breakpoint reductions as asset levels increase.

In voting to approve the continuation of the Agreement, the Board considered all factors it deemed relevant and the information presented to the Board by the Adviser. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his or her own judgment. The Board determined that the

28

SKYBRIDGE DIVIDEND VALUE FUND

Other Information

(Unaudited) (Concluded)

continuation of the Agreement would be in the best interests of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, unanimously approved the continuation of the Agreement for an additional one year period.

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SKYBRIDGE DIVIDEND VALUE FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 919-6885.

30

SKYBRIDGE DIVIDEND VALUE FUND

Fund Management

(Unaudited)

  FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

 The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and Officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

  The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (888) 919-6885.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	33	Optimum Fund Trust (registered investment company) (6 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	33	None.

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SKYBRIDGE DIVIDEND VALUE FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2016.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	33	None.
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	33	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).

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SKYBRIDGE DIVIDEND VALUE FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	33	None.

1Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

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SKYBRIDGE DIVIDEND VALUE FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
DAVID C. LEBISKY Date of Birth: 5/72	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2015.

Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

34

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Investment Adviser

SkyBridge Capital II, LLC

527 Madison Avenue, 16th Floor

New York, New York 10022

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103-7096

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

SkyBridge Dividend

Value Fund

of

FundVantage Trust

Class A Shares

Class C Shares

Class I Shares

ANNUAL REPORT

April 30, 2016

This report is submitted for the general information of the shareholders of the SkyBridge Dividend Value Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the SkyBridge Dividend Value Fund.

SKY-0416

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Audit Committee of the Board of Trustees currently is comprised of Nicholas Marsini, Iqbal Mansur and Stephen M. Wynne, each of whom is considered “independent” within the meaning set forth under Item 3 of Form N-CSR. The Board of Trustees has determined that each of Messrs. Mansur, Marsini and Wynne is an “audit committee financial expert” as such term is defined by Item 3 of Form N-CSR.

The Registrant’s Board of Trustees has determined that Dr. Mansur acquired the attributes necessary to be considered an audit committee financial expert through his experience as a university professor of finance and because he has authored over 25 finance-related articles in peer reviewed publications.

The Registrant’s Board of Trustees has determined that Mr. Wynne acquired the attributes necessary to be considered an audit committee financial expert through his experience as a chief executive officer (and other senior-level accounting and/or financial positions) of several large financial institutions and because he has co-authored a text book on mutual fund accounting.

The Registrant’s Board of Trustees has determined that Mr. Marsini acquired the attributes necessary to be considered an audit committee financial expert through his experience as a chief executive officer (and other senior-level positions) of several large financial institutions.

Item 4. Principal Accountant Fees and Services

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

	Fiscal Year 2015	Fiscal Year 2016
Pricewaterhouse Coopers LLP	$403,500	$261,630
Ernst & Young LLP	$181,900	$134,000
BBD LLP	$35,000	$0
Tait Weller & Baker, LLP	$0	$31,000
Aggregate Fees	$620,400	$426,630

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2015 and $0 for 2016.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

	Fiscal Year 2015	Fiscal Year 2016
Pricewaterhouse Coopers LLP	$0	$10,400
Ernst & Young LLP	$19,041	$13,657

BBD LLP	$0	$0
Tait Weller & Baker	$0	$0
Aggregate Fees	$19,041	$24,057

[E&Y fees were for the review of excise tax returns and Passive Foreign Investment Company (PFIC) analysis. Pricewaterhouse fees related to the analysis of foreign securities transactions.]

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $15,000 for 2015 and $23,175 for 2016 to E&Y for security count due to affiliated Advisor.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee Charter requires the Audit Committee to (i) (a) approve prior to appointment the engagement of independent registered public accounting firm to annually audit and provide their opinion on the Registrant’s financial statements, (b) recommend to the Independent Trustees the selection, retention or termination of the Registrant’s independent registered public accounting firm and, (c) in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the independent registered public accounting firm; and (ii) to approve prior to appointment the engagement of the independent registered public accounting firm to provide other audit services to the Registrant, or to provide non-audit services to the Registrant, its series, an investment adviser to its series or any entity controlling, controlled by, or under common control with an investment adviser to its series (“adviser-affiliate”) that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant. The Audit Committee will not approve non-audit services that the Audit Committee believes may impair the independence of the Registrant’s independent registered public accountant. The Audit Committee may delegate, to the extent permitted by law, pre-approved responsibilities to one or more members of the Audit Committee who shall report to the full Audit Committee.

(e)(2)	Not applicable.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for 2015 and $0 for 2016.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	FundVantage Trust

By (Signature and Title)*	/s/ Joel L. Weiss
Joel L. Weiss, President and
Chief Executive Officer
(principal executive officer)

Date	July 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joel L. Weiss
Joel L. Weiss, President and
Chief Executive Officer
(principal executive officer)

Date	July 7, 2016

By (Signature and Title)*	/s/ James G. Shaw
James G. Shaw, Treasurer and
Chief Financial Officer
(principal financial officer)

Date	July 7, 2016

* Print the name and title of each signing officer under his or her signature.